GE FUNDS
   ANNUAL REPORT


September 30, 1999

[GE LOGO OMITTED]

WE BRING GOOD THINGS TO LIFE.

                            UNDERSTANDING YOUR REPORT

PRESIDENT'S LETTER .....................................  1

REVIEW OF PERFORMANCE AND SCHEDULES OF INVESTMENTS
Portfolio managers discuss your Funds and what we invested in and why

     GE U.S. EQUITY FUND ...............................  3

     GE PREMIER GROWTH EQUITY FUND .....................  8

     GE VALUE EQUITY FUND .............................. 11

     GE MID-CAP GROWTH FUND ............................ 16

     GE MID-CAP VALUE EQUITY FUND ...................... 20

     GE SMALL-CAP VALUE EQUITY FUND .................... 23

     GE GLOBAL EQUITY FUND ............................. 27

     GE INTERNATIONAL EQUITY FUND ...................... 32

     GE EUROPE EQUITY FUND ............................. 37

     GE EMERGING MARKETS FUND .......................... 41

     GE STRATEGIC INVESTMENT FUND ...................... 46

     GE INCOME FUNDS ................................... 56

       [bullet] GE FIXED INCOME FUND

       [bullet] GE GOVERNMENT SECURITIES FUND

       [bullet] GE SHORT-TERM GOVERNMENT FUND

     GE TAX-EXEMPT FUND ................................ 70

     GE HIGH YIELD FUND ................................ 75

     GE MONEY MARKET FUND .............................. 80

     NOTES TO PERFORMANCE .............................. 82

     NOTES TO SCHEDULES OF INVESTMENTS ................. 84

FINANCIAL STATEMENTS
     Financial Highlights .............................. 85
     Notes to the Financial Highlights ................. 99
     Statements of Assets and Liabilities, Operations,
     and Changes in Net Assets .........................100

NOTES
     Notes to the Financial Statements .................116

REPORT OF INDEPENDENT ACCOUNTANTS ......................124

TAX INFORMATION ........................................125


GE FUNDS' INVESTMENT TEAM ..............................128


SHAREHOLDER INQUIRIES ....................INSIDE BACK COVER


                              HIGHLY RATED GE FUNDS

                             MORNINGSTAR RATINGS(TM)
                           THROUGH SEPTEMBER 30, 1999


                              NUMBER OF             STAR
FUND/CLASS               FUNDS IN ITS CLASS        RATINGS
--------------------------------------------------------------------------------
GE U.S. EQUITY (DOMESTIC EQUITY)
--------------------------------------------------------------------------------
  OVERALL AND 3 YEAR            3210
   Class A & Y                                   [star][star][star][star][star]
   Class B                                       [star][star][star][star]
  5 YEAR                        2010
   Class A & Y                                   [star][star][star][star][star]
   Class B                                       [star][star][star][star]

GE VALUE EQUITY (DOMESTIC EQUITY)
--------------------------------------------------------------------------------
  OVERALL AND 3 YEAR            3210
   Class A & B                                   [star][star][star][star]
  5 YEAR                        2010
   Class A & B                                   [star][star][star][star]

GE STRATEGIC INVESTMENT (DOMESTIC EQUITY)
--------------------------------------------------------------------------------
  OVERALL                       3210
   Class A & Y                                    [star][star][star][star]
  3 YEAR                        3210
   Class A & Y                                    [star][star][star]
  5 YEAR                        2010
   Class A & Y                                    [star][star][star][star]

GE INTERNATIONAL EQUITY (INTERNATIONAL EQUITY)
--------------------------------------------------------------------------------
  OVERALL AND 3 YEAR            1025
   Class Y                                        [star][star][star][star]]
  5 YEAR                         565
   Class Y                                        [star][star][star][star]

GE GLOBAL EQUITY (INTERNATIONAL EQUITY)
--------------------------------------------------------------------------------
  OVERALL AND 3 YEAR            1025
   Class A &Y                                     [star][star][star][star]
  5 YEAR                         565
   Class A & Y                                    [star][star][star][star]

GE FIXED INCOME (TAXABLE BOND)
--------------------------------------------------------------------------------
  OVERALL AND 3 YEAR            1585
   Class Y                                        [star][star][star][star]
  5 YEAR                        1153
   Class Y                                        [star][star][star][star]

GE SHORT TERM GOVERNMENT (TAXABLE BOND)
--------------------------------------------------------------------------------
  OVERALL                       1585
   Class A & B                                    [star][star][star][star]
   Class Y                                        [star][star][star][star][star]
  3 YEAR                        1585
   Class A & Y                                    [star][star][star][star][star]
   Class B                                        [star][star][star][star]
  5 YEAR                        1153
   Class A & B                                    [star][star][star][star]
   Class Y                                        [star][star][star][star][star]

Morningstar is an independent fund rating company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its broad asset class on a scale of one to five stars through the evaluation of the historical balance of risk and return after 3 years of performance.

Morningstar proprietary ratings reflect historical risk-adjusted performance through September 30, 1999. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (with fee and sales charge adjustments) and a risk factor that reflects fund performance below 90-day T-bill returns. The top ten percent of the funds in a broad asset class receive five stars, the next 22.5% receive four stars and the next 35% receive three stars. Ratings are for the share classes shown only; other classes may vary.

Investment return and principal value of an investment will fluctuate and you may have a gain or loss when you sell your shares. The adviser has voluntarily agreed to waive and/or bear certain fees and expenses. Without these provisions, which may be terminated in the future, the results may have been lower. Returns assume changes in share price and reinvestment of dividends and capital gains.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


--------------------------------------------------------------------------------
 This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

                                                     A LETTER FROM THE PRESIDENT

DEAR SHAREHOLDER:
We are pleased to provide you with the 1999 GE Funds Annual Report.

As you may be aware, the GE Family of Mutual Funds was featured on the cover of the Oct. 11 issue of BARRON'S, the Dow Jones business and financial weekly. As the article refers, our strategy of selecting stocks carefully, focusing on price/earning ratios and seeking long-term profits rather than short-term gains has paid off. The article also noted that the majority of our funds Class A shares have done better than their peer group averages since our funds' inception and half of our eligible funds Class A shares have earned at least four-star rankings from Morningstar, the independent fund ranking company that analyzes risk-adjusted performance.

The BARRON'S article also cites our significant accomplishments in marketing mutual funds over the internet. More than 50,000 of our clients use the funds' web site at WWW.GE.COM/MUTUALFUNDS to check their accounts or carry out thousands of transactions. We have had more than 100,000 hits since the site debuted in 1998. In the months ahead, we plan to add even more services and information to assist you in managing your finances online, including market news highlights from CNBC.

FUND HIGHLIGHTS
Despite a volatile market that traded in a narrow range for much of the year, several GE equity funds outperformed their benchmarks and Lipper Analytic Services peer groups. All classes of the GE Premier Equity Growth Fund outpaced the S&P 500 Index, gaining more than 37%. The GE Global Equity Fund outperformed its benchmarks and, with returns greater than 35%, also outperformed its Lipper peers. The GE Value Equity Fund also did better than its benchmark and peer averages, a noteworthy performance in a year when many investors prized growth over value. The GE U.S. Equity Fund also exceeded its peer averages and, for the third consecutive quarter, the fund outdistanced its benchmark despite the sharp narrowing of the overall market. A number of our fixed income funds matched or outpaced their peer averages at a time when inflation fears pushed bond rates higher and the U.S. Federal Reserve implemented a restrictive monetary policy.

Average returns for all the Lipper fund categories and complete details on each fund's performance, including reductions for the effect of loads, can be found on the fund performance profile pages in this report. As the BARRON'S article noted, many of our funds earned favorable ratings from Morningstar, the mutual fund rating service. Highly-rated funds are listed on the inside front cover of this report.

LIPPER CLASSIFICATION AND RANKINGS
As an investor in the GE Funds, you may have noticed that several of the Lipper classifications and rankings as they appear in the WALL STREET JOURNAL have changed. Lipper has changed its methodology for categorizing funds. Prior to September 1999, Lipper placed funds in peer groups based upon their prospectus objective. Now, Lipper uses a complex formula to combine portfolio characteristics and compare each fund to all others in its capitalization range.

Under the new Lipper system, at least 75% of a fund's portfolio must be either small-, mid- or large-cap to be included in one of those categories. This "re-categorization" by Lipper has affected the relative rankings of our domestic equity funds. Changes in rankings are due to the re-categorization by Lipper rather than changes in the funds' performance of investment objective.

Since the changes in the Lipper ranking methodology were so recently issued in September, we will continue to supply you with the Lipper peer information in this annual report. We will continue to investigate the details and impact of this change to determine the best usage of peer comparisons and most appropriate rating agency going forward.

MARKET REVIEW
For the past six months the U.S. stock market, as represented by the S&P 500 Index, has been in a narrow trading range, reaching a new high in July, and testing the March lows in mid-September. The U.S. stock market has enjoyed a high valuation level for the past few years, reflecting the uniquely favorable investment climate of steady growth and low inflation. On the other hand, this market remains vulnerable to high volatility given these valuation levels.

[PHOTO OFMICHAEL J. COSGROVE OMITTED]

We entered 1999 with many investors fearing that the financial collapse of Southeast Asia and Russia would cause a global recession. However, rather than slowing down, the U.S. economy has remained very strong. Europe is improving, and much of Asia is showing encouraging signs of recovery as well. Now the worry is that strong non-inflationary growth might become unsustainable, causing inflationary pressures that could put an end to the favorable investment climate.

This fear is reflected by the long-term Treasury bond rate that rose to a high of 6.25% and currently is around 6.0%, up 150 basis points (1.50%) from the lows of last Fall. The Federal Reserve (the "Fed") has followed the bond market, taking back two-thirds of last Fall's rate easing by raising short-term rates 50 basis points (0.50%), and we believe that the Fed will tighten again.

All of this is happening in an environment that exhibits few signs of potential inflationary pressures. Oil prices have doubled from February's lows and are back to the levels experienced in 1996. The U.S. dollar has declined against the Japanese Yen, potentially leading to a rising cost of exports, and the unemployment rate remains stubbornly low. However, since the oil shock of the 1970s, commodities, including oil, have shrunk significantly as a percentage of U.S. business costs, the dollar is holding up well against the currencies of our other trading partners, and labor costs are remarkably benign due to strong gains in productivity. At the same time, the rest of the world is following the U.S. example of restructuring and regulatory reform, and U.S. businesses, in the second phase of restructuring, continue to redeploy capital into more productive, higher-return industries, all of which is disinflationary.


OUTLOOK
Company fundamentals are strong, with earnings growth accelerating after last Fall's slowdown. Companies that benefit from globalization and disinflation are among the earnings leaders, but many of these companies have enjoyed extremely high valuation levels. Thus, with the stock market still at high valuation levels, and with market leadership remaining stubbornly narrow, we believe the stock market will remain hostage to the bond market for the foreseeable future, and volatility should also remain high. Therefore, our bottom up stock picking approach should continue to add value for our investors during this period of high volatility.


YEAR 2000
We are increasingly confident that most U.S. companies have addressed their Year 2000 ("Y2K") issues and do not anticipate any significant impact on U.S. markets because of Y2K-related disruptions. There is some uncertainty, however, about the Y2K readiness of companies in other parts of the world and how much effect any lack of preparation will have on the global economy.


The GE Funds' adviser, GE Investment Management Incorporated ("GEIM"), has incorporated "Year 2000 Y2K" readiness capability into its analysis processes for the investment portfolios it manages. It has been engaged in a multi-year effort to address its own Y2K date-related issues in a broad range of areas including applications, process-enabling systems and facilities. GEIM also benefits from the Y2K efforts of its parent, General Electric Company, which systematically monitors the implementation of the Y2K programs of all GE businesses and facilitates the sharing of best practices. With respect to third-party systems, GEIM like many similar companies, must rely largely on the efforts and affirmations of others; however, it will continue to work closely with our most critical vendors, State Street Bank and Trust Company, the funds' custodian and National Financial Data Services, Inc., the funds' transfer agent. Although the interaction of various software and hardware elements is highly complex -- and the possibility of Y2K related problems cannot be totally eliminated -- GEIM believes it is taking the appropriate steps.


Thank you for your continued investment in the GE Funds. We look forward to helping you serve your financial needs in the future.


Sincerely,

/S/SIGNATURE

Michael J. Cosgrove

MIKE COSGROVE IS THE PRESIDENT OF THE ASSET MANAGEMENT SERVICES GROUP OF GE FINANCIAL ASSURANCE HOLDINGS, INC., AND OF GE INVESTMENT DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR, AND SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE INVESTMENTS AND ASSISTANT TREASURER- GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES IN THE INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. HE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

                                                             GE U.S. EQUITY FUND


Q&A

GENE BOLTON IS RESPONSIBLE FOR THE OVERALL MANAGEMENT OF THE U.S. EQUITY OPERATION AT GE INVESTMENTS WITH TOTAL ASSETS OF OVER $54 BILLION. HIS RESPONSIBILITIES INCLUDE OVERSEEING THE PORTFOLIO MANAGEMENT TEAM OF THE GE U.S. EQUITY FUND. GENE JOINED GE IN 1964. AFTER COMPLETING GE'S FINANCIAL MANAGEMENT PROGRAM, HE HELD A NUMBER OF FINANCIAL AND STRATEGIC PLANNING POSITIONS IN THE U.S. AND EUROPE. JOINING GE INVESTMENTS IN 1984 AS CHIEF FINANCIAL OFFICER, HE MOVED TO EQUITIES AS A PORTFOLIO MANAGER IN 1986 AND WAS NAMED TO HIS PRESENT POSITION IN 1991. GENE IS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM, AS WELL AS CHAIRMAN OF THE ASSET ALLOCATION COMMITTEE OF GE INVESTMENTS. HE ALSO SERVES AS A TRUSTEE OF THE INVESTMENT MANAGEMENT WORKSHOP, SPONSORED BY THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH. GENE IS A GRADUATE OF MUNDELEIN COLLEGE WITH A B.A. IN BUSINESS MANAGEMENT.

Q. HOW DID THE GE U.S. EQUITY FUND'S BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1999?
A. The GE U.S. Equity Fund's benchmark, the S&P 500 Index, returned 27.81% for the twelve month period. The fund's Lipper peer group of 253 Large Cap Value stocks, a new classification, gained an average of 20.71%. To see how your class of GE U.S. Equity Fund shares performed during the period, please refer to the next page.

Q.  WHAT FACTORS AFFECTED FUND PERFORMANCE?
A. The fund outperformed its Lipper peer averages for the twelve month period and outpaced its benchmark for the third consecutive quarter despite the sharp narrowing of the overall market. It is worth remembering that in October 1998, the stock market was reeling from the collapse of currencies in Asia and Russia. The market rallied late in 1998 and in the first and second quarters of 1999. The S&P 500 Index then declined 6.15% in the third quarter, giving back nearly all of its second quarter gains. Despite this volatility and the significant narrowing of the market, our valuation discipline and longer term perspective has helped the fund to outperform the market and its peer averages.

Q.  WHICH INVESTMENTS STAND OUT?

A. The fund did particularly well in consumer cyclical stocks. Because of good stock selection, these holdings outperformed both their sector and the market. Cable TV stocks such as NTL and Comcast continued to provide stellar performance because of strong fundamentals and the expectation that they will begin to get a significant share of future internet traffic. The financial sector is another area where good stock picking has paid off. Financial stocks in general have trailed the S&P 500 Index due to rising interest rates. However, several large holdings in the fund such as Citigroup and American Express have significantly outperformed the market.

    The capital goods sector showed the poorest relative performance. The fund was overweight in this area and several stocks had disappointing results. Waste Management was the worst performer, as earnings fell short of expectations due to poor management execution. Hubbell, an electrical components company also lagged, because of a delay in new products. The technology sector represents the fund's greatest investment challenge because of extremely high valuations. Most technology stocks show superb earnings growth, very high margins and good return on capital. The question is whether these companies can continue to grow at such high rates long enough to justify their high price/earning ratios. We have been able to find some good companies in this sector with reasonable valuations considering their projected earnings growth rates. These would include EMC, a manufacturer of computer storage products, Nortel, a telecommunications equipment manufacturer, and Applied Materials, a maker of semiconductor manufacturing equipment. The fund remains about 2% under the S&P 500 Index weight of 24% in this sector. We will continue to invest in the technology sector because of its importance to the information economy, but we plan to maintain the cautious approach that we have been following.


Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. We believe that the stock market will continue to be volatile in the months ahead. The economy is strong; inflation is low; and there is little indication of pressure on wages or prices. However, there is concern that the economy is growing too fast which will eventually lead to inflation. This has caused interest rates to increase, which is negative for stocks. Longer term, as the economy slows somewhat, we expect interest rates to decline but we could be in for a bumpy ride in the market until then. We believe the fund is well positioned for good relative performance in this environment.

[PHOTO OF GENE BOLTON OMITTED]

                                                             GE U.S. EQUITY FUND

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
  Citigroup Inc.                   3.08%
--------------------------------------------------------------------------------
  Merck & Co. Inc.                 2.46%
--------------------------------------------------------------------------------
  Intel Corp.                      2.22%
--------------------------------------------------------------------------------
  Cisco Systems Inc.               2.19%
--------------------------------------------------------------------------------
  Bristol-Myers Squibb Co.         2.16%
--------------------------------------------------------------------------------
  International Business Machines  2.11%
--------------------------------------------------------------------------------
  Microsoft Corp.                  1.91%
--------------------------------------------------------------------------------
  AlliedSignal Inc.                1.83%
--------------------------------------------------------------------------------
  Cardinal Health Inc.             1.63%
--------------------------------------------------------------------------------
  Exxon Corp.                      1.63%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
                      A mutual fund designed for investors
                          who seek long-term growth of
                        capital by investing primarily in
                        a diversified portfolio of growth
                            and value stocks of U.S.
                                   companies.

                         * LIPPER PERFORMANCE COMPARISON
                           LARGE CAP VALUE PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 9/30/99

                    One Year   Five Year
                    --------   --------
 Number of
 Funds in
 peer group:           253        105

 Peer group
 average annual
 total return:       20.71%     20.41%

 Lipper categories in peer group:
      LARGE CAP VALUE

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 CLASS A SHARES+
                              [LINE GRAPH OMITTED]

          GE U.S. EQUITY       GE U.S. EQUITY W/LOAD     S&P 500
2/22/93   $10,000.00                 $10,000.00        $10,000.00
           10,519.58                   9,917.30         10,216.10
   9/93    11,032.38                  10,400.76         10,530.86
           10,701.37                  10,088.69         10,364.46
   9/94    11,129.16                  10,491.98         10,919.15
           11,991.38                  11,304.84         11,978.67
   9/95    14,118.31                  13,310.00         14,165.55
           15,797.66                  14,893.21         15,824.63
   9/96    16,758.61                  15,799.16         17,045.81
           18,560.23                  17,497.63         18,959.35
   9/97    23,422.39                  22,081.43         23,947.44
           26,873.73                  25,335.17         28,068.12
   9/98    24,739.00                  23,323.11         26,129.74
           31,294.61                  29,502.94         33,270.71
   9/99    31,615.33                  29,805.30         33,395.81

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                        ONE   FIVE    SINCE
                       YEAR   YEAR  INCEPTION
                       ----   ----  ---------
GE U.S. Equity         27.79% 23.22%  19.04%
GE U.S. Equity w/load  20.43% 21.78%  17.98%
(maximum load-5.75%)
S&P 500                27.81% 25.05%  20.08%

                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]
            GE U.S. EQUITY    GE U.S. EQUITY W/LOAD     S&P 500
12/22/93      $10,000.00           $10,000.00          $10,000.00
                9,647.78             9,647.78            9,618.15
9/94            9,990.57             9,990.57           10,132.90
               10,728.90            10,728.90           11,116.13
9/95           12,579.81            12,579.81           13,145.54
               14,022.58            14,022.58           14,685.15
9/96           14,816.93            14,816.93           15,818.40
               16,345.27            16,345.27           17,594.16
9/97           20,558.50            20,558.50           22,223.07
               23,492.61            23,492.61           26,047.04
9/98           21,545.00            21,545.00           24,248.24
               27,153.91            27,153.91           30,875.01
9/99           27,326.98            27,326.98           30,991.10

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                       ONE    FIVE      SINCE
                      YEAR    YEAR    INCEPTION
GE U.S. Equity        26.83%  22.29%   19.01%
GE U.S. Equity w/load 22.83%  22.29%   19.01%
maximum load            4.0%   0.0%      0.0%
S&P 500               27.81% 25.05%    21.74%

                                 CLASS Y SHARES
                              [LINE GRAPH OMITTED]
         GE U.S. EQUITY         S&P 500
11/29/93 $10,000.00            $10,000.00
           9,696.21              9,736.84
   9/94   10,096.06             10,257.94
          10,889.12             11,253.31
   9/95   12,835.67             13,307.76
          14,388.82             14,866.37
   9/96   15,270.71             16,013.60
          16,937.04             17,811.27
   9/97   21,403.88             22,497.30
          24,582.47             26,368.46
   9/98   22,658.00             24,547.46
          28,694.05             31,256.00
   9/99   29,033.73             31,373.53

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                   ONE   FIVE    SINCE
                  YEAR   YEAR  INCEPTION
GE U.S. Equity   28.14% 23.52%  20.03%
S&P 500          27.81% 25.05%  21.64%

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999

                               GE U.S. EQUITY FUND
                               [PIE CHART OMITTED]
                                TECHNOLOGY 20.7%
                                 CONSUMER 14.3%
                                HEALTHCARE 13.1%
                            FINANCIAL SERVICES 15.0%
                                 UTILITIES 9.1%
                               CAPITAL GOODS 8.2%
                                   ENERGY 7.6%
                                RETAIL TRADE 5.5%
                               CASH & OTHER+ 3.4%
                               TRANSPORTATION 1.4%
                              BASIC MATERIALS 1.7%

+INCLUDES CASH EQUALIZED BY FUTURES OF 2.1.%


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.1%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 1.7%

Airgas Inc.                           32,519  $     378,033(a)
Barrick Gold Corp.                   100,512      2,186,136
Du Pont de Nemours (E.I.) & Co.       27,198      1,655,678
Great Lakes Chemical Corp.            49,666      1,890,412
Mead Corp.                            30,107      1,034,928
Newmont Mining Corp.                  47,300      1,223,888
PPG Industries Inc.                   39,614      2,376,840
Rayonier Inc.                         35,475      1,489,950
                                                 12,235,865

CAPITAL GOODS -- 8.2%

AlliedSignal Inc.                    215,570     12,920,727(h)
Deere & Co.                           26,015      1,006,455
Dover Corp.                          238,865      9,763,607(h)
Emerson Electric Co.                 114,466      7,232,820
Hubbell Inc. (Class B)               143,105      4,561,472
Lockheed Martin Corp.                 23,650        773,059
Martin Marietta Materials Inc.        75,325      3,008,292
Masco Corp.                           54,395      1,686,245
Molex Inc. (Class A)                 132,410      4,286,774
Textron Inc.                          78,282      6,057,070
United Technologies Corp.             55,341      3,282,413
Waste Management Inc.                180,923      3,482,768
                                                 58,061,702
[ICON OMITTED] CONSUMER - CYCLICAL -- 8.8%

AT&T Corp. - Liberty Media
   Group (Class A)                   153,725      5,707,041(a)
Carnival Corp.                        41,357      1,799,029
Catalina Marketing Corp.              38,386      3,255,613(a)
Comcast Corp. (Class A)              185,653      7,402,913
Ford Motor Co.                        43,753      2,195,854
Gannett Inc.                         101,577      7,027,859
Harman International
   Industries Inc.                    10,673        448,933




                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Interpublic Group Cos. Inc.          174,774 $    7,187,581
Knight-Ridder Inc.                    50,848      2,790,284
McDonald's Corp.                     113,520      4,881,360
MediaOne Group Inc.                   19,984      1,365,157(a)
NTL Inc.                              73,315      7,045,113(a)
Stanley Works                          9,460        238,274
Time Warner Inc.                      43,516      2,643,597
Walt Disney Co.                      120,852      3,127,045(h)
Xerox Corp.                          127,947      5,365,777
                                                 62,481,430

CONSUMER - STABLE -- 5.5%

Anheuser Busch Cos. Inc.              85,258      5,973,389(h)
Avon Products Inc.                    94,245      2,338,454
Bestfoods                             31,928      1,548,508
Colgate-Palmolive Co.                 15,136        692,472
General Mills Inc.                    26,015      2,110,467
Gillette Co.                          17,738        601,983
Heinz (H.J.) Co.                      35,475      1,525,425
Pepsico Inc.                         152,661      4,617,995
Philip Morris Cos. Inc.              120,852      4,131,628(h)
Procter & Gamble Co.                  78,045      7,316,719
Ralston Purina Co.                   146,394      4,071,583
Sara Lee Corp.                       159,637      3,741,492
                                                 38,670,115

ENERGY -- 7.6%

Anadarko Petroleum Corp.              29,917        914,338
Baker Hughes Inc.                     60,307      1,748,903
BP Amoco PLC ADR                      13,008      1,441,449
Burlington Resources Inc.             91,644      3,367,917
Chevron Corp.                         17,738      1,574,248
Conoco Inc. (Class B)                 88,688      2,427,834
Exxon Corp.                          151,597     11,511,897(h)
Halliburton Co.                       96,492      3,956,172
Mobil Corp.                           60,307      6,075,930
Nabors Industries Inc.                27,552        688,800(a)
Royal Dutch Petroleum Co. ADR        107,371      6,341,600
Schlumberger Ltd.                     91,525      5,703,152
Texaco Inc.                           28,380      1,791,487
Unocal Corp.                         128,893      4,777,097
USX-Marathon Group                    43,397      1,269,362
                                                 53,590,186
[ICON OMITTED] FINANCIAL -- 11.2%

American Express Co.                  57,944      7,800,711(h)
Associates First Capital Corp.
   (Class A)                         146,038      5,257,368
Bank of America Corp.                126,881      7,065,686
Bank of New York Inc.                 46,118      1,542,071
BankBoston Corp.                      33,965      1,473,232
Chase Manhattan Corp.                 59,716      4,501,093
Citigroup Inc.                       494,995     21,779,780
Countrywide Credit
   Industries Inc.                    19,511        629,230
Federal National Mortgage Assoc.     160,229     10,044,355
Fleet Financial Group Inc.            29,563      1,082,745
Goldman Sachs Group Inc.              27,198      1,659,078
Morgan Stanley, Dean
   Witter & Co.                       67,993      6,064,126
PNC Bank Corp.                        20,103      1,059,177
State Street Corp.                    32,779      2,118,343(e)


-------------
See Notes to Schedules of Investments and Financial Statements.

                                          GE U.S. EQUITY FUND SEPTEMBER 30, 1999


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
United States Bancorp.               117,502  $   3,547,091
Wells Fargo & Co.                     89,278      3,537,641
                                                 79,161,727
[ICON OMITTED] HEALTHCARE -- 13.1%

Abbott Laboratories                  182,105      6,692,359
Allergan Inc.                         32,164      3,538,040
Alza Corp.                            11,825        506,258(a)
American Home Products Corp.          69,886      2,900,269(h)
Amgen Inc.                            53,213      4,336,859(a)
Bristol-Myers Squibb Co.             225,976     15,253,380
Cardinal Health Inc.                 211,637     11,534,216(h)
Dentsply International Inc.           33,110        753,252
Henry Schein Inc.                     60,899        867,811(a)
Johnson & Johnson                     95,901      8,810,904
Lincare Holdings Inc.                 55,567      1,481,208(a)
Merck & Co. Inc.                     268,664     17,412,785
Omnicare Inc.                         24,833        239,018
Pfizer Inc.                           69,531      2,498,770
Pharmacia & Upjohn Inc.              100,512      4,987,908
Schering Plough Corp.                 68,585      2,992,021
Shire Pharmaceuticals Group
   PLC ADR                            15,373        442,935(a)
Sybron International Corp.            79,819      2,145,136(a)
United Healthcare Corp.                9,460        460,584
Warner-Lambert Co.                    17,738      1,177,360
Watson Pharmaceuticals Inc.          107,607      3,288,739(a)
                                                 92,319,812

INSURANCE -- 3.8%

American International
   Group Inc.                         68,408      5,947,220
Berkshire Hathaway Inc. (Class B)      2,587      4,801,472(a)
Chicago Title Corp.                    7,686        306,960
Chubb Corp.                           18,920        942,453
Hartford Financial Services
   Group Inc.                         30,745      1,256,702
Lincoln National Corp.                59,125      2,220,883
Loews Corp.                           42,570      2,987,882
Marsh & McLennan Cos. Inc.            31,691      2,170,833
Reliastar Financial Corp.             70,950      2,359,087
St. Paul Cos. Inc.                    26,606        731,665
UnumProvident Corp.                  114,111      3,359,143
                                                 27,084,300

RETAIL TRADE -- 5.5%

Costco Wholesale Corp.                53,211      3,831,192(a)
CVS Corp.                             44,935      1,833,909
Dayton Hudson Corp.                  168,507     10,120,952
Federated Department Stores Inc.      48,483      2,118,101(a)
Home Depot Inc.                       99,330      6,816,521
Lowes Cos. Inc.                       92,236      4,496,505
Sears Roebuck & Co.                   23,650        742,019
Wal-Mart Stores Inc.                 189,200      8,998,825
                                                 38,958,024



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
[ICON OMITTED] TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 11.9%

Analog Devices Inc.                   98,740  $   5,060,425(a)
Applied Materials Inc.                82,303      6,393,914(a)
Cisco Systems Inc.                   225,503     15,461,049(a)
Gateway Inc.                          17,738        788,232(a)
Hewlett Packard Co.                   18,921      1,740,732
Intel Corp.                          211,074     15,685,437
International Business Machines      123,099     14,941,141
Nortel Networks Corp.                186,840      9,528,840
Pitney Bowes Inc.                     72,663      4,427,902
Sun Microsystems Inc.                 87,032      8,093,976(a)
Texas Instruments Inc.                27,198      2,237,036
                                                 84,358,684

TECHNOLOGY - SOFTWARE & SERVICES -- 8.3%

Acxiom Corp.                          11,234        220,818(a)
Automatic Data Processing Inc.       146,866      6,553,895
Computer Sciences Corp.               42,570      2,993,203
EMC Corp.                            135,396      9,672,352(a)
Equifax Inc.                         305,085      8,580,516
First Data Corp.                     258,967     11,362,177
Microsoft Corp.                      149,587     13,546,973(a)
Reuters Group PLC ADR                 14,783      1,018,179
Unisys Corp.                         100,512      4,535,604(a)
                                                 58,483,717

TRANSPORTATION -- 1.4%

Burlington Northern Santa
   Fe Corp.                          141,900      3,902,250
Canadian Pacific Ltd.                 73,906      1,685,981
Continental Airlines Inc. (Class B)   75,088      2,459,132(a)
Delta Air Lines Inc.                  44,935      2,179,347
                                                 10,226,710
[ICON OMITTED] UTILITIES -- 9.1%

AT&T Corp.                            82,775      3,600,712
Bell Atlantic Corp.                   56,760      3,820,657
CMS Energy Corp.                      65,038      2,207,227
Duke Energy Corp.                     72,133      3,976,332
Edison International                  96,964      2,357,437
El Paso Energy Corp.                  76,863      3,060,108
Florida Progress Corp.                41,979      1,941,529
FPL Group Inc.                        55,578      2,799,742
Global Crossing Ltd.                  84,845      2,248,403(a)
GTE Corp.                            124,163      9,545,030
MCI WorldCom Inc.                     35,475      2,549,766(a)
New Century Energies Inc.             74,498      2,491,027
SBC Communications Inc.              183,642      9,377,220
Sonat Inc.                            11,825        469,305
Sprint Corp.                          88,215      4,785,664
Texas Utilities Co.                   33,110      1,235,417
U.S. WEST Inc.                        72,133      4,116,089
Vodafone AirTouch PLC ADR             17,147      4,076,699
                                                 64,658,364

TOTAL COMMON STOCK
   (COST $568,289,610)                          680,290,636

-----------
See Notes to Schedules of Investments and Financial Statements.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.5%
--------------------------------------------------------------------------------
Microsoft Corp. (Series A), 2.75%
   (COST $3,173,408)                  33,726    $ 3,395,787

TOTAL INVESTMENTS IN SECURITIES
   (COST $571,463,018)                          683,686,423

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.4%
--------------------------------------------------------------------------------
GEI Short Term
   Investment Fund                24,166,307     24,166,307


                                     PRINCIPAL
                                        AMOUNT         VALUE
--------------------------------------------------------------------------------
TIME DEPOSIT -- 0.1%
State Street Cayman Islands
   5.375%   10/01/99                $485,000        485,000

TOTAL SHORT-TERM INVESTMENTS
   (COST $24,651,307)                            24,651,307


OTHER ASSETS AND LIABILITIES,
   NET (0.1)%                                      (805,588)
                                               -------------

NET ASSETS-- 100%                              $707,532,142
                                               =============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE U.S. Equity Fund had the following long Futures
Contracts open at September 30, 1999:

                            NUMBER
            EXPIRATION        OF        UNDERLYING   UNREALIZED
DESCRIPTION    DATE        CONTRACTS    FACE VALUE      LOSS
--------------------------------------------------------------------------------
S&P 500     December 1999     46       $14,929,300  $(693,005)

[ICON OMITTED] ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE GE U.S.
               EQUITY FUND AT SEPTEMBER 30, 1999.

-----------
See Notes to Schedules of Investments and Financial Statements.

                                                   GE PREMIER GROWTH EQUITY FUND

Q&A
DAVID CARLSON MANAGES PENSION AND MUTUAL FUND PORTFOLIOS WITH TOTAL ASSETS EXCEEDING $6 BILLION. DAVE JOINED GE IN 1980 WITH THE GE FINANCIAL MANAGEMENT PROGRAM. IN 1982, HE JOINED GE INVESTMENTS AS A SECURITY ANALYST RESPONSIBLE FOR SEVERAL CONSUMER INDUSTRIES. IN 1988, DAVE ASSUMED RESPONSIBILITY FOR MANAGING ELFUN TRUSTS. HE IS A TRUSTEE FOR THE GE CANADA PENSION TRUST, A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. DAVE IS A GRADUATE OF INDIANA UNIVERSITY WITH A B.S. IN BUSINESS.


Q. HOW DID THE GE PREMIER GROWTH EQUITY FUND'S BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE PERIOD ENDING SEPTEMBER 30, 1999?
A. The S&P 500 Index gained 27.81% over the 12 month period. The fund's Lipper peer group of 350 Multicap Growth funds, a new category, earned an average of 41.92% during that time. To see how your class of the GE Premier Growth Equity Fund performed compared to its benchmark, please refer to the next page.


Q.  WHAT FACTORS AFFECTED FUND PERFORMANCE?
A. Technology stocks have about a 20% weighting in the S&P 500 and have about a 28% weighting in the GE Premier Growth Equity Fund. This overweighting was beneficial, as tech stocks returned approximately 80% in the twelve-month period, much more than the 28% return for the S&P 500.

    The portfolio's holdings in Applied Materials, a manufacturer of semiconductor equipment; Cisco Systems, which makes networking equipment; and EMC, a storage equipment manufacturer, all more than doubled in the period.


Q.  WHAT OTHER SECTORS OR STOCKS HAD NOTEWORTHY
    PERFORMANCES?
A. Telecommunications stocks were also standout performers. Holdings in Vodaphone AirTouch, a wireless telecommunications company and NTL, a United Kingdom telecommunications company, both more than doubled in the period.

    On the downside, the fund's holdings in healthcare lagged the market. Specifically, the distribution companies, Cardinal Health and Henry Schein, declined during the year.

    Lincare Holdings, a home healthcare provider, also fell in price despite delivering strong earnings growth.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. The portfolio continues to be concentrated. Currently there are 32 names in the fund. We continue to be overweighted in technology and healthcare. Cash is approximately 4% of the fund. The strategy remains the same: Focus on high quality industry leaders that can grow at a rate in the mid-teens or better. If we can successfully identify and own premier companies, their above-average growth will drive above-average stock performance over the long term.

[PHOTO OF DAVID CARLSON OMITTED]

                                                   GE PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
  AT&T Corp. - Liberty Media Group 4.41%
--------------------------------------------------------------------------------
  First Data Corp.                 3.90%
--------------------------------------------------------------------------------
  Microsoft Corp.                  3.81%
--------------------------------------------------------------------------------
  EMC Corp.                        3.80%
--------------------------------------------------------------------------------
  Cisco Systems Inc.               3.73%
--------------------------------------------------------------------------------
  NTL Inc.                         3.68%
--------------------------------------------------------------------------------
  Intel Corp.                      3.49%
--------------------------------------------------------------------------------
  Catalina Marketing Corp.         3.46%
--------------------------------------------------------------------------------
  Interpublic Group Cos. Inc.      3.46%
--------------------------------------------------------------------------------
  Molex Inc.                       3.44%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
                             A mutual fund designed
                             for investors who seek
                               long-term growth of
                               capital and future
                               income by investing
                                  primarily in
                             growth-oriented equity
                                   securities.

                         * LIPPER PERFORMANCE COMPARISON
                           MULTICAP GROWTH PEER GROUP
                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                              FOR THE PERIOD ENDED
                                     9/30/99

                           One Year
                           --------
   Number of Funds
   in peer group:              350

   Peer group
   average annual
   total return:            41.92%

   Lipper categories in peer group:
      MULTICAP GROWTH

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 CLASS A SHARES+
                               [LINE GRAPH OMITTED]

           GE PREMIER FUND   GE PREMIER FUND W/LOAD    S&P 500
12/31/96    $10,000.00           $10,000.00            $10,000.00
    3/97      9,533.32             8,982.41             10,260.73
             11,033.32            10,395.73             12,053.80
    9/97     12,233.32            11,526.38             12,960.26
             12,645.51            11,914.75             13,329.40
    3/98     14,294.04            13,468.02             15,190.35
             14,863.91            14,004.95             15,693.88
    9/98     13,866.65            13,065.32             14,141.85
             17,120.96            16,131.56             17,154.67
    3/99     18,630.40            17,553.77             18,004.59
             20,482.26            19,298.61             19,259.05
    9/99     19,210.41            18,100.26             18,073.68

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                    ONE      SINCE
                   YEAR    INCEPTION
GE Premier
Growth Equity     38.54%    26.79%
GE Premier Growth
Equity w/load     30.55%    24.07%
(maximum load-5.75%)
S&P 500           27.81%    24.03%

                                 CLASS B SHARES
                               [LINE GRAPH OMITTED]

             GE PREMIER FUND GE PREMIER FUND W/LOAD   S&P 500
12/31/96      $10,000.00         $10,000.00         $10,000.00
    3/97        9,513.33           9,513.33          10,260.73
               10,986.67          10,986.67          12,053.80
   9/97        12,166.67          12,166.67          12,960.26
               12,552.07          12,552.07          13,329.40
   3/98        14,157.49          14,157.49          15,190.35
               14,692.63          14,692.63          15,693.88
   9/98        13,683.31          13,683.31          14,141.85
               16,866.23          16,866.23          17,154.67
   3/99        18,316.48          18,316.48          18,004.59
               20,101.42          20,101.42          19,259.05
   9/99        18,818.50          18,618.50          18,073.68

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                    ONE      SINCE
                   YEAR    INCEPTION
GE Premier
Growth Equity     37.53%    25.84%
GE Premier Growth
Equity w/load     33.53%    25.35%
maximum load        4.0%      2.0%
S&P 500           27.81%    24.03%

                                 CLASS Y SHARES
                              [LINE GRAPH OMITTED]
              GE PREMIER FUND        S&P 500
12/31/96        $10,000.00         $10,000.00
3/97              9,539.99          10,260.73
                 11,039.99          12,053.80
9/97             12,253.32          12,960.26
                 12,676.35          13,329.40
3/98             14,333.92          15,190.35
                 14,918.15          15,693.88
9/98             13,926.32          14,141.85
                 17,208.05          17,154.67
3/99             18,729.08          18,004.59
                 20,614.61          19,259.05
9/99             19,345.91          18,073.68

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                    ONE      SINCE
                   YEAR    INCEPTION
GE Premier
Growth Equity     38.92%    27.11%
S&P 500           27.81%    24.03%

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999

                          GE PREMIER GROWTH EQUITY FUND
                               [PIE CHART OMITTED]
                                TECHNOLOGY 28.4%
                                 CONSUMER 22.2%
                                HEALTHCARE 17.5%
                               CAPITAL GOODS 7.9%
                                 UTILITIES 6.1%
                                CASH & OTHER 6.1%
                                   ENERGY 5.1%
                             FINANCIAL SERVICES 3.3%
                                RETAIL TRADE 3.4%
+INCLUDES CASH EQUALIZED BY FUTURES OF 1.9%.



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 93.9%
--------------------------------------------------------------------------------
[ICON OMITTED] CAPITAL GOODS -- 7.9%

Dover Corp.                           79,386  $   3,244,903
Molex Inc. (Class A)                 110,116      3,565,005(h)
Waste Management Inc.                 69,143      1,331,003
                                                  8,140,911
[ICON OMITTED] CONSUMER - CYCLICAL -- 21.0%

AT&T Corp. - Liberty Media
   Group (Class A)                   122,920      4,563,405(a,h)
Carnival Corp. (Class A)              66,582      2,896,317
Catalina Marketing Corp.              42,254      3,583,667(a)
Comcast Corp. (Class A)               84,508      3,369,757
Interpublic Group Cos. Inc.           87,069      3,580,713
NTL Inc.                              39,693      3,814,249(a)
                                                 21,808,108

CONSUMER - STABLE -- 1.2%

Avon Products Inc.                    48,656      1,207,277

ENERGY -- 5.1%

Baker Hughes Inc.                    104,994      3,044,826
Schlumberger Ltd.                     35,852      2,234,028
                                                  5,278,854

FINANCIAL -- 3.3%

Citigroup Inc.                        76,825      3,380,300

[ICON OMITTED] HEALTHCARE -- 17.5%

Cardinal Health Inc.                  57,619      3,140,235
Dentsply International Inc.           79,386      1,806,032(h)
Henry Schein Inc.                    115,238      1,642,142(a)
Johnson & Johnson                     28,425      2,611,547




                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Lincare Holdings Inc.                 94,751  $   2,525,706(a)
Merck & Co. Inc.                      48,656      3,153,517
Sybron International Corp.           122,920      3,303,475(a)
                                                 18,182,654

RETAIL TRADE -- 3.4%

Home Depot Inc.                       51,217      3,514,766

[ICON OMITTED] TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 10.5%

Applied Materials Inc.                43,534      3,382,048(a)
Cisco Systems Inc.                    56,338      3,862,674(a)
Intel Corp.                           48,656      3,615,749
                                                 10,860,471
[ICON OMITTED] TECHNOLOGY - SOFTWARE & SERVICES -- 17.9%

Acxiom Corp.                          38,413        755,056(a)
Automatic Data Processing Inc.        69,143      3,085,506
EMC Corp.                             55,058      3,933,206(a)
Equifax Inc.                          99,873      2,808,928
First Data Corp.                      92,190      4,044,836(h)
Microsoft Corp.                       43,534      3,942,548(a)
                                                 18,570,080

UTILITIES -- 6.1%

MCI WorldCom Inc.                     43,534      3,129,006(a)
Vodafone AirTouch PLC ADR             13,444      3,196,311
                                                  6,325,317

TOTAL INVESTMENTS IN SECURITIES
   (COST $85,398,454)                            97,268,738


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.3%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $7,513,314)               7,513,314      7,513,314

OTHER ASSETS AND LIABILITIES,
   NET (1.2)%                                    (1,196,052)
                                               -------------

NET ASSETS-- 100%                              $103,586,000
                                               =============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Premier Growth Equity Fund had the following long Futures Contracts open at September 30, 1999:

                            NUMBER
            EXPIRATION        OF        UNDERLYING   UNREALIZED
DESCRIPTION    DATE        CONTRACTS    FACE VALUE      LOSS
--------------------------------------------------------------------------------
S&P 500      December 1999     6       $1,947,300    $(10,300)

[ICON OMITTED] ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE GE
               PREMIER GROWTH EQUITY FUND AT SEPTEMBER 30, 1999.

--------------
See Notes to Schedules of Investments and Financial Statements.

                                                            GE VALUE EQUITY FUND

PETER J. HATHAWAY IS THE PORTFOLIO MANAGER FOR THE GE VALUE EQUITY FUND. HE IS CURRENTLY A SENIOR VICE PRESIDENT OF GE INVESTMENTS AND MANAGES EQUITY ASSETS OF OVER $8 BILLION. PETE HAS MORE THAN 36 YEARS OF INVESTMENT EXPERIENCE AND HAS HELD POSITIONS WITH GE INVESTMENTS SINCE 1985. PETE WAS SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER AT AMERITRUST FROM 1975 TO 1985, AND PREVIOUSLY HELD INVESTMENT POSITIONS AT MERRILL LYNCH, EQUITABLE LIFE AND US TRUST. HE HOLDS AN M.B.A. FROM THE WHARTON SCHOOL AT THE UNIVERSITY OF PENNSYLVANIA AND A BS IN FINANCE FROM ARIZONA STATE UNIVERSITY.


Q. HOW DID THE GE VALUE EQUITY FUND'S BENCHMARK AND LIPPER PEERS PERFORM FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1999?
A. The GE Value Equity Fund's benchmark, the S&P/BARRA Value Composite Index of 500 value stocks, returned 21.47% for the one-year period ended September 30, 1999. The fund's Lipper peer group of 253 Large Cap Value funds grew 20.71% for the same period. To see how your classes of shares in the GE Value Equity Fund performed compared with its benchmark, please refer to the next page.

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK?
A. All classes of the fund outperformed their benchmark and their Lipper peer averages. Stock selection has always been key to this fund's successful performance. We select stocks based on their long-term fundamentals, not just short-term results. Scale buying and scale selling is another practice that helps fund performance. After extensive research, the analysts set a target price for a stock. When the stock nears the target on the upside, the fund may sell some shares. If the stock's price begins to drop below the target, the fund will buy shares, as long as the stock shows good upside potential. Scale buying and selling, a process that occurs over a long period, has added to the total return of the fund.

Q.  WHICH STOCK SECTORS STAND OUT?
A. We added energy stocks when oil prices dropped to $12 a barrel, which helped fund performance as those stocks recovered. Within the energy sector, natural gas issues performed well. Consumer products and good selection in the retail sector turned in strong performances as well. Because the U.S. economy is strong, consumers are continuing to spend. Telecommunications has been another success story. The fund invested in companies that were later bought out at premium prices.

    In the technology sector, where many stocks have high valuation levels, good stock selection overcame the fund's underweighting compared to its benchmark.

Q.  WHAT CHANGES HAVE YOU MADE TO THE FUND?
A. The fund has reduced its position in the technology sector because of the high valuation levels. We plan to increase the fund's weighting in selected electric utilities and food stocks. Both sectors have lagged the market but should show gains over the next 12 months.

    Although there are some cyclical concerns, media stocks have good valuation levels. The fund recently acquired some advertising and newspaper stocks. Since there are bargains to be found in the financial sector among regional banks, we will be selectively adding some of these stocks.


Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. We believe the economy will remain strong for 2000. However, corporations will find it difficult to raise prices in this environment, which might put pressure on earnings. We also foresee that interest rates might increase slightly. Right now, the overall stock market is at historically high valuation levels.

    We use a disciplined, team approach to investing. The fund has relatively low turnover and holds stocks for three to four years. However, change is rapid so the fund seeks companies that are well positioned to adapt to change over the long term. We continue to focus on large-cap companies that are well-positioned to compete globally. We look for companies with consistent growth that sell at reasonable valuation levels. Electric utilities, energy stocks, foods, plus selected regional banks, finance companies and insurance and health care issues appear to be particularly good values.

[PHOTO OF PETER J. HATHAWAY OMITTED]

                                                            GE VALUE EQUITY FUND

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
  International Business Machines Corp.2.62%
--------------------------------------------------------------------------------
  Citigroup Inc.                   2.34%
--------------------------------------------------------------------------------
  Merck & Co. Inc.                 2.31%
--------------------------------------------------------------------------------
  Cisco Systems Inc.               2.21%
--------------------------------------------------------------------------------
  Bristol-Myers Squibb Co.         2.06%
--------------------------------------------------------------------------------
  Wal-Mart Stores Inc.             1.93%
--------------------------------------------------------------------------------
  Intel Corp.                      1.92%
--------------------------------------------------------------------------------
  Dayton Hudson Corp.              1.75%
--------------------------------------------------------------------------------
  Nortel Networks Corp.            1.66%
--------------------------------------------------------------------------------
  Exxon Corp.                      1.54%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
    A mutual fund designed for investors who seek long-term growth of capital and future income by investing primarily in equity securities of companies with large-sized market capitalizations that the fund's management considers to be undervalued by the
                                     market.

                         * LIPPER PERFORMANCE COMPARISON
                           LARGE CAP VALUE PEER GROUP
                  BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE
                              PERIODS ENDED 9/30/99

                    One Year   Five Year
                    --------   ---------
  Number of Funds
  in peer group:       253        105

  Peer group
  average annual
  total return:      20.71%     20.41%

  Lipper categories in peer group:
      LARGE CAP VALUE

  *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                CLASS A SHARES++
                              [LINE GRAPH OMITTED]
       GE VALUE EQUITY     GE VALUE EQUITY W/LOAD     S&P 500/BARRA VALUE
9/8/93  $10,000.00            $10,000.00                $10,000.00
          9,573.86              9,023.37                  9,714.00
   9/94   9,925.18              9,354.48                 10,054.67
         10,731.37             10,114.31                 10,940.99
  9/95   12,288.84             11,582.23                 12,839.03
         13,491.08             12,715.34                 14,543.03
  9/96   14,770.05             13,920.77                 15,232.85
         16,253.70             15,319.11                 16,969.02
  9/97   20,647.82             19,460.57                 21,203.35
         23,729.39             22,364.95                 24,177.39
  9/98   21,858.00             20,601.48                 21,164.40
         27,331.79             25,752.31                 25,552.22
  9/99   27,834.55             26,226.02                 25,698.62

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                      ONE   FIVE    SINCE
                      YEAR   YEAR  INCEPTION
GE Value Equity      27.34% 22.90%  18.39%
GE Value Equity
  w/load             19.97% 21.45%  17.24%
(maximum load-5.75%)
S&P 500/Barra Value  21.47%20.65% 16.78%

                                 CLASS B SHARES
                               [LINE GRAPH OMITTED]
       GE VALUE EQUITY    GE VALUE EQUITY W/LOAD  S&P 500/BARRA VALUE
9/8/93   $10,000.00         $10,000.00            $10,000.00
           9,555.57           9,555.57              9,714.00
  9/94     9,873.06           9,873.06             10,054.67
          10,625.67          10,625.67             10,940.99
  9/95    12,139.56          12,139.56             12,839.03
          13,268.08          13,268.08             14,543.03
  9/96    14,461.66          14,461.66             15,232.85
          15,862.84          15,862.84             16,969.02
  9/97    20,078.03          20,078.03             21,203.35
          23,007.23          23,007.23             24,177.39
  9/98    21,146.00          21,146.00             21,164.40
          26,358.96          26,358.96             25,552.22
  9/99    26,785.19          26,785.19             25,698.62

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                      ONE   FIVE    SINCE
                     YEAR   YEAR  INCEPTION
GE Value Equity      26.67% 22.09%  17.65%
GE Value Equity
  w/load             22.67% 22.09%  17.65%
maximum load           4.0%   0.0%    0.0%
S&P 500/Barra Value  21.47% 20.65%  16.78%

                                 CLASS Y SHARES
                               [LINE GRAPH OMITTED]

       GE VALUE EQUITY     S&P 500/BARRA VALUE
1/5/98 $10,000.00              $10,000.00
  3/98  11,240.00               11,142.45
  6/98  11,540.00               11,200.12
 09/98  10,380.19                9,753.88
 12/98  12,447.54               11,467.64
  3/99  12,999.61               11,794.26
  6/99  14,082.91               13,067.40
  9/99  13,270.43               11,861.83

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                     ONE       SINCE
                    YEAR     INCEPTION
GE Value Equity      27.85%     17.69%
S&P 500/Barra Value  21.47%     10.26%

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999

                               GE VALUE EQUITY FUND
                               [PIE CHART OMITTED]
                                TECHNOLOGY 20.4%
                            FINANCIAL SERVICES 15.8%
                                 CONSUMER 12.1%
                                HEALTHCARE 11.2%
                                 UTILITIES 10.1%
                               CAPITAL GOODS 7.9%
                                   ENERGY 7.9%
                                RETAIL TRADE 6.4%
                               CASH & OTHER+ 3.9%
                              BASIC MATERIALS 2.3%
                               TRANSPORTATION 2.0%


+INCLUDES CASH EQUALIZED BY FUTURES OF 2.3%.


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 95.5%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 2.3%

Avery Dennison Corp.                   1,903    $   100,383
Barrick Gold Corp.                    17,955        390,521
Champion International Corp.           2,322        119,293
Du Pont de Nemours (E.I.) & Co.        4,867        296,279
Freeport McMoran Copper &
   Gold Inc. (Class B)                 3,173         49,380
Mead Corp.                             5,385        185,109
Monsanto Co.                           1,497         53,892
Newmont Mining Corp.                   8,460        218,903
PPG Industries Inc.                    3,366        201,960
Rayonier Inc.                          6,328        265,776
                                                  1,881,496
[ICON OMITTED] CAPITAL GOODS -- 7.9%

AlliedSignal Inc.                     18,435      1,104,948(h)
Cooper Industries Inc.                 2,115         98,876
Deere & Co.                            4,653        180,013
Dover Corp.                           17,826        728,638(h)
Emerson Electric Co.                  13,608        859,855(h)
General Dynamics Corp.                 2,534        158,217
Honeywell Inc.                           846         94,170
Hubbell Inc. (Class B)                10,579        337,206
Lockheed Martin Corp.                  4,230        138,268
Martin Marietta Materials Inc.        11,419        456,046
Masco Corp.                            9,729        301,599
Molex Inc. (Class A)                   5,711        184,894
Parker Hannifin Corp.                  4,865        218,013
Sherwin-Williams Co.                   3,595         75,270
Textron Inc.                          12,240        947,070
Timken Co.                             2,115         34,104
United Technologies Corp.              7,756        460,028
Waste Management Inc.                 11,210        215,793
                                                  6,593,008

CONSUMER - CYCLICAL -- 6.0%

ACNielsen Corp.                        2,327         52,794(a)
AT&T Corp. - Liberty Media
   Group (Class A)                     1,269         47,112(a)
Carnival Corp.                           631         27,449
Comcast Corp. (Class A)               10,152        404,811





                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Delphi Automotive Systems Corp.        6,301   $    101,210
Ford Motor Co.                         7,825        392,717
Gannett Inc.                          10,152        702,391
Interpublic Group Cos. Inc.           13,325        547,991
Knight-Ridder Inc.                     9,095        499,088
McDonald's Corp.                      20,304        873,072
McGraw Hill Cos. Inc.                  2,115        102,313
Time Warner Inc.                       3,807        231,275
Walt Disney Co.                       10,690        276,604
Xerox Corp.                           16,920        709,582
                                                  4,968,409

CONSUMER - STABLE -- 6.1%

Anheuser Busch Cos. Inc.               7,402        518,603(h)
Archer-Daniels Midland Co.            11,626        141,688
Avon Products Inc.                     5,702        141,481
Bestfoods                              5,711        276,983
Colgate-Palmolive Co.                  2,961        135,466
General Mills Inc.                     4,653        377,475
Heinz (H.J.) Co.                       6,345        272,835
Kimberly Clark Corp.                   1,269         66,623
Pepsico Inc.                          17,969        543,562(h)
Philip Morris Cos. Inc.               13,113        448,301
Procter & Gamble Co.                   9,518        892,312
Ralston Purina Co.                    14,171        394,131
Sara Lee Corp.                        28,533        668,742
Sysco Corp.                            5,905        207,044
                                                  5,085,246

ENERGY -- 7.9%

BP Amoco PLC ADR                       2,328        257,972
Burlington Resources Inc.              9,518        349,786
Chevron Corp.                          3,173        281,604
Conoco Inc. (Class B)                 15,841        433,647
Exxon Corp.                           16,920      1,284,862
Halliburton Co.                       12,897        528,777
Mobil Corp.                           10,773      1,085,380
Nabors Industries Inc.                 2,322         58,050(a)
Royal Dutch Petroleum Co. ADR         10,575        624,586
Schlumberger Ltd.                      6,315        393,503
Texaco Inc.                            5,076        320,423
Tosco Corp.                            2,538         64,085
Unocal Corp.                          19,352        717,233
USX-Marathon Group                     5,605        163,946
                                                  6,563,854
[ICON OMITTED] FINANCIAL -- 11.6%

American Express Co.                   7,838      1,055,191
Associates First Capital
   Corp. (Class A)                    19,775        711,900
Bank of America Corp.                 16,894        940,785
Bank of New York Inc.                  5,288        176,817
BankBoston Corp.                       6,059        262,809
Chase Manhattan Corp.                  7,191        542,022
Citigroup Inc.                        44,415      1,954,260
Comerica Inc.                          3,712        187,920
Edwards A.G. Inc.                      4,086        107,768
Federal National Mortgage Assoc.      14,875        932,476
Fleet Financial Group Inc.             5,288        193,673
Goldman Sachs Group Inc.               4,856        296,216
Morgan Stanley Dean Witter & Co.      12,128      1,081,666
National City Corp.                       24            640

-----------
See Notes to Schedules of Investments and Financial Statements.

                                                            GE VALUE EQUITY FUND



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
PNC Bank Corp.                         3,587   $    188,990
T. Rowe Price & Associates             3,067         84,151
United States Bancorp.                13,715        414,022
Wachovia Corp.                         2,750        216,219
Waddell & Reed Financial
   Inc. (Class A)                      6,345        140,780
Wells Fargo & Co.                      5,283        209,339
                                                  9,697,644
[ICON OMITTED] HEALTHCARE -- 11.2%

Abbott Laboratories                   15,862        582,929(h)
Allergan Inc.                          4,442        488,620
Alza Corp.                             2,115         90,548(a)
American Home Products Corp.           5,499        228,209(h)
Amgen Inc.                             9,518        775,717(a)
Baxter International Inc.              1,692        101,943
Bristol-Myers Squibb Co.              25,380      1,713,150(h)
Cardinal Health Inc.                  15,439        841,425
Chiron Corp.                             207          5,731(a)
Genentech Inc.                           321         46,966(a)
Johnson & Johnson                      8,460        777,263
Merck & Co. Inc.                      29,716      1,925,968
Pharmacia & Upjohn Inc.               14,752        732,068
Schering Plough Corp.                 12,267        535,148
United Healthcare Corp.                1,690         82,282
Warner-Lambert Co.                     3,168        210,276
Watson Pharmaceuticals Inc.            6,662        203,607(a)
                                                  9,341,850

INSURANCE -- 4.2%

Allstate Corp.                         2,745         68,453
American International
   Group Inc.                          6,058        526,667
AXA-UAP                                1,375        173,813
Berkshire Hathaway Inc. (Class B)        296        549,376(a)
Chicago Title Corp.                    4,753        189,823
Chubb Corp.                            3,381        168,416
Hartford Financial Services
   Group Inc.                          5,490        224,404
Jefferson-Pilot Corp.                    635         40,124
Lincoln National Corp.                10,575        397,223
Loews Corp.                            4,336        304,333
Progressive Corp.                      1,683        137,480
Reliastar Financial Corp.              7,821        260,048
St. Paul Cos. Inc.                     4,759        130,873
UnumProvident Corp.                   12,479        367,351
                                                  3,538,384

RETAIL TRADE -- 6.4%

Costco Wholesale Corp.                 5,495        395,640(a)
CVS Corp.                              3,384        138,110
Dayton Hudson Corp.                   24,323      1,460,900(h)
Federated Department Stores Inc.       8,672        378,858(a)
Home Depot Inc.                       10,364        711,229
Lowes Cos. Inc.                       10,364        505,245
Sears Roebuck & Co.                    4,230        132,716
Wal-Mart Stores Inc.                  33,840      1,609,515(h)
                                                  5,332,213




                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
[ICON OMITTED] TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 13.4%

Analog Devices Inc.                   13,325   $    682,906(a)
Applied Materials Inc.                 7,825        607,905(a)
Cisco Systems Inc.                    26,861      1,841,657(a,h)
EG & G Inc.                            3,595        143,126
Gateway Inc.                           3,177        141,178(a)
General Instrument Corp.               2,009         96,683(a)
Hewlett Packard Co.                    3,392        312,064
Intel Corp.                           21,573      1,603,144
International Business
   Machines Corp.                     17,991      2,183,658
Nortel Networks Corp.                 27,103      1,382,253
Pitney Bowes Inc.                      7,816        476,287
Sun Microsystems Inc.                 13,126      1,220,718(a)
Synopsys Inc.                          1,112         62,446(a)
Texas Instruments Inc.                 4,865        400,146
                                                 11,154,171

TECHNOLOGY - SOFTWARE & SERVICES -- 6.4%

Acxiom Corp.                           1,481         29,111(a)
Automatic Data Processing Inc.        11,639        519,390
Computer Sciences Corp.                7,614        535,359
EMC Corp.                             14,805      1,057,632(a)
Equifax Inc.                          21,679        609,722
First Data Corp.                      19,875        872,016
Microsoft Corp.                       11,738      1,063,022(a)
Unisys Corp.                          14,589        658,329(a)
                                                  5,344,581

TRANSPORTATION -- 2.0%

Burlington Northern Santa Fe          22,208        610,720
Canadian Pacific Ltd.                 13,219        301,558
Continental Airlines Inc. (Class B)   11,840        387,760(a)
Delta Air Lines Inc.                   8,037        389,795
                                                  1,689,833
[ICON OMITTED] UTILITIES -- 10.1%

Alltel Corp.                           2,745        193,179
AT&T Corp.                            14,805        644,018(a)
Bell Atlantic Corp.                   10,152        683,356(h)
CMS Energy Corp.                      11,633        394,795
Duke Energy Corp.                      8,672        478,044
Edison International                  17,290        420,363
El Paso Energy Corp.                  10,575        421,017
Florida Progress Corp.                 7,508        347,245
FPL Group Inc.                         6,345        319,629
Global Crossing Ltd.                  15,131        400,973(a)
GTE Corp.                             12,479        959,323
New Century Energies Inc.             13,325        445,555
SBC Communications Inc.               21,150      1,079,972
Sonat Inc.                             3,173        125,928
Sprint Corp.                          10,046        544,996
Texas Utilities Co.                    5,922        220,965
U.S. WEST Inc.                        12,902        736,220
                                                  8,415,578

TOTAL COMMON STOCK
   (COST $64,058,693)                            79,606,267

------------
See Notes to Schedules of Investments and Financial Statements.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.6%
--------------------------------------------------------------------------------
Microsoft Corp. (Series A), 2.75%
   (COST $435,860)                     4,865        489,845(a)

TOTAL INVESTMENTS IN SECURITIES
   (COST $64,494,553)                            80,096,112

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.8%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $3,154,969)               3,154,969      3,154,969

OTHER ASSETS AND LIABILITIES,
   NET 0.1%                                          86,397
                                                ------------

NET ASSETS-- 100%                               $83,337,478
                                                ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Value Equity Fund had the following long Futures Contracts open at September 30, 1999:

                            NUMBER
            EXPIRATION        OF        UNDERLYING   UNREALIZED
DESCRIPTION    DATE        CONTRACTS    FACE VALUE      LOSS
--------------------------------------------------------------------------------

S&P 500      December 1999     6       $1,947,300    $(92,925)

[ICON OMITTED] ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE GE VALUE
               EQUITY FUND AT SEPTEMBER 30, 1999.

------------
See Notes to Schedules of Investments and Financial Statements.
15

                                                          GE MID-CAP GROWTH FUND
Q&A

RALPH (CHIP) E. WHITMAN IS THE PORTFOLIO MANAGER OF THE GE MID-CAP GROWTH FUND SINCE DECEMBER 1998. HE IS CURRENTLY A SENIOR VICE PRESIDENT OF GE INVESTMENTS. CHIP HAS MORE THAN 11 YEARS OF INVESTMENT EXPERIENCE AND HAS HELD POSITIONS WITH GE INVESTMENTS SINCE 1987. CHIP IS A CHARTERED FINANCIAL ANALYST. HE HOLDS A B.A. IN MATHEMATICS FROM HAMILTON COLLEGE AND A M.S. IN MANAGEMENT FROM THE SLOAN SCHOOL AT MIT.

BETWEEN OCTOBER 1997 AND NOVEMBER 1998, ELAINE G. HARRIS WAS THE PORTFOLIO MANAGER OF THE FUND.

Q. HOW DID THE GE MID-CAP GROWTH BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1999?
A. The GE Mid-Cap Growth Fund benchmark, the Standard & Poor's MidCap 400 Index, returned 25.50% for the one-year period ended September 30, 1999. The fund's Lipper peer group of 345 MultiCap Core funds grew an average of 25.18% for the same period. To see how your class of shares in the GE Mid-Cap Growth Fund performed compared with its benchmark, please refer to the next page.


Q.  WHAT FACTORS CONTRIBUTED TO FUND PERFORMANCE?
A. Our performance benefited from a rebound in oil service stocks as well as strength in telecommunications equipment and the diversified industrial sector. Additionally, several companies in the portfolio were targets of acquisition over the last year.

    Although the fund's technology holdings generally were strong performers, our underweight position, relative to the benchmark, hurt overall performance of the fund because of that sector's superb return. Negative returns in the consumer stable sector, especially healthcare services, also contributed to the underperformance for the 12 month period.


Q.  WHICH STOCKS STAND OUT?
A. In the technology sector, Nokia was up 130% and Nortel gained 218% as strength in telecommunications continued. Other top performers include Analog Devices, in the vibrant semiconductor industry, which rose 219% and Qwest Communications International, which gained 89% as it continued to execute its data network strategy. Companies in the portfolio that were acquired include Morton International and AirTouch Communications. Sealed Air, another recent acquisition, returned 61% after its merger with Cryovac proved to be a long-term win for the company.

    Unfortunately, companies such as Allied Waste Industries, in the pollution control industry, and Service Corp. International, a funeral provider, once viewed as growth stocks, could not generate a sufficient amount of internal growth since industry trends were deteriorating. The stocks were punished accordingly. Within healthcare services, Henry Schein suffered because of merger integration and McKesson HBOC declined after accounting irregularities were exposed.


Q.  WHAT CHANGES HAVE YOU MADE TO THE FUND?
A. Over the last 12 months, we refocused the fund on fewer stocks. We will continue to invest in companies with strong earnings growth, high quality management and reasonable valuations. Given the uncertainty of the current economic environment, we are overweight in the sectors we believe show the best stability and growth for a reasonable valuation. These include financial services and capital goods issues.


Q.  WHAT IS THE OUTLOOK FOR THE FUND?
A. We believe the fund is well positioned to take advantage of an expected rotation away from technology, telecommunications and internet stocks. These areas have produced astounding returns over the past few years and now trade at exceptionally high valuations. While the fund has holdings in these sectors, recent purchases include stocks in sectors such as capital goods, consumer stables and financial industries.

    With fewer stocks in the portfolio and an emphasis on the highest quality stocks within each sector, we hope to improve the fund's performance and generate returns in excess of our benchmark and peer group.

[PHOTO OF RALPH E. WHITMAN OMITTED]

                                                          GE MID-CAP GROWTH FUND

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
  Analog Devices Inc.              3.87%
--------------------------------------------------------------------------------
  Nokia Corp. ADR                  3.25%
--------------------------------------------------------------------------------
  Tyco International Ltd.          2.78%
--------------------------------------------------------------------------------
  Federated Department Stores Inc. 2.63%
--------------------------------------------------------------------------------
  Viad Corp.                       2.37%
--------------------------------------------------------------------------------
  Masco Corp.                      2.34%
--------------------------------------------------------------------------------
  Bank of New York Inc.            2.16%
--------------------------------------------------------------------------------
  Knoll Inc.                       2.16%
--------------------------------------------------------------------------------
  Nortel Networks Corp.            2.13%
--------------------------------------------------------------------------------
  Clear Channel Communications Inc.2.08%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
  A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies with medium-sized market capitalizations that the fund's management considers to have the potentialfor above-average growth.

                         * LIPPER PERFORMANCE COMPARISON
                            MULTICAP CORE PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 9/30/99

                    One Year   Five Year
                    --------   --------
  Number of
  Funds in
  peer group:          345        137

  Peer group
  average annual
  total return:      25.18%     19.00%

  Lipper categories in peer group:
      MULTICAP CORE

  *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                                CLASS A SHARES++
                               [LINE GRAPH OMITTED]
    GE MID-CAP FUND    GE MID-CAP FUND W/LOAD    S&P 400
9/8/93 $10,000.00         $10,000.00            $10,000.00
         9,847.06           9,280.85              9,980.43
  9/94  10,251.10           9,661.66             10,267.50
        11,106.35          10,467.73             10,821.59
  9/95  13,743.36          12,953.12             12,913.81
        14,277.89          13,456.91             13,904.61
  9/96  15,715.18          14,811.56             14,721.47
        15,430.10          14,542.87             15,381.35
  9/97  20,917.94          19,715.16             20,478.43
        22,427.98          21,138.37             22,923.44
  9/98  17,548.00          16,536.00             19,187.13
        20,836.59          19,635.36             23,026.90
  9/99  19,987.85          18,835.55             24,079.38

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                    ONE   FIVE    SINCE
                   YEAR   YEAR  INCEPTION
GE Mid-Cap Growth 13.91% 14.29%  12.10%
GE Mid-Cap Growth
  w/load           7.41% 12.93%  11.01%
(maximum load-5.75%)
S&P MidCap 400    25.16% 18.57%  15.51%

                                 CLASS B SHARES
                               [LINE GRAPH OMITTED]
      GE MID-CAP FUND     GE MID-CAP FUND W/LOAD    S&P 400
9/8/93  $10,000.00             $10,000.00         $10,000.00
          9,823.53               9,823.53           9,980.43
9/94     10,180.31              10,180.31          10,267.50
         10,976.20              10,976.20          10,821.59
9/95     13,542.06              13,542.06          12,913.81
         14,017.22              14,017.22          13,904.61
9/96     15,383.31              15,383.31          14,721.47
         15,050.70              15,050.70          15,381.35
9/97     20,336.85              20,336.85          20,478.43
         21,740.75              21,740.75          22,923.44
9/98     16,958.00              16,958.00          19,187.13
         20,088.45              20,088.45          23,026.90
9/99     19,218.82              19,218.82          24,079.38

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                    ONE     FIVE    SINCE
                   YEAR     YEAR  INCEPTION
GE Mid-Cap Growth 13.33%  13.55%   11.38%
GE Mid-Cap Growth
  w/load           9.33%  13.55%   11.38%
maximum load        4.0%    0.0%     0.0%
S&P MidCap 400    25.16%  18.57%   15.51%

                                 CLASS Y SHARES
                               [LINE GRAPH OMITTED]
           GE MID-CAP FUND       S&P 400
1/5/98      $10,000.00         $10,000.00
3/98         11,120.00          11,101.39
6/98         10,680.00          10,863.55
9/98          8,710.05           9,291.97
12/98        10,400.00          11,911.52
3/99         10,380.00          11,151.50
6/99         11,280.00          12,730.28
9/99          9,980.00          11,661.19

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                     ONE       SINCE
                    YEAR     INCEPTION
GE Mid-Cap Growth  14.58%     (0.12)%
S&P MidCap 400     25.16%      9.08%

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999

                             GE MID-CAP GROWTH FUND
                               [PIE CHART OMITTED]
                            FINANCIAL SERVICES 16.6%
                                 CONSUMER 16.5%
                              CAPITAL GOODS 15.9%
                                TECHNOLOGY 13.7%
                               CASH & OTHER 10.4%
                                HEALTHCARE 8.4%
                               RETAIL TRADE 8.4%
                                  ENERGY 4.3%
                                 UTILITIES 3.6%
                              BASIC MATERIALS 2.2%



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 89.6%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 2.2%

CK Witco Corp.                        14,017   $    204,123
Rohm & Hass Co.                        3,979        143,741
Sealed Air Corp.                       8,410        431,538(a)
                                                    779,402
[ICON OMITTED] CAPITAL GOODS -- 15.9%

Allied Waste Industries Inc.           7,493         87,574(a)
AlliedSignal Inc.                      9,111        546,091
Dover Corp.                           11,494        469,817
Gerber Scientific Inc.                 3,504         78,402
Hubbell Inc. (Class B)                 7,990        254,681
Martin Marietta Materials Inc.        15,138        604,574
Masco Corp.                           26,352        816,912
Mettler-Toledo International Inc.     18,783        556,446(a)
Molex Inc. (Class A)                  11,914        385,716
Textron Inc.                           7,569        585,651
Thermo Electron Corp.                 14,017        188,354(a)
Tyco International Ltd.                9,391        969,621
                                                  5,543,839
[ICON OMITTED] CONSUMER - CYCLICAL -- 15.3%

Clear Channel
   Communications Inc.                 9,083        725,505(a)
Dial Corp.                            26,352        671,976
Interpublic Group Cos. Inc.           15,419        634,106
ITT Industries Inc.                   21,025        668,858
Jones Apparel Group Inc.              14,437        415,064(a)
Knoll Inc.                            28,034        753,414(a)
Service Corp. International           16,034        169,359
U.S. Industries Inc.                  30,136        474,642
Viad Corp.                            28,034        827,003
                                                  5,339,927

CONSUMER - STABLE -- 1.2%

Manor Care Inc.                       24,530        421,609(a)





                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
ENERGY -- 4.3%

BJ Services Co.                        9,531  $     303,205(a)
Nabors Industries Inc.                 9,672        241,800(a)
Schlumberger Ltd.                      4,626        288,258
Tosco Corp.                           15,138        382,234
USX-Marathon Group                     9,531        278,782
                                                  1,494,279
[ICON OMITTED] FINANCIAL -- 13.0%

AXA Financial Inc.                     9,111        508,508(a)
Bank of New York Inc.                 22,567        754,584
CIT Group Inc. (Class A)              15,138        311,275
Comdisco Inc.                         35,042        676,749(h)
FINOVA Group Inc.                     15,699        573,014
Firstar Corp.                         23,548        603,417
GATX Corp.                            11,774        365,730
SouthTrust Corp.                       7,008        251,412
Waddell & Reed Financial
   Inc. (Class A)                     22,567        500,705
                                                  4,545,394
[ICON OMITTED] HEALTHCARE -- 8.4%

Allergan Inc.                          1,402        154,220
Cardinal Health Inc.                   8,130        443,085
Covance Inc.                          17,942        173,813(a)
Genentech Inc.                         1,512        221,225(a)
Henry Schein Inc.                     21,025        299,606(a)
McKesson HBOC Inc.                    10,513        304,877
Sybron International Corp.            21,025        565,047(a)
Tenet Healthcare Corp.                18,783        329,876(a)
Watson Pharmaceuticals Inc.           14,017        428,395(a)
                                                  2,920,144

INSURANCE -- 3.6%

American International
   Group Inc.                          7,008        609,258(h)
Hartford Financial Services
   Group Inc.                          8,690        355,204
UNUMProvident Corp.                   10,232        301,204
                                                  1,265,666

RETAIL TRADE -- 8.4%

Costco Wholesale Corp.                 8,410        605,520(a)
Federated Department Stores Inc.      21,025        918,530(a)
Kroger Co.                            22,707        500,973(a)
Office Depot Inc.                     35,042        356,990(a)
Zale Corp.                            13,737        526,299(a,h)
                                                  2,908,312

[ICON OMITTED] TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 10.7%

ADC Telecommunications Inc.           12,055        505,556(a)
Analog Devices Inc.                   26,352      1,350,540(a)
Nokia Corp. ADR                       12,615      1,132,985
Nortel Networks Corp.                 14,578        743,478
                                                  3,732,559

------------
See Notes to Schedules of Investments and Financial Statements.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
TECHNOLOGY - SOFTWARE & SERVICES -- 3.0%

Cadence Design Systems Inc.           14,157  $     187,580(a)
Compuware Corp.                       18,222        474,911(a)
SunGard Data Systems Inc.             14,858        390,951(a)
                                                  1,053,442

UTILITIES -- 3.6%

El Paso Energy Corp.                  10,513        418,549
Qwest Communications
   International Inc.                 18,222        538,688(a)
Sonat Inc.                             7,008        278,130
                                                  1,235,367

TOTAL INVESTMENTS IN SECURITIES
   (COST $29,878,983)                            31,239,940


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.6%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $2,646,709)               2,646,709      2,646,709

OTHER ASSETS AND LIABILITIES,
   NET 2.8%                                         982,895
                                               -------------


NET ASSETS-- 100%                               $34,869,544
                                               =============

[ICON OMITTED] ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE
               GE MID-CAP GROWTH FUND AT SEPTEMBER 30, 1999.

---------------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE MID-CAP VALUE EQUITY FUND
Q&A

JON D. BOSSE OF NWQ INVESTMENT MANAGEMENT COMPANY (NWQ) IS THE PORTFOLIO MANAGER OF THE GE MID-CAP VALUE EQUITY FUND. NWQ IS THE FUND'S SUB-ADVISER AND HAS TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $6 BILLION. PRIOR TO JOINING NWQ IN 1996, JON SPENT TEN YEARS WITH ARCO INVESTMENT MANAGEMENT COMPANY WHERE HE WAS DIRECTOR OF EQUITY RESEARCH AND MANAGED A VALUE-ORIENTED FUND. PREVIOUS TO THIS, HE SPENT FOUR YEARS IN THE CORPORATE FINANCE DEPARTMENT OF ARCO. JON RECEIVED HIS B.A. (SUMMA CUM LAUDE) IN ECONOMICS FROM WASHINGTON UNIVERSITY IN ST. LOUIS WHERE HE RECEIVED THE JOHN M. OLIN AWARD FOR EXCELLENCE IN ECONOMICS. HE RECEIVED HIS M.B.A. FROM THE WHARTON SCHOOL AT THE UNIVERSITY OF PENNSYLVANIA. JON IS ALSO A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH AND THE LOS ANGELES SOCIETY OF FINANCIAL ANALYSTS.


Q. HOW DID THE GE MID-CAP VALUE EQUITY FUND'S BENCHMARK PERFORM FOR THE PERIOD FROM THE FUND'S INCEPTION (DECEMBER 31, 1998) THROUGH SEPTEMBER 30, 1999?
A. During the period from inception of the fund (December 31, 1998) through September 30, 1999, the Standard & Poor's MidCap 400 Index posted a return of negative 2.07%. To see how your class of shares in the GE Mid-Cap Value Equity Fund performed compared to its benchmark, please refer to the following page.

Q.  WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A. A number of significant factors attributed to the performance of the fund for the last nine months, in particular, favorable sector concentration and strong individual stock selection. These factors significantly benefited the fund during the first half of the year. However, we gave up some of these early gains as the market sentiment turned unfavorable towards midcap stocks and our core portfolio holdings of Aetna, Bank One, UNUMProvident, and Waste Management incurred abrupt sell-offs on reduced earnings expectations. We view these situations as severe overreactions by investors and expect these investments to be positive contributors to the fund going forward.

Q.  WHICH INVESTMENTS STAND OUT?
A. During the last nine months, the fund held positions in four companies that received takeover proposals. These companies include MediaOne Group, Cellular Communications of Puerto Rico, First Security, and Case. Our investments in telecommunication and media companies Alltel, Telephone & Data Systems, CoreComm, Cox Communications, NTL, and AT&T Liberty Media also helped drive performance. Our energy investments BJ Services and Noble Affiliates benefited due to higher energy prices.

Q.  HOW DO YOU PICK STOCKS?
A. Our investment philosophy is to identify undervalued companies with catalysts present to improve profitability and unlock value. Catalysts may include new management, industry consolidation, restructuring, and a positive turn in the fundamentals. We are value-oriented and invest in attractive risk/reward opportunities. We do not chase the market mania for internet, technology, and other growth stocks where we find risk/reward and valuation parameters extremely unattractive.

Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?
A. Recently, the leadership of the stock market has been focused almost exclusively on a small number of very high P/E (price/earning) stocks, primarily in the technology sector. This narrowness has created many attractive opportunities in other sectors of the market where expectations and valuations are relatively low. We have been aggressively reviewing such situations, making investments in those companies that we feel meet our investment objectives with strong catalysts in place that will improve profitability and increase the company's stock price. Recently added positions in the fund have met these conditions include Delta Airlines, Nabisco Group Holdings, and New Holland. As a group, we are maintaining our large position in the financial sector of the market, which we feel continues to benefit from reasonable earnings growth opportunities, increasing industry-wide consolidation, and attractive valuations.

[PHOTO OF JON D. BOSSE OMITTED]

                                                    GE MID-CAP VALUE EQUITY FUND

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
  Telephone & Data Systems Inc.    4.42%
--------------------------------------------------------------------------------
  NTL Inc.                         4.35%
--------------------------------------------------------------------------------
  AT&T Corp. - Liberty Media Group 4.16%
--------------------------------------------------------------------------------
  MediaOne Group Inc.              3.09%
--------------------------------------------------------------------------------
  The E.W. Scripps Co. Inc.        3.07%
--------------------------------------------------------------------------------
  Praxair Inc.                     2.91%
--------------------------------------------------------------------------------
  CoreComm Ltd.                    2.73%
--------------------------------------------------------------------------------
  Loews Corp.                      2.67%
--------------------------------------------------------------------------------
  Case Corp.                       2.66%
--------------------------------------------------------------------------------
  Alltel Corp.                     2.61%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
  A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies with medium-sized market capitalizations that the fund's management considers as undervalued by the market and have above-average
                                growth potential.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES+
                               [LINE GRAPH OMITTED]
       GE MID-CAP VALUE EQUITY  GE MID-CAP VALUE EQUITY W/LOAD   S&P 400 MIDCAP
 12/31/98 $10,000.00                $10,000.00                      $10,000.00
     1/99  10,060.00                  9,481.55                        9,610.70
     2/99   9,580.00                  9,029.15                        9,107.48
     3/99  10,100.00                  9,519.25                        9,361.95
     4/99  11,070.00                 10,433.47                       10,100.42
     5/99  11,110.00                 10,471.17                       10,144.15
     6/99  11,500.00                 10,838.75                       10,687.37
     7/99  10,970.00                 10,339.22                       10,460.26
     8/99  10,370.00                  9,773.72                       10,101.69
     9/99   9,830.00                  9,264.84                        9,789.85

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                         SINCE
                       INCEPTION
GE Mid-Cap Value        (1.70)%
GE Mid-Cap Value
  w/load                (7.35)%
(maximum load-5.75%)
S&P MidCap 400          (2.07)%

                                 CLASS B SHARES
                               [LINE GRAPH OMITTED]
      GE MID-CAP VALUE EQUITY    GE MID-CAP VALUE EQUITY W/LOAD   S&P 400 MIDCAP
12/31/98  $10,000.00                       $10,000.00             $10,000.00
1/99       10,050.00                        10,050.00               9,610.70
2/99        9,570.00                         9,570.00               9,107.48
3/99       10,080.00                        10,080.00               9,361.95
4/99       11,030.00                        11,030.00              10,100.42
5/99       11,070.00                        11,070.00              10,144.15
6/99       11,450.00                        11,450.00              10,687.37
7/99       10,910.00                        10,910.00              10,460.26
8/99       10,310.00                        10,310.00              10,101.69
9/99        9,770.00                         9,379.20              9,789.85

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                         SINCE
                       INCEPTION
GE Mid-Cap Value        (2.30)%
GE Mid-Cap Value
  w/load                (6.21)%
maximum load             4.0%
S&P MidCap 400          (2.07)%

                                 CLASS Y SHARES
                               [LINE GRAPH OMITTED]

          GE MID-CAP VALUE EQUITY            S&P 400 MIDCAP
12/31/98      $10,000.00                       $10,000.00
1/99           10,060.00                         9,610.70
2/99            9,580.00                         9,107.48
3/99           10,100.00                         9,361.95
4/99           11,070.00                        10,100.42
5/99           11,110.00                        10,144.15
6/99           11,510.00                        10,687.37
7/99           10,970.00                        10,460.26
8/99           10,380.00                        10,101.69
9/99            9,840.00                         9,789.85

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                         SINCE
                       INCEPTION
GE Mid-Cap Value          (1.60)%
S&P MidCap 400            (2.07)%

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999

                           MID-CAP VALUE EQUITY FUND
                              [PIE CHART OMITTED]
                            FINANCIAL SERVICES 25.2%
                                 CONSUMER 24.7%
                            TELECOMMUNICATIONS 14.1%
                               CASH & OTHER 7.5%
                                  ENERGY 6.4%
                               CAPITAL GOODS 6.1%
                          MATERIALS & PROCESSING 5.7%
                                TECHNOLOGY 5.1%
                                HEALTHCARE 3.3%
                              TRANSPORTATION 1.9%




                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.5%
--------------------------------------------------------------------------------

CAPITAL GOODS -- 6.1%

Case Corp.                             5,900   $    293,894
New Holland N.V.                       8,000        128,000
Waste Management Inc.                  6,700        128,975
York International Corp.               3,500        125,781
                                                    676,650
[ICON OMITTED] CONSUMER - DISCRETIONARY -- 19.6%

AT&T Corp. - Liberty Media
   Group (Class A)                    12,400        460,350(a)
Cox Communications Inc.                6,800        283,900(a)
Ford Motor Co.                         5,600        281,050
Hasbro Inc.                            9,900        212,231
Lear Corp.                             4,600        161,863(a)
MediaOne Group Inc.                    5,000        341,562(a)
Saks Inc.                              5,500         83,531(a)
The E.W. Scripps Co. Inc.              6,900        338,963
                                                  2,163,450

CONSUMER - STABLE -- 5.1%

Alberto-Culver Co. (Class A)           6,300        123,244
Nabisco Group Holdings Corp.          10,600        159,000
Philip Morris Cos. Inc.                8,300        283,756
                                                    566,000
[ICON OMITTED] ENERGY -- 6.4%

BJ Services Co.                        7,900        251,319(a)
Noble Affiliates Inc.                  8,600        249,400
Tosco Corp.                            8,100        204,525
                                                    705,244
[ICON OMITTED] FINANCIAL -- 17.7%

Bank of America Corp.                  4,200        233,887
Bank One Corp.                         5,100        177,544
Bear Stearns Cos. Inc.                 5,775        221,977
Chase Manhattan Corp.                  3,400        256,275
First Union Corp.                      5,400        192,037





                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Heller Financial Inc.                  9,700   $    218,250
Indymac Mortgage Holdings Inc.        14,600        219,000
UnionBanCal Corp.                      6,800        246,500
Waddell & Reed Financial
   Inc. (Class A)                      8,600        190,813
                                                  1,956,283

HEALTHCARE -- 3.3%

Aetna Inc.                             4,300        211,775
Pharmacia & Upjohn Inc.                3,200        158,800
                                                    370,575
[ICON OMITTED] INSURANCE -- 7.5%

Hartford Financial Services
   Group Inc.                          5,900        241,162
MGIC Investment Corp.                  5,200        248,300
Torchmark Corp.                        7,500        194,063
UNUMProvident Corp.                    4,891        143,979
                                                    827,504

MATERIALS & PROCESSING -- 5.7%

Allegheny Teldyne Inc.                 8,100        136,688
Lyondell Chemical Co.                 12,700        169,862
Praxair Inc.                           7,000        322,000
                                                    628,550

MISCELLANEOUS -- 4.0%

Loews Corp.                            4,200        294,787
Tenneco Inc.                           8,800        149,600
                                                    444,387

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 5.1%

Galileo International Inc.             5,400        217,350
Quantum Corp. - DLT &
   Storage Systems                    13,600        191,250(a)
Quantum Corp.- Hard Disk Drive        21,200        157,675(a)
                                                    566,275
[ICON OMITTED] TELECOMMUNICATIONS -- 14.1%

Alltel Corp.                           4,100        288,537
CoreComm Ltd.                          9,150        301,378(a)
NTL Inc.                               5,000        480,469(a)
Telephone & Data Systems Inc.          5,500        488,469
                                                  1,558,853

TRANSPORTATION -- 1.9%

Delta Air Lines Inc.                   4,300        208,550

TOTAL INVESTMENTS IN SECURITIES
   (COST $10,874,083)                            10,672,321


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.8%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $309,819)                   309,819        309,819

OTHER ASSETS AND LIABILITIES,
   NET 0.7%                                          75,665
                                                ------------


NET ASSETS-- 100%                               $11,057,805
                                                ============

[ICON OMITTED] ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE
               GE MID-CAP VALUE EQUITY FUND AT SEPTEMBER 30, 1999.

---------------
See Notes to Schedules of Investments and Financial Statements.

                                                  GE SMALL-CAP VALUE EQUITY FUND
Q&A

PALISADE CAPITAL MANAGEMENT, L.L.C. ("PALISADE") WITH TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $2 BILLION, IS THE FUND'S SUB-ADVISER. THE FUND IS MANAGED BY PALISADE'S SENIOR INVESTMENT COMMITTEE WHICH IS COMPOSED OF THE FOLLOWING
MEMBERS: JACK FEILER, MARTIN L. BERMAN, STEVEN E. BERMAN AND RICHARD MEISENBERG. JACK FEILER (PICTURED), CHIEF INVESTMENT OFFICER AT PALISADE, HAS DAY-TO-DAY RESPONSIBILITY FOR MANAGING THE FUND AND WORKS WITH, THE SENIOR INVESTMENT COMMITTEE FOR DEVELOPING AND EXECUTING THE FUND'S INVESTMENT PROGRAM. JACK HAS MORE THAN 30 YEARS OF INVESTMENT EXPERIENCE AND HAS SERVED AS THE PRINCIPAL SMALL-CAP PORTFOLIO MANAGER AT PALISADE SINCE THE COMMENCEMENT OF PALISADE'S OPERATIONS IN APRIL 1995. PRIOR TO JOINING PALISADE, JACK WORKED FOR BURNHAM & CO. AS AN ACCOUNT EXECUTIVE AND WAS PROMOTED TO SENIOR EXECUTIVE VICE PRESIDENT OF BROAD STREET INVESTMENT MANAGEMENT IN 1981. IN 1990 HE JOINED SMITH BARNEY AS SENIOR VICE PRESIDENT OF INVESTMENTS. JACK RECEIVED HIS BACHELOR'S DEGREE IN 1964 FROM CITY COLLEGE OF NEW YORK AND HIS JURIS DOCTOR DEGREE FROM BROOKLYN LAW SCHOOL IN 1967.

Q. HOW DID THE GE SMALL-CAP VALUE EQUITY FUND'S BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1999?
A. The Russell 2000 Index was up 19.07% for the one-year period ended September 30, 1999. The fund's Lipper peer group of 299 Small Cap Value funds grew an average of 12.44% for the same period. To see how your class of shares in the GE Small-Cap Value Equity Fund performed compared to its benchmark, please refer to page 24.

Q.   WHY DID THE FUND OUTPERFORM ITS BENCHMARK?
A. The fund participated in the spectacular fourth quarter rally which occurred last year. During the first six months of 1999, the fund underperformed the benchmark because we were not invested in many of the high flying internet stocks which were included in the index at the time. These stocks were excluded from the fund because they grew so quickly they became mid-cap to large-cap companies which exceeded the market capitalization parameters of the fund's guidelines. Russell rebalanced the index on June 30, 1999, removing these companies from their index. After the rebalancing, the fund's performance compared favorably to the index. Due to widespread weakness in virtually all small-cap sectors, we were somewhat defensive during the third quarter of 1999, maintaining cash levels of approximately 5%. Because of this defensive posture, the fund outperformed the Russell 2000 during the period.

Q.   WHAT HAS YOUR INVESTMENT STRATEGY BEEN?
A. Despite the general weakness in virtually all small-cap sectors, we are encouraged by the overall strength of the economy which is being driven by consumers who have benefited from full employment and increased wages. Based on this, we believe that conditions are in place for a strong holiday season. Accordingly, the portfolios are overweighted in consumer cyclicals. We have also increased our exposure to the financial services sector which had been out of favor and now represents good value.


Q.   WHAT DOMESTIC/WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?
A. Domestically, concerns over the direction of interest rates dominated U.S. markets while on the international front, the dollar's weakness vs. the Yen was the major story. Both events caused considerable uncertainty which was responsible for the widespread volatility of the financial markets. Gold surged for the first time in nearly 20 years due to inflation fears. Overseas, strong economies in Europe and Asia were responsible for an upsurge in international markets although the earthquake in Taiwan resulted in fears regarding computer chip shortages which held back the technology sector.

Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?
A. Come January, we believe that Year 2000 concerns will have largely subsided which means that we can once again focus on fundamentals. Low interest rates and benign inflation will enable the strong domestic economy, which has been fueled by consumers, to continue. As noted above, the portfolio is well positioned to benefit from this trend by being overweighted in consumer cyclicals. We also believe the convergence between telecommunications and utilities which were recently deregulated represents an interesting opportunity and we have invested in companies who we believe will benefit in this environment.

[PHOTO OF JACK FEILER OMITTED]

                                                  GE SMALL-CAP VALUE EQUITY FUND

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
  InterTAN Inc.                    4.37%
--------------------------------------------------------------------------------
  Eastern Enterprises              3.57%
--------------------------------------------------------------------------------
  Dollar Tree Stores Inc.          3.51%
--------------------------------------------------------------------------------
  NOVA Corp.                       3.24%
--------------------------------------------------------------------------------
  Park Electrochemical Corp.       3.02%
--------------------------------------------------------------------------------
  Applebee's International Inc.    2.98%
--------------------------------------------------------------------------------
  Comdisco Inc.                    2.90%
--------------------------------------------------------------------------------
  Handleman Co.                    2.50%
--------------------------------------------------------------------------------
  New England Business Service Inc.2.40%
--------------------------------------------------------------------------------
  Polaroid Corp.                   2.36%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
  A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies with small-sized market capitalizations that the fund's management considers as undervalued by the market but have solid growth
                                   potential.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES+
                               [LINE GRAPH OMITTED]

      GE SMALL-CAP VALUE EQUITY  GE SMALL-CAP VALUE EQUITY W/LOAD  RUSSELL 2000
9/30/980  $10,000.00               $10,000.00                       $10,000.00
  10/98    10,760.00                10,141.38                        10,407.80
  11/98    11,450.00                10,791.71                        10,953.17
  12/98    12,016.63                11,325.76                        11,631.17
   1/99    11,383.12                10,728.67                        11,785.86
   2/99    10,498.21                 9,894.64                        10,831.21
   3/99    10,437.88                 9,837.77                        11,000.18
   4/99    11,332.84                10,681.28                        11,985.79
   5/99    11,795.41                11,117.25                        12,160.78
   6/99    12,800.98                12,065.02                        12,710.45
   7/99    12,881.43                12,140.84                        12,362.19
   8/99    12,237.86                11,534.27                        11,904.78
   9/99    12,227.80                11,524.79                        11,907.17

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                       ONE     SINCE
                      YEAR   INCEPTION
GE Small-Cap Value   22.28%    22.21%
GE Small-Cap Value
  w/load             15.25%    15.20%
(maximum load-5.75%)
Russell 2000         19.07%    19.01%

                                 CLASS B SHARES
                               [LINE GRAPH OMITTED]
      GE SMALL-CAP VALUE EQUITY  GE SMALL-CAP VALUE EQUITY W/LOAD  RUSSELL 2000
9/30/980        $10,000.00              $10,000.00                   $10,000.00
  10/98          10,750.00               10,750.00                    10,407.80
  11/98          11,440.00               11,440.00                    10,953.17
  12/98          11,996.22               11,996.22                    11,631.17
   1/99          11,353.74               11,353.74                    11,785.86
   2/99          10,460.30               10,460.30                    10,831.21
   3/99          10,400.07               10,400.07                    11,000.18
   4/99          11,283.47               11,283.47                    11,985.79
   5/99          11,735.21               11,735.21                    12,160.78
   6/99          12,729.04               12,729.04                    12,710.45
   7/99          12,799.31               12,799.31                    12,362.19
   8/99          12,156.83               12,156.83                    11,904.78
   9/99          12,136.76               11,836.76                    11,907.17

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                       ONE     SINCE
                      YEAR   INCEPTION
GE Small-Cap Value   21.37%   21.30%
GE Small-Cap Value
  w/load             17.37%   18.30%
maximum load          4.0%     3.0%
Russell 2000         19.07%   19.01%

                                 CLASS Y SHARES
                              [LINE GRAPH OMITTED]
           GE SMALL-CAP VALUE EQUITY       RUSSELL 2000
9/30/98              $10,000.00              $10,000.00
  10/98               10,760.00               10,407.80
  11/98               11,460.00               10,953.17
  12/98               12,021.58               11,631.17
   1/99               11,387.80               11,785.86
   2/99               10,502.53               10,831.21
   3/99               10,442.17               11,000.18
   4/99               11,347.56               11,985.79
   5/99               11,810.32               12,160.78
   6/99               12,816.31               12,710.45
   7/99               12,906.85               12,362.19
   8/99               12,273.07               11,904.78
   9/99               12,252.95               11,907.17

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                       ONE     SINCE
                      YEAR   INCEPTION
GE Small-Cap Value   22.53%   22.46%
Russell 2000         19.07%   19.01%

                         * LIPPER PERFORMANCE COMPARISON
                           SMALL CAP VALUE EQUITY PEER
                   GROUP BASED ON AVERAGE ANNUAL TOTAL RETURNS
                          FOR THE PERIODS ENDED 9/30/99

                                                    One Year
                                                    ---------
   Number of Funds in peer group:                      299

   Peer group average annual total return:           12.44%

   Lipper categories in peer group:  SMALL-CAP VALUE
   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999

                         GE SMALL-CAP VALUE EQUITY FUND
                               [PIE CHART OMITTED]
                                 CONSUMER 30.3%
                                TECHNOLOGY 19.7%
                            FINANCIAL SERVICES 13.6%
                                CASH & OTHER 7.2%
                                 UTILITIES 7.1%
                           MATERIALS & PROCESSING 5.9%
                                 HEALTHCARE 5.4%
                             PRODUCER DURABLES 5.2%
                               MISCELLANEOUS 3.6%
                           AUTO & TRANSPORTATION 1.1%
                        REAL ESTATE INVESTMENT TRUST 0.9%



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 92.8%
--------------------------------------------------------------------------------

AUTO & TRANSPORTATION -- 1.1%

AAR Corp.                              9,000   $    162,000
Kirby Corp.                            5,500        107,938(a)
                                                    269,938
[ICON OMITTED] CONSUMER - DISCRETIONARY -- 30.3%

AnnTaylor Stores Corp.                11,200        457,800(a)
Applebee's International Inc.         20,700        697,331
Callaway Golf Co.                      7,800         95,063
Corporate Express Inc.                15,700        147,678(a)
Dollar Tree Stores Inc.               20,600        822,712(a)
Handleman Co.                         44,200        585,650(a)
Interim Services Inc.                 11,200        183,400(a)
InterTAN Inc.                         52,200      1,024,425(a)
Iron Mountain Inc.                    10,100        342,137(a)
ITC DeltaCom Inc.                      8,800        242,000(a)
Korn/Ferry International               9,500        219,094(a)
Kroll-O'Gara Co.                       7,200        120,150(a)
New Horizons Worldwide Inc.           14,375        228,203(a)
Pier 1 Imports Inc.                   43,442        293,233
Pierce Leahy Corp.                    15,900        377,625(a)
School Specialty Inc.                  7,500        126,563(a)
Strayer Education Inc.                10,400        206,700
United Stationers Inc.                16,400        349,525(a)
Volt Information Sciences Inc.        18,900        458,325(a)
Zale Corp.                             3,100        118,769(a)
                                                  7,096,383
[ICON OMITTED] FINANCIAL SERVICES -- 13.6%

AmeriCredit Corp.                     25,900        386,881(a)
Dain Rauscher Corp.                   10,900        534,100
Duff & Phelps Credit Rating Co.        3,500        279,781
Fair, Isaac & Co. Inc.                 3,600        101,025
Indymac Mortgage Holdings Inc.         7,400        111,000
Investment Technology Group Inc.      18,200        418,600
Jefferies Group Inc.                   3,200         66,800
National Data Corp.                   12,100        314,600
NOVA Corp.                            30,400        760,000(a)
The BISYS Group Inc.                   4,700        220,459(a)
                                                  3,193,246



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
HEALTHCARE -- 5.4%

Chattem Inc.                          19,600  $     432,425(a)
Techne Corp.                           9,100        285,513(a)
The Cooper Cos. Inc.                  17,400        537,225
                                                  1,255,163
[ICON OMITTED] MATERIALS & PROCESSING -- 5.9%

Airgas Inc.                           19,400        225,525(a)
Ball Corp.                             6,800        299,625
Elcor Corp.                            6,800        170,000
Kaydon Corp.                           4,300        106,963
MKS Instruments Inc.                     800         17,800(a)
New England Business Service Inc.     19,700        562,681
                                                  1,382,594

MISCELLANEOUS -- 3.6%

Eastern Enterprises                   18,000        835,875

PRODUCER DURABLES -- 5.2%

Graco Inc.                             3,500        114,844
HEICO Corp. (Class A)                 11,500        221,375
L-3 Communications
   Holdings Inc.                       6,100        230,275(a)
Scott Technologies Inc.               22,400        442,400(a)
Terex Corp.                            6,400        201,600(a)
                                                  1,210,494

REAL ESTATE INVESTMENT TRUST -- 0.9%

Mid-Atlantic Realty Trust             11,500        120,031
Sizeler Property Investors Inc.       10,000         86,875
                                                    206,906
[ICON OMITTED] TECHNOLOGY -- 19.7%

Affiliated Computer Services Inc.      4,100        166,563(a)
Arrow Electronics Inc.                17,100        301,388(a)
Comdisco Inc.                         35,200        679,800
Credence Systems Corp.                 3,700        166,038(a)
Etec Systems Inc.                      3,000        112,875(a)
Galileo Technology Ltd.                5,600        140,000(a)
Jones Intercable Inc. (Class A)        4,900        264,906(a)
National Computer Systems Inc.        12,600        483,131
Nichols Research Corp.                13,700        364,762(a)
Park Electrochemical Corp.            21,500        706,812
Polaroid Corp.                        21,300        553,800
SLI Inc.                              14,600        311,163(a)
Transaction Systems Architects
   Inc. (Class A)                      8,500        228,969(a)
Ultratech Stepper Inc.                 2,200         28,554(a)
Zebra Technologies Corp.
   (Class A)                           2,500        113,671(a)
                                                  4,622,432
[ICON OMITTED] UTILITIES -- 7.1%

Citizens Utilities Co. (Class B)      20,400        230,775
GST Telecommunications Inc.            9,200         64,688(a)
Intermedia Communications Inc.        17,200        374,100(a)
Niagara Mohawk Holdings Inc.          17,200        265,525(a)



-------------
See Notes to Schedules of Investments and Financial Statements.

                                                  GE SMALL-CAP VALUE EQUITY FUND


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
NUI Corp.                              1,900  $      47,025
Potomac Electric Power Co.            18,700        475,681
United Illuminating Co.                2,100        101,588
Washington Gas Light Co.               4,300        116,637
                                                  1,676,019

TOTAL INVESTMENTS IN SECURITIES
   (COST $21,119,509)                            21,749,050


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.7%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $1,803,640)               1,803,640      1,803,640

OTHER ASSETS AND LIABILITIES,
   NET (0.5)%                                      (123,445)
                                                ------------

NET ASSETS-- 100%                               $23,429,245
                                                ============

[ICON OMITTED] ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE
               GE SMALL-CAP VALUE EQUITY FUND AT SEPTEMBER 30, 1999.

---------------
See Notes to Schedules of Investments and Financial Statements.

                                                           GE GLOBAL EQUITY FUND
  Q&A

RALPH R. LAYMAN (PICTURED ON PAGE 32) MANAGES THE INTERNATIONAL EQUITY INVESTMENT PROCESS AT GE INVESTMENTS. TOTAL ASSETS UNDER HIS MANAGEMENT EXCEED $12 BILLION. HE LEADS A TEAM OF PORTFOLIO MANAGERS FOR THE GE INTERNATIONAL EQUITY FUND, THE GE EMERGING MARKETS FUND AND SHARES PORTFOLIO MANAGEMENT RESPONSIBILITY FOR THE GE GLOBAL EQUITY FUND WITH MICHAEL SOLECKI. PRIOR TO JOINING GE INVESTMENTS IN 1991, RALPH WAS EXECUTIVE VICE PRESIDENT, PARTNER AND PORTFOLIO MANAGER OF THE INTERNATIONAL EQUITY OPERATIONS AT NORTHERN CAPITAL MANAGEMENT. PREVIOUSLY, HE WAS A VICE PRESIDENT AND PORTFOLIO MANAGER AT TEMPLETON INVESTMENT COUNSEL, INC. HE WAS INSTRUMENTAL IN FORMING TEMPLETON'S EMERGING MARKETS EQUITY FUND IN THE U.S. RALPH IS A TRUSTEE OF THE GE PENSION TRUST, AND GE'S EMPLOYEE SAVINGS PROGRAM, AND SERVES ON THE GE INVESTMENTS' ASSET ALLOCATION COMMITTEE. HE IS A CHARTERED FINANCIAL ANALYST, A CHARTER MEMBER OF THE INTERNATIONAL SOCIETY OF SECURITY ANALYSTS AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. RALPH IS A GRADUATE OF THE UNIVERSITY OF WISCONSIN WITH A B.S. IN ECONOMICS AND A M.S. IN FINANCE.

MICHAEL J. SOLECKI (PICTURED ON THE LEFT ON PAGE 32) CO-LEADS THE TEAM OF PORTFOLIO MANAGERS FOR THE GE GLOBAL EQUITY FUND. HE HAS SERVED THE FUND AS CO-PORTFOLIO MANAGER SINCE SEPTEMBER 1997. MIKE ALSO HAS SERVED AS PORTFOLIO MANAGER OF THE GE EUROPE EQUITY FUND SINCE THAT FUND'S COMMENCEMENT. MIKE HAS MORE THAN NINE YEARS OF INVESTMENT EXPERIENCE AND JOINED GE INVESTMENTS IN 1990. HE IS CURRENTLY A VICE PRESIDENT OF GE INVESTMENTS. MIKE IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. HE HOLDS A B.S. IN FINANCE FROM WESTERN NEW ENGLAND COLLEGE.

Q. HOW DID THE GE GLOBAL EQUITY FUND'S BENCHMARK AND LIPPER PEERS PERFORM FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1999?
A. The GE Global Equity Fund's benchmark, the MSCI World Index, was up 29.47% for the one-year period ended September 30, 1999. Our Lipper peer group of 284 Global funds posted an average return of 30.40% for the same period.

Q.   WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A. Performance was driven by strong stock selection in Europe, Asia and the United States (U.S.) with many companies in the technology and telecommunications sectors. European performance was led by Finnish telecommunications company Sonera, French capital goods company Schneider and United Kingdom/U.S.-based Vodafone AirTouch. Taiwan Semiconductor Corporation led our performance in Asia and within the U.S., EMC and Intel contributed to our outperformance.

Q.   COMMENT ON THE ECONOMIC AND FINANCIAL ACTIVITIES IN JAPAN.
A. There is currently one theme only in Japan, restructuring. Japanese companies, with a few exceptions, are very inefficient and have been destroying shareholder value for most of the last decade. Many companies are starting to restructure their operations by defining those businesses that are core and disposing of the remainder. One of the most inefficient sectors has been the banking sector. Banks have traditionally granted loans to Keiretsu (trade group) members irrespective of the quality of the borrowers. As the economy declined over the last decade, some borrowers were unable to repay their loans. As the amount of non-performing loans reached an unsustainable level, a number of banks have collapsed, most notably, Long Term Credit Bank. This has prompted an urgent need to restructure the entire Japanese banking system. Thus far, there have already been merger announcements among Fuji Bank, the Industrial Bank of Japan and Dai-Ichi Kangyo Bank and between Asahi Bank and Tokai Bank. There will likely be more announcements to follow. Outside of the banking sector, there have also been restructuring announcements from many industrial companies. News of corporate restructuring, combined with what appears to be a stronger Japanese economy, has led to investors being more positive on the stock market and the Yen. Not surprisingly, the rise of the equity market mirrors this restructuring theme. Those companies that have signaled their intention to change have outperformed those that have been silent on the matter.

Q.  WHAT IS THE OUTLOOK FOR THE FUND?
A. The U.S. economy has remained very strong. Europe has picked up momentum and much of Asia is showing encouraging signs of recovery. As a result investors have stopped worrying about recession and are instead concerned that growth might become unsustainably strong, causing inflation. We believe, however, that global competition, new technology and increases in productivity will keep inflation at bay and do not foresee anything that will derail current economic expansion. Consequently, in positioning the fund going forward, we are currently overweight in technology with investments in Taiwan Semiconductor, EMC and Comverse as well as telecommunications with European service providers Mannesmann and Sonera. The fund remains underweight in the consumer goods sector relative to the benchmark.

                                                           GE GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
  AlliedSignal Inc.                2.40%
--------------------------------------------------------------------------------
  Mannesmann AG                    2.23%
--------------------------------------------------------------------------------
  EMC Corp.                        2.03%
--------------------------------------------------------------------------------
  Taiwan Semiconductor
     Manufacturing Co.             1.93%
--------------------------------------------------------------------------------
  Sonera Group Oyj                 1.81%
--------------------------------------------------------------------------------
  AXA-UAP                          1.75%
--------------------------------------------------------------------------------
  ING Groep N.V.                   1.66%
--------------------------------------------------------------------------------
  Total S.A.                       1.64%
--------------------------------------------------------------------------------
  Comverse Technology Inc.         1.56%
--------------------------------------------------------------------------------
  Preussag AG                      1.46%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
                             A mutual fund designed
                                for investors who
                              seek long-term growth
                                  of capital by
                               investing primarily
                              in equity securities
                               of companies around
                                   the world.

                         * LIPPER PERFORMANCE COMPARISON
                             GLOBAL STOCK PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 9/30/99

                    One Year   Five Year
                    --------   --------
 Number of
 Funds in
 peer group:           284        111

 Peer group
 average annual
 total return:       30.40%     12.92%
 Lipper categories in peer group:
      GLOBAL, GLOBAL SMALL CAP

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES+
                               [LINE GRAPH OMITTED]
        GE GLOBAL EQUITY FUND    GE GLOBAL EQUITY FUND W/LOAD    MSCI WORLD
2/22/93      $10,000.00                 $10,000.00               $10,000.00
              10,405.58                   9,805.76                10,578.82
   9/93       11,409.58                  10,751.88                11,744.47
              12,615.25                  11,888.04                12,006.47
   9/94       13,038.67                  12,287.06                12,631.81
              12,646.61                  11,917.60                13,126.68
   9/95       14,012.70                  13,204.94                14,450.67
              14,798.50                  13,945.44                15,754.18
   9/96       15,615.16                  14,715.02                16,425.88
              16,167.68                  15,235.68                17,226.95
   9/97       18,553.20                  17,483.68                20,386.76
              20,128.56                  18,968.23                22,732.85
   9/98       16,539.00                  15,585.56                20,414.47
              21,406.49                  20,172.53                25,607.49
   9/99       22,640.97                  21,335.85                26,431.84

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                         ONE   FIVE    SINCE
                         YEAR   YEAR  INCEPTION
GE Global Equity        36.89%  11.67%  13.17%
GE Global Equity w/load 29.04%  10.36%  12.16%
(maximum load-5.75%)

MSCI World              29.47%  15.91%  15.90%

                                 CLASS B SHARES
                               [LINE GRAPH OMITTED]

      GE GLOBAL EQUITY FUND   GE GLOBAL EQUITY FUND W/LOAD   MSCI WORLD
12/22/93    $10,000.00               $10,000.00              $10,000.00
             10,257.78                10,257.78               10,060.53
   9/94      10,569.61                10,569.61               10,584.52
             10,206.22                10,206.22               10,999.19
   9/95      11,269.36                11,269.36               12,108.59
             11,860.62                11,860.62               13,200.83
   9/96      12,464.76                12,464.76               13,763.66
             12,854.81                12,854.81               14,434.91
   9/97      14,698.12                14,698.12               17,082.59
             15,895.50                15,895.50               19,048.44
   9/98      13,017.00                13,017.00               17,105.81
             16,789.26                16,789.26               21,457.88
   9/99      17,683.36                17,683.36               22,148.64

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          ONE    FIVE     SINCE
                          YEAR   YEAR   INCEPTION
GE Global Equity         35.85%  10.84%  10.37%
GE Global Equity w/load  31.85%  10.84%  10.37%
maximum load               4.0%   0.0%    0.0%
MSCI World               29.47%  15.91%  14.83%

                                 CLASS Y SHARES
                               [LINE GRAPH OMITTED]
                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                   ONE   FIVE    SINCE
                  YEAR   YEAR  INCEPTION
GE Global Equity 37.20% 11.96%  12.39%
MSCI World       29.47% 15.91%  15.54%
                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999

                              GE GLOBAL EQUITY FUND
                               [PIE CHART OMITTED]
                                  EUROPE 54.5%
                               UNITED STATES 19.2%
                               OTHER REGIONS 6.4%
                                   JAPAN 9.1%
                                CASH & OTHER 4.0%
                                PACIFIC RIM 6.8%



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 95.8%
--------------------------------------------------------------------------------
AUSTRALIA -- 1.6%

Brambles Industries Ltd.              26,619   $    770,953
Cable & Wireless Optus (Ltd.)        105,558        227,380(a)
                                                    998,333

AUSTRIA -- 0.3%

VA Technologie AG                      2,205        177,000

BRAZIL -- 0.3%

Uniao de Bancos Brasilieros
   S.A. GDR                           10,280        181,828

CANADA -- 1.6%

Celestica Inc.                         4,682        230,751(a)
CGI Group Inc. (Class A)              13,249        261,499(a)
Clarica Life Insurance Co.             6,742        101,408(a)
Nortel Networks Corp.                  7,911        403,461
                                                    997,119

DENMARK -- 0.9%

Novo-Nordisk AS (Series B)             4,919        584,514

FINLAND -- 4.2%

Helsingin Puhelin Oyj                    543         22,996
Merita PLC (Series A)                 67,327        378,255
Nokia Oyj (Series A)                   5,449        487,612
Pohjola Group Insurance Corp.
   (Series B)                          2,741        129,787
Sampo Insurance Co. Ltd.
   (Series A)                         14,681        487,385
Sonera Group Oyj                      40,012      1,158,033
                                                  2,664,068



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
[ICON OMITTED] FRANCE -- 14.7%

Aerospatiale Matra (Regd.)            11,550   $    245,058(a)
Alstom                                22,560        753,275(a)
AXA-UAP                                8,842      1,117,709
Cap Gemini S.A.                        5,196        818,262
Carrefour S.A.                         4,351        695,841
Coflexip S.A. ADR                      7,714        368,343
Elf Aquitaine S.A. ADR                 1,211        211,324
Lagardere S.C.A.                      15,405        639,112
Lyonnaise Des Eaux S.A.                2,504        404,986
Michelin CGDE (Regd.) (Class B)       14,255        672,247
Rhone-Poulenc S.A. (Class A)          12,836        662,420
Schneider S.A.                        10,598        774,716
Societe Generale                       1,935        398,404
STMicroelectronics N.V.                5,164        402,216
Total S.A. (Class B)                   8,336      1,046,650
Vivendi                                2,589        181,681
                                                  9,392,244
[ICON OMITTED] GERMANY -- 9.0%

Bayerische Vereinsbank AG              4,302        250,849
DaimlerChrysler AG                     5,392        371,207
Deutsche Bank AG                       8,549        571,719(a)
Fresenius Medical Care AG              9,581        634,108
Mannesmann AG                          8,906      1,421,463
Metallgesellschaft AG                 21,064        425,850
Muenchener Rueckverischerungs-
   Gesellschaft AG (Regd.)             2,701        545,197(a)
Preussag AG                           18,527        932,455
Veba AG                               11,167        611,341
                                                  5,764,189

GREECE -- 0.7%

Alpha Credit Bank (Regd.)                660         52,891
Hellenic Telecommunication
   Organization S.A. ADR              13,311        148,917
Hellenic Telecommunication
   Organization S.A.                  10,950        255,278
                                                    457,086

HONG KONG -- 1.7%

Giordano International Ltd.          218,000        172,595
Johnson Electric Holdings            185,000        893,098
                                                  1,065,693

IRELAND -- 1.1%

Bank of Ireland                       43,932        357,606(a)
CRH PLC                               19,807        376,832
                                                    734,438

ISRAEL -- 3.0%

Comverse Technology Inc.              10,579        997,732(a)
ECI Telecommunications Ltd.           19,449        480,147
Teva Pharmaceutical Industries
   Ltd. ADR                            8,158        410,449
                                                  1,888,328



-------------
See Notes to Schedules of Investments and Financial Statements.

                                                           GE GLOBAL EQUITY FUND


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
ITALY -- 1.9%

Banca Intesa S.p.A.                   84,653  $     353,995
Montedison S.p.A.                     43,785         85,724(a)
Saipem                                89,630        386,252
Telecom Italia Mobile S.p.A.          15,240         94,702
Telecom Italia S.p.A                  30,896        268,259
                                                  1,188,932
[ICON OMITTED] JAPAN -- 9.1%

Asahi Bank Ltd.                       14,000        100,300
Asahi Chemical Industry Co. Ltd.      58,000        322,102
Canon Inc.                            20,000        580,633
Fujitsu Ltd.                          20,000        621,839
Mazda Motor Corp.                     87,000        435,081
Minebea Co. Ltd.                      50,000        634,482
Mitsukoshi Ltd.                       33,000        197,481(a)
NAMCO Ltd.                             1,400         55,066
Promise Co. Ltd.                       2,500        200,646
Shin-Etsu Chemical Co.                12,000        498,970
Sony Corp.                             4,800        715,190
Sumitomo Electric Industries          42,000        574,265
The Fuji Bank Ltd.                    15,000        181,776
Toshiba Corp.                         95,000        705,516
                                                  5,823,347

MEXICO -- 1.5%

Desc S.A. de C.V. (Series B)          62,185         53,206
Desc S.A. de C.V. ADR (Class C)        6,207        103,967
Grupo Carso S.A. de C.V. ADR          31,697        259,519
Grupo Finaciero Banamex
   Accival S.A. de C.V. (Class B)    136,675        245,869(a)
Grupo Televisa S.A. GDR                7,283        290,865(a)
                                                    953,426

NETHERLANDS -- 5.0%

IHC Caland N.V.                        9,762        484,046
ING Groep N.V.                        19,566      1,061,779
Ispat International N.V. (Class A)                   10,011104,490
Koninklijke Ahold N.V.                16,046        527,578
Philips Electronics N.V.               7,484        752,536
Vendex KBB N.V.                        8,592        246,842
                                                  3,177,271

PANAMA -- 0.0%

Panamerican Beverages Inc.
   (Class A)                           1,598         26,467

PHILIPPINES -- 0.2%

San Miguel Corp. S.A.                 78,738        119,358

POLAND -- 0.3%

Telekomunikacja Polska
   S.A. GDR                           44,471        213,461(b)



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
PORTUGAL -- 0.6%

Banco Comercial Portugues
   (Regd.)                             7,970   $    214,556
Jeronimo Martins, SGPS, S.A.           4,846        137,160
                                                    351,716

SOUTH KOREA -- 1.2%

Kookmin Bank                          10,480        131,377(a)
Korea Telecom Corp.                    1,455         89,824(a)
Korea Telecom Corp. ADR                4,112        152,144(a)
Pohang Iron & Steel Co. Ltd.           2,900        325,401
Pohang Iron & Steel Co. Ltd. ADR       2,479         77,623
                                                    776,369

SPAIN -- 1.8%

Argentaria S.A.                       12,330        271,054
Repsol S.A.                            6,981        136,603
Telefonica S.A.                       48,345        773,165(a)
                                                  1,180,822

SWEDEN -- 3.1%

Autoliv Inc. SDR                      22,147        835,277
Ericsson LM Telephone
   (Series B)                         18,208        564,486
Investor AB (Series B)                 5,717         67,686(a)
Invik & Co. AB (Series B)              1,232         78,945
Kinnevik AB                            2,394         42,515
NetCom Systems AB (Series B)           4,908        182,111(a)
Pharmacia & Upjohn Inc.                4,333        215,025
                                                  1,986,045

SWITZERLAND -- 2.0%

ABB AG                                   208        341,937
Credit Suisse Group                    1,995        365,141
Novartis AG (Regd.)                      270        400,013
Zurich Allied AG                         342        190,519
                                                  1,297,610

TAIWAN -- 2.1%

Synnex Technology International
   Corp. GDR                           5,546        101,908(a,b)
Taiwan Semiconductor
   Manufacturing Co.                 292,617      1,230,374
                                                  1,332,282
[ICON OMITTED] UNITED KINGDOM -- 8.7%

Airtours PLC                         114,455        729,684
BP Amoco PLC ADR                       1,261        139,735
British Energy PLC                     6,103         41,445(a)
British Steel PLC                    114,314        289,820
Cable & Wireless
   Communication PLC                  51,750        529,067(a)
Cable & Wireless PLC                   2,578         28,033
Commercial Union PLC                  12,979        199,571
FKI PLC                              104,547        328,741
Granada Group PLC                     79,940        688,295

-----------
See Notes to Schedules of Investments and Financial Statements.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

Invensys PLC                         166,327  $     807,781
Nycomed Amersham PLC                  55,360        343,594
Railtrack Group PLC                    9,436        199,152
Reed International PLC                37,172        223,366
Royal & Sun Alliance Insurance
   Group PLC                          59,305        471,571
Saatchi & Saatchi PLC                 16,998         58,598
SEMA Group PLC                         8,343        101,914
Somerfield PLC                       119,652        258,048
The Great Universal Stores PLC         6,123         46,420
Vodafone AirTouch PLC ADR                  1            238
Williams PLC                          14,535         77,530
                                                  5,562,603
[ICON OMITTED] UNITED STATES -- 19.2%

Allergan Inc.                          1,177        129,470
AlliedSignal Inc.                     25,525      1,529,905
American Express Co.                     893        120,220
Berkshire Hathaway Inc. (Class B)         44         81,664(a)
Bristol-Myers Squibb Co.               3,159        213,232
Burlington Northern Santa
   Fe Corp.                           11,944        328,460
Burlington Resources Inc.              2,121         77,947
Cardinal Health Inc.                  12,636        688,662
Cisco Systems Inc.                     2,179        149,398(a)
Citigroup Inc.                        19,886        874,984
Colgate-Palmolive Co.                  2,497        114,238
Comcast Corp. (Class A)                3,268        130,312
Dover Corp.                            3,103        126,835
Ecolab Inc.                           11,563        394,587
EMC Corp.                             18,158      1,297,162(a)
Federal National Mortgage
   Association                         2,233        139,981
First Data Corp.                       2,481        108,854
Gannett Co. Inc.                       1,776        122,877
Home Depot Inc.                        2,267        155,573
Intel Corp.                            8,778        652,315
International Business
   Machines Corp.                      6,546        794,521
Interpublic Group of Cos. Inc.         4,979        204,761
Lowe's Cos. Inc.                       2,397        116,854
MCI WorldCom Inc.                      8,277        594,909(a)
Merck & Co. Inc.                       3,159        204,743
Microsoft Corp.                        1,198        108,494(a)
Morgan Stanley, Dean
   Witter & Co.                        4,354        388,322
SBC Communications Inc.               11,842        604,682
Schering-Plough Corp.                  2,288         99,814
Sun Microsystems Inc.                  2,838        263,934(a)
Wal-Mart Stores Inc.                   2,690        127,943
Waste Management Inc.                  6,709        129,148
Watson Pharmaceuticals Inc.            9,914        302,997(a)
Xerox Corp.                            8,122        340,616
Zebra Technologies Corp.
   (Class A)                          12,275        558,129(a)
                                                 12,276,543

TOTAL COMMON STOCK
   (COST $50,916,605)                            61,171,092




                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.2%
--------------------------------------------------------------------------------
Henkel KGaA
   (COST $149,592)                     1,971  $     123,737
--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.),
   06/03/02
   (COST $0)                              46          1,576(a)

TOTAL INVESTMENTS IN SECURITIES
   (COST $51,066,197)                            61,296,405

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.7%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $465,330)                   465,330        465,330

OTHER ASSETS AND LIABILITIES,
   NET 3.3%                                       2,116,559
                                                ------------

NET ASSETS-- 100%                               $63,878,294
                                                ============

--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The GE Global Equity Fund invested in the following sectors at September 30,
1999:

                                              PERCENTAGE (BASED
SECTOR                                      ON TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Capital Equipment                                     29.02%
Services                                              25.50%
Finance                                               16.04%
Consumer Goods                                        11.85%
Multi Industry                                         6.68%
Energy                                                 3.55%
Materials                                              3.32%
Cash and Other                                         4.04%
                                                     -------
                                                     100.00%
                                                     =======

[ICON OMITTED] ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE
               GE GLOBAL EQUITY FUND AT SEPTEMBER 30, 1999.

---------------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE INTERNATIONAL EQUITY FUND
Q&A

RALPH R. LAYMAN (PLEASE REFER TO PAGE 27 FOR RALPH'S BIOGRAPHICAL DETAILS) LEADS A TEAM OF PORTFOLIO MANAGERS FOR THE GE INTERNATIONAL EQUITY FUND.

Q. HOW DID THE GE INTERNATIONAL EQUITY FUND'S BENCHMARK AND LIPPER PEERS PERFORM FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1999?
A. The GE International Equity Fund's benchmark, the MSCI EAFE Index, was up 30.95% for the one-year period ended September 30, 1999. Our Lipper peer group of 654 International funds posted an average return of 31.61% for the same period.

Q.   WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A. At the start of the period in October 1998, the fund had a significantly underweight position in Japan of 5.0% compared with the 20.4% weight in the MSCI EAFE Index. With the Japanese index surging 77.4% during this period, the underweighting has severely hindered performance. This was compensated by good stock selection around the world, primarily in Europe. By September our Japanese weighting had increased to 12.4% as we found more companies restructuring as the year progressed, meeting our investment criteria of cash earnings growth exceeding the price to cash earnings. Top performance contributors were telecoms equipment manufacturer Nokia of Finland, cellular telecoms operator Mannesmann of Germany, the Taiwanese semiconductor manufacturer Taiwan Semiconductor, and the British engineering company Invensys.

Q.   WHAT CHANGES HAVE YOU MADE IN THE FUND RECENTLY BASED ON CURRENT MARKET
     EVENTS?
A. During the last several months, a number of Japanese companies announced restructuring plans. After extensive research and analysis, we found a few companies where the increase in cash flows is accompanied by reasonable valuations. As a result, we increased our exposure to the Japanese market by starting new positions in Asahi Bank, Fuji Bank, Fujitsu and Asahi Chemical. Other new investments include the French utility company Vivendi and the German engineering company Metallgesellschaft.

Q.   WHAT IS YOUR OUTLOOK FOR THE FUND?
A. The economic environment in Europe has slowed somewhat since the beginning of the year, with Gross Domestic Product growth forecasts for 1999 being in the 1.5% to 2.0% range, compared with 2.5% to 3.0% range earlier this year. Economies are expected to improve in 2000, as the benefits of the introduction of the Euro, lower interest rates and recent deregulatory changes take effect. In addition, there has been a very high level of corporate merger activity which will lead to improvements in efficiencies and higher margins. So far, the merger and acquisition activity has been mainly within countries, we expect there will be more cross border activity in the future.

     Europe is not the only region of the world to experience a high level of corporate merger and acquisition activity. Japan is also experiencing mergers, the high profile ones have been between banks and other financial companies, within the chemical sector and also in the car manufacturing sector with the link between Renault of France and Nissan. With profitability within corporate Japan being so poor, we anticipate that there will be further corporate link-ups in the future, especially as the Japanese government introduces legislation which will break down some of the barriers which have previously deterred such restructuring. This should lead to corporate managements becoming more profit oriented and shareholder friendly. However, corporate Japan is at the start of a restructuring period. When assessing restructuring progress, heavy skepticism needs to be applied to wean out the winners from the losers.

(PICTURED LEFT TO RIGHT: M. SOLECKI, J. STUDER, R. LAYMAN, B. HOPKINSON)

[PHOTO OF M. SOLECKI, J. STUDER, R. LAYMAN, B. HOPKINSON OMITTED]

                                                    GE INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
  Mannesmann AG                    3.13%
--------------------------------------------------------------------------------
  AXA-UAP                          2.47%
--------------------------------------------------------------------------------
  Taiwan Semiconductor
     Manufacturing Co.             2.44%
--------------------------------------------------------------------------------
  ING Groep N.V.                   2.35%
--------------------------------------------------------------------------------
  Total S.A.                       2.31%
--------------------------------------------------------------------------------
  Preussag AG                      2.06%
--------------------------------------------------------------------------------
  Autoliv Inc. SDR                 1.85%
--------------------------------------------------------------------------------
  Invensys PLC                     1.68%
--------------------------------------------------------------------------------
  Schneider S.A.                   1.66%
--------------------------------------------------------------------------------
  Telefonica S.A.                  1.64%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
             A mutual fund designed for investors who seek long-term growth of capital by investing primarily in foreign equity securities.

                         * LIPPER PERFORMANCE COMPARISON
                            INTERNATIONAL STOCK PEER
                   GROUP BASED ON AVERAGE ANNUAL TOTAL RETURNS
                          FOR THE PERIOD ENDED 9/30/99

                    One Year   Five Year
                    --------   --------

  Number of
  Funds in
  peer group:          654        224

  Peer group
  average annual
  total return:      31.61%      9.19%

  Lipper categories in peer group:
      INTERNATIONAL, CANADIAN,
      INTERNATIONAL SMALL CAP

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 CLASS A SHARES+
                              [LINE GRAPH OMITTED]
    GE INT'L EQUITY FUND  GE INT'L EQUITY FUND W/LOAD    MSCI EAFE
3/2/94 $10,000.00             $10,000.00                $10,000.00
         9,760.00               9,195.98                  9,569.11
  9/94  10,126.66               9,541.46                 10,067.63
         9,703.64               9,142.89                 10,150.54
  9/95  10,649.18              10,033.80                 10,650.70
        11,379.76              10,722.16                 11,402.31
  9/96  11,877.76              11,191.38                 11,568.67
        12,543.60              11,818.75                 11,568.12
  9/97  14,109.82              13,294.46                 12,977.06
        15,473.21              14,579.07                 13,720.41
  9/98  12,882.00              12,137.17                 11,895.38
        15,519.80              14,622.93                 14,551.79
  9/99  16,163.52              15,229.45                 15,576.45

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                         ONE    FIVE    SINCE
                         YEAR   YEAR  INCEPTION
GE Int'l Equity         25.48%  9.80%   8.98%
GE Int'l Equity w/load  18.28%  8.51%   7.82%
(maximum load-5.75%)
MSCI EAFE               30.95%  9.12%   8.25%

                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]
        GE INT'L EQUITY FUND     GE INT'L EQUITY FUND W/LOAD      MSCI EAFE
3/2/94  $10,000.00                      $10,000.00                $10,000.00
          9,753.33                        9,753.33                  9,569.11
  9/94   10,086.65                       10,086.65                 10,067.63
          9,629.36                        9,629.36                 10,150.54
  9/95   10,523.58                       10,523.58                 10,650.70
         11,210.92                       11,210.92                 11,402.31
  9/96   11,658.03                       11,658.03                 11,568.67
         12,257.71                       12,257.71                 11,568.12
  9/97   13,740.18                       13,740.18                 12,977.06
         15,011.34                       15,011.34                 13,720.41
  9/98   12,450.00                       12,450.00                 11,895.38
         14,946.19                       14,946.19                 14,551.79
  9/99   15,508.21                       15,508.21                 15,576.45

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          ONE   FIVE    SINCE
                         YEAR   YEAR  INCEPTION
GE Int'l Equity         24.56%  8.98%   8.18%
GE Int'l Equity w/load  20.56%  8.98%   8.18%
maximum load              4.0%   0.0%    0.0%
MSCI EAFE               30.95%  9.12%   8.25%

                                 CLASS Y SHARES
                              [LINE GRAPH OMITTED]
     GE INT'L EQUITY FUND          MSCI EAFE
 3/2/94  $10,000.00                 $10,000.00
           9,760.00                 9,569.11
   9/94   10,146.67                 10,067.63
           9,733.29                 10,150.54
   9/95   10,699.89                 10,650.70
          11,461.43                 11,402.31
   9/96   11,980.87                 11,568.67
          12,669.13                 11,568.12
   9/97   14,276.37                 12,977.06
          15,697.18                 13,720.41
   9/98   13,085.00                 11,895.38
          15,781.79                 14,551.79
   9/99   16,450.89                 15,576.45

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                   ONE   FIVE    SINCE
                  YEAR   YEAR  INCEPTION
GE Int'l Equity  25.72% 10.15%   9.32%
MSCI EAFE        30.95%  9.12%   8.25%

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999

                          GE INTERNATIONAL EQUITY FUND
                               [PIE CHART OMITTED]
                                  EUROPE 70.9%
                                   JAPAN 12.4%
                                PACIFIC RIM 8.0%
                               OTHER REGIONS 7.9%
                                CASH & OTHER 0.8%



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.9%
--------------------------------------------------------------------------------

AUSTRALIA -- 2.1%

Brambles Industries Ltd.              31,945  $     925,207
Cable & Wireless Optus Ltd.          126,644        272,801(a)
                                                  1,198,008

AUSTRIA -- 0.4%

VA Technologie AG                      2,612        209,670

BRAZIL -- 0.4%

Uniao de Bancos Brasilieros
   S.A. GDR                           11,795        208,624

CANADA -- 2.0%

Celestica Inc.                         4,873        239,984(a)
CGI Group Inc. (Class A)              15,900        313,823(a)
Clarica Life Insurance Co.             6,000         90,247(a)
Nortel Networks Corp.                  9,494        484,194
                                                  1,128,248

DENMARK -- 1.2%

Novo-Nordisk AS (Series B)             5,902        701,321

FINLAND -- 3.1%

Merita PLC (Series A)                 77,811        437,156
Nokia Oyj (Series A)                   6,474        579,336
Pohjola Group Insurance Corp.
   (Series B)                          2,601        123,158
Sampo Insurance Co. Ltd.
   (Series A)                         17,618        584,888
                                                  1,724,538




                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
[ICON OMITTED] FRANCE -- 20.1%

Aerospatiale Matra (Regd.)            14,684 $      311,552(a)
Alstom                                27,075        904,031(a)
AXA-UAP                               11,027      1,393,913
Cap Gemini S.A.                        5,869        924,246
Carrefour S.A.                         5,221        834,977
Coflexip S.A. ADR                      8,095        386,536
Elf Aquitaine S.A. ADR                 1,625        283,569
Lagardere S.C.A.                      18,476        766,519
Lyonnaise Des Eaux S.A.                3,005        486,015
Michelin CGDE (Regd.) (Class B)       16,847        794,482
Rhone-Poulenc S.A. (Class A)          15,407        795,100
Schneider S.A.                        12,781        934,294
Societe Generale                       2,644        544,382
STMicroelectronics N.V.                6,196        482,597
Total S.A. (Class B)                  10,397      1,305,425
Vivendi                                2,735        191,926
                                                 11,339,564
[ICON OMITTED] GERMANY -- 12.4%

Bayerische Vereinsbank AG              5,164        301,112
DaimlerChrysler AG                     6,471        445,490
Deutsche Bank AG                      10,256        685,875(a)
Fresenius Medical Care AG             11,291        747,282
Mannesmann AG                         11,069      1,766,694
Metallgesellschaft AG                 24,413        493,556
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.)             3,241        654,196(a)
Preussag AG                           23,152      1,165,230
Veba AG                               13,371        732,000
                                                  6,991,435

GREECE -- 1.0%

Alpha Credit Bank (Regd.)                739         59,222
Hellenic Telecommunication
   Organization S.A. ADR              15,976        178,732
Hellenic Telecommunication
   Organization S.A. GDR              12,990        302,836
                                                    540,790

HONG KONG -- 1.3%

Giordano International Ltd.          262,000        207,431
Johnson Electric Holdings Ltd.       113,900        549,859
                                                    757,290

IRELAND -- 1.6%

Bank of Ireland                       52,662        428,668(a)
CRH PLC                               23,815        453,085
                                                    881,753

ISRAEL -- 3.4%

Comverse Technology Inc.               9,298        876,917(a)
ECI Telecommunications Ltd.           23,341        576,231


-------------
See Notes to Schedules of Investments and Financial Statements.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Teva Pharmaceutical
   Industries Ltd. ADR                 9,791   $    492,610
                                                  1,945,758

ITALY -- 2.5%

Banca Intesa S.p.A.                  101,595        424,841
Montedison S.p.A.                     32,450         63,532(a)
Saipem                               107,565        463,541
Telecom Italia Mobile S.p.A.          18,507        115,003
Telecom Italia S.p.A                  37,094        322,074
                                                  1,388,991
[ICON OMITTED] JAPAN -- 12.4%

Asahi Bank Ltd.                       17,000        121,793
Asahi Chemical Industry Co. Ltd.      71,000        394,297
Canon Inc.                            25,000        725,791
Fujitsu Ltd.                          23,000        715,115
Mazda Motor Corp.                    106,000        530,099
Minebea Co. Ltd.                      60,000        761,379
Mitsukoshi Ltd.                       40,000        239,371(a)
NAMCO Ltd.                             1,700         66,866
Promise Co. Ltd.                       2,600        208,672
Shin-Etsu Chemical Co.                16,000        665,293
Sony Corp.                             5,800        864,188
Sumitomo Electric Industries          50,000        683,649
The Fuji Bank Ltd.                    13,000        157,539
Toshiba Corp.                        114,000        846,619
                                                  6,980,671

MEXICO -- 2.1%

Desc S.A. de C.V. (Series B)          62,442         53,427
Desc S.A. de C.V. ADR (Class C)        9,387        157,232
Grupo Carso S.A. de C.V. ADR          38,040        311,452
Grupo Financiero Banamex
   Accival S.A. de C.V. (Class B)    164,023        295,066(a)
Grupo Televisa S.A. GDR                8,695        347,257(a)
                                                  1,164,434
[ICON OMITTED] NETHERLANDS -- 6.8%

CSM N.V.                                 125          6,005
IHC Caland N.V.                       11,716        580,934
ING Groep N.V.                        24,410      1,324,646
Ispat International N.V. (Regd.)
   (Class A)                           9,383         97,935
Koninklijke Ahold N.V.                19,352        636,277
Philips Electronics N.V.               8,981        903,064
Vendex KBB N.V.                       10,759        309,099
                                                  3,857,960

PANAMA -- 0.0%
Panamerican Beverages Inc. (Class A)     283          4,687

PHILIPPINES -- 0.2%

San Miguel Corp. S.A.                 71,717        108,715




                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
POLAND -- 0.4%

Telekomunikacja Polska S.A.
   GDR (Series A)                     52,938  $     254,102(b)

PORTUGAL -- 0.6%

Banco Comercial Portugues
   (Regd.)                             9,404        253,160
Jeronimo Martins, SGPS, S.A.           3,509         99,318
                                                    352,478

SOUTH KOREA -- 1.7%

Kookmin Bank                          12,490        156,574(a)
Korea Telecom Corp. ADR                4,933        182,521(a)
Korea Telecom Corp.                    2,005        123,778
Pohang Iron & Steel Co. Ltd.           3,400        381,504
Pohang Iron & Steel Co. Ltd. ADR       2,973         93,092
                                                    937,469

SPAIN -- 2.5%

Argentaria, Caja Postal y Banco
   Hipotecario de Espana, S.A.        14,800        325,352
Repsol S.A.                            8,377        163,920
Telefonica S.A.                       58,007        927,687
                                                  1,416,959

SWEDEN -- 4.1%

Autoliv Inc. SDR                      27,737      1,046,104
Ericsson LM Telephone (Series B)      21,851        677,426
Investor AB (Series B)                 4,248         50,294(a)
Invik & Co. AB                           941         60,299
Kinnevik AB (Series B)                 1,200         21,311
NetCom Systems AB (Series B)           6,222        230,866(a)
Pharmacia & Upjohn Inc.                5,200        258,050
                                                  2,344,350

SWITZERLAND -- 2.8%

ABB AG                                   250        410,982
Credit Suisse Group                    2,426        444,027
Novartis AG (Regd.)                      324        480,016
Zurich Allied AG                         410        228,399
                                                  1,563,424

TAIWAN -- 2.7%

Synnex Technology International
   Corp. GDR                           6,693        122,984(a,b)
Taiwan Semiconductor
   Manufacturing Co.                 327,923      1,378,826
                                                  1,501,810
[ICON OMITTED] UNITED KINGDOM -- 11.1%

Airtours PLC                         137,357        875,691
British Energy PLC                     3,891         26,424(a)
British Steel PLC                    137,149        347,714

-------------
See Notes to Schedules of Investments and Financial Statements.

                                 GE INTERNATIONAL EQUITY FUND SEPTEMBER 30, 1999


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Cable & Wireless
   Communication PLC                  62,106   $    634,942(a)
Cable & Wireless PLC                     609          6,622
Commercial Union PLC                  15,576        239,503
FKI PLC                              125,476        394,551
Granada Group PLC                     95,936        826,023
Invensys PLC                         194,827        946,194
Nycomed Amersham PLC                  66,405        412,146
Railtrack Group PLC                   11,322        238,957
Reed International PLC                44,145        265,267
Royal & Sun Alliance Insurance
   Group PLC                          73,169        581,813
Saatchi & Saatchi PLC                 11,692         40,306
SEMA Group PLC                         6,938         84,751
Somerfield PLC                       142,503        307,329
Williams PLC                          12,170         64,915
                                                  6,293,148

TOTAL COMMON STOCK
   (COST $50,430,576)                            55,796,197

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.3%
--------------------------------------------------------------------------------
Henkel KGaA
   (COST $214,862)                     2,831        177,727

--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.),
   06/03/02
   (COST $0)                              57          1,953(a)

TOTAL INVESTMENTS IN SECURITIES
   (COST $50,645,438)                            55,975,877

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.0%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $1,000)                       1,000          1,000

OTHER ASSETS AND LIABILITIES,
   NET 0.8%                                         471,526
                                                ------------

NET ASSETS-- 100%                               $56,448,403
                                                ============


--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The GE International Equity Fund invested in the following sectors at September 30, 1999:

                                              PERCENTAGE (BASED
SECTOR                                      ON TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Capital Equipment                                     28.86%
Services                                              23.65%
Finance                                               18.31%
Consumer Goods                                        13.81%
Multi Industry                                         5.46%
Materials                                              4.62%
Energy                                                 4.45%
Cash and Other                                         0.84%
                                                     --------
                                                     100.00%
                                                     ========

[ICON OMITTED] ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE GE
               INTERNATIONAL EQUITY FUND AT SEPTEMBER 30, 1999.

---------------
See Notes to Schedules of Investments and Financial Statements.

                                                           GE EUROPE EQUITY FUND

Q&A


MICHAEL SOLECKI LEADS THE TEAM OF PORTFOLIO MANAGERS FOR THE GE EUROPE EQUITY FUND (PLEASE REFER TO PAGE 27 FOR MIKE'S BIOGRAPHICAL DETAILS).

Q. HOW DID THE GE EUROPE EQUITY FUND'S BENCHMARK PERFORM FOR THE PERIOD FROM THE FUND'S INCEPTION (JANUARY 29,1999) THROUGH SEPTEMBER 30, 1999?
A. The MSCI Europe Index posted a return of negative 0.63% for the period since the inception of the fund (January 29,1999) through September 30, 1999. To see how your class of shares of the GE Europe Equity Fund performed compared to its benchmark, please refer to page 38.

Q.   WHAT CONTRIBUTED TO THE FUND'S PERFORMANCE?
A. The largest performance drivers in the fund since its inception, in January, were within the telecommunications, energy and capital equipment sectors. United Kingdom based Kingston Communication, Finnish based Sonera and German based Mannesmann were positive contributors to performance. Capital equipment groups ABB and Alstom merged their power generation equipment businesses to create the world's largest such company. French based oil company Elf Aquitaine agreed to merge with newly created Total Fina to create one of the world's largest oil groups.

Q.   WHAT ARE THE CURRENT INVESTMENT OPPORTUNITIES IN EUROPE?
A. Europe has changed considerably throughout the 1990s and a number of positive catalysts have developed along the way that will continue to drive growth. Interest rates have fallen significantly during the decade as inflation rates have converged. Long-term interest rates in Spain and Italy were in the double digits as recently as four years ago-- today they have converged to near 5.5%. Inflation rates are currently 1.5% and likely to remain below the ECB( European Central Bank) target of 2% for the near future. We believe the combination of low inflation with deregulation and increased competition creates a dynamic environment rich in restructuring and re-engineering opportunities. Using 1980 as a base year, France and Germany managed to reduce their manufacturing workforce by nearly 30%. With double-digit unemployment rates, the Europeans are very familiar with the concept of "Corporate Downsizing". During this process many industrial conglomerates successfully re-balanced their business mix by reducing their dependence on pure manufacturing and increased their service and technology content. As a result, companies have managed to improve their returns and equity investors have re-rated their shares. Deregulation, low interest rates and a single economic zone have accelerated merger and acquisition activity in Europe recently. After $840 billion in activity in 1998, 1999 is set to break the $1 trillion level. These business combinations are creating global leaders at reasonable valuations. For example, French based Carrefour and Promodes merged to form one of the world's largest retailers; Siebe and BTR merged to form a leading process control group; and BNP and Paribas, two French based banks, have created the largest bank in Europe. With high savings rates, low interest rates and a dynamic corporate environment, Europeans are allocating more to equities. We believe it will continue.

Q.   WHAT IS THE OUTLOOK FOR THE FUND?
A. The fund is currently overweight in capital goods and telecommunications companies with positions in Invensys, ABB, Ericsson and Mannesmann. We are currently underweighted in banks preferring the low valuations of insurance companies within the European financial services sector.

 (PICTURED LEFT TO RIGHT: C. SALDANHA, W. CHU, M. SOLECKI)


[PHOTO OF C. SALDANHA, W. CHU, M. SOLECKI OMITTED]

                                                           GE EUROPE EQUITY FUND

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
  Mannesmann AG                    3.56%
--------------------------------------------------------------------------------
  Total S.A.                       3.52%
--------------------------------------------------------------------------------
  AXA-UAP                          3.21%
--------------------------------------------------------------------------------
  Kingston Communication (Hull) PLC2.84%
--------------------------------------------------------------------------------
  Rhone-Poulenc S.A.               2.79%
--------------------------------------------------------------------------------
  Philips Electronics N.V.         2.64%
--------------------------------------------------------------------------------
  ING Groep N.V.                   2.37%
--------------------------------------------------------------------------------
  Invensys PLC                     2.20%
--------------------------------------------------------------------------------
  Ericsson LM Telephone            2.17%
--------------------------------------------------------------------------------
  Autoliv Inc. SDR                 2.14%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
                           A mutual fund designed for
                          investors who seek long-term
                         growth of capital by investing
                        primarily in equity securities of
                          issuers located in developed
                               European countries.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 CLASS A SHARES+
                              [LINE GRAPH OMITTED]
         GE EUROPE EQUITY    GE EUROPE EQUITY W/LOAD       MSCI EUROPE
  1/29/99   $10,000.00            $10,000.00                $10,000.00
     2/99     9,470.00              8,925.47                  9,746.20
     3/99     9,620.00              9,066.85                  9,852.43
     4/99     9,910.00              9,340.17                 10,146.04
     5/99     9,380.00              8,840.65                  9,658.72
     6/99     9,670.00              9,113.97                  9,821.76
     7/99    10,120.00              9,538.10                  9,913.01
     8/99    10,240.00              9,651.20                 10,013.72
     9/99     9,930.00              9,359.10                  9,936.52

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                       SINCE
                     INCEPTION
GE Europe Equity      (0.70)%
GE Europe Equity
  w/load              (6.41)%
(maximum load-5.75%)
MSCI Europe           (0.63)%

                                 CLASS B SHARES
                               [LINE GRAPH OMITTED]
      GE EUROPE EQUITY      GE EUROPE EQUITY W/LOAD     MSCI EUROPE
1/29/99  $10,000.00              $10,000.00            $10,000.00
2/99       9,470.00                9,470.00              9,746.20
3/99       9,610.00                9,610.00              9,852.43
4/99       9,890.00                9,890.00             10,146.04
5/99       9,360.00                9,360.00              9,658.72
6/99       9,640.00                9,640.00              9,821.76
7/99      10,080.00               10,080.00              9,913.01
8/99      10,200.00               10,200.00             10,013.72
9/99       9,880.00                9,484.80              9,936.52

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                       SINCE
                     INCEPTION
GE Europe Equity      (1.20)%
GE Europe Equity
  w/load              (5.15)%
maximum load           4.0%
MSCI Europe           (0.63)%

                                 CLASS Y SHARES
                               [LINE GRAPH OMITTED]
      GE EUROPE EQUITY    MSCI EUROPE
1/29/99  $10,000.00         $10,000.00
2/99       9,470.00           9,746.20
3/99       9,630.00           9,852.43
4/99       9,920.00           10,146.04
5/99       9,390.00           9,658.72
6/99       9,680.00           9,821.76
7/99      10,130.00           9,913.01
8/99      10,250.00          10,013.72
9/99       9,940.00           9,936.52

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                       SINCE
                     INCEPTION
GE Europe Equity      (0.60)%
MSCI Europe           (0.63)%

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999

                             GE EUROPE EQUITY FUND
                              [PIE CHART OMITTED]
                             DEVELOPED EUROPE 91.8%
                                CASH & OTHER 3.6%
                              EMERGING EUROPE 3.2%
                               OTHER REGIONS 1.4%




                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.2%
--------------------------------------------------------------------------------
BELGIUM -- 0.2%

Telinfo N.V.                             218   $     20,877

DENMARK -- 1.9%

Novo-Nordisk AS (Series B)             1,323        157,209
Tele Danmark AS (Series B)               842         50,147
                                                    207,356
[ICON OMITTED] FINLAND -- 4.4%

Nokia Oyj (Series A)                   1,080         96,646
Perlos Oyj                             2,000         26,920(a)
Pohjola Group Insurance Corp.
   (Series B)                            638         30,209
Sampo Insurance Co. Ltd.
   (Series A)                          3,824        126,951
Sonera Group Oyj                       6,882        199,180
                                                    479,906
[ICON OMITTED] FRANCE -- 24.7%

Aerospatiale Matra (Regd.)             2,880         61,106(a)
Alstom                                 5,513        184,078(a)
AXA-UAP                                2,775        350,785
Cap Gemini S.A.                          943        148,503
Carrefour S.A.                           899        143,774
Coflexip S.A. ADR                        516         24,639
Credit Lyonnais                        5,079        149,213(a)
Elf Aquitaine S.A. ADR                   581        101,387
Lagardere S.C.A.                       5,287        219,343
Michelin CGDE (Regd.) (Class B)        2,930        138,175
Rhone-Poulenc S.A. (Class A)           5,920        305,510
Schneider S.A.                         3,073        224,637
Societe Generale                         666        137,125
STMicroelectronics N.V.                1,350        105,149
Total S.A. (Class B)                   3,068        385,212
Vivendi                                  357         25,052
                                                  2,703,688




                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
[ICON OMITTED] GERMANY -- 11.4%

Deutsche Bank AG                       1,468  $      98,173(a)
Fresenius Medical Care AG              3,188        210,994
Mannesmann AG                          2,439        389,282
Metallgesellschaft AG                  6,692        135,292
Muenchener Rueckverischerungs-
   Gesellschaft AG (Regd.)               150         30,278
Preussag AG                            4,461        224,520
Veba AG                                2,955        161,773
                                                  1,250,312

GREECE -- 2.7%

Antenna TV S.A. ADR                   11,701        108,234(a)
Hellenic Telecommunication
   Organization S.A. ADR               7,543         84,387
Hellenic Telecommunication
   Organization S.A. GDR               3,710         86,492
STET Hellas Telecommunications
   S.A. ADR                              880         16,610(a)
                                                    295,723

IRELAND -- 3.3%

Bank of Ireland                       17,347        141,204(a)
CRH PLC                               10,070        191,584
Jefferson Smurfit Group PLC           10,824         31,950
                                                    364,738

ITALY -- 2.7%

Banca Intesa S.p.A.                    7,710         32,241
Saipem                                32,848        141,555
Telecom Italia S.p.A                  14,048        121,974
                                                    295,770
[ICON OMITTED] NETHERLANDS -- 10.0%

CSM N.V.                                 375         18,016
IHC Caland N.V.                        4,341        215,247
ING Groep N.V.                         4,769        258,797
Ispat International N.V. (Regd.)
   (Class A)                           1,318         13,757
Koninklijke Ahold N.V.                 4,231        139,112
Koninklijke Hoogovens N.V.               194         11,002
Koninklijke KPN N.V.                     427         18,696
Philips Electronics N.V.               2,875        289,089
Unique International N.V.              1,404         32,418
Vendex KBB N.V.                        3,385         97,249
                                                  1,093,383

POLAND -- 0.5%

Telekomunikacja Polska S.A.
   GDR (Series A)                     12,045         57,816(b)

PORTUGAL -- 2.1%

Jeronimo Martins, SGPS, S.A.           2,516         71,212
Portugal Telecom S.A.                    274         11,394
Telecel-Comunicacoes
   Pessoais S.A.                       1,157        142,660
                                                    225,266

----------
See Notes to Schedules of Investments and Financial Statements.

                                        GE EUROPE EQUITY FUND SEPTEMBER 30, 1999


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
SPAIN -- 3.5%

Argentaria, Caja Postal y Banco
   Hipotecario de Espana, S.A.         3,124   $     68,676
Sol Melia S.A.                         7,952         95,782(a)
Telefonica Publicidad e
   Informacion S.A.                    1,415         32,748(a)
Telefonica S.A.                       11,406        182,412(a)
                                                    379,618

SWEDEN -- 4.3%

Autoliv Inc. SDR                       6,202        233,909
Ericsson LM Telephone (Series B)       7,660        237,476
                                                    471,385

SWITZERLAND -- 3.5%

ABB AG                                    71        116,719
ABB Ltd.                                 404         41,677(a)
Credit Suisse Group                      468         85,657
Novartis AG (Regd.)                       93        137,782
                                                    381,835
[ICON OMITTED] UNITED KINGDOM -- 19.6%

Airtours PLC                          21,027        134,053
BG PLC                                 6,778         38,944
British Energy PLC                     7,529         51,129(a)
British Steel PLC                     11,825         29,980
Cable & Wireless
   Communication PLC                  17,675        180,701(a)
Cable & Wireless PLC                  16,207        176,232
Commercial Union PLC                   7,800        119,936
Dixons Group PLC                         590         10,578
FKI PLC                               11,794         37,086
Granada Group PLC                     24,498        210,931
Invensys PLC                          49,498        240,391
Kingston Communication
   (Hull) PLC                         45,855        310,268(a)
Mayflower Corp. PLC                    8,991         33,230
Nycomed Amersham PLC                  14,138         87,748
Reed International PLC                21,098        126,778
Royal & Sun Alliance
   Insurance Group PLC                14,726        117,096
Somerfield PLC                        44,839         96,702
Tesco PLC                              5,215         16,312
United Assurance Group PLC            15,938        102,856
Williams PLC                           4,785         25,523
                                                  2,146,474

UNITED STATES -- 1.4%

Global TeleSystems Group, Inc.         4,989         98,377(a)
UnitedGlobalCom Inc.                     506         36,242(a)
Viatel Inc.                              412         12,180(a)
                                                    146,799

TOTAL COMMON STOCK
   (COST $10,564,405)                            10,520,946





                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.2%
--------------------------------------------------------------------------------
ProSieben Media AG
   (COST $21,524)                        471      $  20,297

TOTAL INVESTMENTS IN SECURITIES
   (COST $10,585,929)                            10,541,243

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.5%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $159,451)                   159,451        159,451

OTHER ASSETS AND LIABILITIES,
   NET 2.1%                                         233,357
                                                ------------

NET ASSETS-- 100%                               $10,934,051
                                                ============


--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The GE Europe Equity Fund invested in the following sectors at September 30,
1999:

                                              PERCENTAGE (BASED
SECTOR                                      ON TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Services                                              33.89%
Capital Equipment                                     17.53%
Finance                                               16.91%
Consumer Goods                                        13.48%
Energy                                                 6.75%
Multi Industry                                         5.30%
Materials                                              2.55%
Cash and Other                                         3.59%
                                                     -------
                                                     100.00%
                                                     =======

[ICON OMITTED] ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE
               GE EUROPE EQUITY FUND AT SEPTEMBER 30, 1999.

---------------
See Notes to Schedules of Investments and Financial Statements.

                                                        GE EMERGING MARKETS FUND
Q&A


RALPH LAYMAN LEADS A TEAM OF PORTFOLIO MANAGERS FOR THE GE EMERGING MARKETS FUND (PLEASE REFER TO PAGE 27 FOR RALPH'S BIOGRAPHICAL DETAILS).

Q. HOW DID THE GE EMERGING MARKETS FUND'S BENCHMARK PERFORM FOR THE PERIOD FROM THE FUND'S INCEPTION (JANUARY 29,1999) THROUGH SEPTEMBER 30, 1999?
A. The MSCI Emerging Markets Free Index posted a return of 34.83% for the period since the inception of the fund (January 29, 1999) through September 30, 1999. To see how your class of shares of the GE Emerging Markets Fund performed compared to its benchmark, please refer to page 42.

Q.  WHAT DROVE THE FUND'S PERFORMANCE?
A. Stock selection in Asia and Emerging Europe were the primary drivers of our performance this year. Our holdings in India have strongly outperformed the Asian index, especially our media and information technology ("IT") services stocks. In Emerging Europe, our Greek names have posted large returns, especially Petzetakis, a pipe manufacturer (+466% since the fund's inception), and Delta Informatics, an IT services firm (+255% since the fund's inception). Our regional asset allocation has been hurt by our underweight in Asia, especially in the strong Korean market.

Q.   WHAT CHANGES HAVE YOU MADE RECENTLY IN THE FUND BASED ON CURRENT MARKET
     EVENTS?
A. In Emerging Asia, we reduced our exposure to Korea in the last quarter, and increased the weights of our Taiwan holdings. Despite continuing financial and corporate restructuring, and the strong commitment of the government to reform, we felt that the Korean market was being driven by excess domestic liquidity and that prices had moved ahead of the fundamentals. In Emerging Europe/Africa, recent trading has been largely limited to the existing names in the portfolio. We consistently trimmed positions in Greece, taking advantage of the market's strength, and in some cases, the increased liquidity. The proceeds were partly used to increase our exposure to the technology holdings in Israel. Other new positions initiated include Johnnies Industries in South Africa as an alternative route to investing in the cellular provider M-Cell, and Netia Holdings, which provides telecom services for businesses in Poland.

    In Latin America, we started a position in Alfa, a Mexican conglomerate that will benefit from rising petrochemical prices.

Q.   WHAT IS YOUR OUTLOOK FOR THE FUND?
A. Despite the reasonably positive backdrop, we have modest expectations for the emerging markets in the fourth quarter of 1999. Our concern is that global money managers will adopt a wait-and-see stance ahead of the Year 2000 computer issue, and the U.S. Federal Reserve's decision on future interest rate hikes. We expect to turn more positive on the asset class in 2000 when stronger economic growth worldwide should translate into another good year. We continue to emphasize stock picking in our fund. Emerging markets are increasingly populated with entrepreneurial firms in the telecommunications, media and technology sectors which tend to offer investors high growth with reasonable valuations. We are optimistic on the outlook for these companies and would highlight the following-- first these newer firms offer higher value-added services than the traditional emerging market enterprises. Secondly, the large percentage of overseas revenues for these firms should shield them from local economic troubles. Finally, these firms appear to be attractively valued relative to their peers in the developed world.



[PHOTO OF D. MOTOYOSHI, P. NESTRO, P. GILLESPIE, M. SUMINO, P. ZHOU OMITTED]

(PICTURED LEFT TO RIGHT: D. MOTOYOSHI, P. NESTRO, P. GILLESPIE, M. SUMINO,
P. ZHOU)

                                                        GE EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
  Taiwan Semiconductor
  Manufacturing Co.                2.92%
--------------------------------------------------------------------------------
  NIIT Ltd.                        2.64%
--------------------------------------------------------------------------------
  Satyam Computer Services Ltd.    2.20%
--------------------------------------------------------------------------------
  Datacraft Asia Ltd.              2.07%
--------------------------------------------------------------------------------
  Telecomunicacoes Brasileiras S.A.2.01%
--------------------------------------------------------------------------------
  A.G. Petzetakis S.A.             1.92%
--------------------------------------------------------------------------------
  Grupo Televisa S.A.              1.90%
--------------------------------------------------------------------------------
  Mastek Ltd.                      1.86%
--------------------------------------------------------------------------------
  Compal Electronics Inc.          1.84%
--------------------------------------------------------------------------------
  Delta Informatics S.A.           1.71%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
                           A mutual fund designed for
                          investors who seek long-term
                         growth of capital by investing
                        primarily in equity securities of
                           issuers that are located in
                           emerging market countries.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES+
                               [LINE GRAPH OMITTED]
       GE EMERGING MARKETS    GE EMERGING MARKETS W/LOAD     MSCI EMF
1/29/99    $10,000.00             $10,000.00                  $10,000.00
   2/99      9,840.00               9,274.20                   10,097.30
   3/99     11,180.00              10,537.15                   11,428.02
   4/99     11,980.00              11,291.15                   12,841.90
   5/99     12,080.00              11,385.40                   12,767.16
   6/99     13,170.00              12,412.72                   14,216.10
   7/99     12,980.00              12,233.65                   13,829.85
   8/99     13,120.00              12,365.60                   13,955.70
   9/99     13,470.00              12,695.57                   13,483.44

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                       SINCE
                     INCEPTION
GE Emerging Markets   34.70%
GE Emerging Markets
  w/load              26.96%
(maximum load-5.75%)
MSCI EMF              34.83%
                                 CLASS B SHARES
                               [LINE GRAPH OMITTED]
          GE EMERGING MARKETS   GE EMERGING MARKETS W/LOAD     MSCI EMF
1/29/99          $10,000.00           $10,000.00              $10,000.00
   2/99            9,840.00             9,840.00               10,097.30
   3/99           11,160.00            11,160.00               11,428.02
   4/99           11,960.00            11,960.00               12,841.90
   5/99           12,050.00            12,050.00               12,767.16
   6/99           13,140.00            13,140.00               14,216.10
   7/99           12,930.00            12,930.00               13,829.85
   8/99           13,060.00            13,060.00               13,955.70
   9/99           13,400.00            13,000.00               13,483.44

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                       SINCE
                     INCEPTION
GE Emerging Markets      34.00%
GE Emerging Markets
  w/load                 30.00%
maximum load              4.00%
MSCI EMF                 34.83%

                                 CLASS Y SHARES
                               [LINE GRAPH OMITTED]
           GE EMERGING MARKETS        MSCI EMF
 1/29/99         $10,000.00             $10,000.00
    2/99           9,850.00              10,097.30
    3/99          11,180.00              11,428.02
    4/99          11,990.00              12,841.90
    5/99          12,090.00              12,767.16
    6/99          13,190.00              14,216.10
    7/99          12,990.00              13,829.85
    8/99          13,140.00              13,955.70
    9/99          13,490.00              13,463.44

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                       SINCE
                     INCEPTION
GE Emerging Markets      34.90%
MSCI EMF                 34.83%

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999

                            GE EMERGING MARKETS FUND
                               [PIE CHART OMITTED]
                                  EUROPE 19.7%
                                CASH & OTHER 3.7%
                                PACIFIC RIM 38.3%
                               OTHER REGIONS 38.3%



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 91.1%
--------------------------------------------------------------------------------
ARGENTINA -- 1.0%

Banco De Galicia y Buenos Aires
   S.R. ADR (Class B)                  1,736  $      36,130
CEI Citicorp Holdings S.A.
   (Class B)                          16,092         48,767(a)
Telecom Argentina S.A. ADR             1,631         43,527
Telefonica de Argentina S.A.
   ADR (Class B)                         541         14,269
                                                    142,693

BRAZIL -- 3.2%

Companhia Cervejaria
   Brahma ADR                          1,625         19,500
Companhia de Eletricidade do
   Estado do Rio de Janeiro       61,100,000         11,775(a)
Companhia de Saneamento
   Basicode Estado de Sao Paulo      478,390         30,896
Companhia Siderurgica
   National ADR                          200          5,150
Petroleo Brasileiro S.A.                 585          9,171
Telecomunicacoes Brasileiras
   S.A. ADR                            2,681             84(a)
Telecomunicacoes Brasileiras
   S.A. ADR                            3,990        299,001
Uniao de Bancos Brasilieros
   S.A. GDR                            5,746        101,632
                                                    477,209

CHILE -- 0.7%

Companhia de Telecomunicaciones
   de Chile S.A. ADR                   1,329         24,005
Enersis S.A. ADR                       1,260         26,303
Vina Concha Y Toro                     1,580         59,645
                                                    109,953

CHINA -- 0.3%

Brilliance China Automotive
   Holdings Ltd.                         274          7,209




                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Guangdong Kelon Electrical
   Holdings Co. Ltd.                  15,000   $     15,062
Jiangsu Expressway Co. Ltd.           30,000          4,866
Shenzhen Expressway Co. Ltd.          90,000         14,483
                                                     41,620

CROATIA -- 0.8%

Pliva D D GDR (Regd.)                  6,092         60,311
Zagrebacka Banka GDR                   7,129         54,893(b)
                                                    115,204

CZECH REPUBLIC -- 0.5%

Ceske Radiokomunikace GDR              2,054         73,430(a,b)

DOMINICAN REPUBLIC -- 0.4%

TRICOM S.A. ADR                        8,124         64,992(a)

EGYPT -- 2.4%

Al-Ahram Beverages Co.
   S.A.E. GDR                          2,551         74,489(a)
EFG-Hermes Holding
   S.A.E. GDR                          2,124         24,426(b)
Egyptian Company for
   Mobile Services                     8,986        210,522(a)
Olympic Group Financial
   Investment Co.                     16,611         53,266
                                                    362,703

ESTONIA -- 0.8%

AS Eesti Telecom GDR                   6,923        114,229

GHANA -- 0.1%

Home Finance Co.                      30,523          8,479(a)

[ICON OMITTED] GREECE -- 10.4%

A.G. Petzetakis S.A.                   8,615        284,526(a)
Agricultural Bank of Greece            8,015        180,626
Alfa Beta Vassilopoulos
   S.A. (Regd.)                        5,920        224,751
Alpha Credit Bank (Regd.)              1,552        124,375
Attica Enterprises S.A.                4,920        120,435
Delta Informatics S.A. (Regd.)         2,780        254,605
Intrasoft S.A.                         2,810        145,304
Panafon Hellenic Telecom S.A.          1,960         53,309
STET Hellas Telecommunications
   S.A. ADR                            8,632        162,929(a)
                                                  1,550,860

HUNGARY -- 1.4%

BorsodChem RT                          1,303         36,716
Magyar Tavkozlesi RT ADR               2,546         69,379
OTP Bank RT                            1,121         49,790
Synergon Information
   Systems GDR                         4,355         50,736(a,b)
                                                    206,621

------------
See Notes to Schedules of Investments and Financial Statements.

                                                        GE EMERGING MARKETS FUND


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
[ICON OMITTED] INDIA -- 12.8%

Aptech Ltd.                            7,820  $     152,317
Bharat Heavy Electricals Ltd.          1,300          8,145(a)
BSES Ltd. GDR                            343          4,116
Cipla Ltd.                             1,000         90,625
Dr. Reddy's Laboratories Ltd.          2,000         67,608
HDFC Bank Ltd.                         2,000         12,197
Leading Edge Systems Ltd.                600          7,120(a)
Mastek Ltd.                            3,900        276,714
NIIT Ltd.                              6,040        391,647(o)
Pentafour Software & Exports
   Ltd. GDR                           15,386        215,404
Satyam Computer Services Ltd.         12,670        325,946(a)
Sun Pharmaceutical Industries Ltd.     3,200         85,774(o)
Wipro Ltd.                             3,750        116,179
Zee Telefilms Ltd.                     1,500        153,907
                                                  1,907,699

INDONESIA -- 0.6%

PT Astra International Inc.           49,500         14,716(a)
PT Gudang Garam                        9,000         18,216
PT Hanjaya Mandala Sampoerna          20,000         35,495(a)
PT International Nickel               21,500         16,787(a)
PT Mulia Industrindo                  90,000          4,595
                                                     89,809
[ICON OMITTED] ISRAEL -- 8.4%

AudioCodes Ltd.                        3,117        117,277(a)
Comverse Technology Inc.               2,389        225,313(a)
ECI Telecommunications Ltd.            5,158        127,338
Elbit Ltd.                             6,700         86,263(a)
Fundtech Ltd.                          7,120        158,865(a)
Geo Interactive Media Group PLC       31,879         91,319(a)
Orbotech Ltd.                          2,649        163,907(a)
Sapiens International Corp. N.V.      14,658        163,070(a)
Teva Pharmaceutical Industries
   Ltd. ADR                            2,423        121,907
                                                  1,255,259

KAZAKHSTAN -- 0.7%

Efes Sinai Yatirim Holding A.S.    5,850,711         55,795(a)
Kazkommertsbank GDR                    5,411         41,935(a)
                                                     97,730
[ICON OMITTED] MEXICO -- 12.6%

Alfa S.A. (Series A)                   9,194         38,890
Cemex S.A. de C.V. ADR                 2,289         55,222(a)
Cifra S.A. de C.V.                    55,851         87,928(a)
Coca-Cola Femsa S.A. de C.V. ADR       5,997         82,834
Controladora Comercial
   Mexicana S.A. de C.V.              72,642         63,086
Desc S.A. de C.V. (Series B)          64,248         54,972
Empresas ICA Sociedad
   Controladora S.A. de C.V. ADR       3,126          9,183
Fomento Economico Mexicano
   S.A. de C.V. ADR                    1,921         60,151
Geo S.A. de C.V.                      64,173        162,320(a)
Grupo Carso S.A. de C.V. ADR           5,401         44,221
Grupo Continental S.A.                76,544         92,508




                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Grupo Elektra S.A. de C.V. GDR         6,287   $     30,256
Grupo Financiero Banamex
   Accival S.A. de C.V. (Class B)     54,333         97,741(a)
Grupo Financiero Bancomer
   S.A. ADR (Series C)                22,577         98,774(b)
Grupo Financiero Banorte
   S.A. de C.V.                      161,251        167,287(a)
Grupo Industrial Bimbo
   S.A. de C.V.                       38,697         81,119
Grupo Iusacell S.A. ADR                6,118         58,121(a)
Grupo Televisa S.A. GDR                7,071        282,398(a)
Pepsi-Gemex S.A. GDR                   2,337         13,292(a)
Telefonos de Mexico
   S.A. ADR                            3,057        217,811
Tubos de Acero de Mexico
   S.A. ADR                            3,157         38,673
TV Azteca S.A de C.V. ADR              7,220         36,100
                                                  1,872,887

NETHERLANDS -- 0.3%

Indigo N.V.                           15,261         46,260(a)

PANAMA -- 0.2%

Banco Latinoamericano de
   Exportaciones, S.A. (Class E)       1,162         26,581

PHILIPPINES -- 1.6%

Benpres Holdings Corp.               291,200         50,551(a)
Equitable Bancorp.                    19,680         40,900(a)
Metropolitan Bank & Trust Co.         11,200         82,152
San Miguel Corp. S.A.                 26,400         40,019
Solid Group Inc.                     314,700          9,079(a)
SPI Technologies Inc.                 42,300         11,118
                                                    233,819

POLAND -- 2.4%

Bank Slaski S.A.                         481         24,049
BRE Bank S.A.                            760         19,741
Elektrim Spolka Akeyjna S.A.           7,299         67,646
Netia Holdings S.A. ADR                2,299         40,232(a)
Powszechny Bank Kredytowy S.A.         1,602         26,959
Prokom Software S.A. GDR               6,590         61,946(b)
Telekomunikacja Polska
   S.A. GDR (Series A)                23,235        111,528(b)
                                                    352,101

RUSSIA -- 0.9%

LUKoil Holding ADR                     1,437         38,799
PLD Telekom Inc.                      19,643         49,107(a)
Sun Interbrew Ltd. GDR (Class B)       6,547         23,373(a)
Sun Interbrew Ltd. GDR (Class A)       6,547         23,373(a)
                                                    134,652

SINGAPORE -- 2.1%

Datacraft Asia Ltd.                   69,769        306,984

SOUTH AFRICA -- 4.1%

Dimension Data Holdings Ltd.          33,572        133,393(a)
Johnnies Industrial Corp. Ltd.        16,829        110,745


-------
See Notes to Schedules of Investments and Financial Statements.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
M-Cell Ltd.                           27,266   $     44,970
Nedcor Investment Bank Holdings        4,385          2,630(a)
Nedcor Ltd.                            7,724        151,327
Network Healthcare Holdings Ltd.     390,224         39,006
Softline Ltd.                         89,533         93,971(a)
The Education Investment
   Corp. Ltd.                         49,709         29,233
                                                    605,275

SOUTH KOREA -- 7.1%

Dae Duck Electronics Co.              18,450        204,747
Hanvit Bank GDR                        2,300         16,100(a,b)
Kookmin Bank                           5,610         70,327(a)
Korea Telecom Corp. ADR                  645         23,865(a)
Korea Telecom Corp.                    1,903        117,481
Medison Co. Ltd.                      14,140        151,106
Pohang Iron & Steel Co. Ltd.           1,820        204,217
S1 Corp.                                 399         67,074
Samsung Electronics                      961        155,624
Sindo Ricoh Co.                          461         17,015
Youngone Corp                         18,400         34,486
                                                  1,062,042
[ICON OMITTED] TAIWAN -- 12.5%

Asustek Computer Inc.                 16,810        167,306
Chroma Ate Inc.                       24,000         63,496(a)
Compal Electronics Inc.               86,500        273,803
Compeq Manufacturing Co. Ltd.         21,500        101,575(a)
D-Link Corp.                          35,200         63,194
Far Eastern Textile Ltd.             154,790        219,875
Hitron Technology Inc.                30,000        128,976(a)
Hon Hai Precision Industry            19,400        127,093(a)
Ritek Inc.                            18,013        120,843(a)
Synnex Technology
   International Corp.                 2,085         38,312(a,b)
Taiwan Semiconductor
   Manufacturing Co.                 103,100        433,507(a)
Yageo Corp.                           89,060        112,762
                                                  1,850,742

THAILAND -- 0.6%

Banpu Public Co. Ltd. (foreign)        7,100         11,615
Hana Microelectronics
   Public Co. Ltd. (foreign)          12,500         41,204(a)
Siam Cement Public Co. Ltd.
   (foreign)                           1,600         33,285(a)
                                                     86,104

TURKEY -- 2.2%

Aksigorta A.S.                     1,296,880         36,541
Dogan Yayin Holding               10,742,403         43,073(a)
Enka Holding Yatirim A.S.            112,590         21,474
Migros Turk T.A.S.                   173,144         75,053
Tansas A.S.                        1,184,336        112,943
Yapi ve Kredi Bankasi A.S.         3,054,439         41,707
                                                    330,791

TOTAL COMMON STOCK
   (COST $10,958,973)                            13,526,728







                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PREFERRED STOCK -- 5.2%
--------------------------------------------------------------------------------
Bancodo Estado de Sao Paulo S.A.     967,750   $     22,934
Celular CRT Participaceos S.A.        24,252          2,653(a)
Companhia Brasileira de
   Distribuicao Grupo Pao de
   Acucar GDR                      1,307,141         26,347
Companhia Energetica de
   Minas Gerais                    1,552,708         23,452
Companhia Paranaense de
   Energia-Copel                  14,165,186         95,172
Companhia Riograndense
   de Telecomunicacoes                24,252          5,432
Companhia Siderurgica
   de Tubarao                      2,300,000         19,286(a)
Companhia Vale do Rio Doce             2,940         62,628(a)
Eletropaulo Metropolitana            700,000         33,177
Embratel Participacoes S.A. ADR        3,222         36,852
Petroleo Brasileiro S.A.             860,000        128,552
Tele Centro Sul Participacoes
   S.A. ADR                            1,330         73,815
Tele Norte Leste Participacoes
   S.A. ADR                            5,217         80,863
Tele Sudeste Celular
   Participacoes S.A. ADR              2,418         51,987
Telecomunicacoes de Sao
   Paulo S.A.-Telesp                 571,010         50,603
Telesp Celular Participacoes
   S.A. ADR                              477         12,462
Telesp Celular S.A.                1,002,391         52,208

TOTAL PREFERRED STOCK
   (COST $730,851)                                  778,423
TOTAL INVESTMENTS IN SECURITIES
   (COST $11,689,824)                            14,305,151

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.9%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $276,969)                   276,969        276,969

OTHER ASSETS AND LIABILITIES,
   NET 1.8%                                         263,685
                                               ------------

NET ASSETS-- 100%                               $14,845,805
                                               =============

--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The GE Emerging Markets Fund invested in the following sectors at September 30, 1999:

                                              PERCENTAGE (BASED
SECTOR                                      ON TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Services                                              39.15%
Capital Equipment                                     23.15%
Consumer Goods                                        13.02%
Finance                                                9.65%
Materials                                              5.13%
Multi Industry                                         3.71%
Energy                                                 2.55%
Cash and Other                                         3.64%
                                                     -------
                                                     100.00%
                                                     =======

[ICON OMITTED] ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE
               GE EMERGING MARKETS FUND AT SEPTEMBER 30, 1999.

---------------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND
Q&A

THE GE STRATEGIC INVESTMENT FUND IS MANAGED JOINTLY BY DAVID CARLSON, RALPH LAYMAN AND BOB MACDOUGALL. THE FUND FOLLOWS AN ASSET ALLOCATION STRATEGY AND EACH PORTFOLIO MANAGER IS RESPONSIBLE FOR INVESTMENTS WITHIN HIS AREA OF
EXPERTISE: DAVE MANAGES THE DOMESTIC EQUITY INVESTMENTS IN THE PORTFOLIO (PLEASE REFER TO PAGE 8 FOR DAVE'S BIOGRAPHICAL DETAILS), RALPH MANAGES THE INTERNATIONAL EQUITY HOLDINGS WITHIN THE PORTFOLIO (PLEASE REFER TO PAGE 27 FOR RALPH'S BIOGRAPHICAL DETAILS) AND BOB MANAGES THE FIXED INCOME RELATED INVESTMENTS IN THE PORTFOLIO (PLEASE REFER TO PAGE 56 FOR BOB'S BIOGRAPHICAL DETAILS).


Q. HOW DID THE GE STRATEGIC INVESTMENT FUND'S BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1999?
A. The 428 Balanced funds in the Lipper peer group returned an average of 12.50% between September 30, 1998 and 1999. The benchmarks for the fund's various asset classes had the following returns: The S&P 500 Index gained 27.81%; the MSCI EAFE Index returned 30.95%; and the Lehman Brothers Aggregate Bond Index dropped 0.37%. To compare your class of shares in the GE Strategic Investment Fund with the benchmark, see the following page.


Q.  PLEASE COMMENT ON THE FUND'S PERFORMANCE.
A. All classes of the fund outperformed their peer averages for the one-year period ended September 30, 1999. The fund allocates investments among several asset classes: currently, 43% to U.S. equities; 17% to international equities; 36% to fixed income securities and the balance to cash. Returns for each asset class within the fund were in line with their benchmarks.


Q.  WHAT FACTORS AFFECTED FUND PERFORMANCE?
A. Equities, which represent a majority of the portfolio, had strong gains during the twelve month period. Returns from the bond portion of the fund were essentially flat. At the start of the reporting period, the U.S. stock market was still rocked by the collapse of currencies in Russia and other emerging markets and the near collapse of U.S. hedge fund Long Term Capital Management. The U.S. market rallied in the first and second quarters of 1999 then consolidated its gains in the third quarter. U.S. equities continued to trade in a narrow range, with large-cap issues returning 28% and technology stocks returning 80% over the twelve-month period.

    For global markets, September 1998 was a low point. Since then, established and emerging markets have shown significant signs of recovery. The MSCI EAFE Index of international stocks gained 31%; Pacific markets were up 71%; Japan earned 77%; and Europe returned 17%. Japan and Asia are beginning to regain economic health. In Europe, economic growth expectations slowed after the Euro's January launch into a strong dollar market. In all global markets, corporate restructuring and mergers and acquisitions have been a major theme in 1999.

    The bond market, which rallied as stocks fell a year ago, has retraced its steps over the last twelve months. The yield on the bellwether 30-year U.S. Treasury Bond fell from 6.04% to 4.97% between September 1997 and September 1998. On September 30, 1999 it was back at 6.05%. In the wake of 1998's global currency crisis, the U.S. Federal Reserve Board eased monetary policy three times. As the crisis ebbed in 1999, investors turned their attention to the domestic economy. Strong growth and the low unemployment rate raised the specter of inflation, which pushed bond yields higher. The Federal Reserve Board raised the targeted rate for Federal Funds by 50 basis points (0.50%) in two steps.


Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. The fund's weighting in U.S. equities remains at the low end of the normal range because of ongoing concerns about the volatility of the U.S. stock market and the high valuation levels of U.S. equities. In all equity asset classes, stock selection remains the key to performance. Good stock picking is especially critical in international markets where share prices dip sharply on disappointing earnings announcements and rise when companies do better than expectations. As the U.S. enters its ninth year of economic expansion, the Federal Reserve Board's tightening of monetary policy should control inflation, adding more volatility in both equity and bond markets for the near term but suggesting lower rates in the future.

                                                     GESTRATEGIC INVESTMENT FUND

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp. 2.28%
--------------------------------------------------------------------------------
  U.S. Treasury Bonds              2.16%
--------------------------------------------------------------------------------
  Citigroup Inc.                   2.16%
--------------------------------------------------------------------------------
  NTL Inc.                         1.79%
--------------------------------------------------------------------------------
  First Data Corp.                 1.65%
--------------------------------------------------------------------------------
  AT&T Corp. - Liberty Media Group 1.45%
--------------------------------------------------------------------------------
  Dover Corp.                      1.39%
--------------------------------------------------------------------------------
  SPDR Trust                       1.38%
--------------------------------------------------------------------------------
  U.S. Treasury Notes              1.31%
--------------------------------------------------------------------------------
  Cardinal Health Inc.             1.28%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
     A mutual fund designed for investors who seek to maximize total return through asset allocation designed to achieve capital appreciation primarily from common stocks and other equity securities and current income from bonds and other fixed income
                                   securities.

                         * LIPPER PERFORMANCE COMPARISON
                               BALANCED PEER GROUP
                  BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE
                              PERIODS ENDED 9/30/99

                    One Year  Five Year
                    --------   --------
   Number of
   Funds in
   peer group:         428        203

   Peer group
   average annual
   total return:     12.50%     14.33%

   Lipper categories in peer group:
      BALANCED

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES

                          SEE NOTES TO PERFORMANCE.
                        PAST PERFORMANCE IS NO GUARANTEE
                               OF FUTURE RESULTS.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES+
                              [LINE GRAPH OMITTED]
           GE     GE STRATEGIC
       STRATEGIC   INVESTMENT     S&P           LB      COMPOSITE
      INVESTMENT     W/LOAD       500       AGGREGATE     INDEX**
2/22/93 $10,000.00  $10,000.00 $10,000.00  $10,000.00   $10,000.00
         10,309.14    9,715.01  10,216.10   10,042.00    10,146.46
 9/93    10,806.46   10,183.66  10,530.86   10,577.38    10,552.96
         10,482.79    9,878.65  10,364.46   10,279.04    10,335.11
 9/94    10,777.59   10,156.46  10,919.15   10,235.55    10,649.25
         11,488.09   10,826.02  11,978.67   10,792.48    11,502.50
 9/95    12,970.65   12,223.14  14,165.55   11,675.28    13,130.78
         14,023.21   13,215.03  15,824.63   11,955.39    14,171.53
 9/96    14,731.61   13,882.59  17,045.81   12,245.04    14,970.36
         15,562.97   14,666.04  18,959.35   12,542.46    16,125.68
 9/97    18,039.57   16,999.92  23,947.44   13,438.06    19,097.15
         19,811.42   18,669.65  28,068.12   14,047.41    21,410.17
 9/98    19,100.00   17,998.89  26,130.73   14,983.36    21,130.84
         22,062.24   20,790.76  33,268.15   14,957.20    24,453.10
 9/99    22,018.27   20,749.32  33,395.81   14,926.95    24,509.70

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                         ONE     FIVE     SINCE
                         YEAR    YEAR   INCEPTION
GE Strategic Investment  15.28%  15.36%  12.69%
GE Strategic Investment
  w/load                  8.67%  14.00%  11.68%
(maximum load-5.75%)
S&P 500                  27.81%  25.05%  20.08%
LB Aggregate             (0.37)%  7.84%   6.27%
Composite Index**        15.99%  18.14%  14.57%

                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]
               GE        GE STRATEGIC
           STRATEGIC      INVESTMENT     S&P        LB         COMPOSITE
          INVESTMENT        W/LOAD       500     AGGREGATE       INDEX**
12/22/1993 $10,000.00   $10,000.00   $10,000.00  $10,000.00   $10,000.00
             9,640.98     9,640.98     9,618.15    9,712.67     9,656.85
     9/94    9,874.90     9,874.90    10,132.90    9,671.58     9,950.37
            10,491.68    10,491.68    11,116.13   10,197.82    10,747.63
   9/95     11,803.95    11,803.95    13,145.54   11,031.99    12,269.05
            12,715.28    12,715.28    14,685.15   11,296.66    13,241.49
   9/96     13,306.23    13,306.23    15,818.40   11,570.35    13,987.90
            14,012.40    14,012.40    17,594.16   11,851.39    15,067.40
   9/97     16,176.03    16,176.03    22,223.07   12,697.63    17,843.86
            17,672.96    17,672.96    26,047.04   13,273.41    20,005.09
   9/98     16,970.00    16,970.00    24,249.15   14,157.79    19,744.09
            19,531.49    19,531.49    30,872.63   14,132.94    22,848.32
   9/99     19,420.29    19,420.29    30,991.10   14,104.35    22,901.20

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                        ONE    FIVE      SINCE
                        YEAR   YEAR    INCEPTION
GE Strategic Investment 14.44%  14.48%   12.18%
GE Strategic Investment
  w/load                10.44%  14.48%   12.18%
maximum load              4.0%    0.0%     0.0%
S&P 500                 27.81%  25.05%   21.74%
LB Aggregate            (0.37)%  7.84%    6.16%
Composite Index**       15.99%  18.14%   15.50%

                                 CLASS Y SHARES
                               [LINE GRAPH OMITTED]
             GE
          STRATEGIC    S&P          LB         COMPOSITE
         INVESTMENT    500       AGGREGATE      INDEX**
11/29/93 $10,000.00  $10,000.00  $10,000.00   $10,000.00
           9,745.04    9,736.84    9,765.12     9,749.21
  9/94    10,025.30   10,257.94    9,723.81    10,045.54
          10,700.41   11,253.31   10,252.89    10,850.42
  9/95    12,100.96   13,307.76   11,091.56    12,386.39
          13,101.36   14,866.37   11,357.66    13,368.13
  9/96    13,789.47   16,013.60   11,632.83    14,121.68
          14,588.35   17,811.27   11,915.38    15,211.51
  9/97    16,928.65   22,497.30   12,766.20    18,014.52
          18,607.41   26,368.46   13,345.09    20,196.42
  9/98    17,962.00   24,548.38   14,234.25    19,932.92
          20,773.06   31,256.00   14,132.94    23,066.84
  9/99    20,756.52   31,373.53   14,104.35    23,120.23

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          ONE    FIVE     SINCE
                          YEAR   YEAR   INCEPTION
GE Strategic Investment  15.56%  15.67%   13.32%
S&P 500                  27.81%  25.05%   21.64%
LB Aggregate             (0.37)%  7.84%    6.17%
Composite Index**        15.99%  18.14%   15.44%

**THE COMPOSITE INDEX RETURN IS A BLENDED RETURN COMPOSED OF 60% S&P
  500 INDEX AND 40% LB AGGREGATE BOND INDEX.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999

                          GE STRATEGIC INVESTMENT FUND
                               [PIE CHART OMITTED]
                              DOMESTIC EQUITY 43.3%
                              BONDS AND NOTES 35.5%
                              FOREIGN EQUITY 16.6%
                                CASH & OTHER 4.6%




                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
DOMESTIC EQUITY -- 43.3%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 0.1%

Airgas Inc.                           15,412   $    179,165(a)
Great Lakes Chemical Corp.             2,242         85,336
                                                    264,501
[ICON OMITTED] CAPITAL GOODS -- 4.9%

Alleghany Corp.                        1,060        187,620
AlliedSignal Inc.                     39,348      2,358,421
Dover Corp.                           63,127      2,580,316
Emerson Electric Co.                   4,144        261,849
Hubbell Inc. (Class B)                21,297        678,842
Molex Inc. (Class A)                  47,637      1,542,248
Textron Inc.                           3,465        268,104
United Technologies Corp.              4,215        250,002
Waste Management Inc.                 56,044      1,078,847
                                                  9,206,249
[ICON OMITTED] CONSUMER - CYCLICAL -- 7.5%

AT&T Corp. - Liberty Media
   Group (Class A)                    72,857      2,704,816(a)
Carnival Corp. (Class A)              19,615        853,252
Catalina Marketing Corp.              18,214      1,544,775(a)
Comcast Corp. (Class A)               51,000      2,033,625
Gannett Inc.                          10,032        694,089
Harman International
   Industries Inc.                     5,044        212,163
Interpublic Group Cos. Inc.           27,910      1,147,799
NTL Inc.                              34,747      3,338,969(a)
Stanley Works                          4,484        112,941
Time Warner Inc.                      10,536        640,062
Walt Disney Co.                       27,051        699,945
                                                 13,982,436

CONSUMER - STABLE -- 1.6%

Anheuser Busch Cos. Inc.               6,389        447,629
Avon Products Inc.                    18,326        454,714
Colgate-Palmolive Co.                  7,174        328,210
Gillette Co.                           8,407        285,313
Pepsico Inc.                          24,715        747,629
Philip Morris Cos. Inc.               22,530        770,244
                                                  3,033,739



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
ENERGY -- 3.2%

Anadarko Petroleum Corp.              14,179  $     433,346
Baker Hughes Inc.                     28,582        828,878
Burlington Resources Inc.              7,005        257,434(h)
Exxon Corp.                            9,359        710,699
Nabors Industries Inc.                13,058        326,450(a)
Royal Dutch Petroleum Co. ADR         22,866      1,350,523
Schlumberger Ltd.                     26,565      1,655,331
Unocal Corp.                           9,808        363,509
                                                  5,926,170
[ICON OMITTED] FINANCIAL -- 5.0%

American Express Co.                   6,725        905,353
Citigroup Inc.                        91,251      4,015,044
Countrywide Credit Industries Inc.                    9,247298,216
Federal National Mortgage Assoc.      35,013      2,194,877
State Street Corp.                    15,535      1,003,949(e)
Wells Fargo & Co.                     21,857        866,084
                                                  9,283,523
[ICON OMITTED] HEALTHCARE -- 8.1%

Abbott Laboratories                   44,275      1,627,106
American Home Products Corp.          18,551        769,866
Bristol-Myers Squibb Co.              25,220      1,702,350
Cardinal Health Inc.                  43,714      2,382,413
Dentsply International Inc.           15,692        356,993
Henry Schein Inc.                     28,863        411,298(a)
Johnson & Johnson                     23,034      2,116,249
Lincare Holdings Inc.                 26,341        702,152(a)
Merck & Co. Inc.                      29,983      1,943,273
Omnicare Inc.                         11,769        113,277
Pfizer Inc.                           32,954      1,184,284
Pharmacia & Upjohn Inc.                2,684        133,194
Sybron International Corp.            37,830      1,016,681(a)
Watson Pharmaceuticals Inc.           17,934        548,108(a)
                                                 15,007,244

INSURANCE -- 2.1%

American International
   Group Inc.                         15,588      1,355,182
Berkshire Hathaway Inc. (Class B)        441        818,496(a)
Chicago Title Corp.                    4,268        170,453
Loews Corp.                            8,687        609,719
Marsh & McLennan Cos. Inc.            15,020      1,028,870
                                                  3,982,720

MISCELLANEOUS -- 1.4%

SPDR Trust                            19,900      2,562,125

RETAIL TRADE -- 0.9%

CVS Corp.                              6,165        251,609
Home Depot Inc.                       19,615      1,346,080
                                                  1,597,689

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 2.4%

Applied Materials Inc.                 9,527        740,129(a)
Cisco Systems Inc.                    20,176      1,383,317(a)
Intel Corp.                           26,621      1,978,273
Pitney Bowes Inc.                      5,311        323,639
                                                  4,425,358

------------
See Notes to Schedules of Investments and Financial Statements.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
[ICON OMITTED] TECHNOLOGY - SOFTWARE & SERVICES -- 5.1%

Acxiom Corp.                           5,324  $     104,650(a)
Automatic Data Processing Inc.        38,782      1,730,647(h)
EMC Corp.                             11,769        840,748(a)
Equifax Inc.                          70,055      1,970,297
First Data Corp.                      70,055      3,073,663
Microsoft Corp.                       14,852      1,345,034(a)
Reuters Group PLC ADR                  7,019        483,434
                                                  9,548,473

UTILITIES -- 1.0%

MCI WorldCom Inc.                     16,813      1,208,434(a)
SBC Communications Inc.               12,105        618,112
                                                  1,826,546

TOTAL DOMESTIC EQUITY
   (COST $56,869,302)                            80,646,773


--------------------------------------------------------------------------------
FOREIGN EQUITY -- 16.6%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 0.6%

British Steel PLC                     70,856        179,641
Ispat International N.V. (Regd.)
   (Class A)                           5,955         62,155
Metallgesellschaft AG                 12,612        254,976
Montedison S.p.A.                     16,746         32,786
Pohang Iron & Steel Co. Ltd.           1,604        179,980
Pohang Iron & Steel Co. Ltd. ADR       1,537         48,128
Shin-Etsu Chemical Co.                 9,000        374,228
                                                  1,131,894
[ICON OMITTED] CAPITAL GOODS -- 2.5%

ABB AG                                   123        202,203
Aerospatiale Matra (Regd.)             7,587        160,974(a)
Alstom                                13,982        466,857
Asahi Chemical Industry Co. Ltd.      36,000        199,925
Celestica Inc.                         2,902        142,961(a)
CRH PLC                               11,743        223,413
Desc S.A. de C.V. (Series B)          30,542         26,132
Desc S.A. de C.V. ADR (Class C)        4,548         76,179
FKI PLC                               64,794        203,740
Grupo Carso S.A. de C.V.
   ADR (Class C)                      18,606        152,337
Invensys PLC                         103,079        500,612
Lyonnaise Des Eaux S.A.                1,552        251,014
Mannesmann AG                          5,715        912,156
Minebea Co. Ltd.                      30,000        380,689
Preussag AG                           11,955        601,690
VA Technologie AG                      1,308        104,996
                                                  4,605,878
[ICON OMITTED] CONSUMER - CYCLICAL-- 2.4%
Airtours PLC                          70,937        452,244
Autoliv Inc. SDR                      14,325        540,269
Canon Inc.                            13,000        377,412
CSM N.V.                                 364         17,487
DaimlerChrysler AG                     3,343        230,145




                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Granada Group PLC                     49,516  $     426,340
Grupo Televisa S.A. GDR                4,483        179,040(a)
Johnson Electric Holdings             55,600        268,412
Kinnevik AB (Series B)                 1,406         24,969
Mazda Motor Corp.                     56,000        280,052
Michelin CGDE (Regd.) (Class B)        8,701        410,328
NAMCO Ltd.                               900         35,400
Philips Electronics N.V.               4,639        466,464
Reed International PLC                22,296        133,977
Saatchi & Saatchi PLC                  9,979         34,401
SEMA Group PLC                         5,169         63,142
Sony Corp.                             3,000        446,994
Williams PLC                           9,009         48,054
                                                  4,435,130

CONSUMER - STABLE -- 0.0%

Panamerican Beverages
   Inc. (Class A)                        827         13,697
San Miguel Corp. S.A.                 35,101         53,209
                                                     66,906

DIVERSIFIED -- 0.2%

Lagardere S.C.A.                       9,548        396,120

ENERGY -- 1.0%

Coflexip S.A. ADR                      4,123        196,873
Elf Aquitaine S.A. ADR                   750        130,878
Repsol S.A.                            4,037         78,996
Saipem                                52,614        226,735
Total S.A. (Class B)                   5,369        674,120
Veba AG                                6,769        370,571
Vivendi                                1,604        112,559
                                                  1,790,732
[ICON OMITTED] FINANCIAL -- 1.9%

Alpha Credit Bank (Regd.)                393         31,495
Argentaria, Caja Postal y Banco
   Hipotecario de Espana, S.A.         7,641        167,974
Asahi Bank Ltd.                        9,000         64,478
Banca Intesa S.p.A.                   52,465        219,394
Banco Comercial Portugues
   (Regd.)                             4,680        125,988
Bank of Ireland                       30,136        245,306
Bayerische Vereinsbank AG              2,665        155,396
Clarica Life Insurance Co.             4,083         61,413(a)
Credit Suisse AG                       1,253        229,335
Deutsche Bank AG                       5,299        354,373(a)
Grupo Financiero Banamex
   Accival S.A. de C.V. (Class B)     80,635        145,057(a)
ING Groep N.V.                        12,606        684,084
Investor AB (Series B)                 3,356         39,733(a)
Invik & Co. AB                           723         46,329
Kookmin Bank                           6,490         81,358
Merita PLC (Series A)                 40,183        225,755
Promise Co. Ltd.                       1,400        112,362
Societe Generale                       1,327        273,221
The Fuji Bank Ltd.                     8,000         96,947
Uniao de Bancos Brasilieros
   S.A. GDR                            5,769        102,039
Zurich Allied AG (Regd.)                 212        118,099
                                                  3,580,136

----------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
[ICON OMITTED] HEALTHCARE -- 1.1%

Fresenius Medical Care AG              5,942  $     393,265
Novartis AG (Regd.)                      167        247,416
Novo-Nordisk AS (Series B)             2,942        349,591
Nycomed Amersham PLC                  33,841        210,036
Rhone-Poulenc S.A. (Class A)           7,956        410,580
Shire Pharmaceuticals
   Group PLC ADR                       7,286        209,928(a)
Teva Pharmaceutical
   Industries Ltd. ADR                 5,056        254,380
                                                  2,075,196

INSURANCE -- 1.0%

AXA-UAP                                5,694        719,773
Commercial Union PLC                   7,617        117,122
Muenchener Rueckverischerungs-
   Gesellschaft AG (Regd.)             1,574        317,712
Pohjola Group Insurance Corp.
   (Series B)                          1,627         77,039
Royal & Sun Alliance Insurance
   Group PLC                          37,789        300,484
Sampo Insurance Co. Ltd.
   (Series A)                          9,099        302,072
                                                  1,834,202

RETAIL TRADE -- 0.8%

Carrefour S.A.                         2,806        448,754
Giordano International Ltd.          128,000        101,340
Jeronimo Martins, SGPS, S.A.           2,213         62,636
Koninklijke Ahold N.V.                 9,997        328,692
Mitsukoshi Ltd.                       21,000        125,670(a)
Somerfield PLC                        74,162        159,942
Vendex KBB N.V.                        5,523        158,672
                                                  1,385,706

[ICON OMITTED] TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 2.9%

Brambles Industries Ltd.              16,498        477,824
Cable & Wireless
   Communication PLC                  32,074        327,909(a)
Cable & Wireless Optus Ltd.           65,430        140,941(a)
Comverse Technology Inc.               4,803        452,983(a)
ECI Telecommunications Ltd.           12,056        297,632
Ericsson LM Telephone (Series B)      11,285        349,858
Fujitsu Ltd.                          12,000        373,104
NetCom Systems AB (Series B)           3,043        112,910(a)
Nokia Oyj (Series A)                   3,352        299,959
Nortel Networks Corp.                  4,546        231,846
Schneider S.A.                         6,601        482,534
STMicroelectronics N.V.                3,201        249,321
Sumitomo Electric Industries          26,000        355,497
Synnex Technology International
   Corp. GDR                           3,458         63,541(a,b)
Taiwan Semiconductor
   Manufacturing Co.                 169,380        712,196
Toshiba Corp.                         57,000        423,310
                                                  5,351,365



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
TECHNOLOGY - SOFTWARE & SERVICES -- 0.3%

Cap Gemini S.A.                        3,031   $    477,320
CGI Group Inc. (Class A)               7,777        153,497(a)
                                                    630,817

TELECOMMUNICATIONS -- 0.0%

Cable & Wireless PLC                   1,598         17,376
Portugal Telecom S.A.                    189          7,859
                                                     25,235

TRANSPORTATION -- 0.2%

IHC Caland N.V.                        5,705        282,881
Railtrack Group PLC                    5,667        119,605
                                                    402,486

UTILITIES -- 1.7%

Hellenic Telecommunication
   Organization S.A. ADR               7,847         87,789
Hellenic Telecommunication
   Organization S.A.                   6,460        150,602
Helsingin Puhelin Oyj                    325         13,763
Korea Telecom Corp. ADR                2,549         94,313(a)
Korea Telecom Corp.                    1,036         63,957
Telecom Italia Mobile S.p.A.           9,441         58,667
Telecom Italia S.p.A                  16,804        145,903
Telefonica S.A.                       29,967        479,252
Telekomunikacja Polska S.A.
   GDR (Series A)                     26,113        125,342(b)
Vodafone AirTouch PLC ADR              8,126      1,931,957
                                                  3,151,545

TOTAL FOREIGN EQUITY
   (COST $25,967,727)                            30,863,348

                                     PRINCIPAL
                                        AMOUNT         VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 35.5%
--------------------------------------------------------------------------------
U.S. TREASURIES -- 7.2% (H)

U.S. Treasury Bonds
8.125%      08/15/19              $3,401,000      4,025,390
8.125%      05/15/21                 797,000        950,669
5.25%       02/15/29                 370,000        323,809
                                                  5,299,868
U.S. Treasury Notes
5.00%       04/30/01               1,546,000      1,531,746
5.25%       05/31/01               2,460,000      2,445,019
6.50%       08/31/01                 526,000        534,216
6.625%      03/31/02                 305,000        311,387
5.25%       08/15/03                 376,000        368,540
5.25%       05/15/04                 702,000        686,093
6.00%       08/15/04                 815,000        822,897
6.00%       08/15/09                 620,000        625,034
                                                  7,324,932
U.S. Treasury STRIPS
5.89%       08/15/11                 973,000        456,347(d)
5.91%       02/15/12                 845,000        382,498(d)
                                                    838,845
TOTAL U.S. TREASURIES
   (COST $13,819,419)                            13,463,645



---------
See Notes to Schedules of Investments and Financial Statements.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999


                                     PRINCPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
FEDERAL AGENCIES -- 7.8%

Federal Home Loan Bank
5.625%      03/19/01              $  410,000  $     408,077
5.875%      08/15/01               1,430,000      1,424,409
5.25%       04/25/02                 480,000        470,097
6.22%       03/18/08                 445,000        420,040
5.75%       04/15/08                 515,000        485,063
                                                  3,207,686
Federal Home Loan Mortgage Corp.
6.50%       06/01/29 - 07/01/29    2,597,543      2,492,004
Federal National Mortgage Assoc.
5.38%       01/16/01                 665,000        659,288
5.125%      02/13/04                 880,000        838,473
5.78%       05/05/04                 405,000        391,582
6.99%       07/09/07                 855,000        844,176
5.64%       12/10/08                 255,000        236,686
6.04%       02/25/09                 930,000        873,186
9.00%       06/01/09                 374,252        395,070
7.50%       12/01/09                 843,831        856,488
7.00%       08/13/01                  65,147         65,116
7.50%       02/01/14                 380,025        385,725
9.00%       04/01/16                 197,620        209,354
9.50%       11/01/17                 136,609        146,770
8.00%       12/01/17                 160,232        164,436
9.00%       12/01/17                 136,177        142,644
7.50%       12/01/18                  91,914         92,645
9.50%       08/01/22                 253,584        272,444
9.00%       12/01/22                 150,632        157,905
7.50%       12/01/23                 351,842        354,259
6.16%       08/07/28                 680,000        615,611
6.50%       01/01/29 - 05/01/29    1,086,215      1,041,408
                                                  8,743,266
Small Business Administration
6.55%       10/01/17 - 12/01/17      123,565        121,034

TOTAL FEDERAL AGENCIES
   (COST $14,945,796)                            14,563,990


AGENCY MORTGAGE BACKED -- 8.8%

Federal Home Loan Mortgage Corp.
5.125%      10/15/08                 205,000        183,698
6.625%      09/15/09                 250,000        249,180
7.50%       11/01/09                  76,737         78,056
7.50%       06/01/10                 172,932        175,903
9.00%       04/01/16 - 07/01/16       69,219         72,262
9.00%       02/01/17                  93,159         97,347
8.00%       04/15/20                  14,962         15,205
6.247%      03/17/21                  81,000         75,710
9.00%       06/01/21                  36,122         37,916(h)
8.00%       08/01/24                  16,011         16,381
8.00%       10/01/25                  15,376         15,726
8.00%       11/01/26                  20,582         21,051
8.00%       02/01/28                  23,147         23,675
6.50%       TBA                      862,000        827,115(c)
7.00%       TBA                    4,315,240      4,243,089(c)
7.50%       TBA                      150,000        150,680(c)
                                                  6,282,994




                                     PRINCPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Federal National Mortgage Assoc.
6.50%       01/01/04              $    6,554  $       6,505
6.50%       04/01/13                 661,960        649,549
7.00%       06/18/20                  26,500         26,450(b)
8.00%       10/25/20                  48,554         49,298
6.42%       12/25/23                  91,000         86,222
7.00%       10/01/27 - 11/01/27      686,406        673,870
7.00%       07/01/28                 598,861        588,381
8.00%       TBA                    1,070,000      1,091,732(c)
                                                  3,172,007
Federal National Mortgage Assoc. REMIC
4.27%       12/17/04                  77,595         79,135(d)
7.06%       05/25/14                  25,790         25,319(d)
6.366%      05/25/18                  61,000         57,988
9.00%       05/25/22                  38,704          9,947(g)
8.50%       07/01/22                  51,898         13,056(g)
                                                    185,445
Government National Mortgage Assoc.
7.00%       03/15/12                 447,932        449,751
9.00%       11/15/16                 622,987        657,638
9.00%       01/15/17                 179,509        189,380
8.50%       10/15/17                 881,772        921,046
9.00%       11/15/17                 178,562        188,494
9.50%       12/15/17                 267,209        286,758
9.00%       12/15/21                  27,631         29,082
7.50%       01/15/23                 106,792        107,493
6.50%       02/15/24 - 03/15/24      566,357        546,003
6.50%       02/15/24                 309,821        298,686(b)
6.50%       04/15/28               1,984,341      1,896,891
7.00%       04/15/28                 447,459        438,926
8.00%       TBA                      776,000        793,219(c)
                                                  6,803,367

TOTAL AGENCY MORTGAGE BACKED
   (COST $16,670,193)                            16,443,813


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.3%

Collateralized Mortgage Obligation Trust
4.44%       09/01/15                   7,558          6,712(d,f)
4.98%       11/01/18                  26,883         20,112(d,f)
                                                     26,824
Federal Home Loan Mortgage Corp.
5.75%       06/15/23                 137,000        131,006
Federal National Mortgage Assoc.
8.50%       03/01/17 - 04/01/17       30,719          7,814(g)
8.50%       01/01/18                   3,698            937(g)
6.00%       03/25/19                 334,080        305,159
4.47%       12/25/22                  38,113         29,085(d,f)
                                                    342,995

TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $520,858)                                  500,825


ASSET BACKED -- 0.7%

Advanta Mortgage Loan Trust Corp.
6.30%       07/25/25                  11,760         11,605
Capital One Master Trust
5.43%       01/15/07                  82,000         78,464
Chase Credit Card Master Trust
6.00%       08/15/05                  32,000         31,610

------------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND


                                     PRINCPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Citibank Credit Card Master Trust I
5.75%       01/15/03              $   19,000   $     18,929
5.50%       02/15/06                 121,000        115,630
Discover Card Master Trust I
5.75%       10/16/03                  89,000         88,304
5.30%       08/15/04                  72,000         70,121
5.60%       05/16/06                 312,000        299,666
First USA Credit Card Master Trust
5.28%       09/18/06                 126,000        119,897
Ford Credit Auto Loan Master Trust
5.50%       02/15/03                  47,000         46,491
Ford Credit Auto Owner Trust
5.90%       06/15/02                 106,000        105,652
Green Tree Financial Corp.
6.90%       04/15/18                  60,587         60,643
6.97%       04/01/31                  88,000         87,835
Peco Energy Transport Trust
5.80%       03/01/07                  61,000         58,598
6.05%       03/01/09                  61,000         57,625
Provident Bank Home
   Equity Loan Trust
6.72%       01/25/13                  73,845         73,150

TOTAL ASSET BACKED
   (COST $1,362,976)                              1,324,220


CORPORATE NOTES -- 7.9%

Abbey National PLC
6.70%       06/29/49                  55,000         50,266
7.35%       10/29/49                  42,000         40,745
Aetna Services Inc.
6.97%       08/15/36                 140,000        138,125
Amerada Hess Corp.
7.875%      10/01/29                  85,000         83,649
American Airlines Inc.
6.855%      04/15/09                  85,000         84,890
Armstrong World Industries Inc.
7.45%       05/15/29                 100,000         93,418
Associates Corporation
   of North America
6.38%       10/15/02                 200,000        198,738
5.75%       11/01/03                 100,000         96,543
AT&T Corp.
6.50%       03/15/29                 130,000        114,699
Bank of Scotland
7.00%       11/29/49                  60,000         56,152(b)
Bank One Corp.
6.40%       08/01/02                 150,000        149,049
Beckman Instruments Inc.
7.10%       03/04/03                  50,000         48,496
Bellsouth Telecomm Inc.
6.375%      06/01/28                  75,000         65,119
Bertelsmann US Finance
5.375%      01/28/04                 145,000        136,826
Boston University
7.625%      07/15/97                 200,000        190,830
Brascan Ltd.
7.375%      10/01/02                  60,000         59,419
Burlington Northern
   Santa Fe Corp.
6.23%       07/02/18                 120,000        109,510
Cleveland Electric Co.
   Toledo Edison
7.19%       07/01/00                  30,000         30,036
Coastal Corp.
6.375%      02/01/09                 160,000        147,803




                                     PRINCPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Columbia University Trustees
   New York
6.83%       12/15/20               $  65,000   $     62,973
Conseco Inc.
6.40%       06/15/01                 135,000        132,358
6.80%       06/15/05                  45,000         41,679
8.70%       11/15/26                  50,000         44,510
Continental Cablevision Inc.
8.50%       09/15/01                  70,000         72,237
Corporacion Andina De Fomento
6.75%       03/15/05                 130,000        123,025
Crown Cork & Seal Co. Inc.
8.00%       04/15/23                  85,000         79,965
CSX Corp.
6.25%       10/15/08                 220,000        202,851
DaimlerChrysler AG
7.20%       09/01/09                 215,000        216,041
Delphi Automotive Systems Corp.
6.125%      05/1/04                   85,000         81,749
Diageo Capital PLC
6.625%      06/24/04                 105,000        104,600
Dresdner Funding Trust I
8.151%      06/30/31                 200,000        188,182(b)
Duke Capital Corp.
7.25%       10/01/04                  85,000         85,042
Duke Energy Corp.
5.375%      01/01/09                 150,000        131,163
Empresa Nacional De Electricidad
8.125%      02/01/97                  65,000         49,888
EOP Operating LP
6.50%       01/15/04                 150,000        144,642
FDX Corp.
7.85%       01/30/15                  61,793         62,013
Federated Department Stores, Inc.
6.125%      09/01/01                  85,000         84,147
Ford Motor Co.
7.45%       07/16/31                 200,000        197,192
Ford Motor Credit Co.
6.70%       07/16/04                 200,000        198,876
5.80%       01/12/09                 120,000        109,024
Fujian International Trust &
   Investment Corp.
7.375%      08/25/07                  65,000         24,050(b)
General Motors Acceptance Corp.
5.75%       11/10/03                  50,000         48,110
6.15%       04/05/07                 155,000        145,804
Goldman Sachs Group L.P.
6.65%       05/15/09                 100,000         95,047
Guangdong International Trust
   & Investment Corp.
8.75%       10/24/16                  50,000          2,500(b)
HCR Manor Care
7.50%       06/15/06                  70,000         65,524
Heritage Media Corp.
8.75%       02/15/06                  90,000         92,925
Household Finance Corp.
6.125%      07/15/02                  40,000         39,254
Hydro-Quebec
8.05%       07/07/24                  95,000        102,006
8.25%       04/15/26                  50,000         54,469
Israel Electric Corp. Ltd.
7.125%      07/15/05                  50,000         48,600(b)
8.10%       12/16/26                  25,000         21,560(b)
J.P. Morgan & Co.
6.00%       01/15/09                 200,000        183,170
Korea Development Bank
6.625%      11/21/03                  75,000         71,156


-----------
See Notes to Schedules of Investments and Financial Statements.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999


                                     PRINCPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Kroger Co.
6.34%       06/01/01              $  154,000     $  153,089(b)
7.375%      03/01/05                 150,000        147,975
Landesbank Baden-Wuerttember
7.875%      04/15/04                  40,000         41,772
LCI International Inc.
7.25%       06/15/07                  49,000         48,170
Lehman Brothers Holdings Inc.
8.50%       08/01/15                  80,000         83,873
7.50%       08/01/26                 115,000        116,308
LG&E  Capital Corp.
5.75%       11/01/01                  90,000         88,746(b)
Liberty Media Group
7.875%      07/15/09                  95,000         95,075(b)
Liberty Property Ltd. Partnership
7.50%       01/15/18                  70,000         59,386
Lumbermens Mutual Casualty
8.30%       12/01/37                  40,000         34,965(b)
MBNA Corp.
6.306%      04/22/03                 150,000        146,802
MCI Communications Corp.
6.125%      04/15/02                 300,000        297,573
MCI Worldcom Inc.
6.40%       08/15/05                  85,000         82,130
8.875%      01/15/06                 100,000        105,527
Meditrust
7.114%      08/15/04                 100,000         85,253
Merita Bank Ltd.
7.15%       12/29/49                 250,000        243,472(b)
Monsanto Co.
5.75%       12/01/05                  65,000         60,835
6.85%       12/01/28                  65,000         56,300(b)
Morgan Stanley Dean Witter & Co.
5.625%      01/20/04                 160,000        152,874
Natexis AMBS Co. LLC
8.44%       12/29/49                  95,000         90,761(b)
National Rural Utilities Cooperative
6.046%      04/15/03                 100,000         98,141
5.50%       01/15/05                  75,000         70,717
National Westminster Bank PLC
7.75%       04/29/49                  35,000         33,903
New Jersey Economic
   Development Authority
7.425%      02/15/29                  65,000         64,875
Newell Co.
6.35%       07/15/08                 125,000        119,790
News America Holdings Inc.
8.15%       10/17/36                 210,000        199,888
Noram Energy Corp.
6.375%      11/01/03                  70,000         68,412
Norfolk Southern Corp.
7.90%       05/15/97                  78,000         76,471
7.05%       05/01/37                  30,000         29,919
North Atlantic Energy Corp.
9.05%       06/01/02                  57,000         58,343
Northrop-Grumman Corp.
8.625%      10/15/04                  65,000         68,516
Occidental Petroleum Corp.
7.375%      11/15/08                  65,000         64,205
Pepsi Bottling Holdings Inc.
5.375%      02/17/04                 150,000        142,305(b)
5.625%      02/17/09                  65,000         58,469(b)
Philip Morris Cos. Inc.
7.25%       09/15/01                  60,000         60,561
6.95%       06/01/06                  45,000         45,182
7.20%       02/01/07                  30,000         29,684
7.65%       07/01/08                 100,000        100,987




                                     PRINCPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Phillips Petroleum Co.
6.375%      03/30/09              $  195,000    $   227,015
Pitney Bowes Credit Corp.
9.25%       06/15/08                 200,000        230,436
Principal Financial Group
8.20%       08/15/09                  80,000         80,302(b)
Procter & Gamble Co.
6.87%       09/15/09                  70,000         70,265
Quebec Province of Canada
7.50%       09/15/29                  90,000         90,066
Raytheon Co.
6.75%       08/15/07                 150,000        144,582
Republic of Colombia
8.66%       10/07/16                  25,000         21,500(b)
RJR Nabisco Inc.
7.375%      05/15/03                 100,000         98,601(b)
6.125%      02/01/33                  70,000         67,597
Rohm & Haas Co.
6.95%       07/15/04                 165,000        165,320(b)
7.85%       07/15/29                 100,000        101,564(b)
Safeway Inc.
5.75%       11/15/00                  60,000         59,514
7.50%       09/15/09                  85,000         85,044
Sprint Capital Corp.
5.70%       11/15/03                  60,000         57,295
6.875%      11/15/28                 230,000        208,504
St. George Funding Co.
8.485%      12/31/49                 150,000        123,927(b)
Stop & Shop Cos. Inc.
9.75%       02/01/02                  40,000         42,480
Sun Life Canada Capital Trust
8.526%      05/29/49                 225,000        214,906(b)
SunAmerica Inc.
5.60%       07/31/97                 150,000        104,600
Suntrust Banks Inc.
6.00%       01/15/28                  60,000         55,772
Tele-Communications Inc.
9.80%       02/01/12                 125,000        151,382
7.875%      08/01/13                  75,000         78,990
Teleglobe Inc.
7.20%       07/20/09                  75,000         70,906
Tenet Healthcare Corp.
7.88%       01/15/03                  60,000         58,050
8.00%       01/15/05                  15,000         14,250
Texas Utilities Co.
5.94%       10/15/01                 100,000         98,597
Textron Inc.
6.375%      07/15/04                 140,000        137,788
Time Warner Inc.
7.25%       10/15/17                 100,000         95,830
Time Warner Pass-
   Through Asset Trust
6.10%       12/30/01                 250,000        248,632(b)
Tosco Corp.
7.625%      05/15/06                  50,000         50,506
Transamerica Capital
7.625%      11/15/37                 100,000         93,513
Turner Broadcasting Systems Inc.
8.375%      07/01/13                  90,000         95,180
TXU Eastern Funding Co.
6.45%       05/15/05                 165,000        156,172(b)
6.75%       05/15/09                 100,000         92,724(b)

------------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND



                                     PRINCPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Tyco International Group S.A.
6.25%       06/15/03              $   85,000  $      82,348
6.125%      11/01/08                  60,000         55,453
7.00%       06/15/28                 305,000        278,050
Union Oil Co. of California
7.35%       06/15/09                 100,000         99,095
Union Pacific Corp.
7.00%       02/01/16                 200,000        184,746
United Illuminating Co.
6.25%       12/15/02                  25,000         24,376
United Parcel Service Inc.
8.375%      04/01/30                 115,000        127,417
US Airways
8.36%       07/20/20                  85,000         85,592
US West Capital Funding Inc.
6.875%      08/15/01                 135,000        134,815(b)
6.125%      07/15/02                  30,000         29,334
6.875%      07/15/28                  45,000         39,894
US West Communications Inc.
5.625%      11/15/08                  95,000         84,321
USA Waste Services Inc.
6.125%      07/15/01                 250,000        241,705
USX Marathon Group
9.80%       07/01/01                  60,000         62,924
Wal-Mart Stores Inc.
6.875%      08/10/09                 150,000        150,277
Waste Management Inc.
6.65%       05/15/05                  80,000         79,402
Westdeutsche Landesbank
6.75%       06/15/05                 100,000         98,192
Westinghouse Electric Corp.
8.875%      06/01/01                  40,000         41,153
Williams Cos. Inc.
6.125%      02/15/02                 120,000        118,309
Yale University
7.375%      04/15/96                  45,000         44,015

TOTAL CORPORATE NOTES
   (COST $15,339,702)                            14,635,127


NON-AGENCY MORTGAGE BACKED SECURITIES -- 2.5%

Amresco Commercial Mortgage Funding Corp.
6.73%       06/17/29                  73,451         73,268
Asset Securitization Corp.
6.50%       02/14/41                  60,534         60,004
Chase Commercial Mortgage Securities Corp.
6.39%       11/18/08                  83,000         79,045
Commercial Mortgage Acceptance Corp.
6.49%       05/15/08                 106,000        101,081
Credit Suisse First Boston
   Mortgage Securities Corp.
6.30%       08/11/15                  83,000         77,877
DLJ Commercial Mortgage Corp.
6.24%       11/12/31                  73,000         68,837
DLJ Mortgage Acceptance Corp.
6.41%       02/15/08                 246,000        232,393
6.65%       12/17/27                  23,005         22,926(b)
First Union Lehman Brothers-Bank of America
6.28%       06/18/07                 299,890        292,205
6.56%       11/18/08               1,335,000      1,282,434
GMAC Commercial Mortgage Security Inc.
6.42%       08/15/08                  74,000         69,872
9.88%       08/15/23               1,998,257         79,306(d,g)
GS Mortgage Securities Corp.
6.86%       07/13/30                 117,000        116,817




                                     PRINCPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Lehman Large Loan
6.79%       06/12/04              $   70,849  $      70,650
Merrill Lynch Mortgage
   Investors Inc.
5.71%       01/15/02                 165,000        162,332
6.39%       02/15/30                 291,000        277,314
Mid State Trust
7.54%       07/01/35                  25,298         24,334
Morgan Stanley Capital I
6.86%       05/15/06                 115,728        115,637(b)
6.52%       01/15/08                  25,000         24,133
6.54%       05/15/08                 142,000        137,163
6.21%       09/15/08                  32,000         30,175
9.81%       04/15/23                 976,559         39,978(d,g)
6.01%       11/15/30                 120,009        115,883
6.48%       11/15/30                 102,000         97,952
10.04%      11/15/31               1,523,644         73,802(b,d,g)
Nationslink Funding Corp.
6.001%      11/20/07                  68,360         65,754
Sawgrass Finance REMIC Trust
6.45%       01/20/06                  60,000         60,028
Structured Asset Securities Corp.
5.939%      08/25/00                 345,646        345,431(b)
8.389%      04/25/27                  59,396         61,252
8.45%       02/25/28                 534,971         27,250(d,g)
Vornado Finance Corp.
6.36%       12/01/00                 355,000        354,556(b)

TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
   (COST $4,819,461)                              4,639,689


NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.3%

BlackRock Capital Finance
7.22%       11/25/28                 255,000        243,007(b)
7.25%       11/25/28                 148,953         89,372(b)
Salomon Brothers Mortgage
   Securities Inc.
7.00%       07/25/24                  93,296         83,065
7.00%       07/25/24                 125,367        113,320

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $613,803)                                  528,764


TOTAL BONDS AND NOTES
   (COST $68,092,208)                            66,100,073


                                        NUMBER
                                     OF SHARES         VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.5%
--------------------------------------------------------------------------------
DOMESTIC PREFERRED -- 0.4%

Centaur Funding Corp.
   (Series B), 9.08%                     405        418,709(b)
Microsoft Corp.
   (Series A), 2.75%                   3,082        310,319
TCI Communications Inc.,
   10.00%                              2,800         72,975
                                                    802,003

------------
See Notes to Schedules of Investments and Financial Statements.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999


                                    NUMBER OF
                                       SHARES         VALUE
--------------------------------------------------------------------------------
INTERNATIONAL PREFERRED -- 0.1%

British Energy PLC                     3,783  $      25,691(a)
Henkel KGaA                            1,463         91,846
                                                    117,537

TOTAL PREFERRED STOCK
   (COST $937,914)                                  919,540


--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.),
   06/03/02
   (COST $0)                              27            925(a)

TOTAL INVESTMENTS IN SECURITIES
   (COST $151,867,151)                          178,530,659


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.9%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $16,520,169)             16,520,169     16,520,169

OTHER ASSETS AND LIABILITIES,
   NET (4.8)%                                    (8,860,345)
                                               -------------

NET ASSETS-- 100%                              $186,190,483
                                               ==============
-----------
See Notes to Schedules of Investments and Financial Statements.

[ICON OMITTED]
ICONS REPRESENT THE TOP FIVE COMBINED INDUSTRY WEIGHTINGS FOR THE DOMESTIC AND FOREIGN EQUITIES IN THE GE STRATEGIC INVESTMENT FUND AS OF SEPTEMBER 30, 1999.

                                                            GE INCOME FUNDS

Q&A

ROBERT MACDOUGALL LEADS THE FIXED INCOME TEAM AT GE INVESTMENTS. TOTAL ASSETS UNDER HIS MANAGEMENT EXCEEDS $28 BILLION. BOB JOINED GE INVESTMENTS IN 1986 AS A MUTUAL FUND PORTFOLIO MANAGER AND WAS APPOINTED TO HEAD THE TAXABLE FIXED INCOME TEAM IN 1992, AND THE TAX-EXEMPT FIXED INCOME TEAM IN 1998. PREVIOUSLY HE WAS WITH GE'S CORPORATE TREASURY OPERATION MANAGING THE COMPANY'S $2 BILLION PORTFOLIO OF MARKETABLE SECURITIES AND SUPPORTING THE TREASURER IN THE AREAS OF DEBT MANAGEMENT AND CAPITAL STRUCTURE PLANNING. PRIOR TO THAT, BOB HELD VARIOUS FINANCIAL MANAGEMENT POSITIONS SINCE JOINING GE IN 1973. HE HOLDS BACHELOR'S AND MASTER'S DEGREES IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MASSACHUSETTS.


Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1999.
A. During the past twelve months, the bond market retraced the rally of the previous year. From September 1997 to September 1998 the yield of the 30-year U.S. Treasury Bond fell from 6.04% to 4.97%. At September 30, 1999 it was back to 6.05%. The double-digit returns we enjoyed in 1998 were followed by negative returns in 1999. The global market turmoil in the fall of 1998 prompted the Federal Reserve Board (the "Fed") to ease monetary policy three times for a total of 75 basis points (0.75%). As we entered 1999 and the crisis subsided, investors turned their attention back to the domestic economy.

    Strong growth and the low unemployment rate raised fears of inflation which pushed bond yields higher. Fed policy became restrictive and the targeted rate for Federal Funds was raised 50 basis points (0.50%) in two steps.

    Overall, the market, as represented by the Lehman Brothers Aggregate Bond Index, had a negative return of 0.37% for the period. Interest income of 6.6% was offset by a price decline of 7.0% due to the rise in interest rates. The government and corporate sectors had similar returns (-1.70% and -1.40%, respectively) while mortgage backed securities posted a positive 2.27% return. This was attributable primarily to their shorter duration (interest rate exposure).


GE FIXED INCOME FUND


Q. HOW DID THE GE FIXED INCOME FUND'S BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1999?
A. The Lehman Brothers Aggregate Bond Index returned a negative 0.37% while the average return for the 137 Intermediate U.S. Government Bond funds tracked by Lipper was a negative 1.50%. To see how your class of shares in the GE Fixed Income Fund performed compared to its benchmark, please, refer to page 58.


Q.  WHAT WERE THE KEY-DRIVERS OF FUND PERFORMANCE?
A. Although, the portfolio marginally outperformed the LB Aggregate before fees and expenses, the fund's actual performance trailed the benchmark. A longer average duration (sensitivity to interest rates) during this period of rising rates was a drag on performance. Offsetting this was favorable sector allocation (overweight mortgage backed securities) and good security selection in the corporate bond sector.



[PHOTO OF ROBERT MACDOUGALL OMITTED]

GE GOVERNMENT SECURITIES FUND


Q. HOW DID THE GE GOVERNMENT SECURITIES FUND'S BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1999?
A. The Lehman Brothers Government Bond Index returned a negative 1.71% while the average return for the 137 Intermediate U.S. Government Bond funds tracked by Lipper was a negative 1.50%. To see how your class of shares in the GE Government Securities Fund performed compared to its benchmark, please, refer to page 64.


Q.  WHAT WERE THE KEY-DRIVERS OF FUND PERFORMANCE?
A. Although the portfolio outperformed the LB Government Bond Index before fees and expenses, the fund's actual performance trailed the benchmark. The fund's allocation to both residential and commercial mortgage backed securities added to performance relative to the benchmark. Underperformance versus peers is attributable primarily to longer average duration.


GE SHORT-TERM
    GOVERNMENT FUND


Q. HOW DID THE GE SHORT-TERM GOVERNMENT FUND'S BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1999?
A. The Lehman Brothers 1-3 Year Government Bond Index returned 3.19% while the average return for the 191 Short-Term U.S. Government Bond funds tracked by Lipper was 1.64%. To see how your class of shares in the GE Short-Term Government Fund performed compared to its benchmark, please, refer to page 67.


Q.  WHAT WERE THE KEY-DRIVERS OF FUND PERFORMANCE?
A. This fund's shorter average duration allowed it to post a positive return despite some price depreciation due to increasing interest rates. Once again higher yielding mortgage and asset backed securities added to performance relative to both benchmark and peers.


OVERALL


Q.  WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?
A. We are in the ninth year of the current economic expansion with no end in sight. Growth continues to be strongly fueled by consumer spending and business capital investment. Exports are picking up as foreign economies improve. With unemployment at a 30 year low, the market and the Fed worry that inflationary pressures are building. Yet, reported inflation remains benign. Core (excluding food and energy) CPI (Consumer Price Index) is running at a 1.6% rate in 1999, the slowest pace in 33 years. We believe that the Fed's pre-emptive tightening of monetary policy will be successful in controlling inflation. While this may result in some additional volatility in the near term, it suggests lower rates in the future.

                                                            GE FIXED INCOME FUND


--------------------------------------------------------------------------------
                                QUALITY RATINGS
                              AT SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                              Percent of
Moody's/S&P Ratings**         Net Assets
--------------------------------------------------------------------------------
Aaa or better                   77.1%
A to AA                         12.7%
Below A                         10.2%
--------------------------------------------------------------------------------
                               100.0%
--------------------------------------------------------------------------------

** MOODY'S INVESTORS SERVICE, INC./STANDARD & POOR'S ARE NATIONALLY RECOGNIZED
   STATISTICAL RATING ORGANIZATIONS.

                               INVESTMENT PROFILE
  A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing primarily in fixed income securities including government and corporate bonds and asset- and mortgage-
                    backed securities including CMOs & ARMs.

                         * LIPPER PERFORMANCE COMPARISON
                     INTERMEDIATE U.S. GOVERNMENT PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 9/30/99

                    One Year   Five Year
                    --------   --------
   Number of
   Funds in
   peer group:         137        85

   Peer group
   average annual
   total return:     (1.50)%     6.45%

  Lipper categories in peer group:
      INTERMEDIATE U.S. GOVERNMENT, INTERMEDIATE U.S. TREASURY

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES

                            SEE NOTES TO PERFORMANCE.
                        PAST PERFORMANCE IS NO GUARANTEE
                               OF FUTURE RESULTS.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES+
                              [LINE GRAPH OMITTED]
         GE FIXED INCOME    GE FIXED INCOME W/LOAD     LB AGGREGATE
2/22/93 $10,000.00                $10,000.00              $10,000.00
         10,081.00                 59,655.60               10,041.80
  9/93   10,524.00                 10,079.81               10,576.96
         10,249.59                  9,816.97               10,279.87
  9/94   10,211.26                  9,780.18               10,235.87
         10,700.74                 10,248.90               10,792.61
  9/95   11,519.50                 11,033.11               11,675.08
         11,743.72                 11,247.85               11,955.18
  9/96   11,991.43                 11,485.12               12,244.82
         12,293.78                 11,774.71               12,542.24
  9/97   13,124.17                 12,570.04               13,437.82
         13,651.43                 13,075.03               14,047.16
  9/98   14,444.00                 13,834.25               14,983.10
         14,388.18                 13,781.04               14,957.20
  9/99   14,270.44                 13,668.26               14,926.95

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          ONE    FIVE      SINCE
                         YEAR    YEAR    INCEPTION
GE Fixed Income         (1.20)%  6.92%     5.53%
GE Fixed Income w/load  (5.42)%  6.00%     4.84%
(maximum load-4.25%)
LB Aggregate            (0.37)%  7.84%     6.27%

                                 CLASS B SHARES
                               [LINE GRAPH OMITTED]
          GE FIXED INCOME     GE FIXED INCOME W/LOAD     LB AGGREGATE
12/22/93   $10,000.00            $10,000.00                $10,000.00
             9,742.02              9,742.02                  9,712.67
    9/94     9,669.13              9,669.13                  9,671.10
            10,094.77             10,094.77                 10,197.12
    9/95    10,827.50             10,827.50                 11,030.90
            10,997.08             10,997.08                 11,295.55
    9/96    11,196.65             11,196.65                 11,569.21
            11,437.39             11,437.39                 11,850.22
    9/97    12,164.50             12,164.50                 12,696.38
            12,616.61             12,616.61                 13,272.10
    9/98    13,288.00             13,288.00                 14,157.41
            13,198.88             13,198.88                 14,132.94
    9/99    13,042.69             13,042.69                 14,104.35


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                        ONE      FIVE      SINCE
                        YEAR     YEAR    INCEPTION
GE Fixed Income        (1.85)%   6.17%      4.71%
GE Fixed Income w/load (4.66)%   6.17%      4.71%
maximum load              3.0%    0.0%       0.0%
LB Aggregate           (0.37)%    7.84%     6.16%

                                 CLASS Y SHARES
                              [LINE GRAPH OMITTED]
         GE FIXED INCOME  LB AGGREGATE
11/29/93  $10,000.00       $10,000.00
            9,790.00         9,766.01
   9/94     9,765.50         9,724.21
           10,246.42        10,253.12
  9/95     11,044.37        11,091.48
           11,269.08        11,357.58
  9/96     11,521.71        11,632.74
           11,828.12        11,915.30
  9/97     12,643.48        12,766.11
           13,178.51        13,344.99
  9/98     13,950.00        14,234.14
           13,924.76        14,209.54
  9/99  1  3,827.95         14,180.80

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                     ONE    FIVE    SINCE
                    YEAR    YEAR  INCEPTION
GE Fixed Income    (0.87)%  7.20%  5.71%
LB Aggregate       (0.37)%  7.84%  6.17%
58

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999

                              GE FIXED INCOME FUND
                               [PIE CHART OMITTED]
                              MORTGAGE BACKED 29.6%
                             FEDERAL AGENCIES 24.3%
                              CORPORATE NOTES 22.5%
                              U.S. TREASURIES 17.0%
                                CASH & OTHER 6.6%



                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 95.3%
--------------------------------------------------------------------------------
U.S. TREASURIES -- 17.0%

U.S. Treasury Bonds
8.125%      08/15/19              $5,610,000  $   6,639,940(h)
8.125%      05/15/21               1,462,000      1,743,888(h)
5.25%       02/15/29                 980,000        857,657(h)
                                                  9,241,485
U.S. Treasury Notes
5.25%       05/31/01                 678,000        673,871(h)
6.50%       08/31/01               4,165,000      4,230,057(h)
6.625%      03/31/02                 630,000        643,192(h)
5.25%       05/15/04               2,397,000      2,342,684(h)
6.00%       08/15/04               2,350,000      2,372,772(h)
7.00%       07/15/06                  70,000         73,522(h)
5.50%       05/15/09                 710,000        687,039(h)
6.00%       08/15/09                 160,000        161,299(h)
                                                 11,184,436
U.S. Treasury STRIPS
6.48%       08/15/11               2,530,000      1,186,595(d,h,f)
6.51%       02/15/12               1,650,000        746,889(d,h,f)
                                                  1,933,484

TOTAL U.S. TREASURIES
   (COST $22,987,925)                            22,359,405


FEDERAL AGENCIES -- 24.3%

Federal Home Loan Bank
5.625%      03/19/01                 885,000        880,849
5.875%      08/15/01               2,580,000      2,569,912
5.25%       04/25/02                 990,000        969,576
6.22%       03/18/08                 880,000        830,641
5.75%       04/15/08                 850,000        800,590
                                                  6,051,568
Federal Home Loan Mortgage Corp.
6.50%       07/01/29               4,187,919      4,017,764
Federal National Mortgage Assoc.
5.38%       01/16/01                 895,000        887,312
5.125%      02/13/04               1,775,000      1,691,238
5.78%       05/05/04                 685,000        662,306
6.99%       07/09/07                 945,000        933,036





                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
5.64%       12/10/08             $   935,000 $      867,848
6.04%       02/25/09               1,930,000      1,812,096
9.00%       06/01/09                 795,285        839,523
7.50%       12/01/09               2,100,443      2,131,949
6.50%       04/01/13                 566,298        556,031
7.00%       08/01/13                 145,522        145,454
7.50%       02/01/14                 829,939        842,388
9.00%       04/01/16                 844,898        895,064
9.50%       11/01/17                 288,397        309,847
8.00%       12/01/17                 356,645        366,004
9.00%       12/01/17                 287,485        301,137
7.50%       12/01/18                 191,487        193,011
9.50%       08/01/22                 514,627        552,902
9.00%       12/01/22                 316,328        331,600
7.50%       12/01/23               1,675,439      1,686,949
6.16%       08/07/28                 960,000        869,098
6.50%       01/01/29 - 06/01/29    2,450,290      2,349,215
8.00%       TBA                    1,840,000      1,877,370(c)
                                                 21,101,378
Small Business Administration
6.55%       10/01/17 - 12/01/17      218,105        213,640
6.125%      01/01/18                 511,422        489,047
                                                    702,687

TOTAL FEDERAL AGENCIES
   (COST $32,696,823)                            31,873,397


AGENCY MORTGAGE BACKED -- 21.1%

Federal Home Loan Mortgage Corp.
5.125%      10/15/08               1,105,000        990,180
6.625%      09/15/09                 810,000        807,343
7.50%       11/01/09                 383,686        390,278
7.50%       06/01/10                 444,681        452,321
9.00%       12/01/16                 223,353        233,395
6.247%      03/17/21                 176,000        164,505
9.50%       04/01/21                  19,402         20,578(h)
5.75%       06/15/23                 293,000        280,181
8.00%       08/01/24                  65,498         67,013
8.00%       08/01/25 - 10/01/25      334,781        342,417
8.00%       11/01/26                  44,993         46,019
8.00%       02/01/28                  50,502         51,654
6.50%       TBA                    1,754,000      1,683,016(c)
7.00%       TBA                    8,256,920      8,118,864(c)
                                                 13,647,764
Federal National Mortgage Assoc.
6.50%       01/01/04                  19,300         19,157
7.00%       06/18/20                  49,094         49,002(b)
6.424%      12/25/23                 175,000        165,813
7.00%       10/01/27 - 11/01/27    2,046,753      2,008,414
7.00%       07/01/28                 414,596        407,340
                                                  2,649,726
Federal National Mortgage Assoc. REMIC
4.27%       12/17/04                 141,630        144,440(d)
6.171%      05/25/14                  48,454         47,568
6.366%      05/25/18                 132,000        125,483
8.00%       10/25/20                  97,109         98,595
9.00%       05/25/22                  71,364         18,341(d,g)
8.50%       07/25/22                 131,064         32,973(d,g)
5.73%       12/25/22                  70,281         53,634(d,f)
                                                    521,034

----------
See Notes to Schedules of Investments and Financial Statements.

                                                            GE FIXED INCOME FUND



                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Government National Mortgage Assoc.
7.00%       03/15/12              $1,279,806  $   1,285,002
9.00%       11/15/16                 770,598        813,459
9.00%       01/15/17 - 11/15/17      605,227        638,750
9.50%       12/15/17                 546,519        586,506
9.00%       12/15/21                  63,551         66,888
7.50%       01/15/23 - 12/15/23    1,720,017      1,731,301
6.50 %      02/15/24                 389,008        375,027(b)
6.50%       02/15/24 - 04/15/24      553,585        533,689
7.50%       01/15/28 - 09/15/28      776,949        779,846
6.50%       04/15/28               1,690,632      1,616,126
7.00%       02/15/28 - 04/15/28      826,707        810,942
8.00%       TBA                    1,579,000      1,614,038(c)
                                                 10,851,574

TOTAL AGENCY MORTGAGE BACKED
   (COST $28,109,042)                            27,670,098


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.6%

Collateralized Mortgage Obligation Trust
4.97%       09/01/15                  20,886         18,550(d,f)
5.57%       11/01/18                  74,293         55,580(d,f)
                                                     74,130
Federal Home Loan Mortgage Corp.
8.00%       04/15/20                  34,912         35,479
Federal National Mortgage Assoc.
8.50%       03/01/17                  28,273          7,104(d,g)
15.44%      04/01/17                  56,514         14,464(d,g)
8.50%       01/01/18                  10,218          2,590(d,g)
6.00%       03/25/19                 758,640        692,964
                                                    717,122

TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $867,942)                                  826,731


ASSET BACKED -- 1.9%

Advanta Mortgage Loan Trust Corp.
6.30%       7/25/25                   23,520         23,211
Capital One Master Trust
5.43%       1/15/07                  200,000        191,375
Citibank Credit Card Master Trust I
5.75%       1/15/03                   41,000         40,846
5.50%       2/15/06                  259,000        247,506
Discover Card Master Trust I
5.75%       10/16/03                 191,000        189,507
5.30%       8/15/04                  157,000        152,903
5.60%       5/16/06                  570,000        547,467
First USA Credit Card Master Trust
5.28%       9/18/06                  404,000        384,430
Ford Credit Auto Loan Master Trust
5.50%       2/15/03                   95,000         93,970
Ford Credit Auto Owner Trust
5.90%       6/15/02                  232,000        231,239
Green Tree Financial Corp.
6.90%       4/15/18                  136,320        136,447
Peco Energy Transport Trust
5.80%       3/01/07                  125,000        120,077
6.05%       3/01/09                  125,000        118,085

TOTAL ASSET BACKED
   (COST $2,557,718)                              2,477,063




                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
CORPORATE NOTES -- 22.5%

Abbey National PLC
6.70%       06/29/49                $530,000   $    484,383(d)
7.35%       10/29/49                 145,000        140,666(d)
Aetna Services Inc.
6.97%       08/15/36                 330,000        325,581
Amerada Hess Corp.
7.875%      10/01/29                 125,000        123,013
American Airlines Inc.
6.855%      04/15/09                 125,000        124,839
Arizona Public Service Co.
6.25%       01/15/05                 120,000        114,910
Armstrong World Industries Inc.
7.45%       05/15/29                 200,000        186,836
Associates Corp. of North America
6.375%      10/15/02                 500,000        496,845
Associates Corporation
   of North America
5.75%       11/01/03                 250,000        241,357
AT&T Corp.
6.50%       03/15/29                 245,000        216,163
Atlantic City Electric Co.
6.19%       01/17/06                 305,000        292,754
Bank of Scotland
7.00%       11/29/49                 180,000        168,457(b)
Bank One Corp.
6.40%       08/01/02                 180,000        178,859
Beckman Instruments Inc.
7.10%       03/04/03                 100,000         96,992
Bell Telephone Co. - Pennsylvania
8.35%       12/15/30                  75,000         83,227
Bellsouth Telecomm Inc.
6.375%      06/01/28                 115,000         99,849
Bertelsmann US Finance
5.375%      01/28/04                 295,000        278,371
Boston University
7.625%      07/15/97                 325,000        310,099
Brascan Ltd.
7.375%      10/01/02                 120,000        118,837
Burlington Northern Santa Fe Corp.
6.23%       07/02/18                 240,000        219,019
CBS Corp.
7.15%       05/20/05                 170,000        167,739
Cleveland Electric Co. Toledo Edison
7.19%       07/01/00                  60,000         60,072
Coastal Corp.
6.375%      02/01/09                 350,000        323,318
Columbia University Trustees
   New York
6.83%       12/15/20                 120,000        116,257
Conseco Inc.
6.40%       06/15/01                 305,000        299,031
6.80%       06/15/05                 165,000        152,823
8.70%       11/15/26                  95,000         84,569
Continental Cablevision Inc.
8.50%       09/15/01                 125,000        128,994
Corporacion Andina De Fomento
6.75%       03/15/05                 190,000        179,806
Crown Cork & Seal Co. Inc.
8.00%       04/15/23                 165,000        155,227
CSX Corp.
6.25%       10/15/08                 380,000        350,379
DaimlerChrysler AG
7.20%       09/01/09                 360,000        361,742
Delphi Automotive Systems Corp.
6.125%      05/01/04                 170,000        163,497

-------------
See Notes to Schedules of Investments and Financial Statements.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999



                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Diageo Capital PLC
6.625%      06/24/04                $120,000   $    119,543
Dresdner Funding Trust I
8.151%      06/30/31                 350,000        329,318(b)
Duke Capital Corp.
7.25%       10/01/04                 125,000        125,061
Duke Energy Corp.
5.375%      01/01/09                 400,000        349,768
Empresa Nacional De Electricidad
8.125%      02/01/97                 100,000         76,751
EOP Operating LP
6.50%       01/15/04                 185,000        178,392
Federal Express Corp.
7.85%       01/30/15                 132,949        133,421
Federated Department Stores Inc.
6.125%      09/01/01                 170,000        168,295
Ford Motor Credit Co.
6.70%       07/16/04                 220,000        218,763
5.80%       01/12/09                 175,000        158,993
7.45%       07/16/31                 205,000        202,122
Fujian International Trust
   & Investment Corp.
7.375%      08/25/07                  65,000         24,050(b,o)
General Motors Acceptance Corp.
5.75%       11/10/03                 110,000        105,842
6.15%       04/05/07                 315,000        296,311
Goldman Sachs Group
6.65%       05/15/09                 200,000        190,094
Guangdong International Trust
   & Investment Corp.
8.75%       10/24/16                  65,000          3,250(b,n)
HCR Manor Care
7.50%       06/15/06                 145,000        135,727
Heritage Media Corp.
8.75%       02/15/06                 135,000        139,388
Household Finance Corp.
6.125%      07/15/02                 135,000        132,484
Hydro-Quebec
8.05%       07/07/24                  60,000         64,425
8.25%       04/15/26                 360,000        392,173
Israel Electric Corp. Ltd.
7.125%      07/15/05                  95,000         92,340(b)
8.10%       12/16/26                 240,000        206,978(b)
J.P. Morgan & Co.
6.00%       01/15/09                 300,000        274,755
Korea Development Bank
6.625%      11/21/03                 135,000        128,080
Kroger Co.
6.34%       06/01/01                 206,000        204,781(b)
7.375%      03/01/05                 130,000        128,245
Landesbank Baden-Wuerttember
7.875%      04/15/04                 160,000        167,086
LCI International Inc.
7.25%       06/15/07                 226,000        222,174
Lehman Brothers Holdings Inc.
8.50%       08/01/15                 100,000        104,841
7.50%       08/01/26                 205,000        207,333
LG&E Capital Corp.
5.75%       11/01/01                 200,000        197,214(b)
Liberty Media Group
7.875%      07/15/09                 160,000        160,126(b)
Liberty Property Ltd. Partnership
7.50%       01/15/18                 125,000        106,046
Lumbermens Mutual Casualty
8.30%       12/01/37                  65,000         56,818(b)
MBNA Corp.
6.306%      04/22/03                 200,000        195,736




                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
MCI Communications Corp.
6.125%      04/15/02                $300,000   $    297,573
MCI Worldcom Inc.
6.40%       08/15/05                 165,000        159,428
8.875%      01/15/06                 200,000        211,054
Meditrust
7.114%      08/15/04                 130,000        110,829
Merita Bank Ltd.
7.15%       12/29/49                 145,000        141,214(b)
Monsanto Co.
5.75%       12/01/05                 150,000        140,388
6.85%       12/01/28                 150,000        129,924(b,d)
Morgan Stanley Dean Witter & Co.
5.625%      01/20/04                 350,000        334,411
Nabisco Inc.
6.70%       06/15/02                 550,000        544,296
6.125%      02/01/03                 140,000        135,194
7.375%      05/15/03                 200,000        197,202(b)
Natexis AMBS Co. LLC
8.44%       12/29/49                 335,000        320,052(b)
National Rural Utilities Cooperative
6.046%      04/15/03                 115,000        112,862
5.50%       01/15/05                 150,000        141,434
National Westminster Bank PLC
7.75%       04/29/49                 265,000        256,698
New Jersey Economic
   Development Authority
7.425%      02/15/29                 115,000        114,779
Newell Co.
6.35%       07/15/08                 195,000        186,872
News America Holdings Inc.
8.15%       10/17/36                 100,000         95,185
Noram Energy Corp.
6.375%      11/01/03                 140,000        136,825
Norfolk Southern Corp.
7.05%       05/01/37                  60,000         59,837
North Atlantic Energy Corp.
9.05%       06/01/02                 108,000        110,546
Northrop-Grumman Corp.
8.625%      10/15/04                 130,000        137,032
Occidental Petroleum Corp.
7.375%      11/15/08                 160,000        158,043
Paramount Communications Inc.
7.50%       01/15/02                 125,000        126,599
Pepsi Bottling Holdings Inc.
5.375%      02/17/04                 300,000        284,610(b)
5.625%      02/17/09                 135,000        121,435(b)
Philip Morris Cos. Inc.
7.25%       09/15/01                 120,000        121,122
6.95%       06/01/06                  95,000         95,385
7.20%       02/01/07                 100,000         98,946
7.65%       07/01/08                 375,000        378,701
Phillips Petroleum Co.
9.375%      02/15/11                 195,000        227,015
Pitney Bowes Credit Corp.
9.25%       06/15/08                 250,000        288,045
Principal Financial Group
8.20%       08/15/09                 150,000        150,567(b)
Procter & Gamble Co.
6.875%      09/15/09                 100,000        100,378
Quebec Province of Canada
5.67%       02/27/26                 890,000        888,403
7.50%       09/15/29                 100,000        100,073
Raytheon Co.
6.75%       08/15/07                 200,000        192,776
Republic of Columbia
8.66%       10/07/16                  75,000         64,500(b)

--------------
See Notes to Schedules of Investments and Financial Statements.

                                                            GE FIXED INCOME FUND


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Rohm & Haas Co.
6.95%       07/15/04              $  110,000    $   110,214(b)
7.85%       07/15/29                 105,000        106,642(b)
Safeway Inc.
5.75%       11/15/00                 130,000        128,946
7.50%       09/15/09                 125,000        125,065
Sprint Capital Corp.
5.70%       11/15/03                 120,000        114,590
6.875%      11/15/28                 720,000        652,709
St. George Funding Co.
8.485%      12/31/49                 345,000        285,032(b)
Stop & Shop Cos. Inc.
9.75%       02/01/02                  80,000         84,960
Sun Life Canada Capital Trust
8.526%      05/29/49                 335,000        319,972(b)
SunAmerica Inc.
5.60%       07/31/97                 485,000        338,205
Suntrust Bank Inc.
6.00%       01/15/28                 120,000        111,544
Tele-Communications Inc.
9.80%       02/01/12                 165,000        199,825
7.875%      08/01/13                 120,000        126,384
Teleglobe Canada Inc.
7.20%       07/20/09                 120,000        113,449
Tenet Healthcare Corp.
7.875%      01/15/03                 105,000        101,588
Texas Utilities Co.
5.94%       10/15/01                 675,000        665,530
Textron Inc.
6.375%      07/15/04                 165,000        162,393
Time Warner Entertainment Co. L.P.
10.15%      05/01/12                  75,000         89,712
Time Warner Inc.
7.25%       10/15/17                 250,000        239,575
Time Warner Pass-Through
   Asset Trust
6.10%       12/30/01                 280,000        278,468(b)
Tosco Corp.
7.625%      05/15/06                 105,000        106,063
Transamerica Capital
7.625%      11/15/37                 105,000         98,189
Turner Broadcasting Systems Inc.
8.375%      07/01/13                 160,000        169,208
TXU Eastern Funding Co.
6.45%       05/15/05                 385,000        364,402(b)
6.75%       05/15/09                 200,000        185,448(b)
Tyco International Group S.A.
6.25%       06/15/03                 255,000        247,044
6.125%      11/01/08                 160,000        147,874
7.00%       06/15/28                 135,000        123,071
Union Oil Co. of California
7.35%       06/15/09                 200,000        198,190
Union Pacific Corp.
7.00%       02/01/16                 600,000        554,238
United Illuminating Co.
6.25%       12/15/02                  50,000         48,752
United Parcel Service Inc.
8.375%      04/01/30                 115,000        127,417
US Airways Pass Through Trust
8.36%       07/20/20                 150,000        151,045
US West Capital Funding Inc.
6.875%      08/15/01                 250,000        249,657(b)
6.125%      07/15/02                  55,000         53,778
6.875%      07/15/28                  85,000         75,356



                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
US West Communications Inc.
5.625%      11/15/08              $  150,000  $     133,139
USA Waste Services Inc.
6.125%      07/15/01                 500,000        483,410(d)
USX Marathon Group
9.80%       07/01/01                 120,000        125,849
Viacom Inc.
7.75%       06/01/05                 250,000        253,500
Wal-Mart Stores Inc.
6.875%      08/10/09                 200,000        200,370
Waste Management Inc.
6.65%       05/15/05                 190,000        188,579
Westdeutsche Landesbank
6.75%       06/15/05                 200,000        196,384
Westinghouse Electric Corp.
8.875%      06/01/01                  75,000         77,162
Williams Cos. Inc.
6.125%      02/15/02                 235,000        231,689
Yale University
7.375%      04/15/96                  70,000         68,467

TOTAL CORPORATE NOTES
   (COST $30,965,824)                            29,524,552


NON-AGENCY MORTGAGE BACKED SECURITIES -- 6.8%

Amresco Commercial
   Mortgage Funding Corp.
6.73%       06/17/29                 133,181        132,848
Asset Securitization Corp.
6.50%       02/14/41                  98,368         97,507
Chase Commercial Mortgage
   Securities Corp.
6.39%       11/18/08                 714,000        679,973
Commercial Mortgage
   Acceptance Corp.
6.49%       05/15/08                 370,000        352,830
Credit Suisse First Boston
   Mortgage Securities Corp.
6.30%       11/11/30                 663,000        622,081
DLJ Commercial Mortgage Corp.
6.24%       11/12/31                 472,000        445,081
DLJ Mortgage Acceptance Corp.
6.41%       02/15/08                 462,000        436,445
6.65%       12/17/27                  50,611         50,437(b)
First Union Lehman Brothers-
   Bank of America
6.28%       06/18/07                 535,517        521,795
6.56%       11/18/08                 381,000        365,998
GMAC Commercial
   Mortgage Security Inc.
6.42%       08/15/08                 237,000        223,780
10.03%      08/15/23               4,273,500        169,604(d,g)
GS Mortgage Securities Corp.
6.86%       07/13/30                 207,000        206,677
Lehman Large Loan
6.79%       06/12/04                 125,166        124,814
Merrill Lynch Mortgage
   Investors Inc.
5.71%       01/15/02                 320,000        314,826
6.39%       02/15/30                 376,000        358,316
Mid State Trust
7.54%       07/01/35                  50,596         48,667

----------
See Notes to Schedules of Investments and Financial Statements.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999




                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Morgan Stanley Capital Inc.
6.86%       05/15/06             $   209,493   $    209,329(b)
6.52%       01/15/08                  79,000         76,260
6.21%       09/15/08                 777,000        732,687
9.92%       04/15/23               2,092,625         85,667(d)
6.01%       11/15/30                 261,752        252,754
6.48%       11/15/30                 462,000        443,664
10.04%      11/15/31               3,934,872        190,595(b,d,g)
Nationslink Funding Corp.
6.001%      11/20/07                 149,062        143,379
Sawgrass Finance REMIC Trust
6.45%       1/20/06                  100,000        100,047
Structured Asset Securities Corp.
5.989%      8/25/00                  702,216        701,777(b,m)
8.389%      4/25/27                  186,617        192,449
8.45%       2/25/28                1,095,932         55,824(d,g)
Vornado Finance Corp.
6.36%       12/01/00                 572,000        571,285(b)

TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
   (COST $9,279,662)                              8,907,396


NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.1%

BlackRock Capital Finance
7.22%       11/25/28                 456,000        434,554(b)
7.25%       11/25/28                 266,957        160,174(b)
Norwest Asset Securities Corp.
6.25%       12/25/28                 623,370        518,376
Salomon Brothers Mortgage
   Securities Inc.
7.00%       7/25/24                  165,212        147,093
7.00%       7/25/24                  222,551        201,166

TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $1,650,390)                              1,461,363


TOTAL BONDS AND NOTES
   (COST $129,115,326)                          125,100,005


                                        NUMBER
                                     OF SHARES         VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.6%
--------------------------------------------------------------------------------
CORPORATE PREFERRED -- 0.6%

Centaur Funding Corp.
   (Series B), 9.08%                     600        620,310(b)
TCI Communications Inc.,
   10.00%                              4,800        125,100

TOTAL PREFERRED STOCK
   (COST $782,329)                                  745,410


TOTAL INVESTMENTS IN SECURITIES
   (COST $129,897,655)                          125,845,415




                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 13.6%
--------------------------------------------------------------------------------

TIME DEPOSIT -- 6.1%

State Street Cayman Islands
5.375%      10/01/99              $7,967,601   $  7,967,601

U.S. GOVERNMENT AGENCIES -- 7.5%

Federal Home Loan Mortgage Corp.
5.20%       10/01/99               9,900,000      9,900,000(d)

TOTAL SHORT-TERM INVESTMENTS
   (COST $17,867,601)                            17,867,601


OTHER ASSETS AND LIABILITIES,
   NET (9.5)%                                   (12,420,380)
                                               -------------

NET ASSETS-- 100%                              $131,292,636
                                               =============

-----------
See Notes to Schedules of Investments and Financial Statements.

                                                   GE GOVERNMENT SECURITIES FUND

                      FIVE YEAR TREASURY NOTE YIELD HISTORY
                                4/1/98 -- 9/30/99

                               [LINE GRAPH OMITTED]
    9/99 5.8%
    8/99 5.79%
    7/99 5.86%
    6/99 5.71%
    5/99 5.60%
    4/99 5.25%
    3/99 5.2%
    2/99 5.29%
    1/99 4.6%
   12/98 4.63%
   11/98 4.53%
   10/98 4.23%
 10/1/98 4.08%

     HIGH 5.92%
      LOW 5.13%
     AVG. 4.08%

                               INVESTMENT PROFILE
                           A mutual fund designed for
                           investors who seek a high
                            level of current income
                           consistent with safety of
                             principal by investing
                            primarily in obligations
                                    insured
                              or guaranteed by the
                           U.S. Government or by its
                         agencies or instrumentalities.

                        * LIPPER PERFORMANCE COMPARISON
                     INTERMEDIATE U.S. GOVERNMENT PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 9/30/99

                    One     Five    Ten
                    Year    Year    Year
                    -----   -----   -----
  Number of
  Funds in
  peer group:        137     85      25
  Peer group
  average annual
  total return:    (1.50)%  6.45%   6.84%
  Lipper categories in peer group:
      INTERMEDIATE U.S. GOVERNMENT,
      INTERMEDIATE U.S. TREASURY

  * SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES

                            SEE NOTES TO PERFORMANCE.
                        PAST PERFORMANCE IS NO GUARANTEE
                               OF FUTURE RESULTS.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT


                                CLASS A SHARES++
                               [LINE GRAPH OMITTED]
       GE GOV'T SECURITIES        GE GOV'T SECURITIES W/LOAD    LB GOV'T
9/8/93     $10,000.00                    $10,000.00             $10,000.00
  9/93       9,903.09                      9,482.20              10,038.00
             9,609.14                      9,200.75               9,702.89
  9/94       9,084.41                      8,698.33               9,632.30
             9,365.20                      8,967.18              10,121.71
  9/95       9,978.59                      9,554.50              10,939.25
            10,155.47                      9,723.87              11,180.35
  9/96      10,352.80                      9,912.81              11,422.80
            10,601.57                     10,151.01              11,660.57
  9/97      11,329.33                     10,847.83              12,467.87
            11,788.54                     11,287.52              13,076.55
  9/98      12,646.00                     12,109.00              14,163.97
            12,481.59                     11,951.12              13,948.63
  9/99      12,391.64                     11,862.87              13,921.07

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                    ONE      FIVE     SINCE
                    YEAR     YEAR   INCEPTION
GE Gov't Securities (2.01)%  6.41%    3.60%
GE Gov't Securities
 w/load             (6.23)%  5.49%    2.86%
(maximum load-4.25%)
LB Gov't            (1.71)%  7.64%    5.59%

                                 CLASS B SHARES

                               [LINE GRAPH OMITTED]
     GE GOV'T SECURITIES    GE GOV'T SECURITIES W/LOAD      LB GOV'T
 9/89    $10,000.00                 $10,000.00           $10,000.00
 9/90     11,889.15                  11,889.15            10,694.57
 9/91     13,518.99                  13,518.99            12,349.74
 9/92     14,894.90                  14,894.90            13,945.92
 9/93     16,052.28                  16,052.28            15,491.19
 9/94     14,608.99                  14,608.99            14,865.09
 9/95     15,962.84                  15,962.84            16,882.04
 9/96     16,416.08                  16,416.08            17,628.30
 9/97     17,964.52                  17,964.52            19,241.10
 9/98     20,050.38                  20,050.38            21,858.61
 9/99     17,851.73                  17,851.73            21,483.76

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                    ONE     FIVE     TEN
                    YEAR    YEAR    YEAR
GE Gov't Securities (2.42)% 5.76%   5.97%
GE Gov't Securities
  w/load            (5.18)% 5.76%   5.97%
maximum load          3.0%   0.0%    0.0%
LB Gov't            (1.71)% 7.64%   7.95%

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999

                          GE GOVERNMENT SECURITIES FUND
                               [PIE CHART OMITTED]
                              MORTGAGE BACKED 41.1%
                             FEDERAL AGENCIES 34.1%
                              U.S. TREASURIES 15.4%
                                CASH & OTHER 6.2%
                                ASSET BACKED 3.2%



                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 93.8%
--------------------------------------------------------------------------------
U.S. TREASURIES -- 15.4%

U.S. Treasury Bonds
8.125%      08/15/19              $6,915,000 $    8,184,525(h)
8.125%      05/15/21              10,974,000     13,089,897(h)
5.25%       02/15/29               3,705,000      3,242,467(l)
                                                 24,516,889
U.S. Treasury Notes
5.00%       04/30/01                 988,000        978,891(h)
5.25%       05/31/01               2,122,000      2,109,077(h)
6.625%      04/30/02               2,500,000      2,554,300(h)
5.50%       03/31/03               1,310,000      1,297,516(h)
4.75%       02/15/04                 900,000        863,298(h)
7.00%       07/15/06              11,835,000     12,430,419(h)
5.50%       05/15/09               3,475,000      3,362,618(l)
                                                 23,596,119
TOTAL U.S. TREASURIES
   (COST $50,563,247)                            48,113,008


FEDERAL AGENCIES -- 34.1%

Federal Home Loan Bank
5.625%      03/19/01               2,430,000      2,418,603
5.875%      08/15/01                 775,000        771,970
                                                  3,190,573
Federal Home Loan Mortgage Corp.
5.125%      10/15/08               2,065,000      1,850,426
Federal National Mortgage Assoc.
11.875%     05/19/00              29,000,000     30,078,510
Financing Corp.
10.70%      10/06/17              28,165,000     39,061,193(h)
9.65%       11/02/18               2,020,000      2,600,427
                                                 41,661,620
Small Business Administration
8.15%       02/01/15               1,512,416      1,580,947
8.10%       03/01/15               7,534,012      7,867,157
7.60%       05/01/16               3,333,939      3,419,892
7.55%       06/01/16               7,023,439      7,197,928
7.70%       07/01/16               4,991,943      5,147,941
7.15%       03/01/17               4,435,336      4,473,452
                                                 29,687,317



                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
TOTAL FEDERAL AGENCIES
   (COST $106,612,241)                         $106,468,446


AGENCY MORTGAGE BACKED -- 33.7%

Federal Home Loan Mortgage Corp.
7.50%       02/01/07              $    59,927        60,826
7.50%       02/01/09 - 05/01/09       29,433         29,927
7.50%       09/01/09                  97,011         98,602
7.50%       06/01/10 - 12/01/10    4,053,779      4,118,820
7.50%       02/01/11 - 11/01/11    3,505,977      3,561,074
7.50%       01/01/12 - 07/01/12    3,413,298      3,466,295
9.00%       12/01/14               1,431,915      1,480,529
6.50%       08/01/25 - 12/01/25    6,226,957      6,012,665
6.50%       01/01/26               2,064,042      1,991,140
7.00%       12/01/26                  14,757         14,517
6.50%       02/01/27                 627,893        603,166
7.00%       07/01/29                 908,143        892,813
7.00%       TBA                    1,705,400      1,676,886(c)
                                                 24,007,260
Federal National Mortgage Assoc.
9.00%       06/01/09               1,685,244      1,777,522
7.50%       12/01/09               1,859,121      1,887,007
7.50%       02/01/14               2,926,628      2,970,527
9.00%       04/01/16               1,575,952      1,669,524
8.00%       12/01/17               1,536,847      1,577,174
9.00%       05/01/21 - 07/01/21    1,027,682      1,078,737
7.50%       12/01/23               2,379,123      2,395,468
7.00%       10/01/27 - 12/01/27    8,841,611      8,667,542
6.16%       08/07/28              14,800,000     13,398,588
7.50%       01/19/39               6,752,638      6,775,850
                                                 42,197,939
Government National Mortgage Assoc.
7.00%       03/15/12               3,647,447      3,662,256
9.00%       05/15/13                 140,863        148,422
9.50%       05/15/16 - 06/15/16       96,702        102,807
9.00%       07/15/16               1,994,463      2,105,395
9.50%       12/15/16                  61,434         65,311
9.50%       06/15/17 - 12/15/17    1,122,224      1,193,792
8.50%       05/15/21                  58,617         61,053
8.50%       10/15/22                   7,368          7,674
8.50%       03/15/23                 299,154        311,401
6.50%       05/15/23 - 12/15/23    3,973,921      3,833,563
6.50%       01/15/24 - 04/15/24    3,178,091      3,063,870
7.00%       08/15/25 - 10/15/25   10,250,102     10,083,537
7.00%       04/15/26               1,921,548      1,888,536
7.50%       05/15/27                 105,845        106,176
7.50%       06/15/28                 211,089        211,946(b)
7.50%       01/15/28 - 10/15/28   12,010,924     12,057,846
                                                 38,903,585

TOTAL AGENCY MORTGAGE BACKED
   (COST $107,412,513)                          105,108,784


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.1%

Federal National Mortgage Assoc.
6.00%       03/25/19               3,340,800      3,051,587
Federal National Mortgage Assoc. REMIC
3.50%       10/25/21              14,200,000     12,340,652
5.00%       01/25/23                 627,254        621,565
                                                 12,962,217

TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $15,265,852)                            16,013,804



-------------
See Notes to Schedules of Investments and Financial Statements.

                                GE GOVERNMENT SECURITIES FUND SEPTEMBER 30, 1999



                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
ASSET BACKED -- 3.2%

Ford Credit Auto Owner Trust
6.65%       10/15/03              $1,700,000  $   1,671,304
Green Tree Financial Corp.
10.28%      12/01/30               4,000,000      3,716,240(d)
NYC Mortgage Loan Trust
6.75%       06/25/06               4,830,578      4,762,648(b)

TOTAL ASSET BACKED
   (COST $10,384,647)                            10,150,192


NON-AGENCY MORTGAGE BACKED SECURITIES -- 0.6%

Structured Asset Securities Corp.
5.939%      06/15/15
   (COST $1,810,934)               1,810,934      1,809,802(b)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.7%

Norwest Asset Securities Corp.
7.25%       12/25/27               3,323,939      3,204,776
6.25%       12/25/28               2,382,307      1,981,055

TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $5,458,733)                              5,185,831


TOTAL INVESTMENTS IN SECURITIES
   (COST $297,508,167)                          292,849,867


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.7%
--------------------------------------------------------------------------------
TIME DEPOSIT -- 7.7%

State Street Cayman Islands
5.375%      10/01/99
   (COST $23,963,602)             23,963,602     23,963,602

OTHER ASSETS AND LIABILITIES,
   NET (1.5)%                                    (4,611,287)
                                               -------------


NET ASSETS-- 100%                              $312,202,182
                                               ============

-----------
See Notes to Schedules of Investments and Financial Statements.

                                                   GE SHORT-TERM GOVERNMENT FUND

                      TWO YEAR TREASURY NOTE YIELD HISTORY
                                4/1/98 -- 9/30/99
                               [LINE GRAPH OMITTED]

   9/99 5.46%
   8/99 5.59%
   7/99 5.44%
   6/99 5.39%
   5/99 5.32%
   4/99 5.03%
   3/99 4.99%
   2/99 5.15%
   1/99 4.64%
  12/98 4.6%
  11/98 4.54%
  10/98 4.22%
10/1/98 4.15%

        HIGH 5.59%
         LOW 4.15%
        AVG. 4.96%

                               INVESTMENT PROFILE
           A mutual fund designed for investors who seek a high level of income consistent with prudent investment management
            and the preservation of capital by investing primarily in
                     short-term U.S. Government securities.

                         * LIPPER PERFORMANCE COMPARISON
                   SHORT-TERM U.S. GOVERNMENT BOND PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 9/30/99

                    One Year   Five Year
                    --------   --------
   Number of
   Funds in
   peer group:         191        120

   Peer group
   average annual
   total return:      1.64%      5.74%

   Lipper categories in peer group:
      SHORT-TERM U.S. TREASURY, SHORT
      U.S. GOVERNMENT, SHORT-INTERMEDIATE U.S. GOVERNMENT

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES

                            SEE NOTES TO PERFORMANCE.
                        PAST PERFORMANCE IS NO GUARANTEE
                               OF FUTURE RESULTS.
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES+
                              [LINE GRAPH OMITTED]
       GE SHORT TERM GOV'T    GE SHORT TERM GOV'T W/LOAD    LB 1-3 YR.
3/2/94     $10,000.00               $10,000.00               $10,000.00
             9,942.80                 9,692.40                 9,949.00
  9/94      10,052.77                 9,799.56                10,049.39
            10,359.10                10,098.28                10,382.28
  9/95      10,831.26                10,558.48                10,871.71
            11,102.52                10,822.98                11,181.07
  9/96      11,370.47                11,084.22                11,488.39
            11,667.42                11,373.69                11,781.51
  9/97      12,117.11                11,812.06                12,279.88
            12,455.99                12,142.41                12,665.17
  9/98      13,009.00                12,681.07                13,253.24
            13,162.85                12,831.37                13,438.07
  9/99      13,336.61                13,000.76                13,677.51

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                             ONE   FIVE    SINCE
                             YEAR   YEAR  INCEPTION
GE Short-Term Gov't          2.52%   5.82%   5.29%
GE Short-Term Gov't w/load  (0.06)%  5.28%   4.81%
(maximum load-2.5%)
LB 1-3 Yr.                   3.19%   6.36%   5.76%

                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]

       GE SHORT TERM GOV'T    GE SHORT-TERM GOV'T W/LOAD     LB 1-3 YR.
3/2/94      $10,000.00           $10,000.00                  $10,000.00
              9,939.30             9,939.30                    9,949.00
9/94         10,019.58            10,019.58                   10,049.39
             10,285.38            10,285.38                   10,382.28
9/95         10,722.29            10,722.29                   10,871.71
             10,958.27            10,958.27                   11,181.07
9/96         11,189.26            11,189.26                   11,488.39
             11,447.24            11,447.24                   11,781.51
9/97         11,842.93            11,842.93                   12,279.88
             12,148.34            12,148.34                   12,665.17
9/98         12,652.00            12,652.00                   13,253.24
             12,763.36            12,763.36                   13,438.07
9/99         12,893.16            12,893.16                   13,677.51

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                             ONE     FIVE     SINCE
                             YEAR    YEAR   INCEPTION
GE Short-Term Gov't          1.91%   5.17%   4.66%
GE Short-Term Gov't w/load  (1.01)%  5.17%   4.66%
maximum load                  3.0%    0.0%    0.0%
LB 1-3 Yr.                   3.19%   6.36%   5.76%

                                 CLASS Y SHARES
                              [LINE GRAPH OMITTED]
       GE SHORT TERM GOV'T      LB 1-3 YR.
3/2/94    $10,000.00             $10,000.00
            9,964.81               9,949.88
 9/94      10,068.86              10,049.39
           10,379.78              10,382.28
 9/95      10,866.25              10,871.71
           11,152.31              11,181.07
 9/96      11,435.67              11,488.39
           11,748.92              11,781.51
 9/97      12,217.07              12,279.88
           12,574.67              12,665.17
 9/98      13,151.00              13,253.24
           13,335.26              13,438.07
 9/99      13,528.29              13,677.51

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                      ONE   FIVE    SINCE
                      YEAR   YEAR  INCEPTION
GE Short-Term Gov't   2.87%  6.08%   5.56%
LB 1-3 Yr.            3.19%  6.36%   5.76%

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999

                          GE SHORT-TERM GOVERNMENT FUND
                               [PIE CHART OMITTED]
                              U.S. TREASURIES 27.5%
                              MORTGAGE BACKED 26.4%
                             FEDERAL AGENCIES 20.8%
                               ASSET BACKED 11.7%
                              CORPORATE NOTES 6.9%
                                CASH & OTHER 6.7%



                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 93.3%
--------------------------------------------------------------------------------
U.S. TREASURIES -- 27.5% (H)

U.S. Treasury Notes
5.00%       02/28/01              $  780,000  $     773,908
4.875%      03/31/01                 385,000        381,031
5.00%       04/30/01                 181,000        179,331
5.25%       05/31/01                 354,000        351,844
5.75%       06/30/01                 950,000        951,340
5.50%       07/31/01               1,720,000      1,715,700
6.625%      03/31/02               1,599,000      1,632,483
5.875%      09/30/02               1,050,000      1,053,769
5.75%       11/30/02                 365,000        364,770

TOTAL U.S. TREASURIES
   (COST $7,480,623)                              7,404,176


FEDERAL AGENCIES -- 20.8%

Federal Home Loan Bank
5.625%      03/19/01                 910,000        905,732
5.875%      08/15/01               1,865,000      1,857,708
5.25%       04/25/02               1,360,000      1,331,943
                                                  4,095,383
Federal National Mortgage Assoc.
5.38%       01/16/01                 675,000        669,202
5.625%      03/15/01                 853,000        849,264
                                                  1,518,466

TOTAL FEDERAL AGENCIES
   (COST $5,670,821)                              5,613,849


AGENCY MORTGAGE BACKED -- 23.5%

Federal Home Loan Mortgage Corp.
5.929%      07/01/99                 212,881        211,351
5.00%       02/15/01               3,500,000      3,458,420
8.00%       08/01/03                 106,559        108,480
6.00%       12/01/08                  38,840         38,136(h)
                                                  3,816,387



                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Federal National Mortgage Assoc.
6.59%       03/25/02                $319,803  $     319,603
6.55%       09/17/04                  67,735         67,820
5.32%       11/17/06                  44,821         44,947(d)
9.00%       08/01/10                 168,083        177,537
9.00%       03/01/11                 726,233        758,006
                                                  1,367,913
Federal National Mortgage Assoc. REMIC
6.17%       05/25/14                 156,304        153,446
Government National Mortgage Assoc.
9.00%       08/15/09 - 12/15/09      446,651        469,461
9.50%       12/15/09                 479,292        514,639
                                                    984,100

TOTAL AGENCY MORTGAGE BACKED
   (COST $6,379,199)                              6,321,846


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.4%

Federal Home Loan Mortgage Corp.
6.25%       09/15/18                 100,254        100,253
Federal Home Loan
   Mortgage Corp. REMIC
30.01%      09/15/05                      82            547(d,g)
29.11%      07/15/06                     172          2,229(d,g)
                                                      2,776
Federal National
   Mortgage Assoc. REMIC
6.97%       11/25/06                   4,057          4,004(d,f)
7.00%       06/18/20                  10,460         10,441(b)
                                                     14,445

TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $118,294)                                  117,474


ASSET BACKED -- 11.7%

American Express Master Trust
5.375%      07/15/01                 142,000        141,245
AT&T Universal Card Master Trust
5.95%       10/17/02                 260,000        260,242
California Infrastructure
6.16%       06/25/03                 266,000        265,668
Capital Asset Research Funding L.P.
6.40%       12/15/04                  40,299         40,387
Carco Auto Loan Master Trust
5.65%       03/15/03                 266,000        264,545
Chemical Master Credit Card Trust I
5.55%       09/15/03                 350,000        347,700
Cit RV Trust
5.78%       07/15/08                 260,000        256,547
Citibank Credit Card Master Trust I
5.85%       04/10/03                  50,000         49,766
Discover Card Master Trust I
5.80%       09/16/03                 200,000        199,374
5.75%       10/16/03                 311,000        308,568
5.30%       08/15/04                 311,000        302,885
5.90%       10/15/04                 266,000        262,218
Green Tree Financial Corp.
6.90%       04/15/18                 136,320        136,447
Lehman FHA Title I Loan Trust
7.30%       05/25/17                  26,175         26,290
Premier Auto Trust
5.77%       01/06/02                 250,000        249,375
6.27%       04/08/03                  23,000         22,978

-----------
See Notes to Schedules of Investments and Financial Statements.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999



                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Provident Bank Home
   Equity Loan Trust
6.72%       01/25/13                 $29,538 $       29,260

TOTAL ASSET BACKED
   (COST $3,197,938)                              3,163,495


CORPORATE NOTES -- 6.9%

Bank One Corp.
6.40%       08/01/02                 100,000         99,366
Carnival Corp.
5.65%       10/15/00                 125,000        124,002
Conseco Inc.
6.40%       06/15/01                  40,000         39,217
Federated Department Stores Inc.
6.125%      09/01/01                 120,000        118,796
Fleet Credit Card LLC
6.45%       10/30/00                 250,000        250,140
Ford Motor Credit Co.
5.65%       10/15/01                 202,633        201,999
Kroger Co.
6.34%       06/01/01                 100,000         99,408(b)
LG&E Capital Corp.
5.75%       11/01/01                  50,000         49,304(b)
MCI Worldcom Inc.
6.125%      08/15/01                  50,000         49,716
Merrill Lynch & Co.
5.71%       01/15/02                 125,000        122,979
Monsanto Co.
5.375%      12/01/01                 250,000        243,786(b)
Republic of Columbia
8.75%       10/06/99                  50,000         50,000
Tyco International Ltd.
6.50%       11/01/01                 275,000        273,647
U.S. West Capital Funding Inc.
6.875%      08/15/01                  50,000         49,932(b)
USA Waste Services Inc.
6.125%      07/15/01                 100,000         96,682(d)

TOTAL CORPORATE NOTES
   (COST $1,890,164)                              1,868,974


NON-AGENCY MORTGAGE BACKED SECURITIES -- 2.2%

Asset Securitization Corp.
6.50%       02/14/41                 388,931        385,528
DLJ Mortgage Acceptance Corp.
5.595%      02/08/00                  52,748         52,715(b)
GS Mortgage Securities Corp.
6.94%       07/13/30                 137,033        137,932

TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
   (COST $583,892)                                  576,175


NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.3%

BlackRock Capital Finance
7.05%       12/25/08
     (COST $ 74,951)                  74,892         73,979(b)

TOTAL INVESTMENTS IN SECURITIES
   (COST $25,395,882)                            25,139,968



                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.0%
--------------------------------------------------------------------------------

TIME DEPOSIT -- 9.0%

State Street Cayman Islands
5.375%      10/01/99
   (COST $2,431,369)              $2,431,369     $2,431,369

OTHER ASSETS AND LIABILITIES,
   NET (2.3)%                                      (614,253)
                                                ------------

NET ASSETS-- 100%                               $26,957,084
                                                ============

-------------
See Notes to Schedules of Investments and Financial Statements.

                                                              GE TAX-EXEMPT FUND

Q&A

BARBARA A. BRINKLEY, A MANAGER OF BROWN BROTHERS HARRIMAN AND CO. ("BROWN BROTHERS") AND A MEMBER OF ITS U.S. BOND POLICY GROUP AND ITS FIXED INCOME CREDIT COMMITTEE, IS THE PORTFOLIO MANAGER OF THE GE TAX-EXEMPT FUND. MS. BRINKLEY HAS BEEN EMPLOYED BY BROWN BROTHERS SINCE 1976. TOTAL ASSETS UNDER BROWN BROTHERS MANAGEMENT EXCEED $34 BILLION. THROUGHOUT HER CAREER WITH BROWN BROTHERS, AND DURING HER PREVIOUS FOUR YEARS WITH AMERICAN RE-INSURANCE COMPANY, MS. BRINKLEY HAS SPECIALIZED AS A MUNICIPAL BOND CREDIT ANALYST, TRADER AND PORTFOLIO MANAGER. MS. BRINKLEY IS A MEMBER AND FORMER CHAIRPERSON OF THE MUNICIPAL ANALYSTS GROUP OF NEW YORK, AND IS A MEMBER OF THE FIXED INCOME ANALYSTS SOCIETY, INC. MS. BRINKLEY HOLDS A B.A. DEGREE FROM SMITH COLLEGE.


Q. HOW DID THE GE TAX-EXEMPT FUND'S BENCHMARK AND LIPPER PEERS PERFORM FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1999?
A. For the one-year period ended September 30, 1999, the Lehman Brothers 10-Year Municipal Index returned a negative 0.46%. Our Lipper peer group of 310 Intermediate Municipal Debt funds posted an average return of negative 0.94% for the same period. To see how your class of shares in the GE Tax-Exempt Fund compared to its benchmark, please refer to the following page.

Q.   WHY DID THE FUND UNDER- PERFORM ITS BENCHMARK?
A. During the period, we initially extended the fund's average maturity and duration, anticipating in the third quarter of 1998, that interest rates would decline as the economy slowed. In fact, economic activity remained surprisingly robust, leading the Federal Reserve to raise the rate for Federal Funds. Municipal interest rates rose sharply, which hurt our performance relative to the benchmark. In second quarter of 1999, we reduced the fund's average maturity and duration in the expectation that interest rates would rise further, as economic growth remained brisk. As interest rates rose further, the fund was rewarded for its more defensive posture. At the same time, our emphasis on high coupon securities benefited performance with greater tax-free income than the benchmark.

Q.   WHAT HAS YOUR INVESTMENT STRATEGY BEEN?
A. In the fall of 1998, we anticipated that the deterioration in foreign economies would lower U.S. growth prospects by reducing exports; keep inflation in check by reducing import prices; and that interest rates were likely to decline. To lock in the prevailing level of interest rates and to benefit from their expected decline, we extended the duration of the fund from 6.8 years to 7.3 years. Subsequently, in June, 1999, we anticipated that surprisingly strong U.S. economic growth would increase inflationary pressures and lead to higher interest rates. To protect against the price erosion of higher interest rates, we reduced the duration of the fund back to 6.7 years. We managed our sales transactions so as to avoid or minimize any net capital gains tax liability.

Q.   WHICH SECTORS HAVE YOU LIKED?
A. We prefer issues in the intermediate and longer intermediate maturity range (7 to 18 year), which we believe best balances opportunity and risk. These maturities lock in the higher tax-free yields of the upward sloping municipal yield curve, and will benefit the fund with capital appreciation as interest rates fall and roll down the yield curve over time. We emphasize call-protected premium coupon bonds and like issues that are fully backed by U.S. Government securities held in escrow by the bond trustee. These bonds are the highest credit quality and are immune to any changes in the issuer's economy or repayment ability. We seek to avoid using securities that do not pass our credit screens, that are subject to alternative minimum tax, or that are derivative securities.

Q.   WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED IT GOING
     FORWARD?
A. Going forward, we expect the U.S. economy's historically incompatible mix of strong growth and low inflation to keep upward pressure on interest rates. Accordingly, the fund is positioned with neutral duration and above-average income so as to benefit from these developments.

[PHOTO OF BARBARA A. BRINKLEY OMITTED]

                                                              GE TAX-EXEMPT FUND


--------------------------------------------------------------------------------
                                 QUALITY RATINGS
                              AT SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                              Percent of
Moody's/S&P Ratings**         Net Assets
--------------------------------------------------------------------------------
Aaa                             77.9%
Aa                              15.0%
A                                0.1%
Baa                              1.3%
NR/Other                         5.7%
--------------------------------------------------------------------------------
                               100.0%

**  MOODY'S INVESTORS SERVICES, INC./
   STANDARD & POOR'S ARE NATIONALLY
   RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

                               INVESTMENT PROFILE
                  A mutual fund designed for investors who seek
                   a high level of income exempt from Federal
                    income taxes while preserving capital by
                     investing primarily in investment-grade
                              municipal securities.

                         * LIPPER PERFORMANCE COMPARISON
                           INTERMEDIATE MUNICIPAL DEBT
                    PEER GROUP BASED ON AVERAGE ANNUAL TOTAL
                      RETURNS FOR THE PERIODS ENDED 9/30/99

                    One Year   Five Year
                    --------   --------
  Number of
  Funds in
  peer group:          310        208

  Peer group
  average annual
  total return:      (0.94)%     5.24%

  Lipper categories in peer group:
      INTERMEDIATE MUNICIPAL DEBT,
      INCLUDING SINGLE STATE FUNDS
  *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES

                            SEE NOTES TO PERFORMANCE.
                        PAST PERFORMANCE IS NO GUARANTEE
                               OF FUTURE RESULTS.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                CLASS A SHARES++
                              [LINE GRAPH OMITTED]
        GE TAX-EXEMPT   GE TAX-EXEMPT W/LOAD   LB GO MUNI BOND      LBMI
9/8/93   $10,000.00          $10,000.00             $10,000.00   $10,000.00
           9,724.93            9,311.62               9,710.26     9,725.44
  9/94     9,883.82            9,463.75               9,917.70     9,937.39
          10,427.05            9,983.90              10,446.56     10,456.70
  9/95    10,813.77           10,354.18              11,087.72     11,110.74
          11,110.74           10,638.54              11,372.75     11,383.93
  9/96    11,508.82           11,019.69              11,626.07     11,648.17
          11,833.68           11,330.75              11,966.21     11,976.14
  9/97    12,403.79           11,876.63              12,753.05     12,754.89
          12,705.81           12,165.81              13,221.72     13,219.66
  9/98    13,185.00           12,626.00              13,903.97     13,879.03
          13,271.20           12,707.64              14,062.38     14,048.47
  9/99    12,942.30           12,392.71              13,827.48     13,815.28

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                       ONE      FIVE    SINCE
                       YEAR     YEAR  INCEPTION
GE Tax-Exempt         (1.84)%   5.54%   4.35%
GE Tax-Exempt w/load  (6.05)%   4.62%   3.60%
(maximum load-4.25%)
LBMI                  (0.46)%   6.81%   5.45%
LB GO Muni Bond       (0.55)%   6.87%   5.47%

                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]
         GE TAX-EXEMPT    GE TAX-EXEMPT W/LOAD   LB GO MUNI BOND   LBMI
9/8/93      $10,000.00        $10,000.00           $10,000.00   $10,000.00
              9,682.67          9,682.67             9,710.26     9,725.44
9/94          9,826.66          9,826.66             9,917.70     9,937.39
             10,366.28         10,366.28            10,446.56    10,456.70
9/95         10,759.89         10,759.89            11,087.72    11,110.74
             11,045.21         11,045.21            11,372.75    11,383.93
9/96         11,450.52         11,450.52            11,626.07    11,648.17
             11,763.04         11,763.04            11,966.21    11,976.14
9/97         12,305.35         12,305.35            12,753.05    12,754.89
             12,573.35         12,573.35            13,221.72    13,219.66
9/98         13,000.00         13,000.00            13,903.97    13,879.03
             13,052.01         13,052.01            14,062.38    14,048.47
9/99         12,695.20         12,695.20            13,827.48    13,815.28

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                      ONE     FIVE    SINCE
                     YEAR     YEAR  INCEPTION
GE Tax-Exempt        (2.34)%  5.26%   4.01%
GE Tax-Exempt w/load (5.17)%  5.26%   4.01%
maximum load           3.0%    0.0%    0.0%
LBMI                 (0.46)%  6.81%   5.45%
LB GO Muni Bond      (0.55)%  6.87%   5.47%

                                 CLASS Y SHARES
                              [LINE GRAPH OMITTED]
               GE TAX-EXEMPT      LB GO MUNI BOND        LBMI
9/26/97         $10,000.00         $10,000.00          $10,000.00
  12/97          10,175.00          10,254.73           10,258.81
   3/98          10,291.00          10,367.49           10,364.39
   6/98          10,441.00          10,528.43           10,521.39
   9/98          10,744.00          10,902.46           10,881.35
  12/98          10,783.15          10,974.55           10,952.20
   3/99          10,838.44          11,026.67           11,014.18
   6/99          10,604.48          10,768.28           10,762.63
   9/99          10,596.54          10,842.48           10,831.36

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                      ONE      SINCE
                     YEAR    INCEPTION
GE Tax-Exempt       (1.37)%    2.92%
LBMI                (0.46)%    4.07%
LB GO Muni Bond     (0.55)%    4.13%

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999

                               GE TAX-EXEMPT FUND
                               [PIE GRAPH OMITTED]
                                 UTILITIES 23.0%
                               WATER & SEWER 15.2%
                                  HOUSING 10.6%
                               TRANSPORTATION 9.7%
                                 EDUCATION 9.7%
                                 SALES TAX 9.5%
                                  HOSPITAL 9.5%
                            GENERAL OBLIGATIONS 5.6%
                               RESERVES/OTHER 2.7%
                                    CASH 2.3%
                                   LEASE 2.2%



                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 97.6%
--------------------------------------------------------------------------------
ARKANSAS -- 3.8%

Arkansas Housing Development
   Agency Rev. - Housing
8.375%      07/01/10                $400,000   $    475,508(i)
5.793%      07/01/11                 315,000        399,877(i)
Pulaski County Arkansas
   Hospital Rev. - Health
9.25%       03/01/10                 195,000        238,198(i)
                                                  1,113,583

CALIFORNIA -- 4.8%

Sacramento California Utility
   Rev. - Electric Utility
9.00%       04/01/13                 840,000      1,081,307(i)
San Diego California
   Hospital Rev. - Health
8.875%      02/01/11                 290,000        352,608(i)
                                                  1,433,915

COLORADO -- 2.3%

Colorado Springs Colorado
   Utility Rev. - Electric Utility
8.50%       11/15/11                 100,000        123,901(i)
Denver Colorado City & County,
   Housing Finance Authority -
   Housing
7.00%       08/01/10                 510,000        566,365(i)
                                                    690,266
[ICON OMITTED] CONNECTICUT -- 6.0%

Connecticut State Health &
   Educational Fac. Auth.
   Rev. - Health
5.50%       07/01/12                 500,000        507,410(k)
7.00%       07/01/12                 765,000        850,596(i)
Connecticut State Housing Finance
   Auth. Rev. - Housing
6.05%       05/15/14                 410,000        417,983
                                                  1,775,989



                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
FLORIDA -- 3.4%

Dade County Florida Special
   Obligation - Special Tax
8.625%      12/01/07                $385,000   $    465,584(i,k)
Florida State Broward County G.O.
10.00%      07/01/14                 235,000        334,664
Gainesville Florida Utilities
   Systems Rev. - Electric Utility
8.125%      10/01/14                 175,000        204,101(i)
                                                  1,004,349

GEORGIA -- 3.2%

Clarke County Georgia Hospital
   Auth. Rev. - Health
9.875%      01/01/06                  80,000         97,722(i,k)
Columbus Georgia Medical
   Center Hospital Auth. Rev. -
   Health
7.75%       07/01/10                 305,000        354,682(i)
Metropolitan Rapid Transportation
   Auth. - Transportation
7.00%       07/01/11                 415,000        479,715(i)
                                                    932,119

IDAHO -- 2.9%

Idaho Falls Idaho Electric Rev. -
   Electric Utility
10.375%     04/01/13                 640,000        860,038

ILLINOIS -- 0.1%

Chicago Illinois Motor Fuel
   Tax Rev. - Sales Tax
6.50%       01/01/01                  20,000         20,580(j,k)
Chicago Illinois Wastewater
   Treatment Rev. - Water & Sewer
6.30%       01/01/03                  20,000         21,501(j,k)
                                                     42,081

INDIANA -- 3.2%

Indiana State Toll Road
   Commission Rev. - Transportation
9.00%       01/01/15                 335,000        453,302
Indiana University Rev. - Education
6.00%       11/15/14                 290,000        301,278
Purdue University Rev. - Education
5.25%       07/01/11                 200,000        200,418
                                                    954,998

IOWA -- 3.9%

Muscatine Iowa Electric Rev. -
   Electric Utility
9.70%       01/01/13                 865,000      1,144,568(i)

LOUISIANA -- 3.8%

Jefferson Parish Louisiana
   Hospital Rev. - Health
7.25%       01/01/09                 590,000        654,511(i)


-------------
See Notes to Schedules of Investments and Financial Statements.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999


                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
Louisiana Stadium & Expo District
   Hotel Occupancy Tax Rev.
   (Series B) - Special Tax
5.25%       07/01/17                $500,000   $    472,105
                                                  1,126,616

MAINE -- 0.0%

Maine Municipal Bond Bank G.O.
7.10%       11/01/99                  10,000         10,228(j)
[ICON OMITTED] MASSACHUSETTS -- 10.8%

Massachusetts State G.O.
6.75%       08/01/09                  90,000         95,557(k)
5.25%       08/01/15                 750,000        725,287
Massachusetts State Port
   Auth. Rev. - Trans.
13.00%      07/01/13               1,035,000      1,634,110(i)
5.50%       07/01/17                 750,000        732,090
                                                  3,187,044
[ICON OMITTED] MICHIGAN -- 5.8%

Michigan Municipal Bond Auth.
   Rev. Drinking Water Revolving
   Fund - Water & Sewer
5.25%       12/01/11                 500,000        501,850
5.25%       10/01/14                 500,000        488,590
Michigan State Hospital Finance
   Auth. Rev. - Health
9.00%       05/01/08                 595,000        731,648(i)
                                                  1,722,088

MISSISSIPPI -- 2.1%

Mississippi State G.O.
6.20%       02/01/08                 580,000        629,190(i)

MISSOURI -- 0.1%

Lees Summit Missouri Water &
   Sewer Rev. - Water & Sewer
10.00%      07/01/00                  20,000         20,922(j,k)

NEW JERSEY -- 4.1%

Atlantic City New Jersey
   Improvement Auth. Rev. - Lease Rev.
7.40%       03/01/12                 325,000        380,692(k)
Atlantic County New Jersey
   Improvement Auth. - Lease Rev.
7.40%       07/01/16                 175,000        208,591(i,k)
Delaware River Port Authority
6.50%       01/15/11                 315,000        340,294(i)
New Jersey State Tpke. Auth.
   Rev. - Trans.
6.50%       01/01/16                 250,000        278,383(k)
                                                  1,207,960



                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
[ICON OMITTED] NEW YORK -- 8.3%

Erie County New York Water Auth.
   Rev. - Water & Sewer
6.00%       12/01/08                $400,000   $    425,416(i,k)
Long Island Power Authority New
   York Electric System -
   Electric Utility
5.75%       12/01/24                 200,000        195,432
New York New York G.O.
3.95%       08/15/20                 500,000        500,000(m)
3.95%       08/15/19                 200,000        200,000(m)
New York State Dormitory
   Auth. Rev. - Education
7.50%       05/15/11                 165,000        190,818
5.20%       02/15/16                 200,000        184,802
7.375%      07/01/16                 640,000        763,136(i)
                                                  2,459,604

NORTH CAROLINA -- 5.2%

North Carolina Municipal Power
   Rev. - Electric Utility
10.50%      01/01/10               1,175,000      1,534,374(i)

OHIO -- 3.6%

Columbus Ohio G.O.
6.00%       07/01/08                  50,000         53,131
Ohio State Higher Educational
   Rev. - Education
6.00%       05/15/09                 550,000        582,950(k)
Ohio State Water Development
   Auth. Rev. - Water & Sewer
7.00%       12/01/09                 385,000        432,455(i,k)
                                                  1,068,536
[ICON OMITTED] PENNSYLVANIA -- 12.4%

Allegheny County Pennsylvania
   Hospital Development
   Rev. - Health
7.375%      07/01/12                 365,000        422,301(i)
Pennsylvania Intergovernmental
   Co-op. - Special Tax
5.60%       06/15/15                 500,000        520,375(k)
Philadelphia Pennsylvania School
   District (Series A) - Education
5.25%       04/01/16                 250,000        238,713(k)
Pittsburgh Pennsylvania Water &
   Sewer Rev. - Water & Sewer
7.25%       09/01/14               1,055,000      1,223,578(i)
Pittsburgh Pennsylvania Water &
   Sewer Systems Rev. - Water & Sewer
6.00%       09/01/16                 290,000        304,674(i,k)
Southeastern Pennsylvania
   Transportation Authority
   Pennsylvania (Series A) - Trans.
5.25%       03/01/17               1,000,000        949,070(k)
                                                  3,658,711

------------
See Notes to Schedules of Investments and Financial Statements.

                                           GE TAX-EXEMPT FUND SEPTEMBER 30, 1999



                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
TEXAS -- 4.8%

Houston Texas Sewer Systems Rev. -
   Water & Sewer
9.375%      10/01/13              $1,065,000     $1,432,106(i,k)

WASHINGTON -- 0.1%

Snohomish County Washington
   Public Utility Rev. - Electric Utility
6.375%      01/01/05                  20,000         21,546(i)

PUERTO RICO -- 2.9%

Puerto Rico Commonwealth
   Aquaduct & Sewer Rev. -
   Water & Sewer
10.25%      07/01/09                 660,000        851,756(i)

TOTAL INVESTMENTS IN SECURITIES
   (COST $29,337,110)                            28,882,587




                                       NUMBER
                                      OF SHARES        VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.3%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $97,256)                     97,256         97,256

OTHER ASSETS AND LIABILITIES,
   NET 2.1%                                         611,122
                                                -----------

NET ASSETS-- 100%                               $29,590,965
                                                ===========

------------
See Notes to Schedules of Investments and Financial Statements.

[ICON OMITTED] ICONS REPRESENT THE TOP FIVE STATE WEIGHTINGS IN THE GE
               TAX-EXEMPT FUND AS OF SEPTEMBER 30, 1999.

                                                              GE HIGH YIELD FUND

Q&A

ROBERT E. ANGEVINE (PICTURED ON THE LEFT), THOMAS L. BENNETT AND STEPHEN F. ESSER (PICTURED ON THE RIGHT) OF MILLER ANDERSON & SHERRERD, LLP ("MAS") ARE CO-PORTFOLIO MANAGERS OF THE GE HIGH YIELD FUND. MAS, WITH $21.2 BILLION IN ASSETS UNDER MANAGEMENT, IS A WHOLLY-OWNED SUBSIDIARY OF MORGAN STANLEY DEAN WITTER & CO. AND THE FUND'S SUB-ADVISOR. MR. ANGEVINE, A PRINCIPAL AT MAS, HAS MORE THAN 18 YEARS OF INVESTMENT EXPERIENCE AND HAS BEEN MANAGING HIGH YIELD BOND PORTFOLIOS SINCE 1988. PRIOR TO JOINING MAS IN 1996, MR. ANGEVINE WAS EMPLOYED BY MORGAN STANLEY & CO. INC. PAST POSITIONS INCLUDE MANAGING DIRECTOR AT PRUDENTIAL INSURANCE, TREASURY ANALYST AT SCHERING-PLOUGH CORP., AND EUROPEAN AMERICAN BANK. HE HOLDS A B.A. IN ECONOMICS FROM LAFAYETTE COLLEGE AND A M.B.A. FROM FAIRLEIGH DICKINSON UNIVERSITY.

MR. BENNETT, A MANAGING DIRECTOR OF MAS, HAS MORE THAN 19 YEARS OF INVESTMENT EXPERIENCE AND HAS BEEN MANAGING HIGH YIELD BOND PORTFOLIOS SINCE 1989. PRIOR TO JOINING MAS IN 1984, MR. BENNETT SERVED AS PORTFOLIO MANAGER AT E.I. DU PONT DE NEMOURS & CO. MR. BENNETT IS A CHARTERED FINANCIAL ANALYST AND A TRUSTEE FOR THE HAVERFORD SCHOOL. HE HOLDS A B.S. IN CHEMISTRY AND A M.B.A. FROM THE UNIVERSITY OF CINCINNATI. MR. ESSER, A MANAGING DIRECTOR OF MAS, HAS MORE THAN 13 YEARS OF INVESTMENT EXPERIENCE AND HAS BEEN MANAGING HIGH YIELD BOND PORTFOLIOS SINCE 1989. PRIOR TO JOINING MAS IN 1988, MR. ESSER SERVED AS ASSISTANT VICE PRESIDENT, FIXED INCOME GROUP AT KIDDER, PEABODY & CO. AND AS CREDIT ANALYST AT FIRST NATIONAL BANK OF MARYLAND. MR. ESSER IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. HE HOLDS A B.S. (SUMMA CUM LAUDE) FROM THE UNIVERSITY OF DELAWARE.

Q. HOW DID THE GE HIGH YIELD FUND'S BENCHMARK PERFORM FOR THE PERIOD FROM THE FUND'S INCEPTION (DECEMBER 31, 1998) THROUGH SEPTEMBER 30, 1999?
A. During the period from inception of the fund (December 31, 1998) through September 30, 1999, the Salomon High Yield Index posted a return of negative 0.71%. To see how your class of shares in the GE High Yield Fund performed compared to its benchmark, please refer to page 76.

Q.  WHAT CONTRIBUTED TO THE PERFORMANCE OF THE FUND?
A. Adjusting for expenses, the fund exceeded the market benchmark primarily due to an overweight position in the telecommunications sector and exposure to emerging market securities, which were both strong performers over the past year. The fund benefited from merger and investment activity in the telecommunications and cable sectors that have been very favorable for credit quality. The emerging market sector has rebounded after the Russia crisis last year. The fund also did a much better job in avoiding problem credits than the market averages. The major negative contributor to the performance was the bond market rally at the time the fund began operations. The fund commenced its public offering in late January and was not able to take advantage of the high yield market rally occuring early in the year.

Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN?
A. The high-yield investment team utilizes a disciplined, total return-oriented process to actively manage a diversified high-yield portfolio. To identify the most efficient portfolio, the team engages in fundamental analysis and valuation of high-yield securities. Individual securities are compared on the basis of option and credit-risk-adjusted expected return. Several high-yield investment beliefs guide our process. We believe that the keys to successful high-yield management are: superior, forward-looking credit analysis; a consistent, disciplined investment process; a value focus; and careful control of overall interest-rate risk and economic sensitivity, as well as the integration of investment themes drawn from the firm's financial-market research.

Q.  WHICH SECTORS DO YOU LIKE?
A. The two sectors where we found the most value and have our highest allocations to are telecommunications and emerging markets. The telecommunications sector has been performing well due to good fundamentals, along with a high level of merger and investment activity which has boosted credit quality. Emerging markets debt has had good performance this year as it has rebounded nicely from the Russia crisis last year. We continue to feel that these sectors represent good value and will continue to overweight them versus the benchmark.

Q.  WHAT IS THE OUTLOOK FOR THE HIGH YIELD BOND MARKET?
A. We have a very positive outlook for the high-yield market for the coming year. Several technical factors contributed to the lackluster performance of high-yield bonds this year including: a high level of new issues in the market, negative net cash flows into high-yield mutual funds, and dealers were under pressure to keep inventories down. We feel these factors have created a good buying opportunity and prices should improve over the next year.

           [PHOTO OF ROBERT E. ANGEVINE AND STEPHEN F. ESSER OMITTED]

                                                              GE HIGH YIELD FUND


--------------------------------------------------------------------------------
                                 QUALITY RATINGS
                              AT SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

Moody's/                      Percent of
S&P Ratings**                 Net Assets
--------------------------------------------------------------------------------
BBB                                 2.8%
BB                                 32.7%
B                                  49.1%
CCC                                 5.1%
NR                                  2.6%
Other                               7.7%
--------------------------------------------------------------------------------
                                  100.0%

** MOODY'S INVESTORS SERVICES, INC./
   STANDARD & POOR'S ARE NATIONALLY
   RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

                               INVESTMENT PROFILE
              A mutual fund designed for investors who seek above-
        average total return over a market cycle of three to five years, consistent with reasonable risk,
                           by investing primarily in
                  high yield securities (including bonds rated
                            below investment grade).

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES+
                              [LINE GRAPH OMITTED]
              GE HIGH YIELD    GE HIGH YIELD W/LOAD   SALOMON HIGH YIELD
12/31/98      $10,000.00        $10,000.00              $10,000.00
    1/99       10,058.16          9,630.69               10,149.80
    2/99       10,012.08          9,586.57               10,064.54
    3/99       10,188.53          9,755.52               10,149.59
    4/99       10,371.84          9,931.04               10,362.12
    5/99       10,087.45          9,658.74               10,199.43
    6/99       10,100.18          9,670.93               10,177.00
    7/99       10,097.44          9,668.30               10,199.38
    8/99       10,039.37          9,612.70               10,078.01
    9/99       10,053.27          9,629.57                9,928.86

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                       SINCE
                     INCEPTION
GE High Yield Fund      0.53%
GE High Yield Fund
  w/load               (3.70)%
(maximum load-4.25%)
Salomon High Yield     (0.71)%

                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]
          GE HIGH YIELD    GE HIGH YIELD W/LOAD     SALOMON HIGH YIELD MARKET
12/31/98    $10,000.00        $10,000.00              $10,000.00
1/99         10,052.40         10,052.40               10,149.80
2/99         10,000.51         10,000.51               10,064.54
3/99         10,170.37         10,170.37               10,149.59
4/99         10,357.18         10,357.18               10,362.12
5/99         10,066.96         10,066.96               10,199.43
6/99         10,073.53         10,073.53               10,177.00
7/99         10,064.55         10,064.55               10,199.38
8/99          9,989.60          9,989.60               10,078.01
9/99          9,997.31          9,711.41                9,928.86

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                       SINCE
                     INCEPTION
GE High Yield Fund    (0.03)%
GE High Yield Fund
  w/load              (2.89)%
maximum load            3.0%
Salomon High Yield    (0.71)%

                                 CLASS Y SHARES
                              [LINE GRAPH OMITTED]
             GE HIGH YIELD FUND    SALOMON HIGH YIELD
 12/31/98       $10,000.00           $10,000.00
   1/99          10,060.13            10,149.80
   2/99          10,015.94            10,064.54
   3/99          10,194.62            10,149.59
   4/99          10,390.34            10,362.12
   5/99          10,107.88            10,199.43
   6/99          10,122.75            10,177.00
   7/99          10,122.31            10,199.38
   8/99          10,055.40            10,078.01
   9/99          10,071.41             9,928.86

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999

                               GE HIGH YIELD FUND
                              [PIE GRAPH OMITTED]
                              COMMUNICATIONS 23.6%
                      SOVEREIGN AND EMERGING MARKETS 14.2%
                                 CONSUMER 14.1%
                                INDUSTRIAL 11.2%
                               CASH & OTHER 10.7%
                                 HEALTHCARE 6.7%
                                   RETAIL 6.0%
                                   CABLE 4.9%
                                   ENERGY 3.0%
                              BASIC MATERIALS 2.7%
                                REAL ESTATE 1.6%
                                 UTILITIES 1.3%


                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 89.7%
--------------------------------------------------------------------------------
CABLE -- 4.9%

CSC Holdings Inc.
7.25%       07/15/08                $260,000   $    249,400
Lenfest Communications Inc.
8.38%       11/01/05                 200,000        207,610
NTL Inc. (Series B)
10.75%      04/01/08                 275,000        296,539(d)
Rogers Cablesystems Ltd.
10.13%      09/01/12                 320,000        345,600

TOTAL CABLE
   (COST $1,145,705)                              1,099,149


CHEMICALS -- 1.0%

ISP Holdings Inc. (Series B)
9.00%       10/15/03
   (COST $242,342)                   235,000        229,712


[ICON OMITTED] COMMUNICATIONS -- 23.6%

Adelphia Communications Corp.
7.50%       01/15/04                 195,000        182,812
8.375%      02/01/08                 125,000        116,875
7.75%       01/15/09                 150,000        135,188
American Celluar Corp.
10.50%      05/15/08                 160,000        164,800
AMSC Acquisition Co. Inc.
12.25%      04/01/08                  75,000         53,250
Centennial Cellular Corp.
10.75%      12/15/08                 150,000        156,563
Dobson Communications Corp.
11.75%      04/15/07                 165,000        174,075
Dolphin Telecom PLC
14.00%      05/15/09                 425,000        170,000(b,d)
EchoStar DBS Corp.
9.38%       02/01/09                 215,000        211,506
Esprit Telecom Group PLC
11.00%      06/15/08                 290,000        161,716



                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
Global Crossings Holdings Ltd.
9.625%      05/15/08                $160,000     $  164,400
Globalstar LP/Capital
11.38%      02/15/04                 175,000        113,750
Hermes Europe Railtel BV
11.50%      08/15/07                 195,000        196,950
Hyperion Telecommunications
   Inc. (Series B)
13.00%      04/15/03                 190,000        159,600(d)
Intermedia Communications Inc.
8.60%       06/01/08                 405,000        351,337
Iridium LLC/Capital Corp.
   (Series A)
13.00%      07/15/05                 225,000         23,625(n)
Metromedia Fiber Network Inc.
10.00%      11/15/08                 150,000        145,500
Nextel Communications Inc.
9.95%       02/15/08               1,000,000        695,000(d)
Nextlink Communications Inc.
10.75%      11/15/08                 200,000        201,250
Primus Telecommunications Group
11.25%      01/15/09                 220,000        209,000
PSINet Inc. (Series B)
10.00%      02/15/05                 150,000        144,000
11.00%      08/01/09                  65,000         64,025(b)
RCN Corp. (Series B)
11.125%     10/15/07                 325,000        211,250(d)
Rhythms Netconnections
13.50%      05/15/08                 230,000        114,425(d)
RSL Communications PLC
10.125%     03/01/08                 500,000        281,250(d)
12.00%      11/01/08                 275,000        272,250
Tele1 Europe BV
13.00%      05/15/09                 155,000        161,629
Viatel Inc.
12.50%      04/15/08                 200,000        114,000(d)
Wam Net Inc. (Series A)
13.25%      03/01/05                 175,000        104,344(d)

TOTAL COMMUNICATIONS
   (COST $5,574,485)                              5,254,370


ENERGY -- 3.0%

CMS Energy Corp.
7.50%       01/15/09                 250,000        230,662(h)
Husky Oil Ltd.
8.90%       08/15/28                 115,000        110,105
Synder Oil Corp.
8.75%       06/15/07                 225,000        222,469
Vintage Petroleum Inc.
8.63%       02/01/09                  35,000         33,687
9.75%       06/30/09                  70,000         71,575

TOTAL ENERGY
   (COST $682,623)                                  668,498


FOOD AND BEVERAGES -- 1.0%

Smithfield Foods Inc.
7.63%       02/15/08
   (COST $240,884)                   250,000        225,000

-----------
See Notes to Schedules of Investments and Financial Statements.

GE HIGH YIELD FUND


                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
[ICON OMITTED] GAMING -- 7.6%

Harrahs Operating Co. Inc.
7.88%       12/15/05                $650,000    $   622,375(h)
Horseshoe Gaming Holding
8.63%       05/15/09                 220,000        209,550(b)
International Game Technology
8.38%       05/15/09                 220,000        210,560
Park Place Entertainment Corp.
7.88%       12/15/05                 250,000        235,937
Station Casinos Inc.
10.13%      03/15/06                 400,000        411,000

TOTAL GAMING
   (COST $1,764,018)                              1,689,422



[ICON OMITTED] GENERAL INDUSTRIAL -- 10.2%

Applied Power Inc.
8.75%       04/01/09                 100,000         93,500
Axia Inc.
10.75%      07/15/08                  85,000         78,625(h)
Hayes Lemmerz International Inc.
8.25%       12/15/08                 225,000        198,000
Huntsman ICI Chemicals LLC
10.125%     07/01/09                 125,000        130,346
10.125%     07/01/09                 100,000         97,500(b)
Lyondell Chemical Co. (Series A)
9.63%       05/01/07                 190,000        189,288
National Steel Corp. (Series A)
9.88%       03/01/09                 210,000        207,900
Norcal Waste Systems Inc.
13.50%      11/15/05                 195,000        208,650
Nortek Inc. (Series B)
8.88%       08/01/08                 490,000        463,050
Sequa Corp.
9.00%       08/01/09                 110,000        108,075
Stater Brothers Holdings Inc.
10.75%      08/15/06                 170,000        173,400(b)
Tembec Industries Inc.
8.63%       06/30/09                 100,000         98,000
USA Waste Services Inc.
7.13%       10/01/07                  30,000         26,833
7.13%       12/15/17                  50,000         41,211
Waste Management Inc.
7.00%       10/15/06                  45,000         40,642
7.65%       03/15/11                 120,000        109,516

TOTAL GENERAL INDUSTRIAL
   (COST $2,355,115)                              2,264,536



[ICON OMITTED]  HEALTHCARE -- 6.7%

Columbia/HCA Healthcare
6.91%       06/15/05                 875,000        788,189(h)
7.58%       09/15/25                 100,000         79,851
Fresenius Medical Capital Trust II
7.88%       02/01/08                 165,000        151,800
Tenet Healthcare Corp.
8.63%       01/15/07                 500,000        476,250

TOTAL HEALTHCARE
   (COST $1,622,342)                              1,496,090




                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
HOTELS/LODGING/RESTAURANTS -- 2.9%

Hilton Hotels Corp.
7.95%       04/15/07                $200,000   $    190,979
HMH Properties (Series A)
7.88%       08/01/05                 300,000        276,000
Host Marriott Travel
   Plazas Inc. (Series B)
9.50%       05/15/05                 175,000        182,000

TOTAL HOTELS/LODGING/RESTAURANTS
   (COST $685,327)                                  648,979


MEDIA AND ENTERTAINMENT -- 2.6%

Chancellor Media Corp.
9.00%       10/01/08
   (COST $611,848)                   575,000        583,625(h)

METALS -- 1.7%

Impress Metal
   Packaging Holdings
9.88%       05/29/07                 265,000        152,821
Murrin Murrin Holdings Ltd.
9.38%       08/31/07                 255,000        225,675

TOTAL METALS
   (COST $394,016)                                  378,496


PACKAGING -- 1.0%

Norampac Inc.
9.50%       02/01/08
   (COST $217,178)                   210,000        213,150

REAL ESTATE / BUILDING -- 1.6%

American Standard Inc.
7.125%      06/01/06                 155,000        159,361
D.R. Horton Inc.
8.00%       02/01/09                 220,000        195,800

TOTAL REAL ESTATE / BUILDING
   (COST $382,647)                                  355,161


RETAIL -- 6.0%

Dillon Read Structured
   Finance (Class A)
6.66%       08/15/10                 252,239        230,455
DR Structured Finance Corp.
8.38%       08/15/15                 435,000        415,389
HMV Media Group PLC
10.25%      05/15/08                 400,000        392,000
Musicland Group Inc.
9.00%       06/15/03                 300,000        291,000

TOTAL RETAIL
   (COST $1,374,910)                              1,328,844

----------
See Notes to Schedules of Investments and Financial Statements.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999



                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
[ICON OMITTED] SOVEREIGN AND EMERGING MARKETS -- 14.2%

AST Research Inc.
7.45%       10/01/02                $300,000   $    288,402(b)
Bayan Telecommunications
13.50%      07/15/06                 250,000        236,250(b)
CTI Holdings S.A.
11.50%      04/15/08                 250,000        123,750(d)
Glencore Nickel Property Ltd.
9.00%       12/01/14                  60,000         51,150
Indah Kiat Finance Mauritius
10.00%      07/01/07                 575,000        313,375
Multicanal S.A. (Series E)
13.125%     04/15/09                 220,000        206,952(b)
Netia Holdings II BV
13.50%      06/15/09                 175,000        185,743
Occidente Y Caribe Celular
   S.A. (Series B)
14.00%      03/15/04                 275,000        149,875(d)
Pacifica Papers Inc.
10.00%      03/15/09                 220,000        222,475
Philippine Long Distance
   Telephone Co.
7.85%       03/06/07                  55,000         46,888
PTC International Finance BV
10.75%      07/01/07                 235,000        164,500(d)
Republic of Columbia
9.75%       04/23/09                 135,000        116,410
Satelites Mexicanos S.A. de CV
10.125%     11/01/04                 150,000        117,000
Telewest Communications PLC
9.875%      04/15/09                 210,000        205,705(d)
TV Azteca S.A. (Series B)
10.50%      02/15/07                 425,000        327,250
United Mexican States
6.25%       12/31/19                 250,000        184,375
United Pan-Europe
   Communications NV
10.875%     08/01/09                 215,000        217,150(b)

TOTAL SOVEREIGN AND EMERGING MARKETS
   (COST $3,229,564)                              3,157,250

TECHNOLOGY -- 0.4%
Republic Technologies International
13.75%      7/15/09
   (COST $98,718)                    100,000         95,000(b)

UTILITIES -- 1.3% AES Corp.
8.50%       11/1/07                  210,000        191,625
Ras Laffan Liquefied Natural Gas
8.294%      3/15/14                  115,000        105,234(b)

TOTAL UTILITIES
   (COST $322,548)                                  296,859
TOTAL CORPORATE BONDS AND NOTES
   (COST $20,944,270)                            19,984,141

                                       NUMBER
                                      OF SHARES        VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 2.4%
--------------------------------------------------------------------------------
Concentric Network Corp.,
   13.50%                                110        100,812(a)



                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
Dobson Communications Corp.,
   13.00%                                 50   $     48,250
IXC Communications Inc.
   (Series B), 12.50%                    257        274,756(a)
Paxson Communications Corp.,
   13.25%                                 11        115,160(a)

TOTAL PREFERRED STOCK
   (COST $465,172)                                  538,978


--------------------------------------------------------------------------------
WARRANTS -- 0.2%
--------------------------------------------------------------------------------
Occidente Y Caribe Celular
   S.A., 03/15/04                     11,000         16,500(a,b)
Tele1 Europe BV , 5/15/09                155         11,545(a)
Wam Net Inc. , 3/01/05                 3,000          6,825(a,b)

TOTAL WARRANTS
   (COST $13,000)                                    34,870


TOTAL INVESTMENTS IN SECURITIES
   (COST $21,422,442)                            20,557,989

                                      PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.8%
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.8%

State Street Bank and Trust Co.
5.12%       10/01/99
   (COST $1,511,797)              $1,511,797      1,511,797

OTHER ASSETS AND LIABILITIES,
   NET 0.9%                                         211,382
                                              -------------


NET ASSETS-- 100%                               $22,281,168
                                              =============


FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------
At September 30, 1999, the outstanding forward foreign currency contracts, which obligate the GE High Yield Fund to deliver currencies at a specified date, were as follows:

                                                  U.S. $    UNREALIZED
                                      SETTLEMENT CURRENT   APPRECIATION/
        EXCHANGED FROM  EXCHANGED TO     DATE     VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------
PURCHASES
          EUR 165,000  USD $177,912    10/27/99  $   175,938 $  (1,974)
                                                 ----------- ----------
                                                 $   175,938 $  (1,974)
SALES
          EUR 175,000  USD $185,234    10/26/99  $   186,586 $  (1,352)
          EUR 255,000  USD $269,782    10/27/99  $   271,903 $  (2,121)
          EUR 280,000  USD $301,560    10/27/99  $   298,561 $   2,999
          EUR 155,000  USD $166,241    10/29/99  $   165,300 $     941
          EUR 190,000  USD $201,193    11/19/99  $   202,972 $  (1,779)
          GBP  35,000  USD $  56,616   11/10/99  $    57,624 $  (1,008)
          GBP 310,000  USD $497,860    12/03/99  $   510,420 $ (12,560)
                                                 ----------- ----------
                                                 $ 1,693,366 $ (14,880)
                                                 ----------- ----------
NET UNREALIZED APPRECIATION (DEPRECIATION)                   $ (16,854)
                                                             ----------
                                                             ----------

-------------
See Notes to Schedules of Investments and Financial Statements.

[ICON OMITTED] ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE
               GE HIGH YIELD FUND AS OF SEPTEMBER 30, 1999.

                              GE MONEY MARKET FUND
                               INVESTMENT PROFILE
                           A mutual fund designed for
                         investors who seek a high level
                          of current income consistent
                            with the preservation of
                           capital and maintenance of
                             liquidity by investing
             primarily in short-term, U.S. dollar-denominated money
                               market instruments.

                         * LIPPER PERFORMANCE COMPARISON
                             MONEY MARKET PEER GROUP
                  BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE
                              PERIODS ENDED 9/30/99
                    One Year   Five Year
                    --------   --------
   Number of
   Funds in
   peer group:         327        217

   Peer group
   average annual
   total return:      4.40%      4.94%

   Lipper categories in peer group:
      MONEY MARKET

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES

                            SEE NOTES TO PERFORMANCE.
                        PAST PERFORMANCE IS NO GUARANTEE
                               OF FUTURE RESULTS.
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                               [LINE GRAPH OMITTED]
       GE MONEY MARKET FUND       90 DAY T-BILL
2/22/93    $10,000.00              $10,000.00
            10,000.00               10,000.00
            10,028.72               10,024.74
            10,094.88               10,099.91
 9/93       10,164.21               10,176.55
            10,236.25               10,255.35
            10,307.06               10,339.42
            10,392.39               10,443.81
 9/94       10,500.20               10,562.06
            10,627.61               10,702.77
            10,778.38               10,857.68
            10,928.54               11,011.20
 9/95       11,079.32               11,160.37
            11,227.98               11,308.52
            11,369.71               11,449.21
            11,509.01               11,594.04
 9/96       11,653.48               11,743.11
            11,800.27               11,890.81
            11,944.97               12,042.37
            12,096.32               12,195.67
 9/97       12,252.89               12,350.52
            12,412.02               12,508.93
            12,570.34               12,668.16
            12,730.09               12,825.77
 9/98       12,894.00               12,977.48
            13,048.79               13,120.03
            13,193.90               13,266.58
            13,338.95               13,418.61
 9/99       13,497.68               13,579.08

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                  ONE    FIVE    SINCE
                 YEAR    YEAR  INCEPTION
GE Money Market  4.68%   5.15%   4.65%
90 Day T-Bill    4.63%   5.15%   4.75%

                                   FUND YIELD
--------------------------------------------------------------------------------
                       FUND      IBC MONEY FUND
  7 day current        4.89%**        4.71%
  7 day effective      5.01%          4.82%

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

  AN INVESTMENT IN THE GE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

** THE SEVEN DAY YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY REFLECTS THE
   CURRENT EARNINGS OF THE GE MONEY MARKET FUND AT SEPTEMBER 30, 1999.

--------------------------------------------------------------------------------


ROBERT MACDOUGALL LEADS A TEAM OF MANAGERS FOR THE GE MONEY MARKET FUND (PLEASE REFER TO PAGE 56 FOR BOB'S BIOGRAPHICAL DETAILS AND AN ANALYSIS OF THE FIXED INCOME MARKETS).


Q. HOW DID THE GE MONEY MARKET FUND'S BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1999?
A. The 90-day U.S. Treasury Bill returned 4.63% while the average return for the 327 Money Market funds tracked by Lipper was 4.40%.


Q.  WHAT WERE THE KEY-DRIVERS OF FUND PERFORMANCE?
A. By keeping the average maturity of the portfolio relatively short during the period of Federal Reserve tightening, we were able to reinvest at higher levels as rates increased.

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999

                              GE MONEY MARKET FUND
                               [PIE CHART OMITTED]
                             COMMERCIAL PAPER 42.2%
                      YANKEE CERTIFICATES OF DEPOSITS 30.3%
                             U.S. GOVERNMENTS 21.4%
                               TIME DEPOSITS 5.7%
                                CASH & OTHER 0.4%


                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 99.6%
--------------------------------------------------------------------------------
U.S. GOVERNMENT (D) -- 21.4%

Federal Home Loan Bank
5.31%       11/10/99              $5,620,000 $    5,587,186
5.60%       02/16/00               4,000,000      3,916,433
                                                  9,503,619
Federal Home Loan Mortgage Corp.
4.82%       10/18/99               1,000,000        997,778
Federal National Mortgage Assoc.
5.12%       10/04/99               1,300,000      1,299,452
5.13%       10/07/99               6,000,000      5,994,940
4.81%       10/15/99               6,700,000      6,687,754
5.22%       11/08/99               2,000,000      1,989,138
5.30%       11/09/99               2,000,000      1,988,625
5.16%       11/17/99               2,448,000      2,431,796
5.33%       12/06/99               7,640,000      7,566,325
                                                 27,958,030
U.S. Treasury Notes
5.50%       03/31/00               3,500,000      3,503,272

TOTAL U.S. GOVERNMENT
   (COST $41,962,699)                            41,962,699


COMMERCIAL PAPER -- 42.2%

Abbey National PLC
5.31%       11/22/99               7,900,000      7,839,407
Bank of America
5.19%       10/01/99               7,500,000      7,500,000
Citibank Capital Market
5.21%       10/04/99               7,500,000      7,496,744
First Union Corp.
5.29%       10/22/99               7,900,000      7,875,622
Goldman Sachs Group LP
5.30%       11/23/99               7,900,000      7,838,358
Halifax Building Society
5.225%      10/12/99               7,000,000      6,988,824
Merrill Lynch & Co. Inc.
5.29%       10/08/99               7,600,000      7,592,182
Morgan (J.P.) & Co. Inc.
5.14%       10/06/99               7,150,000      7,144,896




                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
Toronto-Dominion Bank
5.295%      11/12/99              $7,900,000  $   7,851,198
UBS Finance Delaware Inc.
5.15%       10/18/99               7,350,000      7,332,125
Wells Fargo & Co.
5.32%       11/22/99               7,430,000      7,372,958

TOTAL COMMERICAL PAPER
   (COST $82,832,314)                            82,832,314


YANKEE CERTIFICATES OF DEPOSIT -- 30.3%

ABN AMRO
5.21%       10/21/99               6,740,000      6,740,000
Bank of Montreal
5.34%       10/19/99               7,430,000      7,430,000
Bank of Nova Scotia
5.42%       12/02/99               7,670,000      7,670,000
Bayerische Hypotheken Bank
5.18%       10/19/99               7,250,000      7,250,000
Canadian Imperial Bank
   of Commerce
5.405%      12/07/99               7,300,000      7,300,000
Dresdner Bank AG
5.22%       10/29/99               7,570,000      7,570,000
Rabobank USA Financial Corp.
5.31%       10/26/99               8,000,000      8,000,000
Societe General North
   America Inc.
5.33%       10/12/99               7,400,000      7,400,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $59,360,000)                            59,360,000


TIME DEPOSIT -- 5.7%

Republic National Bank
   New York New York
5.531%      10/01/99               9,800,000      9,800,000
Royal Bank of Canada
5.563%      10/01/99               1,180,000      1,180,000
State Street Cayman Islands
5.375%      10/01/99                 260,126        260,126

TOTAL TIME DEPOSIT
   (COST $11,240,126)                            11,240,126


TOTAL SHORT-TERM INVESTMENTS
   (COST $195,395,139)                          195,395,139


OTHER ASSETS AND LIABILITIES,
   NET 0.4%                                         760,160
                                               ------------

NET ASSETS-- 100%                              $196,155,299
                                               ============
-----------
See Notes to Schedules of Investments and Financial Statements.

                             NOTES TO PERFORMANCE SEPTEMBER 30, 1999 (UNAUDITED)

Information on the preceding performance pages relating to the Funds' one year total return and top ten largest holdings is audited, all other information on the performance pages is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Classes A and B are shown both without the imposition of the sales charge and also assuming the deduction of the current maximum applicable sales charges as described in Note 1 of the Notes to Financial Statements. Periods less than one year are not annualized.

The performance data relating to Class A and B shares of GE Mid-Cap Growth Fund, GE Value Equity Fund, GE Tax-Exempt Fund and GE Government Securities Fund, for all periods except the year ended September 30, 1999 and the year ended September 30, 1998, reflect the prior performance and expense ratios (adjusted to reflect GE Funds current sales charges) of Investors Trust Growth Fund, Investors Trust Value Fund, Investors Trust Tax Free Fund and Investors Trust Government Fund respectively, each a series of Investors Trust (collectively, the "Investors Trust Funds"), the assets of which were acquired by the corresponding GE Fund on September 26, 1997 (the "Merger Date"). Because the Investors Trust Funds did not offer Class Y shares, performance data relating to the Class Y shares of GE Mid-Cap Growth Fund, GE Value Equity Fund, and GE Tax-Exempt Fund is limited to the period from the Merger Date to September 30, 1999.

Shares of the GE Government Securities Fund, the GE Short-Term Government Fund and the GE Money Market Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

A portion of the GE Tax-Exempt Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

GE Investment Management Incorporated ("GEIM") had agreed in writing to limit "Other Expenses" and /or reduce "Advisory and Administrative Fees" of each class of certain funds on an annualized basis through January 28, 2000. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower. These provisions may be renewed or discontinued in the future.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500), the S&P/BARRA Composite Index of 500 value stocks (S&P 500/BARRA Value), the S&P 400 MidCap Composite Price Index of stocks (S&P MidCap 400), the Russell 2000 Index (Russell 2000), the Morgan Stanley Capital International World Index (MSCI World), the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE), the Morgan Stanley Capital International Europe Index, (MSCI Europe), the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF), the Lehman Brothers Aggregate Bond Index (LB Aggregate), the Lehman Brothers Government Bond Index (LB Gov't) Lehman Brothers 1-3 Year Government Bond Index (LB 1-3), the Lehman Brothers 10-Year Municipal Index (LBMI) and the Salomon Smith Barney High Yield Market Index (Salomon High Yield) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P 500/Barra Value is a capitalization-weighted index of all the stocks in the S&P 500 that have low price-to-book ratios. The S&P MidCap 400 is a capitalization-weighted index of 400 U.S. stocks with a median market capitalization. The Russell 2000 measures the performance of the smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. MSCI World is a composite of 1,393 securities traded in 22 developed markets of the world. MSCI EAFE is a composite of 989 foreign securities traded in 20 developed markets representing Europe, Australasia and Far East. MSCI Europe is a composite of securities traded in 15 developed markets in Europe. MSCI EMF is a composite of securities available to non-domestic investors traded in 25 emerging markets. LB

                             NOTES TO PERFORMANCE SEPTEMBER 30, 1999 (UNAUDITED)


Aggregate is a composite of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The LB Gov't is comprised of all U.S. dollar fixed-rate U.S. agency and Treasury bond issues (excluding stripped issues) with remaining maturities greater than one year and with at least $100 million in outstanding issuance. The LB 1-3 is a composite of government and U.S. Treasury obligations with maturities of 1-3 years. LBMI is a composite of investment grade, fixed rate municipal bonds and is considered to be representative of the municipal bond market. The Salomon High Yield is a composite of below investment-grade corporate bonds issued in the United States.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The GE Tax-Exempt Fund changed its benchmark index during the fiscal year-ended September 30, 1999 from the Lehman Brothers 10-Year General Obligation Municipal Bond Index, which is an index comprised of all municipal general obligation investment-grade debt issues with maturities between 8 and 11 years and each issue being at least $50 million, to the LBMI.

The 90-Day T-Bill is the average return on three month U.S. Treasury Bills. The IBC Money Fund Report yields represent the average yields of 946 taxable money market funds.

A number of the broad market returns are not available from the funds' commencement of investment operations through September 30, 1999 and therefore are calculated from the month end nearest to the funds' commencement of operation date.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the GE Strategic Investment Fund for which we use the specific Lipper peer group and the GE Money Market Fund, which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or number of shareholder publication thresholds. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. They were cited solely for illustrative purposes. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

+ Returns are those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. The Average Annual Total Return figures for Class A with load have been adjusted to reflect Class A sales charges. See Footnote 10 in the Notes to the Financial Statements.

++ Effective as of the close of business on September 17, 1999, the distribution and service fees were reduced on Class A shares. See Footnote 10 in the Notes to the Financial Statements. Had the distribution and service fees not been reduced, the Class A performance results would have been lower.

                            NOTES TO SCHEDULES OF INVESTMENTS SEPTEMBER 30, 1999

(a) Non-income producing security.

(b) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1999, these securities amounted to $315,369; $377,086; $57,816; $530,145; $4,920,148; $8,115,161; $6,784,396;
    $579,565 and $1,886,788 or 0.5%, 0.7%, 0.5%, 3.6%, 2.6%, 6.2%, 2.2%, 2.2%
    and 8.5% of net assets for the GE Global Equity, GE International Equity, GE Europe Equity, GE Emerging Markets, GE Strategic Investment, GE Fixed Income, GE Government Securities, GE Short-Term Government and GE High Yield Funds, respectively. These securities have been determined to be liquid using guidelines established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the fund's custodian.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.

(h) At September 30, 1999, all or a portion of this security was pledged to cover collateral requirements for futures, options and TBAs. (i) Escrowed to maturity. Bonds which are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on such bonds.

(j) Prerefunded. Bonds which are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(k) The security is insured by AMBAC, MBIA or FGIC. The GE Tax-Exempt Fund had insurance concentrations of 5% or greater as of September 30, 1999 (as a percentage of net assets) as follows (unaudited):

                  FGIC             5.9%
                  MBIA           12.12%
                  AMBAC            5.9%

(l) All or a portion of security out on loan.

(m) Adjustable rate mortgage coupon. The stated rate represents the rate at September 30, 1999.

(n) At September 30, 1999, the security is in default. GEIM has determined that the security is illiquid as it may be difficult to resell within seven days in the ordinary course of business at approximately the price it is valued.

(o) At September 30, 1999, GEIM has determined that this security is illiquid as it may be difficult to resell within seven days in the ordinary course of business at approximately the price it is valued.




ABBREVIATIONS:

ADR -- American Depositary Receipt

AMBAC -- AMBAC Indemnity Corporation

FGIC -- Financial Guarantee Insurance Corporation

GDR -- Global Depositary Receipt

G.O. --General Obligation

MBIA -- Municipal Bond Investors Assurance Corporation

Regd. -- Registered

REMIC -- Real Estate Mortgage Investment Conduit

SDR -- Special Drawing Rights

STRIPS -- Separate Trading of Registered Interest and Principal of Securities

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                              GE U.S. EQUITY FUND
-------------------------------------------------------------------------------------------------
                                                                     CLASS A
                                         9/30/99(B,C) 9/30/98(B) 9/30/97(B) 9/30/96(B) 9/30/95(B)
-------------------------------------------------------------------------------------------------
INCEPTION DATE                                  --           --        --       --     1/5/93
Net asset value, beginning of period         $27.82      $29.00    $23.02     $19.98   $16.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                 0.18        0.27      0.30       0.36     0.37
  Net realized and unrealized
   gains (losses) on investments               7.26        1.22      8.19       3.30     3.86
-------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS 7.44        1.49      8.49       3.66     4.23
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                        0.23        0.24      0.32       0.35     0.29
  Net realized gains                           2.50        2.43      2.19       0.27     0.09
-------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                            2.73        2.67      2.51       0.62     0.38
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $32.53      $27.82    $29.00     $23.02   $19.98
-------------------------------------------------------------------------------------------------
TOTAL RETURN (A)                              27.79%       5.62%    39.76%     18.70%   26.86%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) $311,958 $   124,714   $97,886    $50,035  $26,007
  Ratios to average net assets:
   Net investment income (loss)*               0.56%       0.92%    1.18%      1.66%    2.12%
   Net expenses*                               0.81%       0.75%    0.75%      0.75%    0.75%
   Gross expenses*                             0.83%       0.84%    0.93%      1.06%    1.19%
  Portfolio turnover rate                        46%         29%      38%        49%      43%
-------------------------------------------------------------------------------------------------


                              GE U.S. EQUITY FUND
-----------------------------------------------------------------------------------------------------
                                                                        CLASS B
                                             9/30/99(B) 9/30/98(B) 9/30/97(B) 9/30/96(B) 9/30/95(B)
-----------------------------------------------------------------------------------------------------
INCEPTION DATE                                    --           --       --           --    12/22/99
Net asset value, beginning of period            $27.11       $28.35   $22.57        $19.71  $16.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   (0.06)        0.05     0.11          0.19    0.21
  Net realized and unrealized
   gains (losses) on investments                  7.08         1.20     8.03          3.25    3.84
-----------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS    7.02          1.25    8.14          3.44    4.05
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                           0.05         0.06     0.17          0.31    0.28
  Net realized gains                              2.50         2.43     2.19          0.27    0.09
-----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                               2.55         2.49     2.36          0.58    0.37
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $31.58       $27.11   $28.35        $22.57  $19.71
-----------------------------------------------------------------------------------------------------
TOTAL RETURN (A)                                 26.83%        4.80%   38.75%        17.78%  25.92%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)     $36,921      $21,407  $14,380        $7,194  $1,563
  Ratios to average net assets:
   Net investment income (loss)*                 (0.19%)       0.17%    0.44%         0.90%   1.29%
   Net expenses*                                  1.56%        1.50%    1.50%         1.50%   1.50%
   Gross expenses*                                1.58%        1.63%    1.88%         2.08%   3.50%
  Portfolio turnover rate                           46%          29%      38%           49%     43%
-----------------------------------------------------------------------------------------------------

                                                          CLASS Y(D)
                                          9/30/99(B) 9/30/98(B) 9/30/97(B) 9/30/96(B) 9/30/95
---------------------------------------------------------------------------------------------------
INCEPTION DATE                                 --           --       --         --     11/29/93
Net asset value, beginning of period        $27.78      $28.99   $23.03      $19.98     $16.16
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                0.26        0.34     0.37        0.40       0.38
  Net realized and unrealized
   gains (losses) on investments              7.25        1.21     8.19        3.31       3.88
---------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS                                  7.51        1.55     8.56        3.71       4.26
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                       0.31        0.33     0.41        0.39       0.35
  Net realized gains                          2.50        2.43     2.19        0.27       0.09
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                           2.81        2.76     2.60        0.66       0.44
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $32.48      $27.78   $28.99      $23.03     $19.98
---------------------------------------------------------------------------------------------------
TOTAL RETURN (A)                             28.14%       5.86%   40.16%      18.97%     27.14%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) $358,583    $281,071 $212,957    $144,470  $128,247
  Ratios to average net assets:
   Net investment income (loss)*              0.81%       1.16%    1.45%       1.90%      2.36%
   Net expenses*                              0.56%       0.50%    0.50%       0.50%      0.50%
   Gross expenses*                            0.58%       0.56%    0.52%       0.59%      0.71%
  Portfolio turnover rate                       46%         29%      38%         49%        43%

--------------
See Notes to Schedules of Investments and Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                                                   GE PREMIER GROWTH EQUITY FUND
-----------------------------------------------------------------------------------------------------------------
                                                         CLASS A                         CLASS B
                                             9/30/99(B,C) 9/30/98(B) 9/30/97(B) 9/30/99(B) 9/30/98(B) 9/30/97(B)
-----------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                    --           --    12/31/96        --       --         12/31/96
Net asset value, beginning of period           $20.44        $18.35   $15.00      $20.20    $18.25        $15.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  (0.08)         0.03     0.00       (0.27)    (0.12)        (0.09)
  Net realized and unrealized
    gains (losses) on investments                7.83          2.38     3.35        7.73      2.36          3.34
-----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS   7.75          2.41     3.35        7.46      2.24          3.25
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                          0.03          0.03     0.00        0.00      0.00          0.00
  Net realized gains                             0.66          0.29     0.00        0.66      0.29          0.00
-----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                              0.69          0.32     0.00        0.66      0.29          0.00
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $27.50        $20.44   $18.35      $27.00    $20.20        $18.25
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A)                                38.54%        13.35%   22.33%      37.53%    12.47%        21.67%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)    $67,311       $15,044   $7,287     $15,501    $2,076          $447
  Ratios to average net assets:
   Net investment income (loss)*                (0.29%)        0.17%   (0.03%)     (1.03%)   (0.62%)       (0.76%)
   Net expenses*                                 1.10%         1.12%    1.15%       1.84%     1.90%         1.90%
   Gross expenses*                               1.10%         1.16%    1.62%       1.84%     2.27%         9.30%
  Portfolio turnover rate                          26%           35%      17%         26%       35%           17%


                          GE PREMIER GROWTH EQUITY FUND
------------------------------------------------------------------------------
                                                    CLASS Y(D)
                                              9/30/99(B) 9/30/98(B) 9/30/97(B)
------------------------------------------------------------------------------
INCEPTION DATE                                     --        --    12/31/96
Net asset value, beginning of period             $20.50    $18.38    $15.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                    (0.01)     0.09      0.04
  Net realized and unrealized
    gains (losses) on investments                  7.84      2.37      3.34
------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS     7.83      2.46      3.38
------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                            0.07      0.05      0.00
  Net realized gains                               0.66      0.29      0.00
------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                0.73      0.34      0.00
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $27.60    $20.50    $18.38
------------------------------------------------------------------------------
TOTAL RETURN (A)                                  38.92%    13.65%    22.53%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)      $20,704    $7,580    $5,770
  Ratios to average net assets:
   Net investment income (loss)*                  (0.03%)    0.47%     0.31%
   Net expenses*                                   0.85%     0.88%     0.90%
   Gross expenses*                                 0.85%     0.89%     1.17%
  Portfolio turnover rate                            26%       35%       17%

 [PHOTO OMITTED]


---------------
See Notes to Schedules of Investments and Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                              GE VALUE EQUITY FUND
-------------------------------------------------------------------------------------------------
                                                           CLASS A
                                       9/30/99(B,C)  9/30/98(B)  9/30/97(E)  10/31/96  10/31/95
-------------------------------------------------------------------------------------------------
INCEPTION DATE                                 --        --          --           --     9/8/93
Net asset value, beginning of period        $9.93    $13.58      $10.83        $8.95    $7.51
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               0.02      0.05        0.07         0.05     0.14
  Net realized and unrealized
   gains (losses) on investments             2.66      0.46        3.59         1.99     1.45
-------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS                     2.68      0.51        3.66         2.04     1.59
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                      0.03      0.00        0.04         0.09     0.15
  Net realized gains                         0.40      4.16        0.87         0.07     0.00
-------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                          0.43      4.16        0.91         0.16     0.15
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $12.18     $9.93      $13.58       $10.83    $8.95
-------------------------------------------------------------------------------------------------
TOTAL RETURN (A)                            27.34%     5.86%      36.18%       23.10%   21.45%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                         $29,607   $14,276      $8,236       $5,833   $4,083
  Ratios to average net assets:
    Net investment income (loss)*            0.18%     0.50%       0.63%        1.03%    1.71%
    Net expenses*                            1.29%     1.31%       1.30%        1.35%    1.35%
    Gross expenses*                          1.30%     1.33%       1.33%        1.73%    2.43%
  Portfolio turnover rate                      31%       40%        131%         100%      27%
-------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                              CLASS B
                                          9/30/99(B)  9/30/98(B)  9/30/97(E) 10/31/96  10/31/95
-----------------------------------------------------------------------------------------------
INCEPTION DATE                                    --       --           --       --     9/8/93
Net asset value, beginning of period           $9.77   $13.48       $10.79     $8.93   $7.50
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                 (0.04)    0.00        (0.01)     0.04    0.07
  Net realized and unrealized
   gains (losses) on investments                2.61     0.45         3.57      1.93    1.45
-----------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS                        2.57     0.45         3.56      1.97    1.52
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                         0.00     0.00         0.00      0.04    0.09
  Net realized gains                            0.40     4.16         0.87      0.07    0.00
-----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                             0.40     4.16         0.87      0.11    0.09
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $11.94    $9.77       $13.48    $10.79   $8.93
-----------------------------------------------------------------------------------------------
TOTAL RETURN (A)                               26.67%    5.32%       35.23%    22.30%  20.50%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                            $51,369  $44,655      $46,035   $33,318 $14,450
  Ratios to average net assets:
    Net investment income (loss)*              (0.32%)   0.00%       (0.12%)    0.23%   0.94%
    Net expenses*                               1.81%    1.81%        2.05%     2.10%   2.10%
    Gross expenses*                             1.82%    1.81%        2.07%     2.40%   3.18%
  Portfolio turnover rate                         31%      40%         131%      100%     27%
-----------------------------------------------------------------------------------------------


                                                         CLASS Y(D)
                                                 9/30/99(B)      9/30/98(B)
------------------------------------------------------------------------------
INCEPTION DATE                                       --             1/5/98
Net asset value, beginning of period                  $10.38          $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                          0.08            0.08
  Net realized and unrealized
   gains (losses) on investments                        2.76            0.30
------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS          2.84            0.38
------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                 0.08            0.00
  Net realized gains                                    0.40            0.00
------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                     0.48            0.00
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $12.74          $10.38
------------------------------------------------------------------------------
TOTAL RETURN (A)                                       27.85%           3.80%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)            $2,292          $1,580
  Ratios to average net assets:
    Net investment income (loss)*                       0.68%           0.98%
    Net expenses*                                       0.81%           0.81%
    Gross expenses*                                     0.82%           0.81%
  Portfolio turnover rate                                 31%             40%


------------
See Notes to Schedules of Investments and Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                             GE MID-CAP GROWTH FUND
-------------------------------------------------------------------------------------------
                                                               CLASS A
                                      9/30/99(B,C) 9/30/98(B) 9/30/97(E) 10/31/96 10/31/95
-------------------------------------------------------------------------------------------
INCEPTION DATE                                 --        --          --       --    9/8/93
Net asset value, beginning of period        $8.27    $17.61      $13.16   $11.38    $8.81
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.04)    (0.04)      (0.07)    0.00     0.01
  Net realized and unrealized
    gains (losses) on investments            1.19     (1.86)       4.52     1.78     2.56
-------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                      1.15     (1.90)       4.45     1.78     2.57
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                      0.00      0.00        0.00     0.00     0.00
  Net realized gains                         0.00      7.37        0.00     0.00     0.00
  Return of capital                          0.00      0.07        0.00     0.00     0.00
-------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                          0.00      7.44        0.00     0.00     0.00
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $9.42     $8.27      $17.61   $13.16   $11.38
-------------------------------------------------------------------------------------------

TOTAL RETURN (A)                            13.91%   (16.11%)     33.81%   15.64%   29.17%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                         $15,943   $10,134     $10,885   $8,222   $5,986
  Ratios to average net assets:
   Net investment income (loss)*            (0.41%)   (0.35%)     (0.51%)   0.03%    0.10%
   Net expenses*                             1.38%     1.40%       1.31%    1.35%    1.35%
   Gross expenses*                           1.46%     1.45%       1.46%    1.70%    2.44%
  Portfolio turnover rate                      48%       13%        139%      41%      74%
-------------------------------------------------------------------------------------------

                             GE MID-CAP GROWTH FUND
---------------------------------------------------------------------------------------------
                                                            CLASS B
                                        9/30/99(B) 9/30/98(B) 9/30/97(E) 10/31/96 10/31/95
---------------------------------------------------------------------------------------------
INCEPTION DATE                                --          --         --         --   9/8/93
Net asset value, beginning of period        $7.80      $17.11      $12.87    $11.21   $8.74
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.08)      (0.08)      (0.18)    (0.09)  (0.05)
  Net realized and unrealized
    gains (losses) on investments            1.12       (1.79)       4.42      1.75    2.52
---------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                      1.04       (1.87)       4.24      1.66    2.47
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                      0.00        0.00        0.00      0.00    0.00
  Net realized gains                         0.00        7.40        0.00      0.00    0.00
  Return of capital                          0.00        0.04        0.00      0.00    0.00
---------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                          0.00        7.44        0.00      0.00    0.00
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $8.84       $7.80      $17.11    $12.87  $11.21
---------------------------------------------------------------------------------------------

TOTAL RETURN (A)                            13.33%     (16.62%)     33.02%    14.81%  28.26%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                         $18,073     $22,038     $32,280   $27,616 $14,311
  Ratios to average net assets:
   Net investment income (loss)*            (0.91%)     (0.86%)     (1.26%)   (0.73%) (0.66%)
   Net expenses*                             1.90%       1.90%       2.06%     2.10%   2.10%
   Gross expenses*                           1.97%       1.93%       2.21%     2.41%   3.19%
  Portfolio turnover rate                      48%         13%        139%       41%     74%
---------------------------------------------------------------------------------------------


                                                         CLASS Y(D)
                                                  9/30/99(B)     9/30/98(B)
--------------------------------------------------------------------------------
INCEPTION DATE                                           --            1/5/98
Net asset value, beginning of period                    $8.71          $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           0.01            0.01
  Net realized and unrealized
   gains (losses) on investments                         1.26           (1.30)
--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS           1.27           (1.29)
--------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income                                  0.00            0.00
  Net realized gains                                     0.00            0.00
  Return of capital                                      0.00            0.00
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      0.00            0.00
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $9.98           $8.71
--------------------------------------------------------------------------------
TOTAL RETURN (A)                                        14.58%         (12.90%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)               $783            $471
  Ratios to average net assets:
    Net investment income (loss)*                        0.09%           0.21%
    Net expenses*                                        0.90%           0.89%
    Gross expenses*                                      0.97%           0.89%
  Portfolio turnover rate                                  48%             13%

--------------
See Notes to Schedules of Investments and Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                          GE MID-CAP VALUE EQUITY FUND
-----------------------------------------------------------------------------------------------------------
                                                        CLASS A          CLASS B          CLASS Y(D)
                                                     9/30/99(B,C)      9/30/99(B)         9/30/99(B)
-----------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           12/31/98         12/31/98           12/31/98
Net asset value, beginning of period                       $10.00           $10.00              $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                               0.04            (0.02)               0.06
  Net realized and unrealized
    gains (losses) on investments                           (0.21)           (0.21)              (0.22)
-----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS              (0.17)           (0.23)              (0.16)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                      0.00             0.00                0.00
  Net realized gains                                         0.00             0.00                0.00
-----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                          0.00             0.00                0.00
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $9.83            $9.77               $9.84
-----------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)                                            (1.70%)          (2.30%)             (1.60%)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)                   $708             $177             $10,103
  Ratios to average net assets:
   Net investment income (loss)*                             0.47%           (0.21%)              0.79%
   Net expenses*                                             1.15%            1.90%               0.90%
   Gross expenses*                                           1.54%            2.38%               1.36%
  Portfolio turnover rate                                      17%              17%                 17%

                                                    GE SMALL-CAP VALUE EQUITY FUND
---------------------------------------------------------------------------------------------------------------
                                                        CLASS A             CLASS B           CLASS Y(D)
                                                     9/30/99(B,C)         9/30/99(B)          9/30/99(B)
---------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                            9/30/98             9/30/98             9/30/98
Net asset value, beginning of period                       $10.00              $10.00              $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                              (0.02)              (0.06)               0.05
  Net realized and unrealized
    gains (losses) on investments                            2.24                2.19                2.19
---------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS               2.22                2.13                2.24
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                      0.03                0.01                0.03
  Net realized gains                                         0.03                0.03                0.03
---------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                          0.06                0.04                0.06
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $12.16              $12.09              $12.18
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A)                                            22.28%              21.37%              22.53%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)                $14,561              $8,505                $293
  Ratios to average net assets:
   Net investment income (loss)*                            (0.15%)             (0.56%)              0.41%
   Net expenses*                                             1.15%               1.90%               0.90%
   Gross expenses*                                           1.41%               2.19%               1.17%
  Portfolio turnover rate                                     182%                182%                182%

------------
See Notes to Schedules of Investments and Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                              GE GLOBAL EQUITY FUND
---------------------------------------------------------------------------------------
                                                          CLASS A
                                      9/30/99(B,C) 9/30/98(B) 9/30/97 9/30/96  9/30/95
---------------------------------------------------------------------------------------
INCEPTION DATE                                 --        --       --       --   1/5/93
Net asset value, beginning of period       $19.72    $24.81   $22.18   $20.31   $19.40
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               0.06      0.05     0.04     0.06     0.09
  Net realized and unrealized
   gains (losses) on investments             7.05     (2.65)    3.94     2.22     1.30
---------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                      7.11     (2.60)    3.98     2.28     1.39
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                      0.00      0.02     0.06     0.04     0.09
  Net realized gains                         0.97      2.47     1.29     0.37     0.39
---------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                          0.97      2.49     1.35     0.41     0.48
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $25.86    $19.72   $24.81   $22.18   $20.31
---------------------------------------------------------------------------------------
TOTAL RETURN (A)                            36.89%   (10.86%)  18.82%   11.44%    7.47%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                         $39,245   $28,412  $35,120  $28,682  $23,683
  Ratios to average net assets:
   Net investment income (loss)*             0.23%     0.22%    0.24%    0.33%    0.59%
   Net expenses*                             1.35%     1.34%    1.35%    1.35%    1.35%
   Gross expenses*                           1.37%     1.35%    1.45%    1.60%    1.42%
  Portfolio turnover rate                      64%       71%      70%      46%      46%
---------------------------------------------------------------------------------------


                             GE GLOBAL EQUITY FUND
-----------------------------------------------------------------------------------------
                                                          CLASS B
                                         9/30/99(B) 9/30/98(B) 9/30/97  9/30/96  9/30/95
-----------------------------------------------------------------------------------------
INCEPTION DATE                               --         --       --       --    12/22/93
Net asset value, beginning of period       $19.17     $24.32   $21.87    $20.14  $19.32
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.12)     (0.11)   (0.08)    (0.04)   0.00
  Net realized and unrealized
   gains (losses) on investments             6.84      (2.57)    3.82      2.14    1.23
-----------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                      6.72      (2.68)    3.74      2.10    1.23
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                      0.00       0.00     0.00      0.00    0.02
  Net realized gains                         0.97       2.47     1.29      0.37    0.39
-----------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                          0.97       2.47     1.29      0.37    0.41
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $24.92     $19.17   $24.32    $21.87  $20.14
-----------------------------------------------------------------------------------------
TOTAL RETURN (A)                            35.85%    (11.44%)  17.92%    10.61%   6.62%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                          $1,477       $989     $877      $600    $356
  Ratios to average net assets:
   Net investment income (loss)*            (0.51%)    (0.48%)  (0.52%)   (0.34%) (0.11%)
   Net expenses*                             2.10%      2.10%    2.10%     2.10%   2.10%
   Gross expenses*                           2.12%      2.45%    3.33%     3.50%   3.50%
  Portfolio turnover rate                      64%        71%      70%       46%     46%
-----------------------------------------------------------------------------------------

                                                        CLASS Y(D)
                                       9/30/99(B) 9/30/98(B) 9/30/97  9/30/96  9/30/95
-----------------------------------------------------------------------------------------
INCEPTION DATE                              --       --         --        --    11/29/93
Net asset value, beginning of period       $19.72    $24.83   $22.25   $20.37   $19.45
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               0.12      0.09     0.10     0.13     0.13
  Net realized and unrealized
   gains (losses) on investments             7.04     (2.63)    3.94     2.21     1.31
-----------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS                                 7.16     (2.54)    4.04     2.34     1.44
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                      0.07      0.10     0.17     0.09     0.13
  Net realized gains                         0.97      2.47     1.29     0.37     0.39
-----------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                          1.04      2.57     1.46     0.46     0.52
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $25.84    $19.72   $24.83   $22.25   $20.37
-----------------------------------------------------------------------------------------
TOTAL RETURN (A)                            37.20%   (10.59%)  19.14%   11.71%    7.76%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                         $23,086   $15,039  $22,642  $10,123   $9,785
  Ratios to average net assets:
   Net investment income (loss)*             0.50%     0.37%    0.48%    0.56%    0.84%
   Net expenses*                             1.10%     1.07%    1.10%    1.10%    1.10%
   Gross expenses*                           1.12%     1.07%    1.10%    1.12%    1.75%
  Portfolio turnover rate                      64%       71%      70%      46%      46%


------------
See Notes to Schedules of Investments and Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                          GE INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------
                                                          CLASS A
                                      9/30/99(B,C) 9/30/98(B) 9/30/97 9/30/96(B) 9/30/95
----------------------------------------------------------------------------------------
INCEPTION DATE                                 --        --       --       --     3/2/94
Net asset value, beginning of period       $15.11    $20.36   $17.65   $15.88   $15.19
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               0.05      0.09     0.05     0.11     0.12
  Net realized and unrealized
   gains (losses) on investments             3.74     (1.60)    3.19     1.72     0.65
----------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                      3.79     (1.51)    3.24     1.83     0.77
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                      0.00      0.00     0.03     0.06     0.08
  Net realized gains                         0.57      3.74     0.50     0.00     0.00
----------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                          0.57      3.74     0.53     0.06     0.08
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $18.33    $15.11   $20.36   $17.65   $15.88
----------------------------------------------------------------------------------------
TOTAL RETURN (A)                            25.48%    (8.71%)  18.79%   11.54%    5.16%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                         $32,938    $6,114   $6,152   $3,230   $1,262
  Ratios to average net assets:
   Net investment income (loss)*             0.29%     0.50%    0.45%    0.68%    0.83%
   Net expenses*                             1.35%     1.35%    1.35%    1.35%    1.35%
   Gross expenses*                           1.39%     1.42%    1.58%    1.96%    2.75%
  Portfolio turnover rate                   51%       93%      51%      36%      27%
----------------------------------------------------------------------------------------


                          GE INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------
                                                           CLASS B
                                          9/30/99(B) 9/30/98(B) 9/30/97 9/30/96(B) 9/30/95
--------------------------------------------------------------------------------------------
INCEPTION DATE                                --         --       --       --     3/2/94
Net asset value, beginning of period      $14.68       $20.02   $17.47    $15.77  $15.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.07)       (0.05)   (0.06)     0.05    0.01
  Net realized and unrealized
   gains (losses) on investments            3.62        (1.55)    3.11      1.65    0.64
--------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                     3.55        (1.60)    3.05      1.70    0.65
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                     0.00         0.00     0.00      0.00    0.01
  Net realized gains                        0.57         3.74     0.50      0.00    0.00
--------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         0.57         3.74     0.50      0.00    0.01
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $17.66       $14.68   $20.02    $17.47  $15.77
--------------------------------------------------------------------------------------------
TOTAL RETURN (A)                           24.56%       (9.39%)  17.86%    10.78%   4.33%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                         $1,488         $948     $455      $272     $57
  Ratios to average net assets:
   Net investment income (loss)*           (0.40%)      (0.26%)  (0.30%)    0.28%   0.10%
   Net expenses*                            2.10%        2.10%    2.10%     2.10%   2.10%
   Gross expenses*                          2.14%        2.59%    4.12%     3.50%   3.50%
  Portfolio turnover rate                     51%          93%      51%       36%     27%
--------------------------------------------------------------------------------------------

                                                        CLASS Y(D)
                                       9/30/99(B) 9/30/98(B) 9/30/97 9/30/96(B) 9/30/95
----------------------------------------------------------------------------------------
INCEPTION DATE                              --       --         --        --     3/2/94
Net asset value, beginning of period       $15.18    $20.43   $17.76   $15.94   $15.22
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               0.11      0.01     0.13     0.17     0.12
  Net realized and unrealized
   gains (losses) on investments             3.73     (1.46)    3.18     1.73     0.70
----------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                      3.84     (1.45)    3.31     1.90     0.82
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                      0.01      0.06     0.14     0.08     0.10
  Net realized gains                         0.57      3.74     0.50     0.00     0.00
----------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                          0.58      3.80     0.64     0.08     0.10
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $18.44    $15.18   $20.43   $17.76   $15.94
----------------------------------------------------------------------------------------

TOTAL RETURN (A)                            25.72%    (8.34%)  19.16%   11.97%    5.45%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                         $21,952   $15,367  $75,098  $63,225  $32,907
  Ratios to average net assets:
   Net investment income (loss)*             0.60%     0.08%    0.76%    0.99%    0.97%
   Net expenses*                             1.10%     1.04%    1.01%    1.03%    1.07%
   Gross expenses*                           1.14%     1.06%    1.01%    1.03%    1.18%
  Portfolio turnover rate                      51%       93%      51%      36%      27%


-------------
See Notes to Schedules of Investments and Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                              GE EUROPE EQUITY FUND
------------------------------------------------------------------------------------------------
                                                        CLASS A        CLASS B        CLASS Y(D)
                                                     9/30/99(B,C)    9/30/99(B)       9/30/99(B)
------------------------------------------------------------------------------------------------
INCEPTION DATE                                          1/29/99        1/29/99          1/29/99
Net asset value, beginning of period                    $10.00         $10.00           $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                            0.06           0.02             0.09
  Net realized and unrealized
    gains (losses) on investments                        (0.13)         (0.14)           (0.15)
------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS           (0.07)         (0.12)           (0.06)
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                   0.00           0.00             0.00
  Net realized gains                                      0.00           0.00             0.00
------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       0.00           0.00             0.00
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $9.93          $9.88            $9.94
------------------------------------------------------------------------------------------------
TOTAL RETURN (A)                                         (0.70%)        (1.20%)          (0.60%)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)                $669           $144          $10,051
  Ratios to average net assets:
   Net investment income (loss)*                         0.88%          0.24%            1.36%
   Net expenses*                                         1.45%          2.20%            1.20%
   Gross expenses*                                       1.91%          2.69%            1.71%
  Portfolio turnover rate                                  47%            47%              47%
------------------------------------------------------------------------------------------------

                            GE EMERGING MARKETS FUND
--------------------------------------------------------------------------------------------------------
                                                     CLASS A           CLASS B         CLASS Y(D)
                                                  9/30/99(B,C)       9/30/99(B)        9/30/99(B)
--------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       1/29/99           1/29/99           1/29/99
Net asset value, beginning of period                   $10.00             $10.00            $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                          (0.05)             (0.10)            (0.01)
  Net realized and unrealized
    gains (losses) on investments                        3.52               3.50              3.50
--------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS           3.47              3.40               3.49
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                  0.00               0.00              0.00
  Net realized gains                                     0.00               0.00              0.00
--------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      0.00               0.00              0.00
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $13.47             $13.40            $13.49
--------------------------------------------------------------------------------------------------------
TOTAL RETURN (A)                                        34.70%             34.00%            34.90%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)               $900               $225           $13,651
  Ratios to average net assets:
   Net investment income (loss)*                        (0.56%)            (1.26%)           (0.18%)
   Net expenses*                                         1.60%              2.35%             1.35%
   Gross expenses*                                       1.90%              2.71%             1.74%
  Portfolio turnover rate                                  59%                59%               59%


------------
See Notes to Schedules of Investments and Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                          GE STRATEGIC INVESTMENT FUND
----------------------------------------------------------------------------------------------
                                                          CLASS A
                                      9/30/99(B,C) 9/30/98(B) 9/30/97(B) 9/30/96(B) 9/30/95(B)
----------------------------------------------------------------------------------------------
INCEPTION DATE                                 --      --        --            --     1/5/93
Net asset value, beginning of period       $24.15    $24.11   $20.38        $18.46   $15.72
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               0.55      0.61     0.59          0.54     0.53
  Net realized and unrealized
    gains (losses) on investments            2.98      0.73     3.88          1.92     2.59
----------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                      3.53      1.34     4.47          2.46     3.12
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                      0.56      0.52     0.49          0.46     0.38
  Net realized gains                         2.08      0.78     0.25          0.08     0.00
----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                          2.64      1.30     0.74          0.54     0.38
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $25.04    $24.15   $24.11        $20.38   $18.46
----------------------------------------------------------------------------------------------
TOTAL RETURN (A)                            15.28%     5.88%   22.45%        13.58%   20.35%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                        $107,034   $49,540  $40,516       $26,467  $17,821
  Ratios to average net assets:
   Net investment income (loss)*             2.17%     2.49%    2.66%         2.81%    3.21%
   Net expenses*                             0.87%     0.85%    0.90%         0.90%    0.90%
   Gross expenses*                           0.87%     0.85%    0.94%         1.05%    1.03%
  Portfolio turnover rate                     109%      119%     106%           93%      98%
----------------------------------------------------------------------------------------------


                          GE STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------------------------
                                                   CLASS B
                                          9/30/99(B) 9/30/98(B) 9/30/97(B) 9/30/96(B) 9/30/95(B)
--------------------------------------------------------------------------------------------------
INCEPTION DATE                                 --       --            --       --       12/22/93
Net asset value, beginning of period        $23.65   $23.70        $20.04    $18.26     $15.62
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                0.35     0.42          0.42      0.41       0.40
  Net realized and unrealized
    gains (losses) on investments             2.93     0.69          3.82      1.87       2.58
--------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                       3.28     1.11          4.24      2.28       2.98
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                       0.40     0.38          0.33      0.42       0.34
  Net realized gains                          2.08     0.78          0.25      0.08       0.00
--------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                           2.48     1.16          0.58      0.50       0.34
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $24.45   $23.65        $23.70    $20.04     $18.26
--------------------------------------------------------------------------------------------------
TOTAL RETURN (A)                             14.44%    4.91%        21.57%    12.73%     19.53%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                          $16,372  $11,158        $5,685    $3,701       $882
  Ratios to average net assets:
   Net investment income (loss)*              1.44%    1.72%         1.92%     2.11%      2.46%
   Net expenses*                              1.62%    1.63%         1.65%     1.65%      1.65%
   Gross expenses*                            1.62%    1.63%         1.93%     2.10%      3.50%
  Portfolio turnover rate                      109%     119%          106%       93%        98%
--------------------------------------------------------------------------------------------------


                                                        CLASS Y(D)
                                        9/30/99(B) 9/30/98(B) 9/30/97(B) 9/30/96(B) 9/30/95
---------------------------------------------------------------------------------------------
INCEPTION DATE                                 --        --        --         --    11/29/93
Net asset value, beginning of period       $24.20    $24.16     $20.44   $18.49   $15.74
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               0.61      0.67       0.64     0.63     0.55
  Net realized and unrealized
   gains (losses) on investments             2.99      0.72       3.89     1.90     2.62
---------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS                                 3.60      1.39       4.53     2.53     3.17
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                      0.62      0.57       0.56     0.50     0.42
  Net realized gains                         2.08      0.78       0.25     0.08     0.00
---------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                          2.70      1.35       0.81     0.58     0.42
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $25.10    $24.20     $24.16   $20.44   $18.49
---------------------------------------------------------------------------------------------
TOTAL RETURN (A)                            15.56%     6.10%     22.76%   13.95%   20.70%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                         $62,714   $51,802    $37,924  $36,162  $18,665
  Ratios to average net assets:
   Net investment income (loss)*             2.41%     2.70%      2.90%    3.16%    3.46%
   Net expenses*                             0.62%     0.64%      0.65%    0.58%    0.65%
   Gross expenses*                           0.62%     0.64%      0.65%    0.59%    0.97%
  Portfolio turnover rate                     109%      119%       106%      93%      98%

------------
See Notes to Schedules of Investments and Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                              GE FIXED INCOME FUND
---------------------------------------------------------------------------------------
                                                          CLASS A
                                      9/30/99(B,C) 9/30/98(B) 9/30/97 9/30/96  9/30/95
---------------------------------------------------------------------------------------
INCEPTION DATE                               --         --        --     --     1/5/93
Net asset value, beginning of period       $12.55    $12.06   $11.70   $11.92   $11.27
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               0.64      0.68     0.72     0.69     0.73
  Net realized and unrealized
   gains (losses) on investments            (0.79)     0.50     0.35    (0.21)    0.67
---------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                     (0.15)     1.18     1.07     0.48     1.40
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                      0.64      0.67     0.71     0.70     0.75
  Net realized gains                         0.00      0.00     0.00     0.00     0.00
  In excess of net investment income         0.00      0.02     0.00     0.00     0.00
---------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                          0.64      0.69     0.71     0.70     0.75
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $11.76    $12.55   $12.06   $11.70   $11.92
---------------------------------------------------------------------------------------
TOTAL RETURN (A)                            (1.20%)   10.06%    9.45%    4.10%   12.81%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                         $92,217   $49,736  $35,097  $28,115  $21,401
  Ratios to average net assets:
   Net investment income (loss)*             5.27%     5.53%    6.17%    5.84%    6.37%
   Net expenses*                             0.80%     0.80%    0.85%    0.85%    0.85%
   Gross expenses*                           0.83%     0.83%    0.96%    0.99%    0.95%
  Portfolio turnover rate                     246%      219%     258%     275%     315%
---------------------------------------------------------------------------------------


                              GE FIXED INCOME FUND
-------------------------------------------------------------------------------------------
                                                            CLASS B
                                            9/30/99(B) 9/30/98(B) 9/30/97  9/30/96  9/30/95
------------------------------------------------------------------------------------------
INCEPTION DATE                                  --        --        --       --   12/22/93
Net asset value, beginning of period         $12.55     $12.06    $11.70    $11.91  $11.26
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                 0.55       0.58      0.63      0.60    0.65
  Net realized and unrealized
   gains (losses) on investments              (0.78)      0.50      0.36     (0.20)   0.66
-------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                       (0.23)      1.08      0.99      0.40    1.31
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                        0.55       0.57      0.63      0.61    0.66
  Net realized gains                           0.00       0.00      0.00      0.00    0.00
  In excess of net investment income           0.00       0.02      0.00      0.00    0.00
-------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                            0.55       0.59      0.63      0.61    0.66
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $11.77     $12.55    $12.06    $11.70  $11.91
-------------------------------------------------------------------------------------------
TOTAL RETURN (A)                              (1.85%)     9.24%     8.64%     3.41%  11.98%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                            $2,854     $1,855   $1,401    $1,673    $234
  Ratios to average net assets:
   Net investment income (loss)*               4.54%      4.79%    5.17%     5.19%   5.57%
   Net expenses*                               1.55%      1.55%    1.56%     1.60%   1.60%
   Gross expenses*                             1.58%      1.85%    2.19%     2.44%   3.50%
  Portfolio turnover rate                       246%       219%     258%      275%    315%
-------------------------------------------------------------------------------------------


                                                           CLASS Y(D)
                                       9/30/99(B) 9/30/98(B) 9/30/97  9/30/96  9/30/95
-----------------------------------------------------------------------------------------
INCEPTION DATE                              --         --       --       --    11/29/93
Net asset value, beginning of period       $12.54    $12.05   $11.69   $11.92   $11.27
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               0.67      0.71     0.75     0.72     0.77
  Net realized and unrealized
   gains (losses) on investments            (0.78)     0.50     0.35    (0.22)    0.65
-----------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS                                (0.11)     1.21     1.10     0.50     1.42
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                      0.67      0.70     0.74     0.73     0.77
  Net realized gains                         0.00      0.00     0.00     0.00     0.00
  In excess of net investment income         0.00      0.02     0.00     0.00     0.00
-----------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                          0.67      0.72     0.74     0.73     0.77
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $11.76    $12.54   $12.05   $11.69   $11.92
-----------------------------------------------------------------------------------------
TOTAL RETURN (A)                            (0.87%)   10.33%    9.74%    4.32%   13.10%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                         $36,152   $30,067  $16,229  $19,098   $6,642
  Ratios to average net assets:
   Net investment income (loss)*             5.51%     5.58%    5.97%    6.14%    6.57%
   Net expenses*                             0.55%     0.55%    0.56%    0.55%    0.59%
   Gross expenses*                           0.58%     0.57%    0.59%    0.57%    2.50%
  Portfolio turnover rate                     246%      219%     258%     275%     315%

----------
See Notes to Schedules of Investments and Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                          GE GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------------------
                                                          CLASS A
                                      9/30/99(B,C) 9/30/98(B) 9/30/97(E) 10/31/96 10/31/95
-------------------------------------------------------------------------------------------
INCEPTION DATE                                --         --      --         --     9/8/93
Net asset value, beginning of
  period                                    $8.90     $8.53    $8.48        $8.70    $8.43
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               0.50      0.56     0.53         0.62     0.58
  Net realized and unrealized
   gains (losses) on investments            (0.68)     0.39     0.05        (0.22)    0.38
-------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                     (0.18)     0.95     0.58         0.40     0.96
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                      0.58      0.53     0.53         0.54     0.58
  Net realized gains                         0.00      0.00     0.00         0.00     0.00
  Return of capital                          0.00      0.00     0.00         0.08     0.11
  In excess of net investment income         0.00      0.05     0.00         0.00     0.00
-------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                          0.58      0.58     0.53         0.62     0.69
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD                                    $8.14     $8.90    $8.53        $8.48    $8.70
-------------------------------------------------------------------------------------------
TOTAL RETURN (A)                            (2.01%)   11.61%    7.13%        4.80%   11.77%

RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of period
   (in thousands)                         $42,723   $24,541  $24,027      $29,090  $26,889
  Ratios to average net assets:
   Net investment income (loss)*             5.89%     6.52%    6.91%        6.59%    6.78%
   Net expenses*                             1.07%     1.10%    0.88%        0.90%    1.01%
   Gross expenses*                           1.11%     1.16%    0.88%        0.90%    1.01%
  Portfolio turnover rate                     101%       64%     110%         334%     316%
-------------------------------------------------------------------------------------------


                          GE GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------------------
                                                      CLASS B
                                         9/30/99(B) 9/30/98(B) 9/30/97(E) 10/31/96 10/31/95
--------------------------------------------------------------------------------------------
INCEPTION DATE                               --          --         --       --     4/22/87
Net asset value, beginning of
  period                                    $8.93    $8.54         $8.49     $8.71     $8.42
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               0.46     0.52          0.47      0.55      0.51
  Net realized and unrealized
   gains (losses) on investments            (0.67)    0.39          0.05     (0.22)     0.41
--------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                     (0.21)    0.91          0.52      0.33      0.92
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                      0.52     0.48          0.47      0.48      0.52
  Net realized gains                         0.00     0.00          0.00      0.00      0.00
  Return of capital                          0.00     0.00          0.00      0.07      0.11
  In excess of net investment income         0.00     0.04          0.00      0.00      0.00
--------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                          0.52     0.52          0.47      0.55      0.63
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD                                    $8.20    $8.93         $8.54     $8.49     $8.71
--------------------------------------------------------------------------------------------
TOTAL RETURN (A)                            (2.42%)  10.99%         6.36%     4.00%    11.19%

RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of period
   (in thousands)                        $269,409 $399,675      $523,303  $767,216 $1,112,254
  Ratios to average net assets:
   Net investment income (loss)*             5.34%    6.00%         6.15%     5.77%     6.08%
   Net expenses*                             1.59%    1.60%         1.63%     1.69%     1.76%
   Gross expenses*                           1.63%    1.61%         1.63%     1.69%     1.76%
  Portfolio turnover rate                     101%      64%          110%      334%      316%
--------------------------------------------------------------------------------------------


----------
See Notes to Schedules of Investments and Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                         GE SHORT-TERM GOVERNMENT FUND
---------------------------------------------------------------------------------------
                                                          CLASS A
                                      9/30/99(B,C) 9/30/98(B) 9/30/97 9/30/96  9/30/95
---------------------------------------------------------------------------------------
INCEPTION DATE                                 --        --       --       --   3/2/94
Net asset value, beginning of period       $12.02    $11.86   $11.79   $11.91   $11.72
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               0.55      0.65     0.67     0.63     0.66
  Net realized and unrealized
   gains (losses) on investments            (0.25)     0.19     0.08    (0.05)    0.22
---------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS      0.30      0.84     0.75     0.58     0.88
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                      0.56      0.66     0.67     0.64     0.69
  Net realized gains                         0.05      0.02     0.01     0.06     0.00
---------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                          0.61      0.68     0.68     0.70     0.69
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $11.71    $12.02   $11.86   $11.79   $11.91
---------------------------------------------------------------------------------------
TOTAL RETURN (A)                             2.52%     7.36%    6.57%    4.98%    7.74%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                         $23,106    $8,199   $5,319   $3,653   $2,437
  Ratios to average net assets:
   Net investment income (loss)*             4.70%     5.47%    5.57%    5.28%    5.62%
   Net expenses*                             0.70%     0.70%    0.70%    0.70%    0.70%
   Gross expenses*                           1.01%     0.95%    1.07%    1.34%    1.84%
  Portfolio turnover rate                     118%      185%     265%     201%     415%
---------------------------------------------------------------------------------------


                         GE SHORT-TERM GOVERNMENT FUND
-----------------------------------------------------------------------------------------
                                                          CLASS B
                                         9/30/99(B) 9/30/98(B) 9/30/97  9/30/96  9/30/95
-----------------------------------------------------------------------------------------
INCEPTION DATE                               --           --       --       --     3/2/94
Net asset value, beginning of period       $12.01      $11.84   $11.78    $11.90  $11.72
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               0.48        0.58     0.61      0.56    0.59
  Net realized and unrealized
   gains (losses) on investments            (0.26)       0.20     0.06     (0.05)   0.21
-----------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS      0.22        0.78     0.67      0.51    0.80
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                      0.48        0.59     0.60      0.57    0.62
  Net realized gains                         0.05        0.02     0.01      0.06    0.00
-----------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                          0.53        0.61     0.61      0.63    0.62
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $11.70      $12.01   $11.84    $11.78  $11.90
-----------------------------------------------------------------------------------------
TOTAL RETURN (A)                             1.91%       6.83%    5.84%     4.35%   7.01%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                            $641        $895   $1,031      $145     $83
  Ratios to average net assets:
   Net investment income (loss)*             4.10%       4.87%    4.84%     4.67%   5.07%
   Net expenses*                             1.30%       1.30%    1.30%     1.30%   1.30%
   Gross expenses*                           1.61%       1.88%    7.77%     3.35%   3.35%
  Portfolio turnover rate                     118%        185%     265%      201%    415%
-----------------------------------------------------------------------------------------


                                                        CLASS Y(D)
                                       9/30/99(B) 9/30/98(B) 9/30/97  9/30/96  9/30/95
-----------------------------------------------------------------------------------------
INCEPTION DATE                              --          --       --       --     3/2/94
Net asset value, beginning of period       $12.01    $11.85   $11.78   $11.90   $11.72
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               0.58      0.68     0.70     0.66     0.69
  Net realized and unrealized
   gains (losses) on investments            (0.25)     0.19     0.08    (0.05)    0.21
-----------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS      0.33     0.87     0.78     0.61     0.90
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                      0.58      0.69     0.70     0.67     0.72
  Net realized gains                         0.05      0.02     0.01     0.06     0.00
-----------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                          0.63      0.71     0.71     0.73     0.72
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $11.71    $12.01   $11.85   $11.78   $11.90
-----------------------------------------------------------------------------------------
TOTAL RETURN (A)                             2.87%     7.65%    6.83%    5.24%    7.92%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                          $3,140    $9,444   $7,717   $7,786   $8,048
  Ratios to average net assets:
   Net investment income (loss)*             4.91%     5.74%    5.80%    5.54%    5.89%
   Net expenses*                             0.45%     0.45%    0.45%    0.45%    0.45%
   Gross expenses*                           0.76%     0.68%    0.68%    0.83%    0.98%
  Portfolio turnover rate                     118%      185%     265%     201%     415%

---------
See Notes to Schedules of Investments and Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                               GE TAX-EXEMPT FUND
-------------------------------------------------------------------------------------------
                                                          CLASS A
                                      9/30/99(B,C) 9/30/98(B) 9/30/97(E) 10/31/96 10/31/95
-------------------------------------------------------------------------------------------
INCEPTION DATE                                 --        --           --       --   9/8/93
Net asset value, beginning of period       $11.83    $11.63       $11.42   $11.31   $10.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               0.49      0.51         0.53     0.62     0.55
  Net realized and unrealized
   gains (losses) on investments            (0.69)     0.20         0.22     0.05     0.73
-------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS                                (0.20)     0.71         0.75     0.67     1.28
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                      0.49      0.51         0.54     0.56     0.56
  Net realized gains                         0.00      0.00         0.00     0.00     0.00
-------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                          0.49      0.51         0.54     0.56     0.56
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $11.14    $11.83       $11.63   $11.42   $11.31
-------------------------------------------------------------------------------------------

TOTAL RETURN (A)                            (1.84%)    6.33%        6.77%    6.13%   12.24%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                         $22,228    $5,730      $16,542  $16,169  $16,025
  Ratios to average net assets:
   Net investment income (loss)*             4.28%     4.32%        5.01%    5.42%    5.01%
   Net expenses*                             1.08%     1.10%        0.35%    0.00%    0.00%
   Gross expenses*                           1.21%     1.23%        1.57%    1.52%    1.81%
  Portfolio turnover rate                      48%       74%          13%       6%      25%
-------------------------------------------------------------------------------------------


                               GE TAX-EXEMPT FUND
----------------------------------------------------------------------------------------------
                                                       CLASS B
                                          9/30/99(B) 9/30/98(B) 9/30/97(E) 10/31/96 10/31/95
----------------------------------------------------------------------------------------------
INCEPTION DATE                                  --         --        --        --     9/8/93
Net asset value, beginning of period        $11.83      $11.63   $11.44       $11.32  $10.60
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                0.43        0.44     0.51         0.62    0.55
  Net realized and unrealized
   gains (losses) on investments             (0.70)       0.21     0.21         0.06    0.73
----------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS                                 (0.27)       0.65     0.72         0.68    1.28
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                       0.43        0.45     0.53         0.56    0.56
  Net realized gains                          0.00        0.00     0.00         0.00    0.00
----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                           0.43        0.45     0.53         0.56    0.56
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $11.13      $11.83   $11.63       $11.44  $11.32
----------------------------------------------------------------------------------------------

TOTAL RETURN (A)                             (2.34%)      5.68%    6.46%        6.12%  12.33%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                           $7,269      $8,905  $10,133       $9,184  $7,668
  Ratios to average net assets:
   Net investment income (loss)*              3.72%       3.81%    4.79%        5.43%   5.01%
   Net expenses*                              1.60%       1.60%    0.57%        0.00%   0.00%
   Gross expenses*                            1.75%       1.71%    2.32%        2.26%   2.56%
  Portfolio turnover rate                       48%         74%      13%           6%     25%
----------------------------------------------------------------------------------------------


                                                         CLASS Y(D)
                                          9/30/99(B)     9/30/98(B)        9/30/97
-------------------------------------------------------------------------------------
INCEPTION DATE                                --             --            9/26/97
Net asset value, beginning of period          $12.30          $12.10         $12.09
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.57            0.58           0.02
  Net realized and unrealized gains
    (losses) on investments                    (0.72)           0.27           0.00
-------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS (0.15)           0.85           0.02
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                         0.57            0.65           0.01
  Net realized gains                            0.00            0.00           0.00
-------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                             0.57            0.65           0.01
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $11.58          $12.30         $12.10
-------------------------------------------------------------------------------------
TOTAL RETURN (A)                               (1.37%)          7.30%          0.11%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)       $24             $24          $3,216
  Ratios to average net assets:
   Net investment income (loss)*                4.72%           4.74%          4.31%
   Net expenses*                                0.59%           0.60%          0.54%
   Gross expenses*                              0.74%           1.25%          0.56%
  Portfolio turnover rate                         48%             74%            13%


----------
See Notes to Schedules of Investments and Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                               GE HIGH YIELD FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A                         CLASS B                       CLASS Y(D)
                                                     9/30/99(B,C)                     9/30/99(B)                      9/30/99(B)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           12/31/98                        12/31/98                        12/31/98
Net asset value, beginning of period                       $10.00                          $10.00                           $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                               0.55                            0.48                             0.55
  Net realized and unrealized
    gains (losses) on investments                           (0.49)                          (0.48)                           (0.48)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS               0.06                            0.00                             0.07
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                      0.53                            0.47                             0.54
  Net realized gains                                         0.00                            0.00                             0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                          0.53                            0.47                             0.54
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $9.53                           $9.53                            $9.53
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A)                                             0.53%                          (0.03%)                           0.71%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)                 $1,931                            $154                          $20,126
  Ratios to average net assets:
   Net investment income (loss)*                             7.57%                           6.53%                            7.49%
   Expenses                                                  0.89%                           1.70%                            0.70%
   Gross expenses                                            1.16%                           2.05%                            0.98%
  Portfolio turnover rate                                      27%                             27%                              27%
------------------------------------------------------------------------------------------------------------------------------------

                                                         GE MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------------
                                                                           CLASS A
                                             9/30/99(B)      9/30/98(B)        9/30/97         9/30/96          9/30/95
--------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                    --              --              --              --             1/5/93
Net asset value, beginning of period             $1.00           $1.00           $1.00           $1.00            $1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                    0.05            0.05            0.05            0.05             0.05
  Net realized and unrealized gains
   on investments                                 0.00            0.00            0.00            0.00             0.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS                                      0.05            0.05            0.05            0.05             0.05
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                           0.05            0.05            0.05            0.05             0.05
  Net realized gains                              0.00            0.00            0.00            0.00             0.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                               0.05            0.05            0.05            0.05             0.05
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $1.00           $1.00           $1.00           $1.00            $1.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A)                                  4.68%           5.23%           5.14%           5.18%            5.52%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)    $196,155        $153,665        $114,030         $85,842          $71,664
  Ratios to average net assets:
   Net investment income (loss)*                  4.58%           5.11%           5.04%           5.06%            5.32%
   Net expenses*                                  0.49%           0.50%           0.47%           0.45%            0.45%
   Gross expenses*                                0.50%           0.52%           0.56%           0.66%            0.70%

----------
See Notes to Schedules of Investments and Financial Statements.

                                                   NOTES TO FINANCIAL HIGHLIGHTS

(A) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTION, AND ASSUME NO SALES CHARGE. HAD THE ADVISER NOT ABSORBED A PORTION OF EXPENSES, TOTAL RETURNS WOULD HAVE BEEN LOWER. PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(B) PER SHARE DATA IS BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(C) EFFECTIVE AS OF THE CLOSE OF BUSINESS SEPTEMBER 17, 1999, CLASS C SHARES OF GE FUNDS WERE COMBINED WITH CLASS A SHARES. THE CURRENT YEAR AND PRIOR YEARS' PER SHARE INFORMATION, TOTAL RETURN, AND RATIOS/SUPPLEMENTAL DATA REFLECT THE RELEVANT INFORMATION OF THE PREDECESSOR CLASS C SHARES FOR ALL FUNDS EXCEPT FOR THE GE VALUE EQUITY FUND, GE MID-CAP GROWTH EQUITY FUND, GE GOVERNMENT SECURITIES FUND AND GE TAX-EXEMPT FUND WHERE THE RELEVANT INFORMATION FOR CLASS A SHARES WAS RETAINED. ALSO SEE NOTE 10 OF NOTES TO FINANCIAL STATEMENTS.

(D) EFFECTIVE AS OF THE CLOSE OF BUSINESS SEPTEMBER 17, 1999, CLASS D SHARES ARE RENAMED CLASS Y SHARES.

(E) FOR THE PERIOD NOVEMBER 1, 1996, THROUGH SEPTEMBER 30, 1997.

*   ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

STATEMENTS OF ASSETS
AND LIABILITIES SEPTEMBER 30, 1999

                                                                       GE                 GE                GE              GE
                                                                      U.S.          PREMIER GROWTH         VALUE          MID-CAP
                                                                     EQUITY             EQUITY            EQUITY          GROWTH
                                                                      FUND               FUND              FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $571,463,018; $85,398,454;
      $64,494,553; $29,878,983; $10,874,083; $21,119,509; $51,066,197;
      $50,645,438; $10,585,929;
      $11,689,824; and $151,867,151, respectively )               $683,686,423       $97,268,738        $80,096,112     $31,239,940
   Short-term investments (at amortized cost)                       24,651,307         7,513,314          3,154,969       2,646,709
   Cash                                                                     --                --                 --              --
   Foreign currency (cost $0; $0; $0; $0; $0; $0; $475,386;
      $418,082; $80,807; $260,316; and $132,023, respectively)                                --                 --              --
      132,447
   Receivable for investments sold                                   1,770,536                --            127,461         925,105
   Income receivables                                                  813,126            67,539            104,690          39,266
   Receivable for fund shares sold                                     434,805           696,330            136,625          74,168
   Variation margin receivable                                         210,450            38,523             27,450              --
   Deferred organizational costs                                            --             6,031                 --              --
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                                                 711,566,647       105,590,475         83,647,307      34,925,188
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable for investments purchased                                 2,165,803         1,814,731            207,848              --
   Payable for fund shares redeemed                                  1,510,574            82,975              9,940          10,431
   Payable to GEIM                                                     358,128           106,769             92,041          45,213
   Current country taxes payable                                            --                --                 --              --
   Defered country taxes payable                                            --                --                 --              --
   Variation margin payable                                                 --                --                 --              --
   Payable to custodian                                                     --                --                 --              --
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                                              4,034,505         2,004,475            309,829          55,644
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                        $707,532,142      $103,586,000        $83,337,478     $34,869,544
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in                                                 517,946,420        87,059,950         63,420,128      35,128,089
   Undistributed (overdistributed) net investment income             3,080,697           207,970             83,542           89,119
      2,907,036
   Accumulated net realized gain (loss)                             74,974,879         4,458,096          4,325,192      (1,708,621)
   Net unrealized appreciation / (depreciation) on:
      Investments                                                  112,223,405        11,870,284         15,601,559       1,360,957
      Futures                                                         (693,005)          (10,300)           (92,925)             --
      Foreign currency related transactions                               (254)               --                (18)             --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                        $707,532,142      $103,586,000        $83,337,478     $34,869,544
------------------------------------------------------------------------------------------------------------------------------------
CLASS A: (NOTE 10)
Net assets                                                         311,958,525        67,310,862         29,606,775      15,943,227
Shares outstanding ($.001 par value)                                 9,590,820         2,447,862          2,431,206       1,692,570
Net asset value per share                                                32.53             27.50              12.18            9.42
Maximum offering price per share                                         34.51             29.18              12.92            9.99

CLASS B:
Net assets                                                          36,920,812        15,501,256         51,369,052      18,073,054
Shares outstanding ($.001 par value)                                 1,168,995           574,226          4,303,910       2,044,112
Net asset value per share*                                               31.58             27.00              11.94            8.84

CLASS C (LEVEL LOAD):
Net assets                                                              70,000            70,000             70,000          70,000
Shares outstanding ($.001 par value)                                     2,217             2,594              5,863           7,919
Net asset value per share*                                               31.58             27.00              11.94            8.84

CLASS Y:
Net assets                                                         358,582,805        20,703,882          2,291,651         783,263
Shares outstanding ($.001 par value)                                11,041,723           750,125            179,854          78,494
Net asset value per share                                                32.48             27.60              12.74            9.98


                                                                         GE               GE               GE               GE
                                                                       MID-CAP         SMALL-CAP         GLOBAL        INTERNATIONAL
                                                                    VALUE EQUITY     VALUE EQUITY        EQUITY           EQUITY
                                                                        FUND             FUND             FUND             FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $571,463,018; $85,398,454;
      $64,494,553; $29,878,983; $10,874,083; $21,119,509; $51,066,197;
      $50,645,438; $10,585,929;
      $11,689,824; and $151,867,151, respectively )                $10,672,321      $21,749,050      $61,296,405       $55,975,877
   Short-term investments (at amortized cost)                          309,819        1,803,640          465,330             1,000
   Cash                                                                     --               --               --                --
   Foreign currency (cost $0; $0; $0; $0; $0; $0; $475,386;
      $418,082; $80,807; $260,316; and $132,023, respectively)              --               --               --           475,558
      132,447
   Receivable for investments sold                                      14,432          126,075        3,539,924           188,618
   Income receivables                                                   70,035           18,559          145,800           142,969
   Receivable for fund shares sold                                          --           70,307          122,260           417,515
   Variation margin receivable                                              --               --               --                --
   Deferred organizational costs                                            --               --               --                --
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                                                  11,066,607       23,767,631       66,045,277        57,147,979
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable for investments purchased                                        --          309,799        2,023,990                --
   Payable for fund shares redeemed                                         --               --           64,970           560,617
   Payable to GEIM                                                       8,802           28,587           78,023            62,697
   Current country taxes payable                                            --               --               --                --
   Defered country taxes payable                                            --               --               --                --
   Variation margin payable                                                 --               --               --                --
   Payable to custodian                                                     --               --               --            76,262
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                                                  8,802          338,386        2,166,983           699,576
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                         $11,057,805      $23,429,245      $63,878,294       $56,448,403
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in                                                  11,317,269       20,280,602       47,974,604        48,515,503
   Undistributed (overdistributed) net investment income                64,371           24,228          (26,399)          (61,286)
   Accumulated net realized gain (loss)                               (122,073)       2,494,874        5,714,000         2,657,854
   Net unrealized appreciation / (depreciation) on:
      Investments                                                     (201,762)         629,541       10,230,208         5,330,439
      Futures                                                               --               --               --                --
      Foreign currency related transactions                                 --               --          (14,119)            5,893
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                         $11,057,805      $23,429,245      $63,878,294       $56,448,403
------------------------------------------------------------------------------------------------------------------------------------
CLASS A: (NOTE 10)
Net assets                                                             707,970       14,561,347       39,244,873        32,938,459
Shares outstanding ($.001 par value)                                    72,027        1,197,699        1,517,702         1,797,404
Net asset value per share                                                 9.83            12.16            25.86             18.33
Maximum offering price per share                                         10.43            12.90            27.44             19.45

CLASS B:
Net assets                                                             177,135        8,505,087        1,477,243         1,488,128
Shares outstanding ($.001 par value)                                    18,136          703,601           59,283            84,280
Net asset value per share*                                                9.77            12.09            24.92             17.66

CLASS C (LEVEL LOAD):
Net assets                                                              70,000           70,000           70,000            70,000
Shares outstanding ($.001 par value)                                     7,165            5,790            2,809             3,964
Net asset value per share*                                                9.77            12.09            24.92             17.66

CLASS Y:
Net assets                                                          10,102,700          292,811       23,086,178        21,951,816
Shares outstanding ($.001 par value)                                 1,026,869           24,038          893,318         1,190,159
Net asset value per share                                                 9.84            12.18            25.84             18.44

                                                                         GE               GE                GE
                                                                       EUROPE          EMERGING         STRATEGIC
                                                                       EQUITY           MARKETS         INVESTMENT
                                                                        FUND             FUND              FUND
-------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $571,463,018; $85,398,454;
      $64,494,553; $29,878,983; $10,874,083; $21,119,509; $51,066,197;
      $50,645,438; $10,585,929;
      $11,689,824; and $151,867,151, respectively )                $10,541,243     $14,305,151        $178,530,659
   Short-term investments (at amortized cost)                          159,451         276,969          16,520,169
   Cash                                                                     --              --                  --
   Foreign currency (cost $0; $0; $0; $0; $0; $0; $475,386;
      $418,082; $80,807; $260,316; and $132,023, respectively)         422,000          80,808             261,888
      132,447
   Receivable for investments sold                                      71,441         286,206           2,121,126
   Income receivables                                                   31,267          11,930             922,618
   Receivable for fund shares sold                                      68,620          70,220             263,033
   Variation margin receivable                                              --              --                  --
   Deferred organizational costs                                            --              --                  --
-------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                                                  10,952,830      15,212,364         198,490,052
-------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable for investments purchased                                     7,724         239,187          11,362,808
   Payable for fund shares redeemed                                         --              --             827,179
   Payable to GEIM                                                      11,055          16,464             109,582
   Current country taxes payable                                            --          37,280                  --
   Defered country taxes payable                                            --          73,628                  --
   Variation margin payable                                                 --              --                  --
   Payable to custodian                                                     --              --                  --
-------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                                                 18,779         366,559          12,299,569
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                         $10,934,051     $14,845,805        $186,190,483
-------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in                                                  10,999,268      11,166,349         149,417,337
   Undistributed (overdistributed) net investment income                42,349         (78,643)          2,907,036
   Accumulated net realized gain (loss)                                (56,612)      1,217,934           7,203,386
   Net unrealized appreciation / (depreciation) on:
      Investments                                                      (44,686)      2,541,699          26,663,508
      Futures                                                               --              --                  --
      Foreign currency related transactions                                732          (1,534)               (784)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                         $10,934,051     $14,845,805        $186,190,483
-------------------------------------------------------------------------------------------------------------------
CLASS A: (NOTE 10)
Net assets                                                             668,624         899,647         107,034,122
Shares outstanding ($.001 par value)                                    67,348          66,788           4,274,096
Net asset value per share                                                 9.93           13.47               25.04
Maximum offering price per share                                         10.54           14.29               26.57

CLASS B:
Net assets                                                             144,008         225,296          16,371,870
Shares outstanding ($.001 par value)                                    14,579          16,808             669,569
Net asset value per share*                                                9.88           13.40               24.45

CLASS C (LEVEL LOAD):
Net assets                                                              70,000          70,000              70,000
Shares outstanding ($.001 par value)                                     7,085           5,185               2,863
Net asset value per share*                                                9.88           13.50               24.45

CLASS Y:
Net assets                                                          10,051,419      13,650,862          62,714,491
Shares outstanding ($.001 par value)                                 1,010,800       1,011,661           2,498,345
Net asset value per share                                                 9.94           13.49               25.10

*Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.


----------
See Notes to Financial Statements.

100 & 101

STATEMENTS OF ASSETS
AND LIABILITIES SEPTEMBER 30, 1999

                                                                      GE              GE              GE
                                                                     FIXED        GOVERNMENT      SHORT-TERM              GE
                                                                    INCOME        SECURITIES      GOVERNMENT          TAX-EXEMPT
                                                                     FUND            FUND            FUND                FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $129,897,655;
      $297,508,167; $25,395,882; $29,337,110; $21,422,442;
      and $0, respectively )                                     $125,845,415     $292,849,867     $25,139,968        $28,882,587
   Short-term investments (at amortized cost)                      17,867,601       23,963,602       2,431,369             97,256
   Receivable for investments sold                                  3,828,196               --       2,264,533                 --
   Income receivables                                               1,451,658        5,067,439         226,857            531,225
   Receivable for fund shares sold                                     83,002           43,759          92,413             70,780
   Receivable from advisor                                                 --               --              --             24,312
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                                                149,075,872      321,924,667      30,155,140         29,606,160
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Distributions payable to shareholders                               84,801          276,572          14,349             15,195
   Payable on forward currency contract                                    --               --              --                 --
   Payable upon return of securities loaned                                --        6,801,442              --                 --
   Payable for investments purchased                               17,302,795        1,669,301       1,994,490                 --
   Payable for fund shares redeemed                                   311,911          129,085       1,172,100                 --
   Payable to GEIM                                                     83,729          846,085          17,117                 --
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                                            17,783,236        9,722,485       3,198,056             15,195
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                       $131,292,636     $312,202,182     $26,957,084        $29,590,965
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in                                                137,813,486      511,322,007      27,170,351         30,558,804
   Undistributed (overdistributed)net investment income               260,617         (276,571)         21,673             76,821
   Accumulated net realized gain (loss)                            (2,729,227)    (194,184,954)         20,974           (590,136)
   Net unrealized appreciation / (depreciation) on:
      Investments                                                  (4,052,240)      (4,658,300)       (255,914)          (454,524)
      Foreign currency related transactions                                --               --              --                 --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                       $131,292,636     $312,202,182     $26,957,084        $29,590,965
------------------------------------------------------------------------------------------------------------------------------------

CLASS A (NOTE 10):
Net assets                                                         92,217,241       42,723,040      23,106,202         22,228,241
Shares outstanding ($.001 par value)                                7,838,670        5,248,801       1,972,406          1,996,137
Net asset value per share                                               11.76             8.14           11.71              11.14
Maximum offering price per share                                        12.28             8.50           12.01              11.63

CLASS B:
Net assets                                                          2,853,506      269,409,142         640,919          7,268,785
Shares outstanding ($.001 par value)                                  242,426       32,864,354          54,778            652,925
Net asset value per share*                                              11.77             8.20           11.70              11.13

CLASS C (LEVEL LOAD):
Net assets                                                             70,000           70,000          70,000             70,000
Shares outstanding ($.001 par value)                                    5,947            8,537           5,983              6,289
Net asset value per share*                                              11.77             8.20           11.70              11.13

CLASS Y:
Net assets                                                         36,151,889               --       3,139,963             23,939
Shares outstanding ($.001 par value)                                3,074,337               --         268,191              2,068
Net asset value per share                                               11.76               --           11.71              11.58


                                                                        GE               GE
                                                                       HIGH             MONEY
                                                                       YIELD           MARKET
                                                                       FUND             FUND**
---------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $129,897,655;
      $297,508,167; $25,395,882; $29,337,110; $21,422,442;
      and $0, respectively )                                        $20,557,989      $         --
   Short-term investments (at amortized cost)                         1,511,797       195,395,139
   Receivable for investments sold                                           --                --
   Income receivables                                                   458,642           411,220
   Receivable for fund shares sold                                       74,789           929,481
   Receivable from advisor                                                   --                --
---------------------------------------------------------------------------------------------------
      TOTAL ASSETS                                                   22,603,217       196,735,840
---------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders                                 19,950           104,065
   Payable on forward currency contract                                  16,854                --
   Payable upon return of securities loaned                                  --                --
   Payable for investments purchased                                    272,807                --
   Payable for fund shares redeemed                                          --           409,110
   Payable to GEIM                                                       12,438            67,366
---------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                                                 322,049           580,541
---------------------------------------------------------------------------------------------------
NET ASSETS                                                          $22,281,168      $196,155,299
---------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in                                                   23,322,619       196,105,050
   Undistributed (overdistributed)net investment income                  19,810            59,091
   Accumulated net realized gain (loss)                                (180,490)           (8,842)
   Net unrealized appreciation / (depreciation) on:
      Investments                                                      (864,453)               --
      Foreign currency related transactions                             (16,318)               --
---------------------------------------------------------------------------------------------------
NET ASSETS                                                          $22,281,168      $196,155,299
---------------------------------------------------------------------------------------------------

CLASS A (NOTE 10):
Net assets                                                            1,930,832       196,155,299
Shares outstanding ($.001 par value)                                    202,641       196,166,485
Net asset value per share                                                  9.53              1.00
Maximum offering price per share                                           9.95                --

CLASS B:
Net assets                                                              153,865                --
Shares outstanding ($.001 par value)                                     16,143                --
Net asset value per share*                                                 9.53                --

CLASS C (LEVEL LOAD):
Net assets                                                               70,000                --
Shares outstanding ($.001 par value)                                      7,345                --
Net asset value per share*                                                 9.53                --

CLASS Y:
Net assets                                                           20,126,471                --
Shares outstanding ($.001 par value)                                  2,111,476                --
Net asset value per share                                                  9.53                --

  * Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.
** GE Money Market Fund is a no load fund offering only one class of shares to all investors.

------
See Notes to Financial Statements.

                                   102 & 103

  STATEMENTS OF OPERATIONS
  FOR THE YEAR ENDED SEPTEMBER 30, 1999

                                                               GE                 GE                GE              GE
                                                              U.S.          PREMIER GROWTH         VALUE          MID-CAP
                                                             EQUITY             EQUITY            EQUITY          GROWTH
                                                              FUND               FUND              FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends                                         $    7,850,483     $      281,553       $1,047,610    $    249,774
      Interest                                               1,233,895            248,408          112,264         122,913
      Less: Foreign taxes withheld                             (48,104)                --           (6,008)         (1,715)
-----------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME                                              9,036,274            529,961        1,153,866         370,972
-----------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees                       2,639,031            392,543          427,255         226,763
      Distribution fees (Note 10)
         Class A                                               569,062             60,399           94,037          60,624
         Class B                                               305,739             67,620          517,137         219,637
         Class C                                               426,731             80,968           11,483           7,006
      Blue Sky fees                                             44,554             31,710           34,763          33,698
      Transfer agent fees                                      612,537             78,774          102,047          68,918
      Trustees' fees                                            14,384              1,134            1,737             769
      Custody and accounting expenses                          145,533             23,138           27,937          17,336
      Professional fees                                        202,177             16,081           24,359          10,653
      Registration expenses                                     35,660              2,801            4,311           1,924
      Amortization of deferred organization expense                 --              2,821               --              --
      Other expenses                                           131,789             10,552           15,850           6,857
-----------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER                              5,127,197            768,541        1,260,916         654,185
      Less: Expenses waived or borne by
         the adviser                                          (137,157)            (4,986)          (8,803)        (29,544)
-----------------------------------------------------------------------------------------------------------------------------
      Net expenses                                           4,990,040            763,555        1,252,113         624,641
-----------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                              4,046,234           (233,594)         (98,247)       (253,669)
-----------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments                                        91,979,021          4,562,042        4,562,070          81,384
         Futures                                               703,955            384,297          144,537        (183,925)
         Written options                                            --                 --               --              --
         Foreign currency related transactions                  (9,549)                --           (3,894)            (14)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments                                        45,728,985          8,665,127       12,085,012       5,146,055
         Futures                                              (687,581)            (1,487)        (113,663)            425
         Written options                                            --                 --               --              --
         Foreign currency related transactions                    (640)                --            2,027              --
-----------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments                                    137,714,191         13,609,979       16,676,089       5,043,925
-----------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                           $141,760,425        $13,376,385      $16,577,842      $4,790,256
-----------------------------------------------------------------------------------------------------------------------------



                                                             GE                   GE               GE                GE
                                                           MID-CAP             SMALL-CAP         GLOBAL         INTERNATIONAL
                                                        VALUE EQUITY         VALUE EQUITY        EQUITY            EQUITY
                                                            FUND*                FUND**           FUND              FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends                                        $   117,830         $   144,922        $   876,865        $  914,728
      Interest                                              24,612             105,818            128,849            97,786
      Less: Foreign taxes withheld                              --                  --            (94,260)         (114,356)
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME                                            142,442             250,740            911,454           898,158
---------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees                      67,241             135,264            430,835           420,497
      Distribution fees (Note 10)
         Class A                                               697              47,220              9,889           110,415
         Class B                                               979              78,025             12,741            12,517
         Class C                                               749               4,942             85,439            20,075
      Blue Sky fees                                         20,000              20,000             32,588            33,167
      Transfer agent fees                                   12,106              47,925            121,976            79,777
      Trustees' fees                                           184                 457              1,355             1,334
      Custody and accounting expenses                       10,443              15,732             24,068            23,280
      Professional fees                                      2,645               6,378             18,943            18,565
      Registration expenses                                    453               1,135              3,364             3,324
      Amortization of deferred organization expense             50                  --                 --             8,863
      Other expenses                                         1,746               4,140             12,310            12,016
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER                            117,293             361,218            753,508           743,830
      Less: Expenses waived or borne by
         the adviser                                       (39,172)            (57,123)           (14,910)          (23,259)
---------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                          78,121             304,095            738,598           720,571
---------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                             64,321             (53,355)           172,856           177,587
---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments                                      (122,073)          2,634,906          5,927,427         3,014,869
         Futures                                                --                  --                 --                --
         Written options                                        --                  --                 --                --
         Foreign currency related transactions                  --                  --           (104,053)         (104,709)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments                                      (201,762)            629,541         10,668,035         8,426,194
         Futures                                                --                  --                 --                --
         Written options                                        --                  --                 --                --
         Foreign currency related transactions                  --                  --            (20,276)           23,479
---------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments                                   (323,835)          3,264,447         16,471,133        11,359,833
---------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                          $(259,514)         $3,211,092        $16,643,989       $11,537,420
---------------------------------------------------------------------------------------------------------------------------------


                                                             GE               GE                GE
                                                           EUROPE          EMERGING         STRATEGIC
                                                           EQUITY           MARKETS         INVESTMENT
                                                             FUND***         FUND***           FUND
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends                                         $   177,539     $     86,918         $1,238,775
      Interest                                               20,171           23,913          4,127,449
      Less: Foreign taxes withheld                          (21,831)         (10,760)           (66,343)
--------------------------------------------------------------------------------------------------------
   TOTAL INCOME                                             175,879          100,071          5,299,881
--------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees                       72,259          103,321            611,538
      Distribution fees (Note 10)
         Class A                                                318              399            174,262
         Class B                                                724              946            140,969
         Class C                                                572              686            159,315
      Blue Sky fees                                          19,917           19,917             33,894
      Transfer agent fees                                    12,170           12,170            286,662
      Trustees' fees                                            162              177              3,946
      Custody and accounting expenses                         9,013            9,124             48,481
      Professional fees                                       2,323            2,547             55,376
      Registration expenses                                     392              612              9,784
      Amortization of deferred organization expense              --               --                 --
      Other expenses                                          1,552            1,703             37,088
--------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER                             119,402          151,602          1,561,315
      Less: Expenses waived or borne by
         the adviser                                        (35,207)         (33,445)                --
--------------------------------------------------------------------------------------------------------
      Net expenses                                           84,195          118,157          1,561,315
--------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                              91,684          (18,086)         3,738,566
--------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments                                        (56,612)       1,250,870          7,744,452
         Futures                                                 --               --            (74,172)
         Written options                                         --               --             77,677
         Foreign currency related transactions              (56,979)        (101,105)           (52,537)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments                                        (44,686)       2,541,699         10,858,459
         Futures                                                 --               --                 --
         Written options                                         --               --               (737)
         Foreign currency related transactions                  732           (1,534)            (2,100)
--------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments                                    (157,545)       3,689,930         18,551,042
--------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                         $   (65,861)      $3,671,844        $22,289,608
--------------------------------------------------------------------------------------------------------

 * For the period December 31, 1998 (inception) through September 30, 1999. ** For the period September 30, 1998 (inception) through September 30, 1999. *** For the period January 29, 1999 (inception) through September 30, 1999.



------
See Notes to Financial Statements.

104 & 105

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1999

                                                             GE             GE              GE                           GE
                                                            FIXED       GOVERNMENT      SHORT-TERM         GE           HIGH
                                                           INCOME       SECURITIES      GOVERNMENT     TAX-EXEMPT       YIELD
                                                            FUND           FUND            FUND           FUND          FUND*
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends                                        $     92,191    $        --     $        --     $       --    $       --
      Interest                                            7,893,215     25,698,112**     1,397,270      1,632,331     1,298,596
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME                                           7,985,406     25,698,112       1,397,270      1,632,331     1,298,596
---------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees                      461,197      1,483,393          77,782        107,280        94,653
      Distribution fees (Note 10)
         Class A                                            175,126        131,353          47,152         30,009           386
         Class B                                             23,225      3,389,751           6,342         82,606           840
         Class C                                            144,727         12,025          25,081         40,056         1,989
      Blue Sky fees                                          29,985         36,278          32,960         33,501        20,000
      Transfer agent fees                                   150,742        450,264          47,832         54,949        18,034
      Trustees' fees                                          2,970          9,699             597            692           366
      Custody and accounting expenses                        39,947         91,367          16,464         18,132        12,409
      Professional fees                                      41,792        134,800           8,352          9,701         5,261
      Registration expenses                                   7,362         24,164           1,485          1,717           904
      Amortization of deferred organization expense              --             --           8,863             --            --
      Other expenses                                         28,276         88,831           5,417          7,336         3,475
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER                           1,105,349      5,851,925         278,327        385,979       158,317
      Less: Expenses waived or borne by
         the adviser                                        (38,513)      (144,751)        (83,078)       (48,378)      (45,089)
---------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                        1,066,836      5,707,174         195,249        337,601       113,228
---------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME                                  6,918,570     19,990,938       1,202,021      1,294,730     1,185,368
---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments                                     (1,720,767)    (4,261,858)        116,762       (161,812)     (184,314)
         Written options                                    163,015        459,307              --             --            --
         Foreign currency related transactions                  (13)            --              --             --        23,634
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments                                     (6,968,363)   (25,796,543)       (670,369)    (1,896,136)     (864,453)
         Written options                                     (1,934)        (8,859)             --             --            --
         Foreign currency related transactions                  (29)            --              --             --       (16,318)
---------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments                                  (8,528,091)   (29,607,953)       (553,607)    (2,057,948)   (1,041,451)
---------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE)IN NET ASSETS
      RESULTING FROM OPERATIONS                         $(1,609,521)   $(9,617,015)   $    648,414      $(763,218)     $143,917
---------------------------------------------------------------------------------------------------------------------------------

                                                           GE
                                                          MONEY
                                                         MARKET
                                                          FUND
-----------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends                                         $       --
      Interest                                           8,850,392
-----------------------------------------------------------------------
   TOTAL INCOME                                          8,850,392
-----------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees                     436,186
      Distribution fees (Note 10)
         Class A                                                --
         Class B                                                --
         Class C                                                --
      Blue Sky fees                                         32,904
      Transfer agent fees                                  250,900
      Trustees' fees                                         4,010
      Custody and accounting expenses                       47,569
      Professional fees                                     56,163
      Registration expenses                                  9,960
      Amortization of deferred organization expense             --
      Other expenses                                        36,509
-----------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER                            874,201
      Less: Expenses waived or borne by
         the adviser                                       (20,979)
-----------------------------------------------------------------------
      Net expenses                                         853,222
-----------------------------------------------------------------------
   NET INVESTMENT INCOME                                 7,997,170
-----------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments                                            --
         Written options                                        --
         Foreign currency related transactions                  --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments                                            --
         Written options                                        --
         Foreign currency related transactions                  --
-----------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments                                         --
-----------------------------------------------------------------------
   NET INCREASE (DECREASE)IN NET ASSETS
      RESULTING FROM OPERATIONS                         $7,997,170
-----------------------------------------------------------------------


  * For the period December 31, 1998 (inception) through September 30, 1999.
 ** Income attributable to security lending activity, net of rebate expenses, for the GE Government Securities Fund was $488,628.


------
See Notes to Financial Statements.

106 & 107

STATEMENTS OF CHANGES
IN NET ASSETS

                                                                  GE                       GE                       GE
                                                                 U.S.               PREMIER GROWTH                VALUE
                                                                EQUITY                   EQUITY                   EQUITY
                                                                 FUND                     FUND                     FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR ENDED  YEAR ENDED    YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                        SEPTEMBER   SEPTEMBER     SEPTEMBER   SEPTEMBER   SEPTEMBER   SEPTEMBER
                                                         30, 1999   30, 1998      30, 1999     30, 1998    30, 1999    30, 1998
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income/(loss)                      $4,046,234  $ 4,526,425   $  (233,594)  $  44,149    $(98,247)  $  77,791
     Net realized gain (loss) on investments,
       futures, written options, and foreign
       currency related transactions                   92,673,427   45,962,987     4,946,339   1,198,776   4,702,713   2,575,075
     Net increase (decrease) in unrealized
       appreciation/depreciation                       45,040,764  (38,784,755)    8,663,640   1,054,296  11,973,376     139,963
---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations          141,760,425   11,704,657    13,376,385   2,297,221  16,577,842   2,792,829
---------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A                                           (554,582)    (481,181)          --          --      (54,459)        --
       Class B                                            (37,985)     (32,171)          --          --          --          --
       Class C                                         (1,040,599)    (855,823)      (21,376)    (13,202)        --          --
       Class Y                                         (3,032,762)  (2,463,920)      (24,596)    (17,092)    (12,937)        --
     Tax return of capital
       Class A                                                 --           --           --          --          --          --
       Class B                                                 --           --           --          --          --          --
       Class C                                                 --           --           --          --          --          --
       Class Y                                                 --           --           --          --          --          --
     Net realized gains
       Class A                                         (8,266,829)  (5,530,158)     (245,349)    (32,269)   (712,210) (2,507,957)
       Class B                                         (2,013,790)  (1,340,093)      (75,915)    (11,673) (1,765,132)(13,807,227)
       Class C                                        (11,428,065)  (8,562,260)     (541,997)   (130,090)        --     (117,795)
       Class Y                                        (24,644,393) (18,140,095)     (243,657)    (90,458)    (62,064)        --
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                (51,019,005) (37,405,701)   (1,152,890)   (294,784) (2,606,802)(16,432,979)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   operations and distributions                        90,741,420  (25,701,044)   12,223,495   2,002,437  13,971,040 (13,640,150)
---------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A                                         57,506,537   39,908,081    15,693,055   5,068,340  23,306,671   7,573,642
       Class B                                         13,686,463    9,344,808    13,025,352   1,665,872   6,646,123   8,084,776
       Class C                                         48,866,502   39,694,037    30,507,072   8,332,734   5,287,366   2,734,074
       Class C (level load)                                70,000           --        70,000        --        70,000          --
       Class Y                                         87,021,913  148,277,145    47,132,513   1,303,750   3,154,151   2,145,188
     Value of distributions reinvested
       Class A                                          8,822,976    6,011,339       245,318      32,272     639,827   2,501,541
       Class B                                          1,987,603    1,323,764        69,002      11,511   1,723,554  13,405,062
       Class C                                         12,199,432    9,238,804       556,529     140,941     122,575     117,795
       Class Y                                         27,361,490   20,389,435       268,239     107,550      75,002          --
     Cost of shares redeemed
       Class A                                        (38,044,646) (22,060,445)   (6,210,407)   (873,788)(19,256,429) (1,991,397)
       Class B                                         (3,827,603)  (2,702,360)     (384,886)    (99,702)(11,457,926)(11,473,261)
       Class C                                        (26,060,350) (17,397,625)   (3,387,295) (1,489,425)   (942,565)   (274,073)
       Class Y                                        (85,897,990) (83,986,003)  (36,981,788)   (342,129) (2,877,595)   (578,798)
     Value of shares redesignated (Note10)
       Class A                                       (133,574,732)           --  (18,802,004)         --   7,595,717          --
       Class C                                        133,574,732            --   18,802,004          --  (7,595,717)         --
---------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from
      share transactions                              103,692,327   148,040,980   60,602,704  13,857,926   6,490,754  22,244,549
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS            194,433,747   122,339,936   72,826,199  15,860,363  20,461,794   8,604,399
NET ASSETS
   Beginning of year                                  513,098,395   390,758,459   30,759,801  14,899,438  62,875,684  54,271,285
---------------------------------------------------------------------------------------------------------------------------------
   End of year                                       $707,532,142  $513,098,395 $103,586,000 $30,759,801 $83,337,478 $62,875,684
---------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
   INCOME, END OF YEAR                              $   3,080,697    $3,710,271 $    207,970 $   106,765 $    83,542 $   173,039


                                                               GE
                                                             MID-CAP
                                                              GROWTH
                                                              FUND
------------------------------------------------------------------------------
                                                      YEAR ENDED  YEAR ENDED
                                                      SEPTEMBER   SEPTEMBER
                                                      30, 1999     30, 1998
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income/(loss)                     $ (253,669)  $ (286,747)
     Net realized gain (loss) on investments,
       futures, written options, and foreign
       currency related transactions                    (102,555)  (1,477,789)
     Net increase (decrease) in unrealized
       appreciation/depreciation                       5,146,480   (5,051,237)
------------------------------------------------------------------------------
     Net increase (decrease) from operations           4,790,256   (6,815,773)
------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A                                               --           --
       Class B                                               --           --
       Class C                                               --           --
       Class Y                                               --           --
     Tax return of capital
       Class A                                               --       (25,589)
       Class B                                               --       (73,996)
       Class C                                               --        (1,885)
       Class Y                                               --            --
     Net realized gains
       Class A                                               --    (4,618,651)
       Class B                                               --   (13,413,646)
       Class C                                               --      (341,767)
       Class Y                                               --            --
------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                       --   (18,475,534)
------------------------------------------------------------------------------
Increase (decrease) in net assets from
   operations and distributions                        4,790,256  (25,291,307)
------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A                                        15,816,615    2,242,341
       Class B                                         1,278,017    3,303,026
       Class C                                         2,134,797    2,724,759
       Class C (level load)                               70,000           --
       Class Y                                         1,110,339      749,812
     Value of distributions reinvested
       Class A                                                --    4,628,103
       Class B                                                --   13,080,553
       Class C                                                --      343,652
       Class Y                                                --           --
     Cost of shares redeemed
       Class A                                       (14,637,395)  (1,094,533)
       Class B                                        (8,378,193)  (8,646,813)
       Class C                                          (819,735)    (662,619)
       Class Y                                          (842,798)    (194,710)
     Value of shares redesignated (Note10)
       Class A                                         3,348,474           --
       Class C                                        (3,348,474)          --
------------------------------------------------------------------------------
   Net increase (decrease) from
      share transactions                              (4,268,353)  16,473,571
------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS               521,903   (8,817,736)
NET ASSETS
   Beginning of year                                  34,347,641   43,165,377
------------------------------------------------------------------------------
   End of year                                       $34,869,544  $34,347,641
------------------------------------------------------------------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
   INCOME, END OF YEAR                               $    89,119  $  142,908


-------------------
See Notes to Financial Statements.

        GE                 GE                   GE                      GE                   GE
      MID-CAP          SMALL-CAP               GLOBAL              INTERNATIONAL           EUROPE
    VALUE EQUITY      VALUE EQUITY             EQUITY                 EQUITY               EQUITY
       FUND*              FUND**                FUND                    FUND                FUND***
---------------------------------------------------------------------------------------------------------
       FOR THE           FOR THE       YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED     FOR THE
    PERIOD ENDED       PERIOD ENDED     SEPTEMBER  SEPTEMBER   SEPTEMBER   SEPTEMBER    PERIOD ENDED
 SEPTEMBER 30, 1999 SEPTEMBER 30, 1999  30, 1999   30, 1998     30, 1999    30, 1998  SEPTEMBER 30, 1999
---------------------------------------------------------------------------------------------------------



 $    64,321       $    (53,355)    $    172,856  $  136,320 $   177,587   $  100,619   $   91,684


    (122,073)         2,634,906        5,823,374   2,517,115   2,910,160   17,619,722     (113,591)

    (201,762)           629,541       10,647,759  (9,215,341)  8,449,673  (21,297,740)     (43,954)
---------------------------------------------------------------------------------------------------------
    (259,514)         3,211,092       16,643,989  (6,561,906) 11,537,420   (3,577,399)     (65,861)
---------------------------------------------------------------------------------------------------------


          --            (17,185)              --          --          --          --           --
          --             (6,483)              --          --          --          --           --
          --             (2,030)          (6,483)    (24,430)         --          --           --
          --               (338)         (54,973)    (90,621)    (14,483)    (224,494)         --

          --                 --                --         --          --          --           --
          --                 --                --         --          --          --           --
          --                 --                --         --          --          --           --
          --                 --                --         --          --          --           --

          --            (26,117)         (66,628)   (150,721)   (734,084)  (3,380,824)         --
          --            (23,306)         (50,765)    (99,362)    (38,540)    (115,286)         --
          --             (2,408)      (1,350,779) (3,436,488)   (222,299)  (1,110,552)         --
          --               (345)        (749,054) (2,293,450)   (673,225) (14,195,464)         --
---------------------------------------------------------------------------------------------------------
          --            (78,212)      (2,278,682) (6,095,072) (1,682,631) (19,026,620)         --

    (259,514)         3,132,880       14,365,307 (12,656,978)  9,854,789  (22,604,019)     (65,861)
---------------------------------------------------------------------------------------------------------


     260,465         33,698,178        1,185,815     621,999  23,567,324   15,760,753      109,592
     189,794         24,885,336          482,336     440,879     451,153      917,197      146,344
     680,786          2,586,142        4,277,279   3,978,342   7,656,574    1,841,361      568,691
      70,000             70,000           70,000          --      70,000           --       70,000
  33,017,910            278,087        5,962,663   7,111,585  81,372,385   52,750,459   20,512,200

          --             43,277           66,068     150,788     736,219    3,380,724           --
          --             29,257           50,665      99,333      38,196      106,474           --
          --              4,438        1,302,707   3,342,507     215,589    1,074,389           --
          --                683          804,025   2,384,063     687,713   14,343,411           --

      (4,488)       (23,451,422)        (467,769)   (522,162)(20,561,422) (14,299,215)          --
          --        (17,707,407)        (349,174)   (178,609)   (153,506)    (306,317)         (51)
    (181,317)          (134,696)      (6,110,317) (6,992,560) (6,910,555)  (1,101,264)      (6,864)
 (22,715,831)            (5,508)      (3,616,436)(12,087,216)(79,809,601) (111,605,714)(10,400,000)

    (247,930)       (12,090,451)      (2,709,574)         -- (24,843,172)          --     (110,008)
     247,930         12,090,451        2,709,574          --  24,843,172           --      110,008
---------------------------------------------------------------------------------------------------------
  11,317,319         20,296,365        3,657,862  (1,651,051)  7,360,069  (37,137,742)  10,999,912
---------------------------------------------------------------------------------------------------------
  11,057,805         23,429,245       18,023,169 (14,308,029) 17,214,858  (59,741,761)  10,934,051

          --                 --       45,855,125  60,163,154  39,233,545   98,975,306           --
---------------------------------------------------------------------------------------------------------
 $11,057,805        $23,429,245      $63,878,294 $45,855,125 $56,448,403  $39,233,545  $10,934,051
---------------------------------------------------------------------------------------------------------

$     64,371        $    24,228    $     (26,399)$   (91,940)$   (61,286) $  (177,615) $    42,349



         GE                     GE
      EMERGING              STRATEGIC
       MARKETS              INVESTMENT
        FUND***                FUND
----------------------------------------------
      FOR THE        YEAR ENDED   YEAR ENDED
    PERIOD ENDED     SEPTEMBER   SEPTEMBER
  SEPTEMBER 30, 1999  30, 1999    30, 1998
----------------------------------------------



   $    (18,086)   $ 3,738,566 $  3,327,326


      1,149,765      7,695,420   12,605,986

      2,540,165     10,855,622   (9,993,051)
----------------------------------------------
      3,671,844     22,289,608    5,940,261
----------------------------------------------


            --       (638,181)     (814,947)
            --       (195,368)     (111,753)
            --     (1,188,354)     (927,488)
            --     (1,334,185)     (936,622)

            --              --        --
            --              --        --
            --              --        --
            --              --        --

            --     (2,732,777)    (1,344,753)
            --     (1,006,283)      (230,774)
            --      (4,382,836)   (1,380,557)
            --      (4,474,829)   (1,269,011)
----------------------------------------------
            --     (15,952,813)   (7,015,905)

      3,671,844      6,336,795    (1,075,644)
----------------------------------------------


        114,859      8,326,786    13,892,894
        189,288      4,870,311     6,179,827
        680,644     23,300,754    13,331,124
         70,000         70,000            --
     36,168,212     15,731,664    35,615,406

             --      3,366,398     2,157,656
             --      1,124,159       331,559
             --      5,427,453     2,232,380
             --      5,809,005     2,205,624

             (9)    (8,854,818)  (22,533,547)
           (398)    (1,181,212)     (984,281)
         (7,265)   (10,237,274)   (6,507,447)
    (26,041,370)   (13,089,905)  (23,511,013)

       (151,399)   (37,490,879)           --
        151,399     37,490,879            --
----------------------------------------------
     11,173,961     34,663,321    22,410,182
----------------------------------------------
     14,845,805     41,000,116    21,334,538

             --    145,190,367   123,855,829
----------------------------------------------
    $14,845,805   $186,190,483  $145,190,367
----------------------------------------------

    $   (78,643)  $  2,907,036  $  2,557,260


  * For the period December 31, 1998 (inception) through September 30, 1999. ** For the period September 30, 1998 (inception) through September 30, 1999.
*** For the period January 29, 1999 (inception) through September 30, 1999.

STATEMENTS OF CHANGES
IN NET ASSETS (CONTINUED)
CHANGES IN FUND SHARES

                                                    GE                       GE
                                                    U.S.               PREMIER GROWTH
                                                   EQUITY                  EQUITY
                                                    FUND                    FUND
--------------------------------------------------------------------------------------------
                                           YEAR ENDED  YEAR ENDED   YEAR ENDED  YEAR ENDED
                                           SEPTEMBER    SEPTEMBER   SEPTEMBER   SEPTEMBER
                                            30, 1999    30, 1998     30, 1999    30, 1998
--------------------------------------------------------------------------------------------
CLASS A (NOTE 10):
Shares sold                                 1,736,350   1,344,147      591,449     262,567
Issued for distributions reinvested           295,675     223,670       10,840       1,793
Shares redeemed                            (1,156,282)   (751,831)    (226,666)    (43,151)
Shares redesignated                        (3,918,249)         --     (672,983)         --
--------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares     (3,042,506)    815,986     (297,360)    221,209
--------------------------------------------------------------------------------------------
CLASS B:
Shares sold                                   431,868     324,472      483,216      82,590
Issued for distributions reinvested            69,399      52,027        3,079         643
Shares redeemed                              (121,853)    (94,240)     (14,847)     (4,985)
--------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares        379,414     282,259      471,448      78,248
--------------------------------------------------------------------------------------------
CLASS C (NOTE 10):
Shares sold                                 1,526,641   1,354,049    1,148,329     404,093
Issued for distributions reinvested           416,077     349,552       24,527       7,816
Shares redeemed                              (816,120)   (595,640)    (130,952)    (72,985)
Shares redesignated                         3,980,888+         --      669,969+         --
--------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares      5,107,486   1,107,961    1,711,873     338,924
--------------------------------------------------------------------------------------------
CLASS Y:
Shares sold                                 2,688,715   4,892,297    1,755,080      66,412
Issued for distributions reinvested           936,717     774,086       11,802       5,965
Shares redeemed                            (2,700,838) (2,895,887)  (1,386,491)    (16,534)
--------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares        924,594   2,770,496      380,391      55,843
--------------------------------------------------------------------------------------------
CLASS C (LEVEL LOAD):
Shares sold                                     2,217          --        2,594          --
--------------------------------------------------------------------------------------------


                                                    GE                    GE
                                                  VALUE                 MID-CAP
                                                  EQUITY                 GROWTH
                                                   FUND                   FUND
-----------------------------------------------------------------------------------------
                                          YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                          SEPTEMBER   SEPTEMBER   SEPTEMBER   SEPTEMBER
                                           30, 1999    30, 1998    30, 1999    30, 1998
-------------------------------------------------------------------------------------------
CLASS A (NOTE 10):
Shares sold                                1,955,637     750,562   1,561,898     226,004
Issued for distributions reinvested           57,746     269,272          --     489,229
Shares redeemed                           (1,624,075)   (189,310) (1,440,010)   (107,318)
Shares redesignated                          604,899          --     344,777          --
-------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares       994,207     830,524     466,665     607,915
-------------------------------------------------------------------------------------------
CLASS B:
Shares sold                                  560,010     769,421     139,605     331,551
Issued for distributions reinvested          158,124   1,461,859          --   1,459,769
Shares redeemed                             (984,873) (1,076,407)   (921,219)   (852,340)
-------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares      (266,739)  1,154,873    (781,614)    938,980
-------------------------------------------------------------------------------------------
CLASS C (NOTE 10):
Shares sold                                  447,938     245,325     334,526     226,192
Issued for distributions reinvested           10,838      13,339          --      36,751
Shares redeemed                             (100,254)    (25,716)   (200,410)    (62,200)
Shares redesignated                         (591,470)         --    (334,859)         --
-------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares      (232,948)    232,948    (200,743)    200,743
-------------------------------------------------------------------------------------------
CLASS Y:
Shares sold                                  239,887     204,968     101,644      72,759
Issued for distributions reinvested            6,499          --          --         --
Shares redeemed                             (218,737)    (52,763)    (77,172)    (18,737)
-------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares        27,649     152,205      24,472      54,022
-------------------------------------------------------------------------------------------
CLASS C (LEVEL LOAD):
Shares sold                                    5,863          --       7,919         --
-------------------------------------------------------------------------------------------

  * For the period December 31, 1998 (inception) through September 30, 1999.
 ** For the period September 30, 1998 (inception) through September 30, 1999.
*** For the period January 29, 1999 (inception) through September 30, 1999.
  + Class C shares were renamed Class A as a result of the redesignation. See Note 10 of the Notes to Financial Statements.

------------
See Notes to Financial Statements.

        GE                GE                  GE                    GE                     GE
      MID-CAP           SMALL-CAP            GLOBAL            INTERNATIONAL             EUROPE
   VALUE EQUITY        VALUE EQUITY          EQUITY               EQUITY                 EQUITY
       FUND*              FUND**              FUND                 FUND                  FUND***
------------------------------------------------------------------------------------------------------
      FOR THE            FOR THE       YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED      FOR THE
    PERIOD ENDED       PERIOD ENDED     SEPTEMBER SEPTEMBER  SEPTEMBER  SEPTEMBER    PERIOD ENDED
 SEPTEMBER 30, 1999 SEPTEMBER 30, 1999  30, 1999   30, 1998   30, 1999   30, 1998  SEPTEMBER 30, 1999
------------------------------------------------------------------------------------------------------




      24,768          2,949,640           48,986    27,204   1,334,667    849,142       10,935
          --              3,803            3,004     7,432      44,756    204,348           --
        (431)        (1,975,102)         (19,835)  (24,111) (1,147,351)  (784,389)          --
     (24,337)          (978,341)        (104,616)       --  (1,353,542)        --      (10,935)
------------------------------------------------------------------------------------------------------
          --                 --          (72,461)   10,525  (1,121,470)   269,101           --
------------------------------------------------------------------------------------------------------




      18,136          2,198,692           20,327    18,635      26,476     52,960       14,584
          --              2,571            2,351     4,967       2,374      6,550           --
          --         (1,497,662)         (15,003)   (8,038)     (9,142)   (17,677)          (5)
------------------------------------------------------------------------------------------------------
      18,136            703,601            7,675    15,564      19,708     41,833       14,579
------------------------------------------------------------------------------------------------------




      65,504            233,146          175,894   169,269     427,459     99,589       57,157
         --                 390           58,628   163,280      12,987     64,512          --
     (17,755)           (12,291)        (260,820) (307,386)   (386,521)   (61,675)        (727)
      24,278+           976,454+         103,261+       --   1,338,822+       --        10,918+
------------------------------------------------------------------------------------------------------
      72,027          1,197,699           76,963    25,163   1,392,747    102,426       67,348
------------------------------------------------------------------------------------------------------




   3,042,212             24,419          244,044   304,658   4,815,998  2,982,399    2,010,800
          --                 60           36,266   116,751      41,255    858,464           --
  (2,015,343)              (441)        (149,704  (570,743) (4,679,403)(6,505,018)  (1,000,000)
------------------------------------------------------------------------------------------------------
   1,026,869             24,038          130,606  (149,334)    177,850 (2,664,155)   1,010,800
------------------------------------------------------------------------------------------------------




       7,165              5,790            2,809        --       3,964        --        7,085
------------------------------------------------------------------------------------------------------


       GE                  GE
    EMERGING           STRATEGIC
     MARKETS           INVESTMENT
     FUND***              FUND
-------------------------------------------
    FOR THE       YEAR ENDED  YEAR ENDED
  PERIOD ENDED     SEPTEMBER  SEPTEMBER
SEPTEMBER 30, 1999  30, 1999   30, 1998
------------------------------------------




       11,173        331,745    566,785
           --        142,765     94,758
           --       (353,840)  (955,787)
      (11,173)    (1,481,299)       --
------------------------------------------
           --     (1,360,629)  (294,244)
------------------------------------------




       16,837        197,491    257,968
           --         48,393     14,710
          (29)       (48,091)   (40,768)
------------------------------------------
       16,808        197,793    231,910
------------------------------------------




       56,204        924,935    540,921
          --         229,489     97,714
         (573)      (405,876)  (267,511)
       11,157+     1,474,104+        --
------------------------------------------
       66,788      2,222,652    371,124
------------------------------------------




    3,035,431        630,397  1,414,703
           --        245,520     96,568
   (2,023,770)      (518,456)  (940,177)
------------------------------------------
    1,011,661        357,461    571,094
------------------------------------------




       5,185           2,863         --
------------------------------------------

STATEMENTS OF CHANGES
IN NET ASSETS

                                                                        GE                                GE
                                                                       FIXED                         GOVERNMENT
                                                                      INCOME                         SECURITIES
                                                                       FUND                             FUND
                                                               YEAR ENDED   YEAR ENDED         YEAR ENDED  YEAR ENDED
                                                                SEPTEMBER    SEPTEMBER          SEPTEMBER   SEPTEMBER
                                                                30, 1999     30, 1998           30, 1999    30, 1998
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income/(loss)                             $  6,918,570 $  5,068,096        $19,990,938   $28,543,678
     Net realized gain (loss) on investments,
       futures, written options, and foreign
       currency related transactions                            (1,557,765)   1,914,232         (3,802,551)    6,729,401
     Net increase (decrease) in unrealized
       appreciation/depreciation                                (6,970,326)   1,975,703        (25,805,402)   13,323,472
--------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                    (1,609,521)   8,958,031         (9,617,015)   48,596,551
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A                                                  (1,759,290)  (1,446,282)        (1,826,244)   (1,482,314)
       Class B                                                    (105,975)     (74,005)       (20,205,547)  (24,576,037)
       Class C                                                  (3,068,814)  (2,279,994)          (287,474)      (19,806)
       Class Y                                                  (2,028,088)  (1,154,520)                --          --
     In excess of net investment income
       Class A                                                          --      (48,982)           (27,048)     (137,534)
       Class B                                                          --       (2,506)          (299,260)   (2,280,240)
       Class C                                                          --      (77,218)            (4,258)       (1,838)
       Class Y                                                          --      (39,101)                --         --
     Net realized gains
       Class A                                                          --           --                 --         --
       Class B                                                          --           --                 --         --
       Class C                                                          --           --                 --         --
       Class Y                                                          --           --                 --         --
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                          (6,962,167)  (5,122,608)       (22,649,831)  (28,497,769)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   operations and distributions                                 (8,571,688)   3,835,423        (32,266,846)   20,098,782
--------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A                                                  16,074,155   24,826,414         18,299,359    5,748,451
       Class B                                                   1,661,775      454,176          1,564,140    1,975,186
       Class C                                                  25,941,359   18,055,834          8,984,911    1,072,103
       Class C (level load)                                         70,000           --             70,000         --
       Class Y                                                  32,062,979   22,825,479                 --         --
     Value of distributions reinvested
       Class A                                                   1,744,421    1,490,154          1,212,950    1,024,680
       Class B                                                      92,742       66,019         11,006,743   14,233,382
       Class C                                                   2,520,894    1,972,220            257,463       15,945
       Class Y                                                   2,015,869    1,189,393                 --         --
     Cost of shares redeemed
       Class A                                                 (19,846,087) (10,689,227)        (7,089,591)   (7,282,931)
       Class B                                                    (604,323)    (130,035)      (113,282,929) (158,884,041)
       Class C                                                 (13,270,795)  (7,139,096)        (1,741,911)     (144,030)
       Class Y                                                 (25,598,559) (11,100,710)                --         --
     Value of shares redesignated (Note 10)
       Class A                                                 (30,959,039)          --          8,088,932         --
       Class C                                                  30,959,039           --         (8,088,932)        --
--------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from
     share transactions                                         22,864,430   41,820,621        (80,718,865) (142,241,255)
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                      14,292,742   45,656,044       (112,985,711) (122,142,473)
NET ASSETS
   Beginning of year                                           116,999,894   71,343,850        425,187,893   547,330,366
--------------------------------------------------------------------------------------------------------------------------------
   End of year                                                $131,292,636 $116,999,894       $312,202,182  $425,187,893
--------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT
   INCOME, END OF YEAR                                        $    260,617 $    304,228 $     (276,571)   $    2,051,756





--------
See Notes to Financial Statements.

              GE                                                                GE                            GE
          SHORT-TERM                             GE                            HIGH                          MONEY
          GOVERNMENT                         TAX-EXEMPT                        YIELD                        MARKET
             FUND                               FUND                           FUND*                        FUND**
     YEAR ENDED YEAR ENDED             YEAR ENDED  YEAR ENDED                 FOR THE                YEAR ENDED YEAR ENDED
      SEPTEMBER  SEPTEMBER             SEPTEMBER    SEPTEMBER              PERIOD ENDED               SEPTEMBER  SEPTEMBER
      30, 1999   30, 1998               30, 1999    30, 1998            SEPTEMBER 30, 1999            30, 1999   30, 1998
-----------------------------------------------------------------------------------------------------------------------------



   $1,202,021  $1,317,610            $1,294,730 $  1,103,940            $  1,185,368               $7,997,170 $  6,311,997


      116,762     208,995              (161,812)     314,282                (160,680)                      --          491

     (670,369)    242,914            (1,896,136)      87,364                (880,771)                      --           --
-----------------------------------------------------------------------------------------------------------------------------
      648,414   1,769,519              (763,218)   1,505,586                 143,917                7,997,170    6,312,488
-----------------------------------------------------------------------------------------------------------------------------


     (419,703)   (439,601)             (271,001)    (305,754)                 (5,379)              (7,998,158)  (6,311,997)
      (30,624)    (46,925)             (307,436)    (359,269)                 (5,478)                      --         --
     (470,958)   (385,296)             (715,149)    (404,359)                (60,256)                      --         --
     (283,959)   (476,763)               (1,147)     (35,569)             (1,114,255)                      --         --

            --         --                     --          --                      --                       --         --
            --         --                     --          --                      --                       --         --
            --         --                     --          --                      --                       --         --
            --         --                     --          --                      --                       --         --

      (38,417)    (12,916)                    --          --                      --                       --         --
       (3,579)     (1,764)                    --          --                      --                       --         --
      (37,788)    (11,323)                    --          --                      --                       --         --
      (32,682)    (13,601)                    --          --                      --                       --         --
---------------------------------------------------------------------------------------------------------------------------
   (1,317,710) (1,388,189)           (1,294,733)  (1,104,951)             (1,185,368)              (7,998,158)  (6,311,997)

     (669,296)    381,330            (2,057,951)     400,635              (1,041,451)                    (988)         491
---------------------------------------------------------------------------------------------------------------------------


    3,527,565   1,913,508               749,798      323,984                 140,749              368,131,388  249,769,855
      295,325     139,431               603,787      519,672                 171,010                       --         --
    6,646,546   3,768,403            12,388,023    3,461,252               1,949,270                       --         --
       70,000          --                70,000           --                  70,000                       --         --
    1,694,190   2,038,639                    --            2              20,000,160                       --         --

      441,082     447,377                54,219       27,838                   4,971                7,631,458    6,056,055
       29,138      39,774               214,362      253,474                   5,225                       --         --
      467,900     364,028               624,445      337,596                  28,202                       --         --
      316,658     490,364                 1,142       26,477               1,095,962                       --         --

   (1,686,423)   (874,765)             (294,952) (11,220,260)                     --             (333,271,857)(216,190,647)
     (557,985)   (327,201)           (1,970,806)  (2,153,769)                (16,486)                      --         --
   (2,909,386)  (1,369,667)          (6,244,697)  (1,212,139)               (126,444)                      --         --
   (8,149,832)   (934,445)                   (6)  (3,234,639)                     --

  (10,939,300)         --            16,384,881           --                (140,479)                      --         --
   10,939,300          --           (16,384,881)          --                 140,479                       --         --
-----------------------------------------------------------------------------------------------------------------------------

      184,778   5,695,446             6,195,315  (12,870,512)             23,322,619               42,490,989   39,635,263
-----------------------------------------------------------------------------------------------------------------------------
     (484,518)  6,076,776             4,137,364  (12,469,877)             22,281,168               42,490,001   39,635,754

   27,441,602  21,364,826            25,453,601   37,923,478                      --              153,665,298  114,029,544
-----------------------------------------------------------------------------------------------------------------------------
  $26,957,084 $27,441,602           $29,590,965  $25,453,601             $22,281,168             $196,155,299 $153,665,298
-----------------------------------------------------------------------------------------------------------------------------

$      21,673 $    16,033         $      76,821  $    76,824               $  19,810             $     59,091 $     60,209

*  For the period December 31, 1998 (inception) through September 30, 1999.
** GE Money Market Fund is a no load Fund offering only one class of shares to all investors.

STATEMENTS OF CHANGES
IN NET ASSETS (CONTINUED)
CHANGES IN FUND SHARES

                                                                   GE                            GE
                                                                  FIXED                      GOVERNMENT
                                                                 INCOME                      SECURITIES
                                                                  FUND                          FUND
                                                          YEAR ENDED YEAR ENDED         YEAR ENDED YEAR ENDED
                                                           SEPTEMBER  SEPTEMBER          SEPTEMBER  SEPTEMBER
                                                           30, 1999   30, 1998           30, 1999   30, 1998
-----------------------------------------------------------------------------------------------------------------------
CLASS A (NOTE 10):
Shares sold by subscription                             1,309,417   2,027,068           2,201,504      666,957
Issued for distributions reinvested                       144,112     121,804             143,852      118,722
Shares redeemed                                        (1,640,540)   (874,272)           (847,660)    (843,431)
Shares redesignated                                    (2,632,817)         --             992,629          --
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                 (2,819,828)  1,274,600           2,490,325      (57,752)
-----------------------------------------------------------------------------------------------------------------------
CLASS B:
Shares sold by subscription                               137,143      36,886             181,816      228,535
Issued for distributions reinvested                         7,685       5,393           1,290,547    1,645,646
Shares redeemed                                           (50,180)    (10,610)        (13,346,412) (18,393,279)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                     94,648      31,669         (11,874,049) (16,519,098)
-----------------------------------------------------------------------------------------------------------------------
CLASS C (NOTE 10):
Shares sold by subscription                             2,128,616   1,476,623             895,961      106,023
Issued for distributions reinvested                       208,804     161,153              26,136        1,575
Shares redeemed                                        (1,093,325)   (583,721)           (175,695)     (14,221)
Shares redesignated                                     2,630,335+        --             (839,779)          --
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                  3,874,430   1,054,055             (93,377)      93,377
-----------------------------------------------------------------------------------------------------------------------
CLASS Y:
Shares sold by subscription                             2,627,378   1,861,485                  --        --
Issued for distributions reinvested                       166,900      97,133                  --        --
Shares redeemed                                        (2,117,582)   (907,273)                 --        --
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                    676,696   1,051,345                  --        --
-----------------------------------------------------------------------------------------------------------------------
CLASS  C (LEVEL LOAD) (2):
Shares sold                                                 5,947         --                8,537        --
-----------------------------------------------------------------------------------------------------------------------


*  For the period December 31, 1998 (inception) through September 30, 1999.
** GE Money Market Fund is a no load Fund offering only one class of shares to all investors.
 + Class C shares were renamed Class A as a result of the redesignation. See Note 10 of the Notes to Financial Statements.

              GE                                                      GE                        GE
          SHORT-TERM                        GE                       HIGH                      MONEY
          GOVERNMENT                    TAX-EXEMPT                   YIELD                    MARKET
             FUND                          FUND                      FUND*                    FUND**
     YEAR ENDED YEAR ENDED          YEAR ENDED YEAR ENDED          FOR THE            YEAR ENDED  YEAR ENDED
      SEPTEMBER  SEPTEMBER           SEPTEMBER  SEPTEMBER       PERIOD ENDED           SEPTEMBER  SEPTEMBER
      30, 1999   30, 1998            30, 1999   30, 1998     SEPTEMBER 30, 1999        30, 1999   30, 1998
-----------------------------------------------------------------------------------------------------------------




      298,453    161,494              65,078    27,965              14,219          368,126,450   249,769,855
       37,352     37,766               4,762     2,387                 505            7,630,908     6,056,055
     (142,583)   (73,896)            (25,923) (968,784)                 --         (333,266,918) (216,190,647)
     (934,532)        --           1,467,916        --             (14,724)                  --           --
-----------------------------------------------------------------------------------------------------------------
     (741,310)   125,364           1,511,833  (938,432)                 --           42,490,440    39,635,263
-----------------------------------------------------------------------------------------------------------------




       24,906     11,782              51,615    44,630              17,336                   --        --
        2,467      3,358              18,557    21,736                 532                   --        --
      (47,118)   (27,658)           (170,051) (184,662)             (1,725)                  --        --
-----------------------------------------------------------------------------------------------------------------
      (19,745)   (12,518)            (99,879) (118,296)             16,143                   --        --
-----------------------------------------------------------------------------------------------------------------




      563,042    318,037           1,014,919   285,575             198,263                  --         --
       39,627     30,702              52,155    27,838               2,898                  --         --
     (246,049)  (115,358)           (532,407)  (99,769)            (13,248)                 --         --
      933,786+       --           (1,412,373)       --               14,728+                           --
-----------------------------------------------------------------------------------------------------------------
    1,290,406    233,381            (877,706)  213,644             202,641                  --         --
-----------------------------------------------------------------------------------------------------------------




      143,939    172,114                  --        --           2,000,016                   --        --
       26,772     41,521                  95     2,197             111,460                   --        --
     (688,818)   (78,863)                 --  (266,126)                 --                   --        --
-----------------------------------------------------------------------------------------------------------------
     (518,107)   134,772                  95  (263,929)          2,111,476                   --        --
-----------------------------------------------------------------------------------------------------------------




        5,983         --               6,289        --               7,345                   --        --
-----------------------------------------------------------------------------------------------------------------

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1999


1.   ORGANIZATION OF THE FUNDS
GE Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 10, 1992, and is authorized to issue an unlimited number of shares. It is comprised of eighteen investment portfolios (each a "Fund" and collectively the "Funds"), although only the following seventeen are currently being offered: GE U.S. Equity Fund, GE Premier Growth Equity Fund, GE Value Equity Fund, GE Mid-Cap Growth Fund, GE Mid-Cap Value Equity Fund, GE Small-Cap Value Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Europe Equity Fund, GE Emerging Markets Fund, GE Strategic Investment Fund, GE Fixed Income Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE High Yield Fund and GE Money Market Fund. The Funds (except GE Money Market Fund) are presently authorized to issue four classes of shares. As of September 30, 1999, only three classes were active, except for the GE Government Securities Fund, which had only two classes active.

MAXIMUM SALES LOAD IMPOSED ON PURCHASES OF CLASS A SHARES (AS A PERCENTAGE OF OFFERING PRICE):

          5.75%                 4.25%              2.50%
--------------------------------------------------------------------------------
GE U.S. Equity Fund       GE Fixed            GE Short-Term
                            Income Fund         Government Fund
GE Premier Growth         GE Government
  Equity Fund               Securities Fund
GE Value Equity Fund      GE Tax-Exempt Fund
GE Mid-Cap Growth Fund    GE High Yield Fund
GEMid-Cap Value
  Equity Fund
GE Small-Cap Value Equity Fund
GE Global Equity Fund
GE International Equity Fund
GE Europe Equity Fund
GE Emerging Markets Fund
GE Strategic Investment Fund
There is no front-end sales load imposed on individual purchases of Class A shares of $1 million or more. The front-end sales charge is also waived in other instances as described in the Funds' prospectus. MAXIMUM CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS OF CLASS B SHARES (AS A PERCENTAGE OF REDEMPTION PROCEEDS) WITHIN THE FIRST YEAR ARE:

               3.00%                        4.00%
--------------------------------------------------------------------------------
GE Fixed Income Fund             GE U.S. Equity Fund
GE Government Securities Fund    GE Premier Growth Equity Fund
GE Short-Term Government Fund    GE Value Equity Fund
GE Tax-Exempt Fund               GE Mid-Cap Growth Fund
GE High Yield Fund               GE Mid-Cap Value Equity Fund
                                 GE Small-Cap Value Equity Fund
                                 GE Global Equity Fund
                                 GE International Equity Fund
                                 GE Europe Equity Fund
                                 GE Emerging Markets Fund
                                 GE Strategic Investment Fund

Except as described in the next paragraph, the maximum contingent deferred sales charge for Class B redemptions for all Funds are as follows: within the second year -- 3.00%; within the third year -- 2.00%; within the fourth year -- 1.00% and within the fifth year and thereafter --0.00%.

The maximum contingent deferred sales charge for Class B redemptions from shares acquired, either by purchase or exchange, as a result of the combination on September 26, 1997 of the Investors Trust Funds, with the GE Funds is as follows: 5.00% within the first year, 4.00% within the second year, 3.00% within the third year, 2.00% within the fourth year, 1.00% within the fifth year, and 0.00% thereafter.

Purchases of $1 million or more in Class A shares at net asset value are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase.

No front-end or contingent deferred sales charges are assessed by the Trust with respect to Class Y shares (formerly Class D shares) or shares of GE Money Market Fund.


2.   SUMMARY OF SIGNIFICANT
      ACCOUNTING POLICIES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1999

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS
     Securities for which exchange (or NASDAQ) quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Valuations for municipal bonds are based on prices obtained from a qualified municipal bond pricing service; such prices represent the mean of the bid and ask of the secondary market. Short-term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Trustees of the Funds.

In accordance with Rule 2a-7 of the 1940 Act, GE Money Market Fund values securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the classes based upon the relative net assets of each class.


REPURCHASE AGREEMENTS
Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.


SECURITY LENDING
The Funds may loan securities to brokers, dealers, and financial institutions determined by GE Investment Management Incorporated ("GEIM") to be creditworthy, subject to certain limitations. The Funds receive compensation in the form of fees in addition to the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will receive any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested net of any rebate. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.


FOREIGN CURRENCY
Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized or unrealized gain or loss from investments.

Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1999


rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.


FINANCIAL FUTURES CONTRACTS AND OPTIONS
Each of the Funds, other than GE Small-Cap Value Equity Fund and GE Money Market Fund, may invest in financial futures contracts and each of the Funds, other than GE Money Market Fund, may purchase and write options, subject to certain limitations. The Funds may invest in futures and options contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures, writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument. Selling futures, buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures and options on futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, know as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
The Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1999


the contracts are closed, when they are recorded as realized foreign currency related transactions gains or losses. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.


INVESTMENTS IN FOREIGN MARKETS
Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The GE Emerging Markets Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. At September 30, 1999, the GE Emerging Markets Fund has recorded an accrual in the amount of $37,280 for capital gains taxes incurred, and a deferred tax accrual of $73,628 in respect of unrealized appreciation on applicable investments in securities. These accruals are included in net realized and unrealized gain (loss) on investments in the Statements of Operations.


INCOME TAXES
The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income, tax-exempt income, and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

As of September 30, 1999, the following Funds have capital loss carryovers as indicated below. The capital loss carryover of the GE Tax-Exempt Fund includes a capital loss carryover of $42,651 acquired as a result of the reorganization with the Investors Trust Tax Free Fund. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.


              FUND                         AMOUNT       EXPIRES
--------------------------------------------------------------------------------
GE Tax-Exempt Fund                     $     333,580      2004
GE Fixed Income Fund                         182,527      2003
                                              38,636      2004
                                             445,270      2005
GE Government Securities Fund             78,123,796      2002
                                         107,525,597      2003
                                           1,748,819      2004
GE Money Market Fund                           3,153      2003
                                               5,688      2005
GE Mid-Cap Growth Fund                     1,693,901      2007

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Funds incurred and elected to defer losses incurred after October 31, 1998 as follows:

         FUND                          CURRENCY       CAPITAL
--------------------------------------------------------------------------------
GE International Equity Fund          $  98,758   $         --
GE Global Equity Fund                    93,760             --
GE U.S. Equity Fund                       8,578             --
GE Value Equity Fund                        319             --
GE Strategic Investment Fund             56,102             --
GE Tax-Exempt Fund                           --        256,556
GE Fixed Income Fund                         14      1,980,977
GE Government Securities Fund                --      6,418,299
GE Short-Term Government Fund                --          7,435
GE Mid-Cap Value Equity Fund                 --        122,073
GE High Yield Fund                           --        180,490
GEEurope Equity Fund                     56,979         49,786
GE Emerging Markets Fund                101,105             --

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1999


DISTRIBUTIONS TO SHAREHOLDERS
GE Fixed Income Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE High Yield Fund and GE Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from investment income annually. All Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments. GE Government Securities Fund will declare a distribution each day in an amount based on periodic projections of its future net investment income. Consequently, the amount of each daily distribution may differ from actual net investment income.


INVESTMENT INCOME
Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds and discounts and premiums on tax-exempt bonds are amortized to call or maturity date, whichever is shorter, using the effective yield method. For tax-exempt bonds purchased on or after May 1, 1993, both market discount and original issue discount are amortized.


EXPENSES
Expenses of the Trust which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEIM, investment adviser to the Funds and wholly-owned subsidiary of General Electric Company, and reimbursed by the Funds.


DEFERRED ORGANIZATIONAL COSTS
Organizational expenses applicable to the Funds have been deferred and are being amortized on a straight-line basis over a period of five years from commencement of investment operations.


3.    SECURITY LENDING
At September 30, 1999, the GE Government Securities Fund, which is the only fund that participated in securities lending, had loaned securities having a value, including accrued interest, of approximately $6,702,771 and received $6,801,442 and $91,485 in cash and letter of credit, respectively, as collateral for loans.



4.    FEES AND COMPENSATION
      PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION AND OTHER OPERATING FEES
Compensation of GEIM for investment advisory and administrative services, is paid monthly based on the average daily net assets of each Fund. Until further notice, GEIM has agreed to reduce other operating expenses (exclusive of advisory, administration and distribution fees) for each Fund to the levels as stated in the following schedule:


                      ANNUALIZED BASED ON AVERAGE DAILY NET ASSETS
                           ADVISORY AND            OTHER
                       ADMINISTRATION FEES* OPERATING EXPENSES*
--------------------------------------------------------------------------------

GE U.S. Equity Fund              .40%              .22%
GE Premier Growth Equity Fund    .60%              .35%
GE Value Equity Fund             .55%              .29%
GE Mid-Cap Growth Fund           .60%              .30%
GE Mid-Cap Value Equity Fund     .65%              .25%
GE Small-Cap Value Equity Fund   .70%              .20%
GE Global Equity Fund            .75%              .47%
GE International Equity Fund     .80%              .47%
GE Europe Equity Fund            .90%              .30%
120

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1999


                      ANNUALIZED BASED ON AVERAGE DAILY NET ASSETS
                           ADVISORY AND            OTHER
                       ADMINISTRATION FEES* OPERATING EXPENSES*
--------------------------------------------------------------------------------
GE Emerging Markets Fund        1.05%               .30%
GE Strategic Investment Fund     .35%               .30%
GE Fixed Income Fund             .35%               .20%
GE Government Securities Fund    .40%               .20%
GE Short-Term Government Fund    .30%               .50%
GE Tax-Exempt Fund               .35%               .25%
GE High Yield Fund               .45%               .20%
GE Money Market Fund             .25%               .25%
*AFTER REIMBURSEMENT, IF ANY.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES
The Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund except the GE Money Market Fund. Each Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GE Financial Assurance Holdings, Inc. (an indirect wholly-owned subsidiary of General Electric Company) and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rates applicable were: prior to September 18, 1999, .50% for Class A shares, 1.00% for Class B shares (except GE Short-Term Government Fund which was .85%) and .25% for Class C shares. Subsequent to the close of business on September 17, 1999, the annual rate for Class A shares was reduced to .25% (see Note 10 for additional information). Currently Class Y shares are not subject to a 12b-1 fee.

GEID has agreed that once Class B shares automatically convert to Class A shares, six years after the date of purchase (eight years in the case of shares acquired or exchanged from shares of Investors Trust Funds), such shareholders will become subject to the .25% distribution and/or shareholder services fees attributable to Class A shares.


TRUSTEES COMPENSATION
The Funds pay no compensation to their Trustees who are officers or employees of GEIM or its affiliates. Trustees who are not such officers or employees receive an annual fee of $10,000 and an additional fee of $500 per Trustees' meeting attended in person.


OTHER
For the period ended September 30, 1999, the Trust was informed that GEID acting as underwriter received net commissions of $677,052 from the sale of Class A shares and $297,460 in contingent deferred sales charges from redemptions of Class A and Class B shares.


5.   SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEIM, Brown Brothers Harriman & Co. ("Brown Brothers") is the sub-adviser to the GE Tax-Exempt Fund; Palisade Capital Management, LLC ("Palisade") is the sub-adviser to the GE Small-Cap Value Equity Fund; NWQ Investment Management Company ("NWQ") is the sub-adviser to the GE Mid-Cap Value Equity Fund; and Miller Anderson & Sherrerd, LLP ("MAS") is the sub-adviser to the GE High Yield Fund.

     Brown Brothers, Palisade, NWQ and MAS are responsible for the day-to-day portfolio management of the assets of the GE Tax-Exempt Fund, the GE Small-Cap Value Equity Fund, the GE Mid-Cap Value Equity Fund and the GE High Yield Fund, respectively, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEIM and the Board.

For their services, GEIM pays Brown Brothers, Palisade, NWQ and MAS monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the respective funds.


6.    AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION
Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at September 30, 1999, were as follows:

                                                     NET
                        GROSS         GROSS      UNREALIZED
                     UNREALIZED    UNREALIZED   APPRECIATION/
                    APPRECIATION  DEPRECIATION (DEPRECIATION)
--------------------------------------------------------------------------------
GE U.S. Equity Fund $142,097,007   $29,873,602 $112,223,405

GE Premier Growth
  Equity Fund         17,535,994     5,665,710   11,870,284

GE Value Equity Fund  19,080,667     3,479,108   15,601,559

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1999

                                                      NET
                         GROSS         GROSS      UNREALIZED
                      UNREALIZED    UNREALIZED   APPRECIATION/
                     APPRECIATION  DEPRECIATION (DEPRECIATION)
--------------------------------------------------------------------------------
GE Mid-Cap
  Growth Fund          5,610,319     4,249,362    1,360,957

GE Mid-Cap Value
  Equity Fund          1,496,457     1,698,219     (201,762)

GE Small-Cap Value
  Equity Fund          2,189,863     1,560,322      629,541

GE Global Equity Fund 12,397,703     2,167,495   10,230,208

GE International
  Equity Fund          8,128,516     2,798,077    5,330,439

GE Europe Equity Fund    884,492       929,178      (44,686)

GE Emerging
  Markets Fund         3,528,498       913,171    2,615,327

GE Strategic
  Investment Fund     32,776,592     6,113,084   26,663,508

GE Fixed Income Fund     173,635     4,225,875   (4,052,240)

GE Government
  Securities Fund      6,291,100    10,949,400   (4,658,300)

GE Short-Term
  Government Fund          4,519       260,433     (255,914)

GE Tax-Exempt Fund       286,537       741,061     (454,524)

GE High Yield Fund       230,047     1,094,500     (864,453)

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at September 30, 1999.



7.   OPTIONS

During the period ended September 30, 1999, the following option contracts were written:


                        GE STRATEGIC              GE FIXED
                       INVESTMENT FUND           INCOME FUND
--------------------------------------------------------------------------------
                     NUMBER                   NUMBER
                  OF CONTRACTS  PREMIUM    OF CONTRACTS  PREMIUM
--------------------------------------------------------------------------------
Balance as of
  September 30, 1998  2,940     $11,771        6,370  $   25,412
Written              28,958      93,472       60,046     194,985
Closed and Expired  (25,728)    (84,060)     (53,511)   (175,986)
Exercised            (6,170)    (21,183)     (12,905)    (44,411)
--------------------------------------------------------------------------------
Balance as of
   September 30, 1999    --     $    --           --   $      --
--------------------------------------------------------------------------------


                                GE GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------
                                   NUMBER
                                OF CONTRACTS        PREMIUM
--------------------------------------------------------------------------------
Balance as of September 30, 1998   14,900       $   53,984
Written                           184,932          591,397
Closed and Expired               (157,347)        (495,866)
Exercised                         (42,485)        (149,515)
--------------------------------------------------------------------------------
Balance as of September 30, 1999       --       $       --
--------------------------------------------------------------------------------



8.   INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended September 30, 1999, were as follows:

                               PURCHASES            SALES
--------------------------------------------------------------------------------
GE U.S. Equity Fund         $338,759,776      $292,203,207
GE Premier Growth
  Equity Fund                 71,738,102        16,018,460
GE Value Equity Fund          26,387,030        23,299,119
GE Mid-Cap Growth Fund        17,005,162        23,055,300
GE Mid-Cap Value
  Equity Fund                 12,808,918         1,812,761
GE Small-Cap Value
  Equity Fund                 52,417,224        33,932,865
GE Global Equity Fund         38,506,244        35,140,384
GE International
  Equity Fund                 32,224,132        25,508,342
GE Europe Equity Fund         15,446,770         4,764,377
GE Emerging Markets Fund      17,868,871         7,467,172
GE Strategic
  Investment Fund            205,469,750       182,185,529
GE Fixed Income Fund         344,197,140       312,528,922
GE Government
  Securities Fund            354,976,441       413,162,029
GE Short-Term
  Government Fund             30,772,004        29,607,027
GE Tax-Exempt Fund            20,218,579        14,235,733
GE High Yield Fund            26,752,740         5,227,939

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1999

9.   BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as percentage of a Fund held by certain directly and indirectly wholly-owned subsidiaries of General Electric Company and their respective investment plans ("GE Affiliates") at September 30, 1999 are:

                   5% OR GREATER SHAREHOLDERS  % OF FUND HELD
                    -------------------------
                      NUMBER   % OF FUND HELD  BY GE AFFILIATES*
------------------------------------------------------------------
GE U.S. Equity Fund      2            18%             18%
GE Premier Growth
  Equity Fund            2            16%              9%
GE Value Equity Fund     2            11%              6%
GE Mid-Cap Growth Fund   1            17%             17%
GE Mid-Cap Value Fund    1            91%             91%
GE Small-Cap Value
  Equity Fund            2            61%             61%
GE Global Equity Fund    2            32%             17%
GE International
  Equity Fund            4            43%             10%
GE Europe Equity Fund    1            92%             92%
GE Emerging
  Markets Fund           1            92%             92%
GE Strategic
  Investment Fund        2            19%             19%
GE Fixed Income Fund     3            20%             15%
GE Short-Term
  Government Fund        3            38%             25%
GE Tax-Exempt Fund       2            24%             13%
GE High Yield Fund       1            90%             90%
GE Money Market Fund     1            15%              --

The GE Moderate Strategy Fund, an open-ended management investment company operating as a "fund of funds," that is advised by GEIM, also owned 5% or more of the outstanding shares of certain funds.

Investment activities of these shareholders could have a material impact on the Funds.

* INCLUDED IN THE 5% OR GREATER SHAREHOLDERS PERCENTAGE.


10.   CAPITAL STOCK TRANSACTIONS

On June 11, 1999, the Board of Trustees of GE Funds approved a share class redesignation (the "Redesignation") for each of the Funds, except the GE Money Market Fund, effective at the close of business September 17, 1999. The Redesignation combined each Fund's respective Class A and Class C shares into a single class designated as Class A. For each of the Funds affected by the Redesignation, except the GE Value Equity Fund, GE Mid-Cap Growth Fund, GE Government Securities Fund and GE Tax-Exempt Fund, Class A shares were combined into Class C shares and the combined Class C shares were renamed Class A shares. For the GE Value Equity Fund, GE Mid-Cap Growth Fund, GE Government Securities Fund and GE Tax-Exempt Fund, Class C shares were combined into Class A shares. The Redesignation was completed to simplify the structure and increase the operating efficiencies of the Funds. For tax purposes, the Redesignation results in a non-taxable exchange of shares. At the same time, the Trustees approved a reduction in the annual distribution and shareholder servicing fee rate for Class A shareholders from 0.50% to 0.25%, effective September 18, 1999. Additionally, Class D shares were renamed Class Y shares.

On September 30, 1999 a new class of shares, the Class C (level load) shares, were created and offered for public sale effective October 1, 1999 by each of the Funds (except the GE Money Market Fund). As of September 30, 1999 there had been no activity in Class C (level load) shares other than the initial investment. There is no front-end sales load imposed on individual purchases of Class C (level load) shares. However, a maximum contingent deferred sales charge of 1% is imposed on the redemption of Class C (level load) shares within the first year of purchase. Class C (level load) shares pays GEID a monthly fee for distribution and/or shareholder services provided, at an annual rate of 1.00% of the average daily net assets of Class C (level load) shares.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders and Trustees of GE Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting GE Funds (the "Trust") at September 30, 1999, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 12, 1999

                                                      TAX INFORMATION, UNAUDITED

Of the dividends paid from net investment income by the GE Tax-Exempt Fund for the tax period ended September 30, 1999, 98.47% represents exempt interest dividends for Federal income tax purposes.

During the year ended September 30, 1999, the following GE Funds paid to shareholders of record on December 8, 1998 the following long-term capital gain dividends reported on Forms 1099-DIV for 1998.

FUND                                           PER SHARE AMOUNT
--------------------------------------------------------------------------------
GE U.S. Equity Fund                                $2.42509
GE Premier Growth Equity Fund                       0.63722
GE Value Equity Fund                                0.24364
GE Global Equity Fund                               0.83598
GE International Equity Fund                        0.00142
GE Strategic Investment Fund                        1.80593
GE Short-Term Government Fund                       0.04186

Please consult a tax adviser if you have any questions about federal or state income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

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                                      126

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                                      127

                                                       GE FUNDS' INVESTMENT TEAM
  PORTFOLIO MANAGERS
  GE U.S. EQUITY FUND
  Team led by Eugene K. Bolton

  GE PREMIER GROWTH EQUITY FUND
  David B. Carlson

  GE VALUE EQUITY FUND
  Peter J. Hathaway

  GE MID-CAP GROWTH FUND
  Ralph E. Whitman, Jr.

  GE MID-CAP VALUE FUND
  Jon D. Bosse -
      NWQ Investment Management Company

  GE SMALL-CAP VALUE FUND
  Investment Committee:
  Jack Feiler
  Martin L. Berman
  Steven E. Berman
  Richard Meisenberg -
      Palisade Capital Management, L.L.C.

  GE GLOBAL EQUITY FUND
  Team led by Ralph R. Layman
  Michael J. Solecki

  GE INTERNATIONAL EQUITY FUND
  Team led by Ralph R. Layman

  GE EUROPE EQUITY FUND
  Michael J. Solecki

  GE EMERGING MARKETS FUND
  Team led by Ralph R. Layman

  GE STRATEGIC INVESTMENT FUND
  David B. Carlson
  Ralph R. Layman
  Robert A. MacDougall

  GE FIXED INCOME FUND
  GE GOVERNMENT SECURITIES FUND
  GE SHORT-TERM GOVERNMENT FUND
  Team led by Robert A. MacDougall

  GE TAX-EXEMPT FUND
  Barbara A. Brinkley-
      Brown Brothers Harriman & Co.

  GE HIGH YIELD FUND
  Robert E. Angevine
  Thomas L. Bennett
  Stephen F. Esser -
      Miller Anderson & Sherrerd, LLP

  GE MONEY MARKET FUND
  Team led by Robert A. MacDougall

  INVESTMENT ADVISER
  AND ADMINISTRATOR
  GE Investment Management Incorporated

  TRUSTEES
  Michael J. Cosgrove
  John R. Costantino
  Alan M. Lewis
  William J. Lucas
  Robert P. Quinn

  SECRETARY
  Matthew J. Simpson

  TREASURER
  Michael J. Tansley

  ASSISTANT TREASURER
  Michael M. D'Ambrosio

  DISTRIBUTOR
  GE Investment Distributors, Inc.
  Member NASD and SIPC

  COUNSEL
  Willkie Farr & Gallagher

  CUSTODIAN
  State Street Bank & Trust Company

  INDEPENDENT ACCOUNTANTS
  PricewaterhouseCoopers LLP

  OFFICERS OF THE INVESTMENT ADVISER
  John H. Myers, CHAIRMAN OF THE BOARD AND PRESIDENT

  Eugene K. Bolton, EVP, DOMESTIC EQUITIES

  Michael J. Cosgrove, EVP, MUTUAL FUNDS

  John J. Walker, EVP, CHIEF FINANCIAL OFFICER

  Ralph R. Layman, EVP, INTERNATIONAL EQUITIES

  Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

  Robert A. MacDougall, EVP, FIXED INCOME

  Geoffrey R. Norman, EVP, MARKETING

  Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

                                                           SHAREHOLDER INQUIRIES

CLASS A, B AND C INVESTORS: For questions regarding the Funds or your account, call your Investment Professional or GE Funds Shareholder Services at 1-800-242-0134.

Address inquiries regarding the Funds to:             GE FUNDS
                                                      3003 SUMMER STREET
                                                      P.O. BOX 7900
                                                      STAMFORD, CT 06904-7900

Address requests regarding your account(s) to:        GE FUNDS
                                                      P.O. BOX 219631
                                                      KANSAS CITY, MO 64141-9631

Overnight express mail Address:                       GE FUNDS
                                                      C/O NFDS
                                                      330 WEST 9TH STREET
                                                      KANSAS CITY, MO 64105
                                                      (816) 843-7335


CLASS Y INVESTORS:            Contact your designated GE Investments
                              account representative


401(K) PLAN INVESTORS:        Call your company's designated plan number.

WEBSITE: HTTP:/WWW.GE.COM/MUTUALFUNDS
    At GE, we're dedicated to providing the investment options you'll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles to integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a tradition of investment management that spans more than 70 years. Whether you're creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

    The GE Family of Funds is just one of the investment product lines available through GE Financial Assurance -- a dynamic family of investment and insurance companies devoted to providing financial solutions to consumers seeking to accumulate, preserve and protect wealth over their lifetimes.

INVESTMENT ADVISER
GE INVESTMENT MANAGEMENT INCORPORATED
3003 SUMMER STREET
STAMFORD, CT  06905

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
777 LONG RIDGE ROAD
STAMFORD, CT  06927

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U.S. POSTAGE
PAID
CANTON, MA
PERMIT NO. 313

[GE LOGO OMITTED]
WE BRING GOOD THINGS TO LIFE.

GEF-3 (9/99)   903105